As filed with the Securities and Exchange Commission on February 27, 2006
                                                 Registration No. 333-129157


=================================================================================================================================

                                               SECURITIES AND EXCHANGE COMMISSION
                                                     WASHINGTON, D.C. 20549

                                                        ------------------

                                                       AMENDMENT NO. 2 TO
                                                            FORM S-3
                                                     REGISTRATION STATEMENT
                                                              UNDER
                                                  THE SECURITIES ACT OF 1933
                                                        ------------------

         ALLSTATE LIFE GLOBAL FUNDING                                             ALLSTATE LIFE INSURANCE COMPANY
(As depositor of the trusts described herein,                            (As sponsor of the trusts described herein and as
 and as issuer of the funding notes described herein)                    issuer of the funding agreements described herein)
(Exact name of registrant as specified in its charter)                   (Exact name of registrant as specified in its charter)

                 Delaware                                                                       Illinois
 (State or other jurisdiction of incorporation or organization)     (State or other jurisdiction of incorporation or organization)

             Not Applicable                                                                     36-2554642
 (I.R.S. Employer Identification Number)                                                (I.R.S. Employer Identification Number)

    6525 Morrison Boulevard, Suite 318                                                          3100 Sanders Road
          Charlotte, NC 28211                                                                  Northbrook, IL 60062
            (704) 365-0569                                                                         (847) 402-5000
 (Address, including zip code, and telephone number, including area          (Address, including zip code, and telephone number,
  code of registrant's principal executive offices)                           including area code, of registrant's principal
                                                                                                executive offices)

               Douglas K. Johnson                                                          Michael J. Velotta
       President of AMACAR Pacific Corp.,                                        Senior Vice President, General Counsel
  Administrator of Allstate Life Global Funding                                and Secretary of Allstate Life Insurance Company
     and Allstate Life Global Funding Trusts                                                  3100 Sanders Road
       6525 Morrison Boulevard, Suite 318                                                    Northbrook, IL 60062
               Charlotte, NC 28211                                                             (847) 402-5000
                 (704) 365-0569
                         (Name, address, including zip code, and  telephone number, including area code, of agents for service with respect to the registrants)
                                                         Copies to:
                      John M. Schwolsky                                                     Anthony J. Ribaudo
                     Joseph L. Seiler III                                                    Sidley Austin LLP
                        Vladimir Nicenko                                                     One South Dearborn
                 LeBoeuf, Lamb, Greene & MacRae LLP                                         Chicago, Illinois 60603
                     125 West 55th Street                                                      (312) 853-7000
                      New York, NY 10019
                        (212) 424-8000
                                                        ------------------



Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

     If the only  securities  being  registered  on this Form are being  offered pursuant to dividend or interest  reinvestment  plans,  check the following box.
|_|

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                                ------------------

                         CALCULATION OF REGISTRATION FEE
===================================================================================================================================
                                                                            Proposed Maximum    Proposed Maximum       Amount of
                                                            Amount to        Offering Price    Aggregate Offering     Registration
Title of Each Class of Securities to be Registered      be Registered(1)        Per Unit         Price(2)(3)(4)          Fee(5)
-----------------------------------------------------------------------------------------------------------------------------------

Secured Medium Term Notes(6)........................     $5,000,000,000           100%        $5,000,000,000          $577,265(7)
Funding Notes(8)....................................     $5,000,000,000           100%        $5,000,000,000            None(8)
Funding Agreements(9)...............................     $5,000,000,000           100%        $5,000,000,000            None(9)
==================================================================================================================================

(1)  Securities in the amount of  $1,650,000,000  registered by the  registrants under  Registration  Statement No.  333-125937 and not previously  sold are consolidated in this registration  statement pursuant to Rule 429 under the
     Securities Act of 1933.  Accordingly,  the total amount of securities to be
     registered  under  this  registration   statement  as  so  consolidated  is
     $5,000,000,000.  The amount of securities being  registered  represents the maximum  aggregate  principal amount of securities which, as of the date of this filing, are expected to be offered for sale.

(2) Estimated solely for the purpose of determining the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

(3) If any securities are (a) denominated or payable in a foreign or composite currency or currencies, such principal amount as shall result in an aggregate initial offering price equivalent to $5,000,000,000, at the time of initial offering, (b) issued at an original issue discount, such greater principal amount as shall result in an aggregate initial offering price of $5,000,000,000, or (c) issued with their principal amount payable at maturity to be determined with reference to a currency exchange rate or other index, such principal amount as shall result in an aggregate initial offering price of $5,000,000,000.

(4) $5,000,000,000 is the estimated maximum aggregate offering price of all the securities being registered.

(5) The registration fee has been calculated on the basis of the maximum aggregate offering price of all securities listed in accordance with Rule
     457(o) under the Securities Act of 1933.

(6) Each issuance of Secured Medium Term Notes will be made by a newly formed separate and distinct trust.

(7) $194,205 of the total registration fee of $577,265 was paid in connection with Registration Statement No. 333-125937. Registration fees in the amount of $270,710 were paid on October 20, 2005 in connection with the initial filing of this registration statement.

(8)  Registered  solely  pursuant to Rule 140 under the  Securities Act of 1933.
     Each Funding Note of Allstate Life Global Funding will be purchased by a separate and distinct trust with the net proceeds from the sale of a related series of Secured Medium Term Notes issued by such trust. Pursuant to Rule 457(o) under the Securities Act of 1933, no separate registration fees are payable in respect of the Funding Notes.

(9) Each Funding Agreement of Allstate Life Insurance Company will be purchased by Allstate Life Global Funding with the net proceeds from the sale of the related Funding Notes. Pursuant to Rule 457(o) under the Securities Act of
     1933, no separate  registration  fees are payable in respect of the Funding
     Agreements.

                                ------------------

     The  registrants  hereby  amend  this  registration  statement  on  a  date necessary  to delay their  effectiveness  until the  registrants  file a further amendment  specifically  stating that this  registration  statement  will become effective  according to Section 8(a) of the Securities Act of 1933 or until this registration  statement  shall  become  effective  on the  date  the  Commission determines.
==============================================================================






                                EXPLANATORY NOTE

This registration statement contains:

o two prospectus supplements relating to one or more series of notes (one for an offering of series of secured medium term notes which are intended to be offered primarily to institutional investors and the other for an offering of series of secured medium term notes which are referred to as Allstate
     Life(R) CoreNotes(R) in the prospectus supplements and which are intended to be offered primarily to retail investors) which one or more newly created separate and distinct Delaware special purpose statutory trusts may offer from time to time to the public, as well as each related funding note which may be issued by Allstate Life Global Funding to the issuing trust, and one or more applicable funding agreements which may be issued by Allstate Life Insurance Company, and sold to, and deposited into, the issuing trust by Allstate Life Global Funding; and

o a base prospectus relating to one or more series of secured medium term notes (including series of Allstate Life(R) CoreNotes(R)) which may be issued and sold by the trusts to the public, as well as each related funding note which may be issued by Allstate Life Global Funding to the issuing trust, and one or more applicable funding agreements which may be issued by Allstate Life Insurance Company, and sold to, and deposited into, the issuing trust by Allstate Life Global Funding.

     Each offering of a series of notes and the related funding note and funding agreement(s) made under this registration statement will be made pursuant to:

     o the base prospectus and one of the prospectus supplements included in this registration statement, with the specifications of the applicable series of notes, and the related funding note and funding agreement(s), set forth in the applicable pricing supplement; or

     o the base prospectus and a newly filed prospectus supplement to the base prospectus, with the specification of the applicable series of notes, and the related funding note and funding agreement(s) set forth in such newly filed prospectus supplement or a pricing supplement.

"Allstate Life(R)" is a registered service mark of Allstate Insurance Company.

"CoreNotes(R)" is a registered service mark of Merrill Lynch & Co., Inc.





                              Subject to Completion
            Preliminary Prospectus Supplement dated February -, 2006

PROSPECTUS SUPPLEMENT
(To prospectus dated February -, 2006)

                                 $5,000,000,000
                          Allstate Life Global Funding
                                    Depositor
                            Secured Medium Term Notes
           Due Between Nine Months and 30 Years From the Date of Issue
               Issued Through Allstate Life Global Funding Trusts
                                   Secured by
                          Funding Agreements Issued by
                         Allstate Life Insurance Company
                                     Sponsor
                                ------------------

     Allstate Life Global Funding (the "depositor" or "Global Funding") is a statutory trust formed under the laws of the State of Delaware. Its primary purpose is to facilitate the programs for the issuance of one or more series of secured medium term notes (the "notes"). Each series of notes will be issued by a newly created separate and distinct Delaware statutory trust (each, a "trust"). The notes of each series will be secured by one or more funding agreements (each, a "funding agreement") issued by Allstate Life Insurance
Company ("Allstate Life") and assigned absolutely to, and deposited into, the issuing trust by Global Funding. Global Funding will be the sole beneficial owner of each trust that is formed and the depositor of the funding agreements into the issuing trusts. In connection with each offering of notes, Global
Funding will issue the applicable funding note (each, a "funding note") as more fully described herein. Allstate Life is the sponsor of the programs.

     The notes of each series will represent the obligations of the issuing trust and will constitute "asset-backed securities" within the meaning of Regulation AB under the Securities Act of 1933, as amended.

     The specific terms of each series of notes, and the related funding note and funding agreement(s), will be set forth in a separate prospectus supplement to this prospectus supplement and the accompanying prospectus (a "pricing supplement"), which will be prepared in connection with the issuance of such series of notes, including the information related to the interest rate or specified rate of return thereof, the distribution frequency and the first expected distribution date. The form of pricing supplement, which includes bracketed alternatives that may form part of the structure of an offering of notes pursuant to the program described in this prospectus supplement and the accompanying prospectus, is included in this prospectus supplement as Annex A.
You should read this prospectus supplement, the accompanying prospectus and the applicable pricing supplement carefully before you invest.

     The notes of each series:

     o    will be issued in only one class;

     o will represent the unconditional, direct, non-recourse, secured and unsubordinated obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust, Global
          Funding, Allstate Life or any of their respective affiliates;

     o will have a stated maturity of nine months to 30 years from the date of issue;

     o will have redemption and/or repayment provisions, if applicable, whether mandatory or at the option of the issuing trust or the holders of such notes;

     o will provide for payments in U.S. dollars or one or more foreign currencies;

     o    will be in book-entry or definitive form;

     o will bear interest at fixed or floating rates, or bear no interest at all; unless otherwise specified in the applicable pricing supplement, each trust will pay interest on the relevant series of notes on a monthly, quarterly, semiannual or annual basis;

     o will be secured by the right, title and interest of the issuing trust in and to (1) the funding agreement(s) held by that trust, (2) all proceeds of such funding agreement(s) and (3) all books and records pertaining to such funding agreement(s); and

     o may be sold to United States and foreign institutional and other investors.

     The funding note and funding agreement(s) issued in connection with the offering of a series of notes will represent the respective obligations of Global Funding and Allstate Life only and will not represent the obligations of or the interest in any person other than the respective issuing entity.

     Each class of securities offered may have an aggregate principal amount of up to $5,000,000,000 or the equivalent amount in one or more foreign or composite currencies.

     Investing in these securities involves risks that are described in the "Risk Factors" section beginning on page S-[ ].

                                ------------------

     Neither the Securities and Exchange Commission, any state securities commission nor any state insurance commission has approved or disapproved of these securities or determined if this prospectus supplement, the accompanying prospectus or any pricing supplement is truthful or complete. Any representation to the contrary is a criminal offense.

Merrill Lynch & Co.
       A.G. Edwards & Sons, Inc.
              Banc of America Securities LLC
                    Barclays Capital
                             Bear, Stearns & Co. Inc.
                                      Citigroup
                                            Credit Suisse
                                                   Deutsche Bank Securities
                                                            Goldman, Sachs & Co.
                                                                     JPMorgan
                                                                           Lehman Brothers
                                                                                    Morgan Stanley
                                                                                             RBS Greenwich Capital
                                                                                                     UBS Investment Bank
                                                                                                               Wachovia Securities

                                ------------------

               The date of this prospectus supplement is -, 2006.




                                TABLE OF CONTENTS

                                                                                                                     Page

                              Prospectus Supplement

Forward-Looking Statements..............................................................................................S-1
About this Prospectus Supplement and the Pricing Supplements............................................................S-2
Summary.................................................................................................................S-3
Risk Factors...........................................................................................................S-12
Allstate Life Global Funding Trusts....................................................................................S-18
Allstate Life Global Funding...........................................................................................S-18
Allstate Life Insurance Company........................................................................................S-19
Description of the Notes...............................................................................................S-20
Global Clearance and Settlement Procedures.............................................................................S-45
Special Provisions Relating to Foreign Currency Notes..................................................................S-47
Description of the Funding Agreements..................................................................................S-49
United States Federal Income Tax Considerations........................................................................S-50
Plan of Distribution...................................................................................................S-60
Annex A:  Form of Pricing Supplement...................................................................................A-1

                                   Prospectus

Forward-Looking Statements................................................................................................1
About this Prospectus.....................................................................................................2
Available Information.....................................................................................................3
Incorporation of Documents by Reference...................................................................................3
Description of Allstate Life Global Funding and the Trusts................................................................5
Description of Allstate Life Insurance Company...........................................................................16
Computation of Ratio of Earnings to Fixed Charges........................................................................17
Use of Proceeds..........................................................................................................17
Description of the Notes.................................................................................................18
Description of the Indentures............................................................................................19
Description of the Funding Notes.........................................................................................30
Description of the Funding Agreements....................................................................................31
Description of the Support and Expenses Agreements.......................................................................37
Description of the Administrative Services Agreements....................................................................38
ERISA Considerations.....................................................................................................39
Plan of Distribution.....................................................................................................42
Legal Opinions...........................................................................................................43
Experts..................................................................................................................43


                                ------------------

     The trusts may sell the notes to one or more of the agents referred to below (collectively, the "Agents") as principals for resale at varying or fixed offering prices or through the applicable Agent(s) as agents using their reasonable efforts on behalf of each issuing trust. The trusts may also sell notes directly to investors without the assistance of any Agent. Unless otherwise specified in the applicable pricing supplement, any note sold to an Agent as principal will be purchased by that Agent at a price equal to 100% of the principal amount thereof less a percentage of the principal amount equal to the commission applicable to an agency sale of a note of identical maturity.
Unless otherwise specified in the applicable pricing supplement, each trust will pay a commission to an Agent, ranging from .150% to .875% of the principal amount of each note, depending upon its stated maturity, sold through that Agent as its agent.

     You should rely on the information contained or incorporated by reference in this prospectus supplement, the accompanying prospectus and each applicable pricing supplement. Neither the registrants nor any Agent has authorized anyone to provide you with different or additional information. If anyone provides you with different or additional information, you should not rely on it. Neither the registrants nor any Agent is making an offer to sell the notes in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained or incorporated by reference in this prospectus supplement, the accompanying prospectus and the applicable pricing supplement is accurate as of any date other than the date of such document.




                           FORWARD-LOOKING STATEMENTS

Allstate Life

     This prospectus supplement, the accompanying prospectus and each applicable pricing supplement may include forward-looking statements of Allstate Life.
These forward-looking statements are not statements of historical fact but rather reflect Allstate Life's current expectations, estimates and predictions about future results and events. These statements may use words such as "will,"
"should," "likely," "target,"  "anticipate,"  "believe,"  "estimate,"  "expect,"
"intend," "predict," "project" and similar expressions as they relate to Allstate Life or its management. When Allstate Life makes forward-looking statements, Allstate Life is basing them on its management's beliefs and assumptions, using information currently available to Allstate Life. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to, risks, uncertainties and assumptions discussed in this prospectus supplement, the accompanying prospectus and in each applicable pricing supplement. Factors that can cause or contribute to these differences include those described under the heading "Risk Factors" in this prospectus supplement. Allstate Life undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, developments or otherwise.

     If one or more of these or other risks or uncertainties materialize,  or if
Allstate Life's underlying assumptions prove to be incorrect, actual results may
vary  materially  from  what  Allstate  Life  projected.   Any   forward-looking
statements  of  Allstate  Life  you  read in  this  prospectus  supplement,  the accompanying  prospectus  or any  pricing  supplement  reflect  Allstate  Life's current  views with respect to future  events and are subject to these and other risks,  uncertainties  and assumptions  relating to Allstate Life's  operations, results of operations, growth strategy and liquidity. All subsequent written and oral  forward-looking  statements  attributable  to Allstate Life or individuals acting on Allstate  Life's behalf are expressly  qualified in their  entirety by this section.  You should  specifically  consider the factors identified in this prospectus supplement,  the accompanying  prospectus and each applicable pricing supplement  which  could  cause  actual  results  to  differ  before  making  an investment decision.

Global Funding and the Trusts

     This prospectus supplement, the accompanying prospectus and each applicable pricing supplement may include forward-looking statements of Global Funding and the trusts. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to, risks, uncertainties and assumptions discussed in this prospectus supplement, the accompanying prospectus and in each applicable pricing supplement. Global Funding does not, and the trusts will not, undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     You should specifically consider the factors identified in this prospectus supplement, the accompanying prospectus and each applicable pricing supplement before making an investment decision. The trusts are not entitled to the safe harbors contained in Section 27A of the Securities Act of 1933, as amended (the
"Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to forward-looking statements of the trusts in this prospectus supplement, the accompanying prospectus and each applicable pricing supplement.


                                      S-1



          ABOUT THIS PROSPECTUS SUPPLEMENT AND THE PRICING SUPPLEMENTS

     This document is a prospectus supplement and supplements a prospectus which is part of a registration statement filed with the Securities and Exchange
Commission  (the  "SEC") by  Allstate  Life Global  Funding  and  Allstate  Life
Insurance Company (the "registrants"). This prospectus supplement provides you with a general description of the notes that each trust may offer in connection with the secured medium term notes program and the related funding notes and funding agreements described in this prospectus supplement and the accompanying prospectus (this "program") and supplements the description of the notes, funding notes and funding agreements contained in the accompanying prospectus.
The trusts may sell notes with a total initial public offering price or purchase price of up to $5,000,000,000 or the equivalent amount in one or more foreign currencies, less any amount of notes previously issued by the trusts under this program or pursuant to a separate prospectus supplement that relates to the Allstate Life(R) CoreNotes(R) program pursuant to which the notes may be offered by the trusts from time to time primarily to retail investors (the "Allstate
Life(R) CoreNotes(R) program").

     The  specific  terms and  conditions  of a series of notes and the  related funding  note and funding  agreement(s)  being  offered  will be  contained in a pricing  supplement.  A copy of that pricing  supplement will be provided to you along with a copy of this prospectus supplement and the accompanying prospectus.
That pricing supplement also may add, update,  supplement or clarify information in this  prospectus  supplement  and the  accompanying  prospectus.  You  should
carefully   review  such   additional,   updated,   supplemental  or  clarifying
information contained in the pricing supplement. You should read this prospectus
supplement  and  the  accompanying   prospectus  and  each  applicable   pricing
supplement  together with the additional  information  that is  incorporated  by reference in this prospectus  supplement and the accompanying  prospectus.  That
additional   information  is  described  under  the  heading  "Incorporation  of
Documents by Reference" in the accompanying prospectus.

     In  connection  with the  issuance of any series of notes,  the Agents have reserved the right to appoint one of them to act as a  stabilizing  agent.  Such
appointment  will  be  disclosed  in  the  applicable  pricing  supplement.   In
connection with the issuance of any series of notes,  the  stabilizing  agent or any person  acting on its behalf may  over-allot or effect  transactions  with a view to supporting the market price of the applicable series of notes at a level higher than that which might otherwise  prevail for a limited  period.  However, there is no  obligation on the  stabilizing  agent or any other person acting on its behalf to do this. Such  stabilizing,  if commenced,  may be discontinued at any  time  and  must be  brought  to an end  after a  limited  period.  Any such stabilizing  shall be conducted in compliance with all relevant laws,  rules and regulations. For a description of these activities, see "Plan of Distribution."

     In this  prospectus  supplement,  references to the "depositor" and "Global
Funding" are to Allstate Life Global Funding.  References to the "trusts" are to
Allstate Life Global Funding Trusts. References to an "issuing trust" are to a trust with respect to the series of notes issued and sold to the public by that trust. These references are not to Allstate Life Insurance Company. Unless otherwise specified herein or the context otherwise requires, in this prospectus supplement, references to "Allstate Life" are to Allstate Life Insurance
Company.

     In this prospectus supplement, references to "United States dollars," "U.S.
dollars" or "$" are to lawful currency of the United States of America, and references to "Euro" are to the currency introduced at the start of the third stage of the European Economic and Monetary Union pursuant to the Treaty
Establishing the European Community, as amended.



                                      S-2

                                     SUMMARY

     This section summarizes certain of the legal and financial terms of the notes, funding notes and funding agreements that are described in more detail in "Description of the Notes" and "Description of the Funding Agreements" beginning on pages S-[ ] and S-[ ] of this prospectus supplement, "Description of the Funding Notes" beginning on page [ ] of the accompanying prospectus, and other information described elsewhere in this prospectus supplement or in the accompanying prospectus. Final terms of any particular series of notes and the related funding note and funding agreement(s) will be set at the time of issuance and will be contained in the applicable pricing supplement. That pricing supplement may add to, update, supplement or clarify the terms contained in this summary. In addition, you should read the more detailed information appearing elsewhere in the accompanying prospectus, this prospectus supplement and the applicable pricing supplement.

The Trusts......................   Each series of notes will be issued by a newly created separate and distinct Delaware statutory trust (each, a "trust") formed by Allstate Life Global Funding, as trust beneficial owner, AMACAR Pacific Corp., as administrator (including any successor, the
                                   "administrator"), and Wilmington Trust Company, as Delaware trustee (including any successor, the "Delaware trustee"), pursuant to the filing of a certificate of trust and the execution of a trust agreement. Each trust agreement pursuant to which various trusts may be formed from time to time to issue notes is referred to in this prospectus supplement as a "trust agreement." Allstate Life Global Funding will be the sole beneficial owner of each trust that is formed.
Depositor; Issuer of Funding
   Notes........................   Allstate Life Global Funding is a registrant as the depositor of the funding agreements into the issuing trusts and the issuer of the funding notes.
Sponsor; Issuer of Funding
   Agreements...................   Allstate Life Insurance Company is the sponsor of the programs and a registrant as the issuer of the funding agreements.

                                   Allstate Life is not affiliated with any trust. None of Allstate Life or any of its officers, directors, subsidiaries or affiliates owns any beneficial interest in any trust nor has any of these persons or entities entered into any agreement with any trust other than in furtherance of the issuance of notes from time to time as contemplated by this prospectus supplement and the accompanying prospectus.

                                   None of Allstate Life or any of its officers, directors, subsidiaries or affiliates is affiliated with Global Funding, the Delaware trustee, the administrator, the indenture trustee or the funding note indenture trustee.
Purposes of Global Funding and
   Trusts.......................   The primary purpose of Global Funding is to facilitate the programs for the issuance of notes, including, in connection with each offering of notes, to issue the applicable funding note. The primary purpose of each trust is to issue the related series of notes to the public, which notes will be issued only on the original issue date of such notes and will be secured by one or more funding agreements issued by Allstate Life, and assigned absolutely to, and deposited into, the issuing trust by Global Funding. Each trust will use the net proceeds received from issuing its series of notes to acquire one or more funding agreements. Each trust will hold the collateral described below pertaining to its series of notes to fund its obligations under that series of notes.
                                   Each trust will pledge and collaterally assign the funding agreement(s) held in that trust to the indenture trustee for the benefit of the holders of that trust's series of notes and any other person for whose benefit the indenture trustee is or will be holding the applicable collateral.

                                   The notes of each series will represent the obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust, Global Funding,
                                   Allstate Life, or any of their respective affiliates. Holders of notes of a series may only look to the funding agreement(s) and any other collateral held in, or pledged and collaterally assigned to the indenture trustee by, the issuing trust for payment on their notes and not to the assets of

                                      S-3

                                   Allstate Life or Global Funding, or the assets held in any other trust.

Delaware Trustee................   Unless otherwise specified in the applicable pricing supplement, Wilmington Trust
                                   Company, a Delaware banking corporation, will be the sole trustee of Global Funding and each trust. In this prospectus supplement and the accompanying prospectus, references to
                                   "Delaware trustee" (i) with respect to any trust are to Wilmington Trust Company (or another entity specified in the applicable trust agreement), as Delaware trustee of such trust (including, in each case, any successor); and (ii) with respect to Global Funding are to Wilmington Trust Company as Delaware trustee of Global Funding (including any successor). The Delaware trustee will not be obligated in any way to make payments under or in respect of any notes, any funding notes or any funding agreements. The Delaware trustee is not affiliated with Allstate Life or the indenture trustee.

Administrator...................   Unless otherwise specified in the applicable pricing supplement, AMACAR Pacific Corp.
                                   will be the administrator of Global Funding and each trust. In this prospectus supplement and the accompanying prospectus, references to the "administrator" (i) with respect to any trust are to AMACAR Pacific Corp. (or another entity specified in the applicable trust agreement), as administrator of such trust (including, in each case, any successor); and (ii) with respect to Global Funding are to AMACAR Pacific Corp. as administrator of Global Funding (including any successor). The administrator will not be obligated in any way to make any payments under or in respect of the notes, any funding notes or any funding agreements. The administrator is not affiliated with Allstate Life or the indenture trustee.

Indenture Trustee...............   Each series of notes will be issued by the issuing trust pursuant to a separate indenture
                                   (each, an "indenture") to be entered into among the issuing trust and J.P. Morgan Trust
                                   Company, National Association (or another entity specified as indenture trustee in the applicable indenture), in its capacity as indenture trustee (including any successor, the
                                   "indenture trustee").  The indenture trustee will not be affiliated with the trusts, the
                                   Delaware trustee, the administrator, Global Funding or Allstate Life.

Funding Note Indenture Trustee..   Each funding note will be issued by Global Funding pursuant to a separate funding note indenture (each, a "funding note indenture") to be entered into among Global Funding and the other parties specified therein, including J.P. Morgan Trust Company, National
                                   Association (or another entity specified as the funding note indenture trustee in the applicable funding note indenture), in its capacity as funding note indenture trustee
                                   (including any successor, the "funding note indenture trustee"). The funding note indenture trustee is not affiliated with the trusts, the Delaware Trustee, the administrator, Global Funding or Allstate Life.

Servicer........................   Unless otherwise provided in the pricing supplement for a series of notes, pursuant to each indenture, J.P. Morgan Trust Company, National Association, will perform the functions of the servicer in respect of the programs.

Diagram of Parties .............   Below is a diagram showing the parties involved in the issuance of notes by each trust.



                                                Funding Agreement(s)
                                           Deposit of Funding Agreement(s)
                                       --- into issuing trust. Funding note ---        Security Interest in
                                      |      is simultaneously cancelled.      |        Funding Agreement(s)
                                      |                                        |        (held for the benefit
                        Funding       |                                        |             of holders)
                      Agreement(s)    |                 Funding Note           |
-------------------                 -----------------                   ----------------                  --------------
|Allstate Life    |---------------> |Allstate Life  |------------------>|              | ---------------- |  Indenture |
|Insurance Company|<--------------  |Global Funding |<----------------- | Issuing Trust|                  |   Trustee  |
-------------------  Note Proceeds  -----------------  Note Proceeds    ----------------                  --------------
                                                                          ^          |
                                                                          |          |
                                                                        Note
                                                                      Proceeds     Notes
                                                                          |          |
                                                                          |          v
                                                                        ----------------
                                                                        |              |
                                                                        | Noteholders  |
                                                                        ----------------



                                      S-4

Allstate Life Can Issue Its Own
   Medium Term Notes and Funding
   Agreements Directly to
   Investors....................   Allstate Life is able to issue its own medium term notes directly to investors and does issue funding agreements directly to qualified investors. However, by securing each trust's notes with one or more of Allstate Life's funding agreements, such trust's notes are secured by an asset that would have a higher priority in insolvency than unsecured medium term notes of Allstate Life and, accordingly, may be entitled to receive a higher investment rating than unsecured medium term notes of Allstate Life. In addition, funding agreements are very difficult to transfer and have no active secondary market. By securing each trust's notes with one or more of Allstate Life's funding agreements, investors may be able to avail themselves of many of the benefits of Allstate Life's funding agreements while benefiting from the liquidity afforded by each trust's medium term notes.

Agents..........................   Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Banc of
                                   America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Inc., Citigroup Global
                                   Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman,
                                   Sachs & Co., Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., Lehman
                                   Brothers Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia
                                   Capital Markets, LLC.
Secured Medium Term Notes
   Program .....................   This prospectus supplement relates to notes that each trust may issue and sell primarily to institutional investors under this secured medium term notes program.

Allstate Life(R) CoreNotes(R)
   Program......................   Included in the registration statement, of which this prospectus supplement is a part, is another prospectus supplement relating to notes that may be issued and sold primarily to retail investors by one or more newly established Delaware statutory trusts under the related Allstate Life(R) CoreNotes(R) program. The terms of the Allstate Life(R)
                                   CoreNotes(R) are identical in all material respects to the terms of the notes to be sold under this program, as described in this prospectus supplement, except that the
                                   Allstate Life(R) CoreNotes(R):

                                        o    may not be issued as amortizing notes;

                                        o    will be denominated in U.S. dollars only;

                                        o    will not provide for the payment of additional  amounts
                                             relating  to  any   required   withholding   under  any
                                             circumstances; and

                                        o    may contain a survivor's  option,  permitting  optional
                                             repayment  of notes of a series  of notes,  subject  to
                                             certain limitations,  prior to maturity,  if requested,
                                             following the death of the beneficial owner of notes of
                                             that series.

Amount of the Notes.............   The trusts may collectively issue up to a maximum of $5,000,000,000 of notes, or the equivalent in one or more foreign or composite currencies, in connection with this prospectus supplement, less any amount of notes previously issued under this program, the related Allstate Life(R) CoreNotes(R) program or otherwise under the accompanying prospectus.

Flow of Funds...................   All funds deposited with the indenture trustee pursuant to an indenture in respect of notes of a series, except when an event of default has occurred and is continuing under the indenture, shall be held in trust in the applicable collection account and applied by the indenture trustee, in accordance with the provisions of the notes of such series and the applicable indenture, to the payment through any paying agent, to the persons entitled

                                      S-5

                                   thereto, of the principal, premium, if any, interest and additional amounts, if any, for whose payment such money has been deposited with or received by the indenture trustee.  If no event of default with respect to the notes of a series has occurred and is continuing, the following priority of payments shall apply:

                                        o    First:  to the  payment of  principal,  any premium and interest, any additional amounts, and any other amounts then  due  and  owing  on the  notes  of  such  series, ratably,  without  preference  or priority of any kind, according to the  aggregate amounts due and payable on such notes;

                                        o    Second:  to the payment of any other obligations then due and owing with respect to such series of notes, ratably, without preference or priority of any kind; and

                                        o    Third:  to the payment of any remaining  balance to the issuing trust for distribution by the Delaware trustee in accordance  with the  provisions  of the applicable trust agreement.

                                   Any funds collected by the indenture trustee following an event of default, and during the continuance thereof, under the applicable indenture in respect of the notes of a series shall be held in trust in the applicable collection account and be applied in the following order at the date or dates fixed by the indenture trustee and, in case of the distribution of such funds on account of principal, any premium and interest and any other amounts due and owing, upon presentation of the global security or certificates representing the notes of such series and the notation thereon of the payment if only partially paid or upon the surrender thereof if fully paid:

                                        o    First:   to  the   payment   of  costs  and   expenses, includingreasonable
                                             compensation   to  the  indenture trustee  and each  predecessor  indenture  trustee and their  respective  agents and  attorneys  and  of  all expenses  and  liabilities incurred,  and all advances  made,  by the  indenture  trustee and each  predecessor indenture trustee except  as those  adjudicated  in a court of competent jurisdiction to be the result of any such indenture trustee's negligence or bad faith, in an aggregate  amount  of no  more  than  $250,000  for all series of notes outstanding;

                                        o    Second:  to the payment of  principal,  any premium and interest,  any additional amounts and any other amounts then  due  and  owing  on the  notes  of  such  series, ratably,  without  preference  or priority of any kind, according to the  aggregate amounts due and payable on such  notes;

                                        o    Third: to the payment of any other obligations then due and  owing  with  respect  to such series of notes, ratably,  without  preference  or priority of any kind; and

                                        o    Fourth: to the payment of any remaining balance to the issuing trust for distribution by the Delaware trustee in accordance  with the  provisions  of the  applicable trust agreement.

                                All funds and other property  received by the Delaware trustee on behalf of the issuing trust in respect of the applicable collateral will be deposited into the  payment  account  of such trust and will be  distributed  by such trust as follows:

                                        o    First: to the indenture  trustee for the payment of all amounts then due and unpaid upon the applicable  series of notes  and any  other  amounts  due and  payable  in accordance with the applicable indenture; and

                                      S-6

                                        o    Second:  upon the final  redemption  of the  applicable series of notes and payment of any  amounts  payable in respect thereof, any remaining funds and other property deposited into the payment account shall be distributed to the Delaware  trustee for distribution  as provided below.

                                In  connection  with the  termination  of any trust  that is formed  and the distribution of all amounts  from  the applicable  payment  account in accordance with the priority described  above, the Delaware  trustee will distribute any amounts received in accordance with the second clause of the immediately  preceding  paragraph  and any  other  remaining assets of the trust in the following order of priority:

                                        o    First: to pay all expenses and other liabilities owed by the applicable trust; and

                                        o    Second: any remaining funds and other property shall be paid to the trust beneficial owner.

Terms of the Notes:
     Status.......................      o    The notes of a series will  represent  the unconditional,  direct,  non-recourse and unsubordinated obligations of the issuing  trust and will rank  equally  among themselves.

                                        o    Each series of notes may be  accelerated in the payment of principal  and  outstanding interest if an event of default under the notes of such series occurs. Upon the occurrence  of  an  event  of  default,  the  indenture  trustee  on  behalf  of the holders  of  notes of such series may only proceed  against the collateral held in the issuing trust.

                                        o    The  notes  of  each  series  are  not  intended  to be insurance  contracts, insurance  policies  or  funding agreements.

                                        o    The notes of each series will represent the obligations of the issuing  trust only and will not  represent  the obligations of, or interest in, any other trust, Global
                                             Funding,  Allstate  Life  or  any of  their  respective affiliates.

                                        o    The notes are not guaranteed by any person or entity.

                                        o    The notes will not benefit from any insurance  guaranty fund coverage or any similar protection.

Payment  of  Principal  and
    Interest.....................       o    Principal  and  interest  payments,  if any, on any series of notes will be made solely from the  proceeds of one or more funding  agreements,  and any other  collateral,  securing such series of notes. Each series of notes may be interest  bearing or non-interest  bearing.

                                        o    Each  series  of notes  that  bears  interest  may bear  interest at either a fixed rate or a floating  rate, or a combination of fixed and floating rates, as specified in the applicable pricing supplement.

                                        o    A trust may issue  amortizing  notes that pay an amount in respect of both  interest and  principal  amortized over  the life of the  notes,  if so  specified  in the applicable pricing supplement.

                                        o    The   principal   amount  of  each  note   (other  than amortizing   notes)  will  be
                                             payable  on  its  stated  maturity date, repayment date or redemption date, as


                                      S-7

                                            specified in the  applicable  pricing  supplement,  at the corporate  trust office of the paying  agent or any other  place  designated  by the issuing trust.

                                        o   Interest,  if any,  will be  payable on the  dates set forth in the applicable pricing supplement.

Interest Rate................           o   Each series of fixed rate notes will bear  interest  from its date of issue at the rate stated in the applicable  pricing  supplement  until the principal is paid.  Each series of  floating  rate notes will bear  interest  from the date of issue until the principal is paid at a rate  determined by reference to an interest rate or interest rate formula,  which may be adjusted by a spread and/or spread  multiplier (each as more fully described under  "Description of the Notes").  The pricing supplement for a series of floating rate notes will designate one or more of the following  base rates, along with the index  maturity  for that base rate:

                                                o the CD Rate,
                                                o the CMT Rate,
                                                o the Commercial  Paper Rate,
                                                o the Constant  Maturity  Swap Rate
                                                o the Eleventh District  Cost of Funds Rate,
                                                o the Federal  Funds Open Rate
                                                o the Federal Funds Rate,
                                                o LIBOR,
                                                o EURIBOR,
                                                o the Prime Rate, or
                                                o the Treasury Rate.

Redemption  and  Repayment.............  o  A trust  will  redeem its series of notes if Allstate  Life redeems each funding agreement securing such series of notes.  Except as otherwise  specified  in the
                                            accompanying prospectus,   this   prospectus   supplement  or  the  applicable
                                            pricing supplement, the funding agreement(s) securing a series of notes will not be redeemable by Allstate Life, and a series of notes will not be repayable at the  option  of the  holders  prior to its  stated  maturity  date.  Unless otherwise  specified in the applicable pricing  supplement,  the notes will not be subject to any sinking  fund.

Maturities............................  o   Each series of notes will mature  between nine months and 30 years from its date of original issuance. Each series of notes will have the same maturity date as the  related  funding  agreement(s).

Currencies  and
    Denominations.....................Unless otherwise specified in the applicable pricing supplement, notes of a series will be denominated  in U.S.  dollars and will be issued and sold in denominations of $1,000 and integral multiples of $1,000 in excess thereof.  Each funding note and funding agreement

                                      S-8

                                      will be issued in the same currency as the notes of the related series. Each funding note will be issued in the same  denomination  as the  notes  of the  applicable series.

Listing of Notes..................... Unless otherwise specified in the applicable pricing supplement,  a  series  of  notes will  not be  listed  on any  securities exchange.

Forms of Notes....................... Each  series of notes will be  issued in fully  registered  form and,  unless otherwise specified in the applicable pricing supplement, will be initially represented by one or more book-entry  notes  registered in the name of Cede & Co., the nominee of The
                                      Depository Trust Company ("DTC"), as depositary, or in the name of a common depositary  for
                                      Euroclear  Bank  S.A./N.V.,  as operator of the  Euroclear System ("Euroclear") or
                                      Clearstream Banking,  societe anonyme ("Clearstream Luxembourg"), in each case as depositary or by one or more  definitive notes.  Each  book-entry  note  will be held by the  indenture
                                      trustee  as   custodian for the applicable depositary.

Clearing  Systems.................... Unless otherwise specified in the applicable pricing supplement,  the notes of each series will be cleared through DTC.


Collateral........................... The notes of a series  will be secured by the  right,  title  and  interest  of the issuing  trust in and to (1) the funding  agreement(s)  held by that trust, (2) all proceeds of such funding agreement(s)  and (3) all  books and  records  pertaining
                                      to such  funding agreement(s).   In  this  prospectus  supplement,  references  to
                                      "other collateral"  are  to items (2) and (3) above.

Funding Agreements..................  The funding agreements are unsecured  obligations of Allstate Life, an Illinois stock life insurance company. In the event of insolvency of an Illinois insurance  company, claims against the insurer's estate are prioritized  pursuant to Section 5/205 of the
                                      Illinois Insurance Code. Under Section  5/205(1)(d) of the Illinois  Insurance Code,
                                      claims by "policyholders,  beneficiaries,  and insureds,  under  insurance  policies, annuity  contracts,  and funding  agreements"  receive payment prior to any distribution  to general  creditors not falling  within any other  priority class under the Illinois Insurance Code.

                                      The registrants  believe that in a properly  prepared and  presented  case in a delinquency  proceeding  under Article XIII of the Illinois Insurance Code, 215 ILCS
                                      Section 5/187 et seq.(the "Illinois  Liquidation  Act"), the timely and properly filed claims of an owner under the funding agreement (with the possible exception of claims for  Additional  Amounts, as discussed  below)  would  be  entitled  to distribution pari  passu  with claims  made by  other  policyholders, beneficiaries,  and  insureds under other insurance  policies, insurance contracts, annuities and funding agreements issued by Allstate Life, and the claims of the Illinois Life and Health Insurance
                                      Guaranty  Association, and any similar  organization  in another state, in accordance with Section 5/205(1)(d)  of the Illinois Liquidation  Act, and an owner's claims under the  funding  agreement  should  not be recharacterized  as other than the claims of a policyholder, beneficiary, or  insured  under an insurance policy, insurance contract, annuity or funding agreement.

                                      The obligations of Allstate Life under any funding  agreement will not be guaranteed by any person or entity.

                                      If a funding agreement so provides,  Allstate Life may be required to pay Additional
                                      Amounts (as such term is defined therein) to the indenture trustee as collateral assignee of the funding  agreement.  For a discussion regarding payment of Additional
                                      Amounts, see "Description of the Notes--Withholding  Tax and Payment of Additional
                                      Amounts."  Although such payments could be viewed as a claim under the funding agreements within the meaning  of Section  5/205(1)(d),  they may also be argued to be a separate payment  obligation.  Therefore,  while in a  proceeding  before a court of competent  jurisdiction the court might find that a claim for an Additional Amount constitutes a claim under a funding  agreement,  it also might find  that  such a claim is not a claim  entitled  to the  priority  afforded  by Section  5/205(1)(d).
                                      If  a  claim  for  an  Additional  Amount  does  not constitute  a  claim entitled  to the priority afforded  by  Section 5/205(1)(d),  then in a properly  prepared


                                      S-9

                                      and presented case any claim for an  Additional  Amount would be entitled to the same priority as claims of general creditors of Allstate Life under Section 5/205(1)(g).

                                      With respect to the  issuance  of any  series  of the  notes, the aggregate  amount of
                                      Allstate  Life's  liabilities  that would rank pari passu with each funding agreement securing  such  series of notes is  disclosed  in the  financial statements of Allstate
                                      Life contained in Allstate Life's most recent Annual Report on Form 10-K or Quarterly
                                      Report on Form 10-Q filed with the SEC, in each case as of the date of such financial statements.  This amount appears in the Consolidated  Statements of Financial Position
                                      as a liability under the  line  item  entitled  "Contractholder  funds."

Terms of the Funding Notes.........   Each trust will use the net proceeds received from the issuance of the related series of notes to purchase a funding  note in  definitive form (each, a "funding note")
                                      from Global  Funding.  Each funding note will have a principal amount equal to the principal amount of the related series of notes.  Each  funding note will  otherwise have payment and other terms substantially  similar to the  related  series of notes, except  that each funding note will contain a provision that makes it immediately cancelable upon the assignment  and deposit by Global  Funding of the related  funding agreement(s) to the related issuing trust. Such cancellation  shall operate as a redemption and satisfaction of such funding note.

Terms of the Funding
     Agreements.....................  Global Funding will use the net proceeds received from the sale of the related funding  note to purchase  one or more  funding  agreements issued by  Allstate  Life.
                                      Global  Funding  will  immediately  pledge  and collaterally  assign  each  such funding  agreement  to the  funding  note indenture  trustee and  immediately thereafter  assign  absolutely to, and deposit into,  the issuing trust each such funding  agreement.  The funding agreement(s)  will have a principal amount equal to the principal amount of the related series of notes. The funding  agreement(s)  will otherwise have payment and other  terms  substantially  similar to the  related series of notes.

Withholding  Tax....................  All amounts due in respect of the notes  of a series  will be made  without  any applicable  withholding  or deduction for or on account of any present or future taxes, duties, levies, assessments  or other  governmental  charges of whatever  nature imposed or levied  by  or  on  behalf  of  any  governmental  authority,  unless  such withholding  or  deduction  is  required  by law.  Neither the notes of the  applicable series nor the related funding note or funding agreement(s) will provide  for the payment of  additional  amounts  relating to any  required withholding  or  deduction  imposed or levied on  payments  in respect of a series of notes or the related funding note or funding agreement(s).  As a result, the risk of any such withholding or deduction,  whether or not as a result of a change in law or  otherwise,  will be borne by the  holders  of such series of notes.

Ratings.............................  Unless  otherwise indicated in the applicable  pricing  supplement,  it is expected that each series of notes, and the related funding note and the funding  agreement(s)
                                      securing such series of notes will have an issue credit rating of "AA" from Standard & Poor's
                                      Ratings  Services,   a  division  of  The  McGraw-Hill Companies, Inc. ("Standard & Poor's").
                                      It is expected that the program will be rated "Aa2" by Moody's Investors Service,  Inc.
                                      ("Moody's") and "AA" by Standard & Poor's.  If Moody's or  Standard & Poor's  changes  the program rating,  the new program rating will be specified in the applicable pricing supplement.  Notes of a series will be issued under the program only in the event that, at the time of issuance of such series of notes,  at least one nationally recognized rating agency would assign an investment grade rating to such  series  of  notes,  the  related funding  note  and  the  funding  agreement(s)  securing  such  series  of notes.

Fees and Expenses.................    Allstate Life and Global  Funding  entered into an amended and restated support and expenses agreement dated as of February -, 2006 (the "depositor support agreement").
                                      Pursuant to the depositor support agreement,  Allstate Life agreed, among other things, to pay certain costs and expenses  relating to the  offering,  sale and issuance of each funding note and certain costs,  expenses and taxes of Global Funding.
                                      Pursuant to the depositor

                                      S-10

                                      trust agreement,  Allstate Life also agreed to indemnify each service provider of Global
                                      Funding, as well as Global Funding, with respect to certain  matters.

                                      In connection with the issuance of a series of notes, Allstate  Life and the issuing trust will enter into a support and expenses agreement  (each,  a "support  agreement").
                                      Under each support agreement, Allstate Life will agree to pay certain costs and expenses relating to the offering,  sale and issuance of the applicable  series of notes and certain costs,  expenses and taxes of the issuing  trust.  Pursuant to each support agreement, Allstate Life will also agree to indemnify each service provider of the issuing trust, as well as the issuing trust, with respect to certain  matters.

                                      It is anticipated that the indenture trustee fees for this program will be approximately
                                      $13,000 annually.

Governing  Law....................    The  notes,  each  indenture,  each  funding  note  and each  funding  note indenture  will be governed by, and construed in accordance  with, the laws of the State of New York. The depositor  trust agreement is, and each trust agreement will be, governed by, and construed in accordance  with, the laws of the State of Delaware.  The funding  agreements  will be governed by the laws  of  the  State  of  Illinois.

United  States   Federal  Income
     Tax Considerations............   Special tax counsel to Global  Funding  will render its opinion  that under  current law and based on certain  facts and  assumptions contained in such opinion, for United
                                      States Federal income tax purposes,  Global Funding and each trust will be ignored and that the notes will be  classified  as  indebtedness  of  Allstate  Life.  Each holder and beneficial  owner of the notes,  by purchase  of the notes,  agrees to such treatment.  Accordingly,  holders of the notes generally will have the same United  States federal  income tax  consequences  from the purchase of the  notes as they would had they purchased a debt obligation issued directly by Allstate Life.  Prospective purchasers of the notes must carefully consider the tax  consequences  of the ownership and disposition the notes set forth under "United States Federal Income Tax Considerations."


                                      S-11

                                 RISK FACTORS

     Your investment in the notes includes risks. In consultation with your own financial and legal advisers, you should carefully consider, among other matters, the following discussion of risks before deciding whether an investment in the notes is suitable for you. The notes are not an appropriate investment for you if you do not understand their significant components and/or financial matters. You should also consult the discussion of risk factors set forth in Allstate Life's most recent Annual Report on Form 10-K, which is incorporated into this prospectus supplement and the accompanying prospectus by reference.

Risk Factors Relating to the Depositor and the Trusts

Each trust will have limited resources and therefore its ability to make timely payments with respect to its series of notes will depend upon Allstate Life making payments under the relevant funding agreement

     The ability of a trust to make timely payments with respect to the related series of notes is principally dependent upon Allstate Life making the related payments under each relevant funding agreement. Each trust is a special purpose statutory trust formed for the purpose of the issuance of the related series of notes. The obligations under a series of notes will be secured by and payable solely from the collateral held in the issuing trust. No holder of a series of notes will have any right to receive payments from the collateral related to any other series of notes.

The notes of a series will represent the obligations of the issuing trust only and will not represent the obligations of, or be guaranteed by, Allstate Life or any of its affiliates

     The notes will not  represent  the  obligations  of Allstate  Life,  Global
Funding or any other person or entity other than the issuing trust. The notes will not be guaranteed by any person or entity. Except pursuant to the terms of the funding agreement(s) included in the collateral for each series of notes, none of these entities nor any agent, trustee or beneficial owner of Global
Funding or the trusts, in respect of any trust, is under any obligation to provide funds or capital to Global Funding or the trusts or with respect to any series of notes issued by the trusts. The net worth of Global Funding on the date hereof is approximately $1,000 and is not expected to increase materially.
The net worth of each trust is expected to be minimal.

Global Funding is and the trusts will be special purpose entities and, as of the date of issue of any series of notes, the issuing trust will have no prior operating history

     Global Funding is and the trusts will be special purpose statutory trusts organized under the laws of the State of Delaware. Global Funding exists for the primary purpose of facilitating the programs for the issuance of notes. Each trust will exist for the exclusive purposes of: issuing and selling one series of notes to investors; using the net proceeds from the sale of series of notes to acquire the related collateral, including one or more funding agreements; and engaging in other activities necessary or incidental thereto. As of the date of issue of any series of notes, the issuing trust will have, no prior operating history.

Risk Factors Relating to the Notes

The notes of a series represent non-recourse obligations of the issuing trust

     The obligations under the notes of a series represent non-recourse obligations payable solely from the applicable collateral constituting the assets of the issuing trust. If any event of default shall occur under any series of the notes, the rights of the holders of the notes of such series and the indenture trustee, on behalf of such holders, will be limited to a proceeding against the applicable collateral. None of such holders or the indenture trustee will have the right to proceed against the collateral related to any other series of notes, Global Funding, any other trust or any of Allstate
Life, its officers, directors, affiliates, employees or agents or any of the trustees, beneficial owners or agents, or any of their respective officers, directors, affiliates, employees or agents in the case of any judgment in which there is deficiency remaining after foreclosure of any property included in such collateral. If an event of default shall have occurred under a series of notes, the indenture trustee will be entitled to have its fees and expenses paid solely from the collateral of such series of notes before holders of the notes of such series receive payment of the amounts then due and owing with respect to their notes; provided, that such priority of the indenture trustee over the holders of the notes of a series will be limited to an aggregate amount of no more than $250,000 for all series of notes. All claims of the holders of a series of notes in excess of amounts received from the related collateral will be extinguished.
In the absence of an event of default under a funding agreement, the occurrence of an event of default under the related series of notes will not give rise to any right to accelerate such applicable funding agreement. In that event,

                                      S-12

it is possible that the obligations under the applicable series of notes may be accelerated while the obligations of Allstate Life under the applicable funding agreement(s) would not be similarly accelerated. If this occurs, the indenture trustee may have no or limited ability to proceed against the applicable funding agreement(s) and the related collateral and holders of the notes may not be paid in full, or in a timely manner upon such acceleration. See "Description of the Indentures--Events of Default" in the accompanying prospectus.

Allstate Life will be the sole obligor under the funding agreements

     Since Allstate Life will be the sole obligor under the funding agreements, the ability of a trust to meet its obligations, and your ability to receive payments from such trust, with respect to a particular series of notes, will be principally dependent upon Allstate Life's ability to perform its obligations under each applicable funding agreement held by the issuing trust. Despite this, you will have no direct contractual rights against Allstate Life under any such funding agreement. Pursuant to the terms of each funding agreement, recourse rights to Allstate Life will belong to the issuing trust, its successors and permitted assignees. In connection with the offering and sale of a series of notes, the issuing trust will pledge, collaterally assign and grant a security interest in the collateral for such series of notes to the indenture trustee on behalf of the holders of the applicable series of notes and the other persons identified in the relevant indenture. Recourse to Allstate Life under each such funding agreement will be enforceable only by the indenture trustee as a secured party for the benefit of holders of such series of notes and any other person for whose benefit the indenture trustee is or will be holding the collateral.
Accordingly, if Allstate Life fails to perform its obligations under the applicable funding agreement(s), your ability to receive payments from the issuing trust would be materially and adversely affected.

     Nonetheless, since Allstate Life is a registrant, purchasers of notes may be able to proceed directly against Allstate Life to enforce their rights under the Federal securities laws and their rights under the Federal securities laws will be no different than if they purchased the underlying funding agreements directly from Allstate Life.

The notes could be deemed to be participations in the funding agreements or could otherwise be deemed to be contracts of insurance and holders of the notes could be found to be acting as insurance agents or brokers

     The laws and regulations of each state of the United States and the District of Columbia (the "covered jurisdictions") contain broad definitions of the activities that may constitute the conduct of the business of insurance in such jurisdictions. Because the primary asset of each trust will be one or more funding agreements issued by Allstate Life, which will be sold to, and deposited into, the issuing trust by Global Funding, it is possible that a trust's issuance of notes, Global Funding's issuance of the related funding note or the performance of the issuing trust's obligations under the notes, including the payment or prepayment of amounts due under the notes, or the purchase, resale or assignment of the notes by any investor or any person who acquires the notes directly or indirectly from such investor

     o could be characterized by one or more covered jurisdictions as the conduct of the business of insurance by Global Funding, the issuing trust, any such investor or any such other person or

     o could otherwise subject Global Funding, the issuing trust, any such investor or any such other person to regulation under the insurance laws of one or more covered jurisdictions.

     This could, among other effects, require such persons to be subject to regulatory licensure or other qualifications and levels of compliance that cannot practically be achieved. Failure to comply with such requirements could subject any such person to regulatory penalties. In the event Global Funding or any trust is subject to any such penalties or any other liabilities resulting from such regulation, the ability of holders to receive payment under the notes could be materially and adversely affected. In addition, any such failure to comply or the threat of any such regulation could reduce liquidity with respect to the notes, prevent an investor from transferring notes and reduce the marketability and market value of the notes. Therefore, any such regulation or threat of regulation by any one or more covered jurisdictions could result in an investor either being unable to liquidate its investment in the notes or, upon any such liquidation, receiving a value significantly less than the initial investment in the notes.

     The Illinois Department of Insurance has confirmed that it does not consider the sale of publicly offered funding agreement backed medium term notes to violate the Illinois Insurance Code. In addition, the Illinois Department of Insurance has approved the form of funding agreement to be used in connection with each offering of notes.

     Based primarily upon communications with the staff of the insurance regulatory bodies in most states and the legal advice of LeBoeuf, Lamb, Greene &
MacRae LLP, Allstate Life and Global Funding believe that:

                                      S-13

     o    the notes should not be subject to regulation as participations in the
          funding  agreements   themselves  or  otherwise  constitute  insurance
          contracts under the insurance laws of the covered jurisdictions; and

     o Global Funding, the trusts and persons selling or purchasing the notes should not be subject to regulation as doing an insurance business under the insurance laws of the covered jurisdictions by virtue of their respective activities in connection with the offer, sale and/or purchase of the notes.

     There are, however, wide variations in the insurance laws of the covered jurisdictions, subtle nuances in their application, and a general absence of any consistent pattern of interpretation or enforcement. Insurance regulatory authorities have broad discretionary powers in administering the insurance laws, including the authority to modify or withdraw a regulatory interpretation, impose new rules, and take a position contrary to Allstate Life's. In addition, state courts are not bound by any regulatory interpretations and could take a position contrary to Allstate Life's. Consequently, there can be no assurance that the purchase, resale or assignment of the notes or the funding notes will not subject the parties to such transaction to regulation or enforcement proceedings under the insurance laws of one or more covered jurisdictions.

Notes of a series may be redeemed  early if the trust  becomes  obligated to pay
Additional Amounts

     If a trust  is  obligated  to  withhold  or  deduct  any  taxes  or pay any additional amount (as defined in "Description of the  Notes--Withholding Tax and
Payment of  Additional  Amounts")  with respect to any payment on the notes of a series to  non-U.S.  Holders,  or if there is a  material  probability  that the issuing trust will become  obligated to withhold or deduct any such taxes or pay any additional  amount (in the opinion of independent  legal counsel selected by
Allstate  Life), in each case pursuant to a change in or amendment to any United
States  tax laws or any  regulation  or ruling  thereunder  or any change in the
position  of  the  Internal   Revenue  Service   regarding  the  application  or
interpretation  thereof,  then  Allstate  Life,  pursuant  to the  terms  of the relevant funding agreement(s),  may terminate the relevant funding agreement(s).
If Allstate Life terminates the relevant funding agreement(s), the issuing trust will redeem the  particular  series of notes by giving not less than 30 nor more than 75 days' notice.  Upon such redemption,  the trust will pay holders of such series of notes the outstanding amounts then due and owing with respect to their notes.  If a trust  redeems  your  notes,  you may  not be  able to  invest  the redemption  proceeds in a comparable  security at an interest  rate equal to the interest rate on your notes being redeemed.

Payments under funding agreements may be insufficient to pay principal and interest, if any, under the notes

     Payments of the principal of and any interest on a series of notes will be made solely from the payments the issuing trust receives under the applicable funding agreement(s). Unless otherwise specified in this prospectus supplement or the applicable pricing supplement, Allstate Life will not pay any Additional
Amounts (as defined in the applicable funding agreement) in respect of a funding agreement to compensate for any withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or governmental charges of whatever nature imposed or levied on payments in respect of a funding agreement, by or on behalf of any governmental authority and each holder of a note of the related series of notes will be deemed for all purposes to have received cash in an amount equal to the portion of such withholding or deduction that is attributable to such holder's interest in the notes, as equitably determined by the issuing trust. Under this circumstance, the issuing trust will not actually pay, or cause to be paid, to such holder all of the amounts which would have been receivable by such holder in the absence of such taxes, duties, levies, assessments or other governmental charges.

Redemption may adversely affect your return on the notes

     If your notes are redeemable at the option of the issuing trust, it may choose to redeem your notes at times when prevailing interest rates are relatively low. In addition, if your notes are subject to mandatory redemption, the issuing trust may be required to redeem your notes also at times when prevailing interest rates are relatively low. As a result, you may not be able to reinvest the redemption proceeds in a comparable security at an interest rate equal to the interest rate on your notes being redeemed.

There may not be any trading market for your notes; many factors affect the trading and market value of your notes

     Upon issuance, the notes of a series will not have an established trading market. No assurance can be given that a trading market for your notes will ever develop or be maintained if developed. In addition to the creditworthiness of Allstate Life and the issuing trust, many factors affect the trading market for, and trading value of, your notes. These factors include:

                                      S-14

     o    the complexity and volatility of the formula applicable to your notes;

     o the method of calculating the principal, premium and interest in respect of your notes;

     o    the time remaining to the maturity of your notes;

     o    the outstanding amount of the applicable series of notes;

     o    any redemption features of your notes;

     o the amount of other debt securities linked to the formula applicable to your notes; and

     o    the  level,   direction  and  volatility  of  market   interest  rates
          generally.

     There may be a limited  number of buyers if you decide to sell your  notes.
This may affect the price you receive for your notes or your ability to sell your notes at all. In addition, notes that are designed for specific investment objectives or strategies often experience a more limited trading market and more price volatility than those not so designed. You should not purchase notes unless you understand and know you can bear all of the investment risks involving your notes.

Foreign currency notes are subject to exchange rate and exchange control risks

     If you invest in notes that are denominated and/or payable in a currency other than U.S. dollars, which are referred to in this prospectus supplement as "foreign currency notes," you will be subject to significant risks not associated with an investment in a debt security denominated and payable in U.S.
dollars. These risks include the possibility of material changes in the exchange rate between U.S. dollars and the applicable foreign currency and the imposition or modification of exchange controls by the applicable governments. The trusts will have no control over the factors that generally affect these risks, including economic, financial and political events and the supply and demand for the applicable currencies. Moreover, if payments on your foreign currency notes are determined by reference to a formula containing a multiplier or leverage factor, the effect of any change in the exchange rates between the applicable currencies will be magnified. In recent years, exchange rates between certain currencies have been highly volatile and volatility between these currencies or with other currencies may be expected in the future. Fluctuations between currencies in the past are not necessarily indicative, however, of fluctuations that may occur in the future. Depreciation of your payment currency would result in a decrease (1) in the equivalent yield in U.S. dollars of your foreign currency notes, (2) in the U.S. dollar equivalent value of the principal and any premium payable at maturity or any earlier redemption of your foreign currency notes and (3) generally, in the U.S. dollar equivalent market value of your foreign currency notes.

     Governmental   exchange  controls  could  affect  exchange  rates  and  the availability  of the  payment  currency  for your  foreign  currency  notes on a required  payment date. Even if there are no exchange  controls,  it is possible that your payment  currency will not be available on a required payment date for circumstances  beyond  the  control of the  issuing  trust.  In these  cases the issuing  trust will be allowed to  satisfy  the  obligations  in respect of your foreign currency notes in U.S. dollars.

Ratings of the medium term note program described in this prospectus supplement and the accompanying prospectus, the Allstate Life(R) CoreNotes(R) program and each series of notes may not reflect all risks of an investment in the notes

     Each series of notes will be rated by at least one nationally recognized statistical rating organization. The ratings of such notes will primarily reflect the financial strength of Allstate Life and will change in accordance with the rating of Allstate Life's financial strength and with any change in the priority status under Illinois law of funding agreements. Any rating is not a recommendation to purchase, sell or hold any particular security, including the notes. Such ratings do not comment as to market price or suitability for a particular investor. In addition, there can be no assurance that a rating will be maintained for any given period of time or that a rating will not be lowered or withdrawn in its entirety. The ratings of the medium term note program described in this prospectus supplement and the accompanying prospectus, the Allstate Life(R) CoreNotes(R) program and each series of notes may not reflect the potential impact of all risks related to structure and other factors on any trading market for, or trading value of, your notes.

                                      S-15

An increase in market interest rates could result in a decrease in the value of any notes bearing interest at a fixed rate

     If market interest rates increase above the interest rate of notes bearing interest at a fixed rate, such notes bearing interest at a fixed rate generally decline in value because debt instruments of the same face value priced at market interest rates will yield higher income. Consequently, if you purchase fixed rate notes and market interest rates increase above the fixed interest rate on the notes you have purchased, the market value of your notes may decline. No assurance can be given regarding the future level of market interest rates.

If you purchase discount notes, the amount payable to you upon early redemption, repayment or acceleration of these notes may be less than the principal amount
(i.e., par) of the notes plus accrued but unpaid interest and premium, if any

     If you purchase discount notes, the amount payable to you upon early redemption, repayment or acceleration of these notes may be less than the principal amount thereof plus accrued and unpaid interest. The amount payable will be determined by the formula set forth in this prospectus supplement or the applicable pricing supplement.

Risk Factors Relating to the Collateral

The funding agreements are unsecured obligations of Allstate Life. If the funding agreements were not determined to be insurance contracts, they would be accorded the same priority in an insolvency of Allstate Life as its other general unsecured obligations

     The primary assets of each trust will be one or more funding agreements, and payments on the notes of a series will principally depend on payments under each related funding agreement(s). In addition, each trust will grant a security interest in, pledge and assign as collateral each funding agreement it acquires with the proceeds from the offering of a series of notes together with the related collateral to the indenture trustee, for the benefit of the holders of the notes of such series and any other person for whose benefit the indenture trustee is or will be holding the collateral, to secure the obligations under that series of notes.

     In the event of insolvency of an Illinois insurance company, claims against the insurer's estate are prioritized pursuant to Section 5/205 of the Illinois
Insurance Code. Under Section 5/205(1)(d) of the Illinois Insurance Code, claims by "policyholders, beneficiaries, and insureds, under insurance policies, annuity contracts, and funding agreements" receive payment prior to any distribution to general creditors not falling within any other priority class under the Illinois Insurance Code. The funding agreements are unsecured obligations of Allstate Life.

     Lord, Bissell & Brook LLP, special Illinois insurance regulatory counsel of
Allstate Life, has opined that, subject to the limitations, qualifications and assumptions set forth in its opinion letter, in a properly prepared and presented case, (1) in a delinquency proceeding under Article XIII of the Illinois Insurance Code, 215 ILCS Section 5/187 et seq. (the "Illinois
Liquidation Act"), the timely and properly filed claims of an owner under the funding agreement (with the possible exception of claims for Additional Amounts, as discussed below) would be entitled to distribution pari passu with claims made by other policyholders, beneficiaries, and insureds under other insurance policies, insurance contracts, annuities and funding agreements issued by Allstate Life, and the claims of the Illinois Life and Health Insurance Guaranty
Association,  and any similar  organization in another state, in accordance with
Section 5/205(1)(d) of the Illinois Liquidation Act, and (2) an owner's claims under the funding agreement should not be recharacterized as other than the claims of a policyholder, beneficiary, or insured under an insurance policy, insurance contract, annuity or funding agreement.

     In the absence of controlling judicial precedents, the opinion of Lord, Bissell & Brook LLP is based on a reasoned analysis of Illinois statutes, as well as application of other states' judicial decisions involving similar or analogous circumstances, and is subject to the limitations, qualifications and assumptions set forth in its opinion letter. Investors should note that in the event of the insolvency of an insurance company, however, the judicial application of statutes governing the distribution of the insurer's general assets has typically proceeded on a case-by-case basis.

Additional Amounts may be considered a separate payment obligation and may not be subject to the same priority as other amounts claimed under the funding agreements

     If a funding  agreement so provides,  Allstate  Life may be required to pay
Additional Amounts (as such term is defined therein) to the indenture trustee as collateral assignee of the funding agreement. Although such payments could be viewed as a claim under the funding agreements within the meaning of Section
5/205(1)(d),  they may  also be  argued  to be a  separate  payment  obligation.
Therefore, while in a proceeding before a court of competent jurisdiction, the court might find

                                      S-16

that a claim for an Additional Amount constitutes a claim under a funding agreement, it also might find that such a claim is not a claim entitled to the priority afforded by Section 5/205(1)(d). Lord, Bissell & Brook LLP has opined that if a claim for an Additional Amount does not constitute a claim entitled to the priority afforded by Section 5/205(1)(d), then in a properly prepared and presented case any claim for an Additional Amount would be entitled to the same priority as claims of general creditors of Allstate Life under Section
5/205(1)(g). Accordingly, in the event of the insolvency of Allstate Life, your claim for any payments of Additional Amounts may be subordinated to claims for other amounts under the applicable funding agreement.

Changes in Federal tax legislation could adversely affect Allstate Life's business

     Under the Internal  Revenue Code of 1986, as amended (the  "Code"),  United
States Federal  income tax payable by  policyholders  on investment  earnings is deferred  during the  accumulation  period of certain life insurance and annuity products.  Thus,  taxes,  if  any,  are  payable  on  income  attributable  to a distribution  under the contract for the year in which the distribution is made.
This  favorable  tax treatment  may give certain of Allstate  Life's  products a competitive  advantage  over  other  noninsurance  products.  On May  28,  2003,
President Bush signed the Jobs and Growth Tax Relief Reconciliation Act of 2003,
which reduces the federal income tax rates  applicable to certain  dividends and
capital  gains  realized  by  individuals.   This  legislation  may  lessen  the
competitive  advantage of certain of Allstate  Life's  products  vis-a-vis other investments  that generate  dividend  and/or  capital gain income.  As a result, demand for certain of Allstate  Life's  products  that offer income tax deferral may be  negatively  impacted.  Additionally,  Congress  has  from  time  to time considered  other  legislation  that would reduce or  eliminate  the benefits to policyowners  of the  deferral  of  taxation on the  accretion  of value  within certain  insurance  products  or  otherwise  affect the  taxation  of  insurance products  and  insurance  companies.  To the extent  that the Code is revised to reduce the tax deferred status of insurance products,  or to reduce the taxation of competing products,  all life insurance  companies,  including Allstate Life, could be adversely affected.


                                      S-17



                       ALLSTATE LIFE GLOBAL FUNDING TRUSTS

     Each series of notes will be issued by a newly created separate and distinct trust formed by Global Funding, the administrator and the Delaware trustee pursuant to the filing of a certificate of trust and the execution of the applicable trust agreement. Global Funding will be the sole beneficial owner of each trust that is formed.

     After formation, each trust will not engage in any activity other than:

     o    issuing and selling a single series of notes;

     o immediately acquiring a funding note and immediately surrendering such funding note for cancellation pursuant to its terms in exchange for one or more funding agreement(s);

     o    acquiring,    holding   and   maintaining   the   applicable   funding
          agreement(s);

     o pledging, assigning as collateral and granting a security interest in the applicable funding agreement(s) to the indenture trustee;

     o    making payments on the applicable series of notes; and

     o    engaging  in  other   activities  that  are  necessary,   suitable  or
          convenient  to  accomplish  the  foregoing  or  are  incidental  to or connected with those activities.

     The principal  executive  offices of the trusts will be located at Allstate
Life Global Funding Trusts,  c/o: AMACAR Pacific Corp., 6525 Morrison Boulevard,
Suite 318,  Charlotte,  North Carolina 28211. The telephone number will be (704)
365-0569.  For more information  about the trusts,  see "Description of Allstate
Life Global Funding and the Trusts" in the accompanying prospectus.

                          ALLSTATE LIFE GLOBAL FUNDING

     Global Funding is a special purpose statutory trust existing under the laws of the State of Delaware. The primary purpose of Global Funding is to serve as depositor for the programs.

     Global Funding will not engage in any activity other than:

     o    beneficially owning the trusts;

     o    issuing one or more funding notes;

     o    acquiring one or more funding agreements from Allstate Life;

     o pledging, assigning as collateral and granting a security interest in the applicable funding agreement(s) to the funding note indenture trustee;

     o assigning absolutely the funding agreement(s) to, and depositing such funding agreement(s) into, the trusts; and

     o    engaging  in  other   activities  that  are  necessary,   suitable  or
          convenient  to  accomplish  the  foregoing  or  are  incidental  to or connected with those activities.

     The principal  executive  offices of Global Funding are located at Allstate
Life Global Funding,  c/o: AMACAR Pacific Corp., 6525 Morrison Boulevard,  Suite
318,  Charlotte,  North Carolina 28211.  The telephone number is (704) 365-0569.
For more  information  about Global Funding,  see  "Description of Allstate Life
Global Funding and the Trusts" in the accompanying prospectus.

                                      S-18

                         ALLSTATE LIFE INSURANCE COMPANY

     Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of  Illinois.  It conducts  substantially  all of its life
insurance   operations   directly  or  through   wholly  owned   United   States
subsidiaries.  It is a wholly owned  subsidiary  of Allstate  Insurance  Company
("AIC"), a stock  property-liability  insurance company organized under the laws of the State of Illinois.  All of the  outstanding  stock of AIC is owned by The
Allstate  Corporation,  a publicly owned holding company  incorporated under the laws of the State of Delaware.

     The Allstate  Corporation,  together with its  subsidiaries,  is the second largest personal property and casualty insurer in the United States on the basis of 2004  statutory  premiums  earned.  Widely known  through the "You're In Good
Hands  With  Allstate(R)"   slogan,  The  Allstate   Corporation,   through  its
subsidiaries, provides insurance products to approximately 17 million households and has approximately 14,100 exclusive agencies and financial specialists in the
United  States  and  Canada.  For more  information  about  Allstate  Life,  see
"Description of Allstate Life Insurance Company" in the accompanying prospectus.

     Allstate  Life's  principal  executive  offices are located at 3100 Sanders
Road, Northbrook, Illinois 60062 and its telephone number is (847) 402-5000.


                                      S-19



                            DESCRIPTION OF THE NOTES

     This section provides a summary  description of the material  provisions of the notes. Each series of notes will be issued pursuant to a separate  indenture
(each,  an "indenture") to be entered into among the issuing trust and the other parties  specified  therein,  including  J.P.  Morgan  Trust  Company,  National
Association,  or another  entity  specified  therein,  as the indenture  trustee
(including,   in  each  case,  any  successor,  the  "indenture  trustee").  The provisions  of the notes are not restated in their  entirety and you should read the actual  provisions  set forth in the  standard  indenture  terms filed as an exhibit to the  registration  statement of which this prospectus  supplement and the accompanying  prospectus form a part because those provisions,  and not this description,  will define your rights as an owner of an interest in the notes of a series.  The terms and conditions of the notes  described in this section will apply to each  series of notes,  except that the  specific  terms of a series of notes will be added in the applicable  pricing supplement and each book-entry or definitive  note (each,  a "note  certificate")  representing  the notes of such series.  It is important for you to consider the  information  contained in this prospectus supplement,  the accompanying  prospectus,  the applicable indenture, the  applicable  pricing  supplement  and the note  certificates  in making your investment decision.

     This section describes some technical concepts and occasionally contains defined terms. You should refer to the standard indenture terms and the forms of note certificates filed as exhibits to the registration statement to which this prospectus supplement and the accompanying prospectus relate for the full description of those concepts and complete definitions of those terms.

General

     Indentures

     Each trust will issue its series of notes  subject to and  entitled  to the benefits of a separate  indenture.  Each indenture will be subject to, qualified under and governed by, the Trust  Indenture  Act of 1939, as amended (the "Trust
Indenture  Act").   The  aggregate   principal  amount  of  notes  that  may  be
authenticated  and  delivered  under each  indenture  will be  unlimited.  For a description of the indentures,  see "Description of the Indentures" beginning on page [ ] of the accompanying prospectus.

     Collateral

     Pursuant to each indenture, the issuing trust will pledge and collaterally assign each funding agreement held by it to the indenture trustee for the benefit of the holders of the notes issued by such trust and any other person for whose benefit the indenture trustee is or will be holding the collateral (as defined below) for such series of notes. Each series of notes will be secured by a first priority perfected security interest in the "collateral" for such series of notes in favor of the indenture trustee, for the benefit of the holders of the notes of such series and any other person for whose benefit the indenture trustee is or will be holding the collateral, which will consist of the right, title and interest of the issuing trust in and to:

     o    the funding agreement(s) held by the issuing trust;

     o    all proceeds of the relevant funding agreement(s); and

     o    all books and records pertaining to the relevant funding agreement(s).

     Ranking

     The  notes  of  a  series  will   represent  the   unconditional,   direct,
non-recourse and  unsubordinated  obligations of the issuing trust and will rank
equally  among  themselves.   The  notes  of  each  series  will  represent  the
obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust,  Global Funding,  Allstate Life or any of their respective affiliates.

     Pricing Supplement

     The pricing supplement relating to the offering of a series of notes will describe, among other things, the following terms:

     o    the principal amount and specified currency for the notes;

                                      S-20

     o    whether the notes are:

          o    fixed rate notes;

          o    floating rate notes;

          o amortizing notes, meaning that a portion or all of the principal amount is payable prior to the stated maturity date in accordance with a schedule or by application of a formula; and/or

          o discount notes that do not bear any interest currently or bear interest at a rate that is below market rates at the time of issuance;

     o the price at which the notes will be issued, which will be expressed as a percentage of the aggregate principal amount or face amount;

     o    the original issue date on which the notes will be issued;

     o    the stated maturity date;

     o if the notes are fixed rate notes, the rate per annum at which the notes will bear any interest and the interest payment date frequency;

     o    if the notes are floating rate notes, relevant terms such as:

          o    the interest rate basis or interest rate bases;

          o    the initial interest rate;

          o    the interest reset period or the interest reset dates;

          o    the interest payment dates;

          o    the index maturity;

          o    any maximum interest rate;

          o    the minimum interest rate;

          o    the spread and/or spread multiplier; and

          o any other terms relating to the particular method of calculating the interest rate for the notes and whether and how the spread and/or spread multiplier may be changed prior to the stated maturity date;

     o if the notes are amortizing notes, the terms for repayment prior to the stated maturity date;

     o whether the notes may be redeemed by the issuing trust, or repaid at the option of the holders, prior to the stated maturity date and the terms of their redemption or repayment, provided that any such redemption or repayment will be accompanied by the simultaneous redemption or repayment of the relevant funding agreement(s);

     o any special United States federal income tax considerations relating to the purchase, ownership and disposition of the notes; and

     o any other terms of the notes provided in the accompanying prospectus to be set forth in a pricing supplement or that are otherwise consistent with the provisions of the indenture under which the notes will be issued.

                                      S-21

     The pricing supplement also may add, update, supplement or clarify information in this prospectus supplement and the accompanying prospectus. The form of pricing supplement is included in this prospectus supplement as Annex A.

     Pricing Options

     Notes that bear interest will either bear interest at fixed or floating rates, as specified in the applicable pricing supplement. The trusts may also issue discount notes and amortizing notes, as specified in the applicable pricing supplement.

     Maturities

     Each series of notes will mature on a day between nine months and 30 years from its date of issue (the "stated maturity date"), as specified in the applicable pricing supplement, unless its principal (or, any installment of its principal) becomes due and payable prior to the stated maturity date, whether, as applicable, by the declaration of acceleration of maturity, notice of redemption at the option of the issuing trust, notice of the registered holder's option to elect repayment or otherwise (the stated maturity date or any date prior to the stated maturity date on which the particular series of notes becomes due and payable, as the case may be, is referred to as the "maturity date" with respect to the principal of such series of notes repayable on that date). Each series of notes will mature on or prior to the 30th anniversary of the date of its original issuance. Each series of notes will have the same maturity as the related funding agreement(s).

     Currency

     Unless otherwise specified in the applicable pricing supplement, the notes of a series will be denominated in, and payments of principal, premium, if any, and/or interest or other amounts, if any, in respect thereof will be made in, United States dollars. Each series of notes also may be denominated in, and payments of principal, premium, if any, and/or interest or other amounts, if any, in respect thereof may be made in, one or more foreign currencies. See
"Special  Provisions  Relating to Foreign Currency  Notes--Payment of Principal,
Premium, if any, and Interest, if any." The currency in which a particular series of notes is denominated (or, if that currency is no longer legal tender for the payment of public and private debts in the country issuing that currency or, in the case of Euro, in the member states of the European Union that have adopted the single currency in accordance with the Treaty Establishing the European Community, as amended by the Treaty on European Union, the currency which is then legal tender in the related country or in the adopting member states of the European Union, as the case may be) is referred to as the "specified currency" with respect to such series of notes.

     You will be required to pay for your notes in the specified currency. At the present time, there are limited facilities in the United States for the conversion of United States dollars into foreign currencies and vice versa, and commercial banks do not generally offer non-United States dollar checking or savings account facilities in the United States. The Agent from or through which a foreign currency note is purchased may be prepared to arrange for the conversion of United States dollars into the specified currency in order to enable you to pay for your foreign currency note, provided that you make a request to that Agent on or prior to the fifth business day (as defined below) preceding the date of delivery of the particular foreign currency note, or by any other day determined by that Agent. Each conversion will be made by an Agent on the terms and subject to the conditions, limitations and charges as that Agent may from time to time establish in accordance with its regular foreign exchange practices. You will be required to bear all costs of exchange in respect of your foreign currency note. See "Special Provisions Relating to Foreign Currency Notes."

     The  issuing  trust  may  (if  so  specified  in  the  applicable   pricing
supplement)  without  the  consent  of  the  holders  of  any  note  or  coupon, redenominate  all,  but not less than all,  of the notes of a series on or after the date on which  the  member  state of the  European  Union in whose  national currency such notes are denominated has become a participant member in the third stage of the European  economic and monetary  union as more fully set out in the applicable pricing supplement.

     Form of Notes; Denominations

     The issuing trust will issue each note of a series as a book-entry note represented by one or more fully registered global securities or as a fully registered definitive note. Unless otherwise specified in the applicable pricing supplement, the minimum denominations of each note will be $1,000 and integral multiples of $1,000 in excess thereof.

     Listing of Notes

     Unless otherwise specified in the applicable pricing supplement, a series of notes will not be listed on any securities exchange.

                                      S-22

     Payments

     The issuing trust will make payments of principal of, and premium, if any, and interest and other amounts due and owing, if any, on book-entry notes through the indenture trustee to the account of the depositary or its nominee.
See "--Form of Notes" and "--Clearing Systems." In the case of definitive notes, payments of principal of, and premium, if any, and interest and other amounts due and owing, if any, will be made on the maturity date in immediately available funds upon presentation and surrender thereof (and, in the case of any repayment on an optional repayment date, upon submission of a duly completed election form if and as required by the provisions described below) at the office or agency maintained by the issuing trust for this purpose in the Borough of Manhattan, The City of New York, currently the paying agency office of the indenture trustee located at 4 New York Plaza, 1st Floor, New York, New York
10004. The issuing trust will make payments of interest and other amounts due and owing, if any, on the maturity date of a definitive note to the person to whom payment of the principal thereof and premium, if any, thereon shall be made. The issuing trust will make payments of interest and other amounts due and owing, if any, on a definitive note on any interest payment date (as defined below) other than the maturity date by check mailed to the address of the registered holder entitled thereto appearing in the applicable note register.
Notwithstanding the foregoing, the issuing trust will make payments of interest and other amounts due and owing, if any, on any interest payment date other than the maturity date to each registered holder of $10,000,000 (or, if the specified currency is other than United States dollars, the equivalent thereof in the particular specified currency) or more in aggregate principal amount of definitive notes (whether having identical or different terms and provisions) by wire transfer of immediately available funds if the applicable registered holder has delivered appropriate wire transfer instructions in writing to the indenture trustee not less than 15 days prior to the particular interest payment date. Any wire transfer instructions received by the indenture trustee shall remain in effect until revoked by the applicable registered holder. For special payment terms applicable to foreign currency notes, see "Special Provisions Relating to Foreign Currency Notes--Payment of Principal, Premium, if any, and Interest, if any."

     Business Day

     "Business day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York;
provided, however, that, with respect to foreign currency notes, the day must also not be a day on which commercial banks are authorized or required by law, regulation or executive order to close in the principal financial center (as defined below) of the country issuing the specified currency (or, if the specified currency is Euro, the day must also be a TARGET settlement day).
"TARGET  settlement  day"  means a day on  which  the  Trans-European  Automated
Real-Time Gross Settlement Express Transfer (TARGET) System is open.

     Principal Financial Center

     "Principal financial center" means, as applicable:

     o    the capital city of the country issuing the specified currency; or

     o    the capital city of the country to which the LIBOR currency relates;

provided, however, that with respect to United States dollars, Australian dollars, Canadian dollars, Euro, South African rands and Swiss francs, the "principal financial center" shall be The City of New York, Sydney, Toronto,
London (solely in the case of the LIBOR currency), Johannesburg and Zurich, respectively.

     Registration and Transfer of Notes

     Book-entry notes may be transferred or exchanged only through the clearing systems (described below). Registration of transfer or exchange of definitive notes of a series will be made at the office or agency maintained by the issuing trust for this purpose in the Borough of Manhattan, The City of New York, which is currently the corporate trust office of the indenture trustee. No service charge will be imposed for any such registration of transfer or exchange of notes, but the issuing trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith
(other than certain exchanges not involving any transfer).

                                      S-23

Withholding Tax and Payment of Additional Amounts

     All amounts due in respect of the notes will be made without withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority in the United States having the power to tax payments on the notes unless the withholding or deduction is required by law.

     Unless otherwise specified in the applicable pricing supplement, a trust will not pay any additional amounts ("additional amounts") to holders of any series of notes in the event that any withholding or deduction is so required by law, regulation or official interpretation thereof, and the imposition of a requirement to make any such withholding or deduction will not give rise to any independent right or obligation to redeem the notes of such series.

     If a trust so specifies in the applicable pricing supplement, such trust will pay, or cause to be paid, additional amounts to non-U.S. Holders (as defined in "United States Federal Income Tax Considerations") to compensate for any withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or governmental charges of whatever nature imposed or levied on payments on the notes of the relevant series by or on behalf of any governmental authority in the United States having the power to tax, so that the net amount received by the holders of the notes of such series, after giving effect to such withholding or deduction, whether or not currently payable, will equal the amount that would have been received under the notes of such series were no such deduction or withholding required; provided that no such additional amounts shall be required for or on account of:

     o any tax, duty, levy, assessment or other governmental charge imposed which would not have been imposed but for a holder or beneficial owner of one or more of the notes of such series

          o    having any present or former  connection  with the United States, including,  without limitation, being or having been a citizen or
               resident   thereof,   or  having   been   present,   having  been
               incorporated  in, having engaged in a trade or business or having
               (or having had) a permanent  establishment  or  principal  office therein;

          o being a controlled foreign corporation (within the meaning of Section 957(a) of the Code) related (within the meaning of Code
               Section 864(d)(4)) to Allstate Life;

          o being a bank for United States federal income tax purposes whose receipt of interest on the notes is described in Section
               881(c)(3)(A) of the Code;

          o being an actual or constructive owner of 10% or more of the total combined voting power of all classes of stock of Allstate Life entitled to vote within the meaning of Section 871(h)(3) of the Code and Treasury Regulations promulgated thereunder; or

          o being subject to backup withholding as of the date of the purchase by the holder of the notes;

     o any tax, duty, levy, assessment or other governmental charge which would not have been imposed but for the presentation of any note of the applicable series (where presentation is required) for payment on a date more than 30 days after the date on which such payment becomes due and payable or the date on which payment is duly provided for, whichever occurs later;

     o any tax, duty, levy, assessment or other governmental charge which is imposed or withheld solely by reason of the failure of the beneficial owner or a holder of notes of a series to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the beneficial owner or a holder of notes of such series, if compliance is required by statute, by regulation of the United States
          Treasury Department, judicial or administrative interpretation, other law or by an applicable income tax treaty to which the United States is a party as a condition to exemption from such tax, duty, levy, assessment or other governmental charge;

     o any inheritance, gift, estate, personal property, sales, transfer or similar tax, duty, levy, assessment, or similar governmental charge;

                                      S-24

     o any tax, duty, levy, assessment, or other governmental charge that is payable otherwise than by withholding from payments in respect of the notes of such series;

     o any tax, duty, levy, assessment or governmental charge imposed by reason of payments on the notes of such series being treated as contingent interest described in Section 871(h)(4) of the Code provided such treatment was described in the applicable pricing supplement;

     o any tax, duty, levy, assessment or governmental charge that would not have been imposed but for an election by the holder of the notes of such series, the effect of which is to make one or more payments in respect of the notes of such series subject to United States federal income tax or withholding tax provisions; or

     o    any combination of the items described in the bullets above.

     The European Union has adopted a directive regarding the taxation of savings income. Effective as of July 1, 2005, member states are required to provide to the tax authorities of other member states details of payments of interest and other similar income paid by a person to an individual in another member state, except that Austria, Belgium and Luxembourg will instead impose a withholding system for a transitional period unless during such period they elect otherwise. For the avoidance of doubt, should any deduction or withholding on account of tax be required to be made, or be made, pursuant to such directive, no additional amounts shall be payable or paid by or on behalf of a trust.

Security; Non-Recourse Obligations

     The notes of a series will represent the obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust, Global Funding, Allstate Life or any of their respective affiliates. The notes of a series will not be guaranteed by any person or entity. The obligations under each series of notes will be secured by all of the rights and title of the issuing trust in one or more funding agreements issued by Allstate Life and other rights and assets included in the applicable collateral held in the issuing trust.

     The issuing  trust will,  from time to time and upon advice of counsel,  at
the  trust's  expense,   execute,   deliver,  file  and  record  any  statement,
assignment,  instrument,  document,  agreement or other paper and take any other action, (including, without limitation, any filings of financing or continuation statements)  that from time to time may be necessary or  desirable,  or that the indenture trustee may reasonably request, in order to create, preserve, perfect, confirm or validate a security interest or to enable the holder of its series of notes to obtain the full benefits of the applicable indenture,  or to enable the indenture trustee to exercise and enforce any of its rights, powers and remedies under the indenture  with respect to the  applicable  collateral.  To the extent permitted by applicable law, the issuing trust authorizes the indenture  trustee to execute and file financing statements or continuation  statements without the trust's signature appearing thereon and will agree that a carbon,  photographic, photostatic or other reproduction of the applicable  indenture or of a financing statement is  sufficient as a financing  statement.  The issuing trust shall pay the costs of, or  incidental  to, any  recording  or filing of any  financing or continuation statements concerning any of the applicable collateral.

     Since Allstate Life will be the sole obligor under the funding agreements, the ability of a trust to meet its obligations, and your ability to receive payments from such trust, with respect to a particular series of notes, will be principally dependent upon Allstate Life's ability to perform its obligations under each applicable funding agreement held by the issuing trust. Despite this, you will have no direct contractual rights against Allstate Life under any such funding agreement. Pursuant to the terms of each funding agreement, recourse rights to Allstate Life will belong to the issuing trust, its successors and permitted assignees. In connection with the offering and sale of a series of notes, the issuing trust will pledge, collaterally assign and grant a security interest in the collateral for such series of notes to the indenture trustee for the benefit of the holders of the applicable series of notes and any other person for whose benefit the indenture trustee is or will be holding the collateral. Accordingly, recourse to Allstate Life under each such funding agreement will be enforceable only by the indenture trustee as a secured party for the benefit of holders of such series of notes and any other person for whose benefit the indenture trustee is or will be holding the collateral.

     Nonetheless, since Allstate Life is a registrant, purchasers of notes may be able to proceed directly against Allstate Life to enforce their rights under the Federal securities laws and their rights under the Federal securities laws will be no different than if they purchased the underlying funding agreements directly from Allstate Life.

                                      S-25

Redemption, Repayment and Repurchase of Notes

     Unless otherwise specified in the applicable pricing supplement and provided for in the applicable funding agreement(s), and except as provided with respect to an optional tax event redemption, the notes of a series will not be redeemable, except at the applicable maturity date, when all notes of such series will be redeemed.

     Optional Redemption by the Issuer; No Sinking Fund

     If an initial redemption date is specified in the applicable pricing supplement and provided for in the applicable funding agreement(s), the issuing trust may redeem the particular series of notes prior to its stated maturity date at its option on any date on or after that initial redemption date in whole or from time to time in part in increments of $1,000 or any other integral multiple of an authorized denomination specified in the applicable pricing supplement (provided that any remaining principal amount thereof shall be at least $1,000 or other minimum authorized denomination applicable thereto), at the applicable redemption price (as defined below), together with unpaid interest accrued thereon to the date of redemption. "Redemption price," with respect to a series of notes, means an amount equal to the initial redemption percentage specified in the applicable pricing supplement (as adjusted by the annual redemption percentage reduction, if applicable) multiplied by the unpaid principal amount thereof to be redeemed. The initial redemption percentage, if any, applicable to a series of notes shall decline at each anniversary of the initial redemption date by an amount equal to the applicable annual redemption percentage reduction, if any, until the redemption price is equal to 100% of the unpaid amount thereof to be redeemed. For a discussion of the redemption of discount notes, see "--Discount Notes."

     No series of notes will be subject to, or entitled to the benefit of, any sinking fund unless otherwise indicated in the applicable pricing supplement.

     The applicable pricing supplement may provide that the notes of a series may be redeemed by the issuing trust and the terms of such redemption. If so specified, the issuing trust will give a notice of redemption to each holder of the notes to be redeemed not less than 30 days nor more than 60 days prior to the date fixed for redemption.

     Each trust may issue a series of notes which may be redeemed by the issuing trust when 25% or more of the original principal balance of such notes is outstanding, which are referred to herein as "callable" notes. If a trust issues a series of callable notes, such trust will include the word "callable" in the title of such series of notes in the applicable pricing supplement. Unless otherwise specified in the applicable pricing supplement, such series of notes will otherwise be subject to the redemption provisions described above.

     Repayment at Option of Holder

     A series of notes may permit, upon the terms and subject to the limitations set forth in the applicable pricing supplement, redemption at the option of the holder or holders of the notes of such series. If one or more series of notes provides for such optional redemption, the persons designated in the applicable pricing supplement may require the issuing trust to repay the notes of such series prior to their stated maturity date in whole or from time to time in part in increments of $1,000 or any other integral multiple of an authorized denomination specified in the applicable pricing supplement (provided that any remaining principal amount thereof shall be at least $1,000 or other minimum authorized denomination applicable thereto), at a repayment price equal to 100% of the unpaid principal amount thereof to be repaid, together with unpaid interest accrued thereon to the date of repayment and any other amounts then due and owing. Exercise of the repayment option will be irrevocable. For a discussion of the repayment of discount notes, see "--Discount Notes."

     None of the trusts will issue notes that may be repaid at the option of the holders prior to the stated maturity date if such issuance would cause the relevant trust to fail to satisfy the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder.

     Only DTC may exercise a repayment option in respect of notes of a series issued in book-entry form. Accordingly, beneficial owners of notes that desire to exercise their repayment option, if any, with respect to all or any portion of such notes, must instruct the participant through which they own their interest to direct DTC to exercise the repayment option on their behalf by delivering the duly completed election form to the indenture trustee. In order to ensure that the election form is received by the indenture trustee on a particular day, the applicable beneficial owner must so instruct the participant through which it owns its interest before such participant's deadline for accepting instructions for that day. Participants may have different deadlines for accepting instructions from their customers. Accordingly, a beneficial owner should consult the participant through which it owns its interest in the notes for the participant's deadline for receiving payment instructions. In

                                      S-26

addition, at the time such instructions are given, each such beneficial owner will cause such participant to transfer such beneficial owner's interest in the notes issued in book-entry form, on DTC's records, to the indenture trustee.

     Unless otherwise specified in the applicable pricing supplement, the notes of a series will not provide any holder with the option to have the issuing trust repay the note on a date or dates specified prior to its maturity date.

     Repurchase of Notes

     Each trust may purchase some or all notes of a series issued by such trust in the open market or otherwise at any time, and from time to time, with the prior written consent of Allstate Life as to both the making of such purchase and the purchase price to be paid for such notes. If Allstate Life, in its sole discretion, consents to such purchase of notes by the issuing trust, then such trust and other parties to the indenture will be obligated to take such actions as may be necessary or desirable to effect the prepayment of such portion, or the entirety, of the current Principal Amount (as defined in the applicable funding agreement) under each applicable funding agreement as may be necessary to provide for the payment of the purchase price for such notes. Upon such payment, the Principal Amount under each funding agreement shall be reduced (1) with respect to any purchase of notes that bear interest at fixed or floating rates, by an amount equal to the aggregate principal amount of the notes as purchased (or the portion thereof applicable to such funding agreement) and (2) with respect to any purchase of notes other than notes that bear interest at fixed or floating rates, by an amount to be agreed between the issuing trust and Allstate Life to reflect such prepayment under the funding agreement(s).

     Optional Tax Event Redemption

     If under the applicable pricing supplement the issuing trust is required at any time to pay additional amounts or if such trust is obligated to withhold or deduct any United States taxes with respect to any payment under the notes of the relevant series or if there is a material probability that the issuing trust will become obligated to withhold or deduct any such United States taxes or otherwise pay additional amounts (in the opinion of independent legal counsel selected by Allstate Life), in each case pursuant to any change in or amendment to any United States tax laws (or any regulations or rulings thereunder) or any change in position of the Internal Revenue Service regarding the application or interpretation thereof (including, but not limited to, Allstate Life's or the issuing trust's receipt of a written adjustment from the Internal Revenue
Service in connection with an audit) (a "tax event"), then Allstate Life, pursuant to the terms of the relevant funding agreement(s), may terminate the relevant funding agreement(s). If Allstate Life terminates the relevant funding agreement(s), the issuing trust will redeem the particular series of notes for the outstanding principal of and any accrued but unpaid interest and any other amounts then due and owing on its series of notes, or such other amount which is specified in the pricing supplement for such series of notes by giving not more than 75 days nor less than 30 days prior written notice to the holders of such series of notes, provided that no such notice of termination may be given earlier than 90 days prior to the earliest day when the issuing trust would become obligated to pay such additional amounts were a payment in respect of the notes of such series then due.

Interest

     Each interest-bearing series of notes will bear interest from its date of issue at the rate per annum, in the case of notes that bear interest at fixed rates, or pursuant to the interest rate formula, in the case of notes that bear interest at floating rates, in each case as specified in the applicable pricing supplement, until the principal thereof is paid. The issuing trust will make interest payments in respect of the relevant series of notes in an amount equal to the interest accrued from and including the immediately preceding interest payment date in respect of which interest has been paid or from and including the date of issue, if no interest has been paid, to but excluding the applicable interest payment date or the maturity date, as the case may be (each, an "interest period").

     Interest on each series of notes will be payable in arrears on each interest payment date and on the maturity date. The first payment of interest on any series of notes originally issued between a regular interest record date (as defined below) and the related interest payment date will be made on the interest payment date immediately following the next succeeding regular interest record date to the registered holder on the next succeeding regular interest record date. The "regular interest record date" shall be the fifteenth calendar day, whether or not a business day, immediately preceding the related interest payment date.


                                      S-27

Fixed Rate Notes

     Interest on each series of notes that bears interest at fixed rates will be payable on the date(s) specified in the applicable pricing supplement (each, an "interest payment date" with respect to a series of notes that bears interest at fixed rates) and on the maturity date. Interest on each series of notes that bears interest at fixed rates will be computed on the basis of a 360-day year of twelve 30-day months.

     Unless otherwise specified in the applicable pricing supplement, the interest payment dates for fixed rate notes of a series will be as follows:

         Interest Payment Frequency                 Interest Payment Dates
         --------------------------------------     ----------------------------------------------------
         Monthly                                    Fifteenth day of each calendar month, beginning in
                                                    the first calendar month following the date such
                                                    series of notes was issued.

         Quarterly                                  Fifteenth day of every third month, beginning in the
                                                    third calendar month following the date such
                                                    series of notes was issued.

         Semiannual                                 Fifteenth day of every sixth month, beginning in the
                                                    sixth calendar month following the date such
                                                    series of notes was issued.

         Annual                                     Fifteenth day of every twelfth month, beginning in
                                                    the twelfth calendar month following the date such
                                                    series of notes was issued.

     Unless otherwise provided in the applicable pricing supplement, any interest payment date or the maturity date of a series of notes that bears interest at fixed rates falls on a day that is not a business day, the issuing trust will make the required payment of principal, premium, if any, and/or interest or other amounts on the next succeeding business day, and no additional interest will accrue in respect of the payment made on that next succeeding business day.

     Interest rates that the issuing trust offers on its fixed rate notes may differ depending upon, among other factors, the aggregate principal amount of notes purchased in any single transaction. Notes with different variable terms, other than interest rates, may also be offered concurrently by other trusts to different investors. Other trusts may change interest rates or formulas and other terms of notes from time to time, but no change of terms will affect any note any other trust has previously issued or as to which any other trust has accepted an offer to purchase.

Floating Rate Notes

     Interest on each series of notes that bears interest at floating rates will be determined by reference to the applicable interest rate basis or interest rate bases, which may, as described below, include:

     o    the CD Rate,

     o    the CMT Rate,

     o    the Commercial Paper Rate,

     o    the Constant Maturity Swap Rate,

     o    the Eleventh District Cost of Funds Rate,

     o    the Federal Funds Open Rate,

     o    the Federal Funds Rate,

                                      S-28

     o    LIBOR,

     o    EURIBOR,

     o    the Prime Rate, or

     o    the Treasury Rate.

     The applicable pricing supplement will specify certain terms of the particular series of notes that bears interest at floating rates, including:

     o    whether the note that bears interest at floating rates is:

     o    a "Regular Floating Rate Note,"

     o    a "Floating Rate/Fixed Rate Note" or

     o    an "Inverse Floating Rate Note,"

     o    the fixed rate commencement date, if applicable,

     o    fixed interest rate, if applicable,

     o    interest rate basis or bases,

     o    initial interest rate, if any,

     o    interest reset dates,

     o    interest payment dates,

     o    index maturity,

     o    maximum interest rate and/or minimum interest rate, if any,

     o    spread and/or spread multiplier, or

     o if one or more of the applicable interest rate bases is LIBOR, the LIBOR currency and LIBOR page.

     The rate derived from the applicable interest rate basis will be determined in accordance with the related provisions below. The interest rate in effect on each day will be based on:

     o if that day is an interest reset date, the rate determined as of the interest determination date (as defined below) immediately preceding that interest reset date, or

     o if that day is not an interest reset date, the rate determined as of the interest determination date immediately preceding the most recent interest reset date.

     The "spread" is the number of basis points (one one-hundredth of a percentage point) specified in the applicable pricing supplement to be added to or subtracted from the related interest rate basis or bases applicable to a series of notes that bears interest at floating rates. The "spread multiplier" is the percentage specified in the applicable pricing supplement of the related interest rate basis or bases applicable to a series of notes that bears interest at floating rates by which the interest rate basis or bases will be multiplied to determine the applicable interest rate. The "index maturity" is the period to maturity of the instrument or obligation with respect to which the related interest rate basis or bases will be calculated.

                                      S-29

     Regular Floating Rate Notes

     Unless  a  series  of  notes  that  bears  interest  at  floating  rates is designated as a series of Floating  Rate/Fixed Rate notes or a series of Inverse
Floating   Rate   notes,   or  as  having  an   addendum   attached   or  having
other/additional provisions apply, in each case relating to a different interest rate formula, such series of notes that bears interest at floating rates will be a series of  Regular  Floating  Rate  notes and will bear  interest  at the rate determined by reference to the applicable interest rate basis or bases:

     o    multiplied by the applicable spread multiplier, if any; and/or

     o    plus or minus the applicable spread, if any.

     Commencing on the first interest reset date, as specified in the relevant pricing supplement, the rate at which interest on a series of Regular Floating
Rate notes is payable will be reset as of each interest reset date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first interest reset date will be the initial interest rate.

     Floating Rate/Fixed Rate Notes

     If a series of notes that bears interest at floating rates is designated as a series of Floating Rate/Fixed Rate notes, such series of notes that bears interest at floating rates will bear interest at the rate determined by reference to the applicable interest rate basis or bases:

     o    multiplied by the applicable spread multiplier, if any; and/or

     o    plus or minus the applicable spread, if any.

     Commencing on the first interest reset date, the rate at which interest on a series of Floating Rate/Fixed Rate notes is payable will be reset as of each interest reset date; provided, however, that:

     o the interest rate in effect for the period, if any, from the date of issue to the first interest reset date will be the initial interest rate, as specified in the relevant pricing supplement; and

     o the interest rate in effect commencing on the fixed rate commencement date will be the fixed interest rate, if specified in the applicable pricing supplement, or, if not so specified, the interest rate in effect on the day immediately preceding the fixed rate commencement date.

     Inverse Floating Rate Notes

     If a series of notes that bears interest at floating rates is designated as a series of Inverse Floating Rate notes, such series of notes that bears interest at floating rates will bear interest at the fixed interest rate minus the rate determined by reference to the applicable interest rate basis or bases:

     o    multiplied by the applicable spread multiplier, if any; and/or

     o    plus or minus the applicable spread, if any.

provided, however, that interest on a series of Inverse Floating Rate notes will not be less than zero. Commencing on the first interest reset date, the rate at which interest on a series of Inverse Floating Rate notes is payable will be reset as of each interest reset date; provided, further, that the interest rate in effect for the period, if any, from the date of issue to the first interest reset date will be the initial interest rate.

     Interest Reset Dates

     The applicable pricing supplement will specify the dates on which the rate of interest on a series of notes that bears interest at floating rates will be reset (each, an "interest reset date"), and the period between interest reset dates will be the "interest reset period." Unless otherwise specified in the applicable pricing supplement, the interest reset dates will be, in the case of a series of notes that bears interest at floating rates which reset:

                                      S-30

     o    daily--each business day;

     o weekly--the Wednesday of each week, with the exception of weekly reset series of notes that bears interest at floating rates as to which the Treasury Rate is an applicable interest rate basis, which will reset the Tuesday of each week;

     o monthly--the third Wednesday of each month, with the exception of monthly reset series of notes that bears interest at floating rates as to which the Eleventh District Cost of Funds Rate is an applicable interest rate basis, which will reset on the first calendar day of the month;

     o    quarterly--the   third   Wednesday  of  every  third  calendar  month,
          beginning in the third calendar month following the month in which the note was issued;

     o semiannually--the third Wednesday of the two months specified in the applicable pricing supplement; and

     o annually--the third Wednesday of the month specified in the applicable pricing supplement; provided, however, that, with respect to any series of Floating Rate/Fixed Rate notes, the rate of interest thereon will not reset after the particular fixed rate commencement date.

     Unless otherwise provided in the applicable pricing supplement, if any interest reset date for any series of notes that bears interest at floating rates would otherwise be a day that is not a business day, the particular interest reset date will be postponed to the next succeeding business day, except that in the case of a series of notes that bears interest at floating rates as to which LIBOR is an applicable interest rate basis and that business day falls in the next succeeding calendar month, the particular interest reset date will be the immediately preceding business day.

     Interest Determination Dates

     The interest rate applicable to a series of notes that bears interest at floating rates for an interest reset period commencing on the related interest reset date will be determined by reference to the applicable interest rate basis as of the particular "interest determination date," which will be:

     o with respect to the Federal Funds Open Rate--the related interest reset date;

     o with respect to the Federal Funds Rate and the Prime Rate--the business day immediately preceding the related interest reset date;

     o    with respect to the CD Rate,  the  Commercial  Paper Rate, and the CMT
          Rate--the second business day preceding the related interest reset date;

     o    with  respect to the  Constant  Maturity  Swap  Rate--the  second U.S.
          Government Securities business day (as defined below) preceding the related interest reset date; provided, however, that if, after attempting to determine the Constant Maturity Swap Rate (as described below), such rate is not determinable for a particular interest determination date (the "original interest determination date"), then such interest determination date shall be the first U.S. Government
          Securities business day preceding the original interest determination date for which the Constant Maturity Swap Rate can be determined as described below;

     o with respect to the Eleventh District Cost of Funds Rate--the last working day of the month immediately preceding the related interest reset date on which the Federal Home Loan Bank of San Francisco publishes the Eleventh District Index (as defined below);

     o    with  respect to  LIBOR--the  second  London  banking  day (as defined
          below)  preceding  the  related   interest  reset  date,   unless  the
          applicable  LIBOR currency (as defined below) is pounds  sterling,  in which  case  the  interest  determination  date  will  be the  related interest  reset date,  or the  applicable  LIBOR  currency is Euro, in which case the interest  determination  date will be the second TARGET settlement date preceding the applicable interest reset date;

                                      S-31

     o with respect to EURIBOR--the second TARGET settlement date preceding the applicable interest reset date; and

     o with respect to the Treasury Rate--the day in the week in which the related interest reset date falls on which day Treasury Bills (as defined below) are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related interest reset date, the interest determination date will be the preceding Friday.

     Unless otherwise provided in the applicable pricing supplement, the interest determination date pertaining to a series of notes that bears interest at floating rates the interest rate of which is determined with reference to two or more interest rate bases will be the latest business day which is at least two business days before the related interest reset date for the applicable note that bears interest at floating rates on which each interest reset basis is determinable.

     Calculation Dates

     The indenture trustee will be the "calculation agent" for a series of notes unless otherwise specified in the applicable pricing supplement. The interest rate applicable to each interest reset period will be determined by the calculation agent on or prior to the calculation date (as defined below), except with respect to LIBOR and the Eleventh District Cost of Funds Rate, which will be determined on the particular interest determination date. Upon request of the registered holder of a series of notes that bears interest at floating rates, the calculation agent will disclose the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding interest reset date with respect to the particular series of notes that bears interest at floating rates. The
"calculation date," if applicable, pertaining to any interest determination date will be the earlier of:

     o the tenth calendar day after the particular interest determination date or, if such day is not a business day, the next succeeding business day; or

     o the business day immediately preceding the applicable interest payment date or the maturity date, as the case may be.

     Maximum and Minimum Interest Rates

     A series of notes that bears interest at floating rates may also have either or both of the following if specified in the applicable pricing supplement:

     o a maximum numerical limitation, or ceiling, that may accrue during any interest reset period (a "maximum interest rate"); and

     o a minimum numerical limitation, or floor, that may accrue during any interest reset period (a "minimum interest rate").

     In addition to any maximum interest rate that may apply to a series of notes that bears interest at floating rates, the interest rate on a series of notes that bears interest at floating rates will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United
States law of general application.

     Interest Payments

     Unless otherwise specified in the applicable pricing supplement or in this prospectus supplement, interest on each series of notes that bears interest at floating rates will be payable on the date(s) specified in the accompanying prospectus under the caption "Description of the Notes--Payment of Interest"
(each, an "interest payment date" with respect to such series of notes that bears interest at floating rates). Unless the applicable pricing supplement indicates otherwise, the interest payment dates will be, in the case of a series of notes that bears interest at floating rates which reset:

                                      S-32

     o daily, weekly or monthly--the third Wednesday of each month or on the third Wednesday of every third calendar month, beginning in the third calendar month following the date the applicable series of notes was issued;

     o    quarterly--the   third   Wednesday  of  every  third  calendar  month,
          beginning  in  the  third  calendar  month   following  the  date  the
          applicable series of notes was issued;

     o semiannually--the third Wednesday of the two months of each year specified in the applicable pricing supplement; and

     o annually--the third Wednesday of the month of each year specified in the applicable pricing supplement.

     In addition, the maturity date will also be an interest payment date.

     Unless otherwise provided in the applicable pricing supplement, if any interest payment date other than the maturity date for any series of notes that bears interest at floating rates would otherwise be a day that is not a business day, such interest payment date will be postponed to the next succeeding business day, except that in the case of a series of notes that bears interest at floating rates as to which LIBOR is an applicable interest rate basis and that business day falls in the next succeeding calendar month, the particular interest payment date will be the immediately preceding business day. If the maturity date of a series of notes that bears interest at floating rates falls on a day that is not a business day, the issuing trust will make the required payment of principal, premium, if any, and interest or other amounts on the next succeeding business day, and no additional interest will accrue in respect of the payment made on that next succeeding business day.

     All percentages resulting from any calculation on notes that bear interest at floating rates will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% (or .09876545) would be rounded to 9.87655% (or
..0987655). All dollar amounts used in or resulting from any calculation on notes that bear interest at floating rates will be rounded, in the case of United
States dollars, to the nearest cent or, in the case of a foreign currency, to the nearest unit (with one-half cent or unit being rounded upwards).

     With respect to each series of notes that bears interest at floating rates, accrued interest is calculated by multiplying the principal amount of such series of notes that bears interest at floating rates by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular interest period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of a series of notes that bears interest at floating rates as to which the CD Rate, the Commercial Paper Rate, the Eleventh District
Cost of Funds Rate, the Federal Funds Open Rate, the Federal Funds Rate,  LIBOR,
EURIBOR or the Prime Rate is an applicable interest rate basis, or by the actual number of days in the year, in the case of a series of notes that bears interest at floating rates as to which the CMT Rate or the Treasury Rate is an applicable interest rate basis. In the case of a series of notes that bears interest at floating rates as to which the Constant Maturity Swap Rate is the interest rate basis, the interest factor will be computed by dividing the number of days in the interest period by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless (i) the last day of the interest period is the 31st day of a month but the first day of the interest period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (ii) the last day of the interest period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month)). The interest factor for a series of notes that bears interest at floating rates as to which the interest rate is calculated with reference to two or more interest rate bases will be calculated in each period in the same manner as if only the applicable interest rate basis specified in the applicable pricing supplement applied.

     The calculation agent shall determine the rate derived from each interest rate basis in accordance with the following provisions.

     CD Rate

     "CD Rate" means:

     (1)  the rate on the particular interest  determination date for negotiable
          United States dollar certificates of deposit having the index maturity specified in the applicable pricing supplement as published in H.15(519) (as defined below) under the caption "CDs (secondary market);" or

                                      S-33

     (2)  if the rate  referred  to in clause  (1) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate on the particular interest determination date for negotiable United
          States dollar certificates of deposit of the particular index maturity as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market);" or

     (3)  if the rate  referred  to in clause  (2) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate on
          the  particular   interest   determination   date  calculated  by  the
          calculation  agent  as the  arithmetic  mean of the  secondary  market offered  rates as of 10:00 A.M.,  New York City time, on that interest determination  date, of three leading  non-bank  dealers in negotiable
          United States dollar  certificates  of deposit in The City of New York
          (which may  include  the Agents or their  affiliates)  selected by the calculation agent for negotiable United States dollar  certificates of deposit of major  United  States  money  market  banks for  negotiable
          United  States  certificates  of  deposit  with a  remaining  maturity closest  to  the  particular  index  maturity  in an  amount  that  is representative  for a single  transaction in that market at that time;
          or

     (4) if the dealers so selected by the calculation agent are not quoting as mentioned in clause (3), the CD Rate in effect on the particular interest determination date; provided that if no CD Rate is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

     "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal
Reserve System.

     "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/H15/update, or any successor site or publication.

     CMT Rate

     "CMT Rate" means:

     (1) if CMT Moneyline Telerate Page 7051 is specified in the applicable pricing supplement:

          (a) the percentage equal to the yield for United States Treasury securities at "constant maturity" having the index maturity specified in the applicable pricing supplement as published in H.15(519) under the caption "Treasury Constant Maturities," as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7051"), for the particular interest determination date; or

          (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular index maturity and for the particular interest determination date as published in H.15(519) under the caption "Treasury Constant Maturities;" or

          (c) if the rate referred to in clause (b) does not so appear in H.15(519), the rate on the particular interest determination date for the period of the particular index maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the calculation agent determines to be comparable to the rate which would otherwise have been published in H.15(519); or

          (d)  if the rate  referred to in clause (c) is not so  published,  the rate on the particular interest  determination date calculated by the  calculation  agent  as a  yield  to  maturity  based  on the
               arithmetic   mean  of  the   secondary   market   bid  prices  at
               approximately  3:30 P.M.,  New York City time,  on that  interest
               determination   date  of  three  leading  primary  United  States
               government  securities dealers in The City of New York (which may include  the  Agents or their  affiliates)  (each,  a  "reference dealer"),  selected by the calculation  agent from five reference dealers  selected by the  calculation  agent and  eliminating the highest  quotation,  or,  in the  event of  equality,  one of

                                      S-34

               the  highest  and  the  lowest  quotation  or,  in the  event  of
               equality,   one  of  the  lowest,   for  United  States  Treasury
               securities  with an  original  maturity  equal to the  particular index  maturity,  a  remaining  term to maturity no more than one year shorter than that index  maturity and in a principal  amount that is representative for a single transaction in the securities in that market at that time; or

          (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

          (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that interest determination date of three reference dealers selected by the calculation agent from five reference dealers selected by the calculation agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular index maturity, a remaining term to maturity closest to that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

          (g)  if fewer than five but more than two prices referred to in clause
               (f) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

          (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on the particular interest determination date; provided that if no CMT Rate is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

     (2) if CMT Moneyline Telerate Page 7052 is specified in the applicable pricing supplement:

          (a) the percentage equal to the one-week or one-month, as specified in the applicable pricing supplement, average yield for United
               States Treasury securities at "constant maturity" having the index maturity specified in the applicable pricing supplement as published in H.15(519) opposite the caption "Treasury Constant
               Maturities," as the yield is displayed on Moneyline Telerate (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Moneyline Telerate
               Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular interest determination date falls; or

          (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7052, the percentage equal to the one-week or one-month, as specified in the applicable pricing supplement, average yield for United States Treasury securities at "constant maturity" having the particular index maturity and for the week or month, as applicable, preceding the particular interest determination date as published in H.15(519) opposite the caption "Treasury Constant Maturities;" or

          (c) if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as specified in the applicable pricing supplement, average yield for United States
               Treasury securities at "constant maturity" having the particular index maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular interest determination date falls; or

          (d) if the rate referred to in clause (c) is not so published, the rate on the particular interest determination date calculated by the calculation agent as a yield to maturity based on the

                                      S-35

               arithmetic   mean  of  the   secondary   market   bid  prices  at
               approximately  3:30 P.M.,  New York City time,  on that  interest determination  date of three  reference  dealers  selected by the calculation  agent from five  reference  dealers  selected by the calculation agent and eliminating the highest  quotation,  or, in the  event  of  equality,  one  of the  highest  and  the  lowest quotation  or, in the event of equality,  one of the lowest,  for
               United States Treasury securities with an original maturity equal to the particular index maturity, a remaining term to maturity no more than one year  shorter  than that  index  maturity  and in a principal amount that is representative  for a single transaction in the securities in that market at that time; or

          (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

          (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that interest determination date of three reference dealers selected by the calculation agent from five reference dealers selected by the calculation agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular index maturity, a remaining term to maturity closest to that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time; or

          (g)  if fewer than five but more than two prices referred to in clause
               (f) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

          (h)  if fewer than three prices referred to in clause (f) are provided
               as   requested,   the  CMT  Rate  in  effect  on  that   interest
               determination  date;  provided  that  if no CMT  Rate  is then in effect,  the interest  rate that will be effective as of the next interest reset date will be the initial interest rate.

     If two United States Treasury securities with an original maturity greater than the index maturity specified in the applicable pricing supplement have remaining terms to maturity equally close to the particular index maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

     Commercial Paper Rate

     "Commercial Paper Rate" means:

     (1) the Money Market Yield (as defined below) on the particular interest determination date of the rate for commercial paper having the index maturity specified in the applicable pricing supplement as published in H.15(519) under the caption "Commercial Paper--Nonfinancial;" or

     (2)  if the rate  referred  to in clause  (1) is not so  published  by 3:00
          P.M., New York City time, on the related  calculation  date, the Money
          Market Yield of the rate on the particular interest determination date for commercial paper having the particular index maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption
          "Commercial Paper--Nonfinancial;" or

     (3)  if the rate  referred  to in clause  (2) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate on
          the  particular   interest   determination   date  calculated  by  the
          calculation  agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately  11:00 A.M., New York City time, on that interest  determination  date of three leading  dealers of United
          States  dollar  commercial  paper in The City of New York  (which  may include the Agents or their  affiliates)  selected by the  calculation agent for commercial paper having the particular index maturity placed for  industrial  issuers

                                      S-36

          whose bond rating is "Aa" by Moody's or the equivalent from another nationally recognized statistical rating organization; or

     (4) if the dealers so selected by the calculation agent are not quoting as mentioned in clause (3), the Commercial Paper Rate in effect on the particular interest determination date; provided that if no Commercial
          Paper Rate is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

     "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

          Money Market Yield =               D x 360                x 100
                               -------------------------------------
                                          360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable interest reset period.

     Constant Maturity Swap Rate

     "Constant Maturity Swap Rate" means:

     (1) the rate for U.S. Dollar swaps with the designated maturity specified in the applicable pricing supplement, expressed as a percentage, which appears on the Reuters Screen ISDAFIX1 Page as of 11:00 A.M., New York
          City time, on the particular interest determination date; or

     (2)  if the rate  referred  to in clause (1) does not appear on the Reuters
          Screen ISDAFIX1 Page by 2:00 P.M., New York City time, on such interest determination date, a percentage determined on the basis of the mid-market semi-annual swap rate quotations provided by the reference banks (as defined below) as of approximately 11:00 A.M., New
          York City time, on such interest determination date, and, for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. Dollar interest rate swap transaction with a term equal to the designated maturity specified in the applicable pricing supplement commencing on the interest reset date and in a representative amount (as defined below) with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to USD-LIBOR-BBA with a designated maturity specified in the applicable pricing supplement. The calculation agent will request the principal New York City office of each of the reference banks to provide a quotation of its rate. If at least three quotations are provided, the rate for that interest determination date will be the arithmetic mean of the quotations, eliminating the highest quotation
          (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest); or

     (3) if such Constant Maturity Swap Rate is not determinable for a particular interest determination date under clauses (1) and (2) above, then such interest determination date shall be the first U.S.
          Government Securities business day preceding the original interest determination date for which the Constant Maturity Swap Rate can be determined under clauses (1) and (2) above.

     "U.S. Government Securities business day" means any day except for Saturday, Sunday, or a day on which The Bond Market Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

     "Representative amount" means an amount that is representative for a single transaction in the relevant market at the relevant time.

     "Reference banks" mean five leading swap dealers in the New York City interbank market, selected by the calculation agent, after consultation with Allstate Life.

                                      S-37

     Eleventh District Cost of Funds Rate

     "Eleventh District Cost of Funds Rate" means:

     (1) the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which the particular interest determination date falls as set forth under the caption "11th
          District" on the display on Moneyline Telerate (or any successor service) on page 7058 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7058") as of 11:00
          A.M., San Francisco time, on that interest determination date; or

     (2)  if the rate  referred to in clause (1) does not so appear on Moneyline
          Telerate Page 7058, the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Eleventh District Index") by the Federal Home Loan Bank of San Francisco as the cost of funds for the calendar month immediately preceding that interest determination date; or

     (3) if the Federal Home Loan Bank of San Francisco fails to announce the Eleventh District Index on or prior to the particular interest determination date for the calendar month immediately preceding that interest determination date, the Eleventh District Cost of Funds Rate in effect on the particular interest determination date; provided that if no Eleventh District Cost of Funds Rate is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

     Federal Funds Rate

     Federal Funds Open Rate

     "Federal  Funds Open Rate" means the rate set forth on  Moneyline  Telerate
Page 5 for an interest reset date underneath the caption "FEDERAL FUNDS" in the row titled "OPEN". If the rate is not available for an interest reset date, the rate for that interest reset date shall be the Federal Funds Rate as determined below.

     "Federal Funds Rate" means:

     (1)  the rate as of the particular  interest  determination date for United
          States  dollar  federal  funds as  published  in  H.15(519)  under the
          caption  "Federal  Funds   (Effective)"  and  displayed  on  Moneyline
          Telerate (or any successor  service) on page 120 (or any other page as may replace the specified page on that service)  ("Moneyline  Telerate
          Page 120"); or

     (2)  if the rate  referred to in clause (1) does not so appear on Moneyline
          Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate as of the particular interest determination date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective);" or

     (3)  if the rate  referred  to in clause  (2) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate as of the particular interest determination date calculated by the calculation agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include the Agents or their affiliates), selected by the calculation agent prior to 9:00
          A.M., New York City time, on the business day following that interest determination date; or

     (4) if the brokers so selected by the calculation agent are not quoting as mentioned in clause (3), the Federal Funds Rate in effect on the particular interest determination date; provided that if no Federal
          Funds Rate is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

     LIBOR

     "LIBOR" means:

                                      S-38

     (1)  if "LIBOR Moneyline  Telerate" is specified in the applicable  pricing
          supplement  or  if  neither  "LIBOR  Reuters"  nor  "LIBOR   Moneyline
          Telerate" is specified in the  applicable  pricing  supplement  as the method  for  calculating  LIBOR,  the rate for  deposits  in the LIBOR currency having the index maturity specified in the applicable pricing supplement,  commencing  on the  related  interest  reset  date,  that appears  on the  LIBOR  page as of 11:00  A.M.,  London  time,  on the particular interest determination date; or

     (2)  if "LIBOR Reuters" is specified in the applicable pricing  supplement,
          the  arithmetic   mean  of  the  offered  rates,   calculated  by  the
          calculation agent, or the offered rate, if the LIBOR page by its terms provides  only for a single rate,  for deposits in the LIBOR  currency having  the  particular  index  maturity,  commencing  on the  related interest  reset date,  that appear or appears,  as the case may be, on the  LIBOR  page as of 11:00  A.M.,  London  time,  on the  particular interest determination date; or

     (3) if fewer than two offered rates appear, or no rate appears, as the case may be, on the particular interest determination date on the LIBOR page as specified in clause (1) or (2), as applicable, the rate calculated by the calculation agent of at least two offered quotations obtained by the calculation agent after requesting the principal
          London offices of each of four major reference banks (which may include affiliates of the Agents), in the London interbank market to provide the calculation agent with its offered quotation for deposits in the LIBOR currency for the period of the particular index maturity, commencing on the related interest reset date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that interest determination date and in a principal amount that is representative for a single transaction in the LIBOR currency in that market at that time; or

     (4) if fewer than two offered quotations referred to in clause (3) are provided as requested, the rate calculated by the calculation agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable principal financial center, on the particular interest determination date by three major banks (which may include affiliates of the Agents), in that principal financial center selected by the calculation agent for loans in the LIBOR currency to leading
          European banks, having the particular index maturity and in a principal amount that is representative for a single transaction in the LIBOR currency in that market at that time; or

     (5) if the banks so selected by the calculation agent are not quoting as mentioned in clause (4), LIBOR in effect on the particular interest determination date; provided that if no LIBOR is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

     "LIBOR currency" means the currency specified in the applicable pricing supplement as to which LIBOR shall be calculated or, if no currency is specified in the applicable pricing supplement, United States dollars.

     "LIBOR page" means either:

     (1) if "LIBOR Reuters" is specified in the applicable pricing supplement, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified in the applicable pricing supplement (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR currency; or

     (2) if "LIBOR Moneyline Telerate" is specified in the applicable pricing supplement or neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified in the applicable pricing supplement as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified in the applicable pricing supplement
          (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR currency.

     "London banking day" means a day on which commercial banks are open for business (including dealings in the LIBOR currency) in London.

     EURIBOR

     "EURIBOR" means, with respect to any interest determination date relating to a series of EURIBOR notes or a series of notes that bears interest at floating rates for which the interest rate is determined with reference to EURIBOR (a "EURIBOR interest determination date"), the rate for deposits in Euros as sponsored, calculated and published jointly by the

                                      S-39

European Banking Federation and ACI--The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the index maturity specified in the applicable pricing supplement, commencing on the applicable interest reset date, as the rate appears on Moneyline Telerate, Inc., or any successor service, on page 248
(or  any  other  page  as may  replace  that  specified  page  on  the  service)
("Moneyline Telerate Page 248") as of 11:00 A.M., Brussels time, on the applicable EURIBOR interest determination date. If such rate does not appear on Moneyline Telerate Page 248, or is not so published by 11:00 A.M., Brussels time, on the applicable EURIBOR interest determination date, such rate will be calculated by the calculation agent and will be the arithmetic mean of at least two quotations obtained by the calculation agent after requesting the principal
Euro-zone (as defined below) offices of four major banks in the Euro-zone interbank market to provide the calculation agent with its offered quotation for deposits in Euros for the period of the index maturity specified in the applicable pricing supplement, commencing on the applicable interest reset date, to prime banks in the Euro-zone interbank market at approximately 11:00 A.M., Brussels time, on the applicable EURIBOR interest determination date and in a principal amount not less than the equivalent of $1 million in Euros that is representative for a single transaction in Euro in the market at that time. If fewer than two such quotations are so provided, the rate on the applicable
EURIBOR interest determination date will be calculated by the calculation agent and will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., Brussels time, on such EURIBOR interest determination date by four major banks in the Euro-zone for loans in Euro to leading European banks, having the index maturity specified in the applicable pricing supplement, commencing on the applicable interest reset date and in a principal amount not less than the equivalent of $1 million in Euros that is representative for a single transaction in Euros in the market at that time. If the banks so selected by the calculation agent are not quoting as mentioned above, EURIBOR will be EURIBOR in effect on the applicable EURIBOR interest determination date; provided that if no EURIBOR is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

     "Euro-zone"  means the region  comprised  of member  states of the European
Union  that have  adopted  the single  currency  in  accordance  with the Treaty
Establishing the European Community, as amended by the Treaty on European Union.

     Prime Rate

     "Prime Rate" means:

     (1) the rate on the particular interest determination date as published in H.15(519) under the caption "Bank Prime Loan;" or

     (2)  if the rate  referred  to in clause  (1) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate on the particular interest determination date as published in H.15 Daily
          Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank
          Prime Loan;" or

     (3)  if the rate  referred  to in clause  (2) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate on
          the  particular   interest   determination   date  calculated  by  the
          calculation  agent as the  arithmetic  mean of the  rates of  interest publicly  announced by each bank that appears on the Reuters Screen US
          PRIME 1 Page (as defined below) as the applicable bank's prime rate or base  lending  rate as of 11:00  A.M.,  New York  City  time,  on that interest determination date; or

     (4) if fewer than four rates referred to in clause (3) are so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular interest determination date calculated by the calculation agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that interest determination date by three major banks (which may include affiliates of the Agents) in The City of New York selected by the calculation agent; or

     (5) if the banks so selected by the calculation agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the particular interest determination date; provided that if no Prime Rate is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

     "Reuters  Screen US PRIME 1 Page" means the  display on the Reuter  Monitor
Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

                                      S-40

     Treasury Rate

     "Treasury Rate" means:

     (1) the rate from the auction held on the Treasury Rate interest determination date (the "Auction") of direct obligations of the United
          States ("Treasury Bills") having the index maturity specified in the applicable pricing supplement under the caption "INVESTMENT RATE" on the display on Moneyline Telerate (or any successor service) on page
          56 (or  any  other  page as may  replace  that  page on that  service)
          ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 57"); or

     (2)  if the rate  referred  to in clause  (1) is not so  published  by 3:00
          P.M.,  New York City time, on the related  calculation  date, the Bond
          Equivalent  Yield (as  defined  below) of the rate for the  applicable
          Treasury  Bills  as  published  in  H.15  Daily  Update,   or  another
          recognized  electronic  source used for the purpose of displaying  the
          applicable    rate,    under    the    caption    "U.S.     Government
          Securities/Treasury Bills/Auction High;" or

     (3)  if the rate  referred  to in clause  (2) is not so  published  by 3:00
          P.M.,  New York City time, on the related  calculation  date, the Bond
          Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury; or

     (4) if the rate referred to in clause (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular interest determination date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury
          Bills/Secondary Market;" or

     (5)  if the rate  referred  to in clause  (4) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate on the particular interest  determination date of the applicable Treasury
          Bills  as  published  in H.15  Daily  Update,  or  another  recognized electronic  source used for the purpose of displaying  the  applicable
          rate,   under  the  caption   "U.S.   Government   Securities/Treasury
          Bills/Secondary Market;" or

     (6)  if the rate  referred  to in clause  (5) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate on
          the  particular   interest   determination   date  calculated  by  the
          calculation  agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately  3:30 P.M., New
          York City time, on that interest  determination date, of three primary
          United States  government  securities  dealers  (which may include the
          Agents or their affiliates) selected by the calculation agent, for the issue of Treasury Bills with a remaining maturity closest to the index maturity specified in the applicable pricing supplement; or

     (7) if the dealers so selected by the calculation agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular interest determination date; provided that if no Treasury Rate is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

     "Bond  Equivalent   Yield"  means  a  yield  (expressed  as  a  percentage)
calculated in accordance with the following formula:

             Bond Equivalent Yield =                D x N                 x 100
                                     -------------------------------------
                                                360 - (D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable interest reset period.

Other/Additional Provisions; Addendum

     Any provisions with respect to the notes of a series, including the specification and determination of one or more interest rate bases, the calculation of the interest rate applicable to a series of notes that bears interest at floating rates, the

                                      S-41

interest payment dates, the stated maturity date, any redemption or repayment provisions or any other term relating to the applicable series of notes, may be modified and/or supplemented as specified under "Other/Additional Provisions" on the face thereof or in an addendum relating thereto, if so specified on the face thereof and, in each case, described in the applicable pricing supplement.

Discount Notes

     The trusts may from time to time issue series of notes ("discount notes") that have an issue price (as specified in the applicable pricing supplement) that is less than 100% of the principal amount thereof (i.e. par) by more than a percentage equal to the product of 0.25% and the number of full years to the stated maturity date. A series of discount notes may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance. The difference between the issue price of a series of discount notes and par is referred to as the "discount." In the event of redemption, repayment or acceleration of maturity of a series of discount notes, the amount payable to the holders of such series of discount notes will be equal to the sum of:

     o    the issue price  (increased  by any accruals of discount)  and, in the event  of  any  redemption  of  such  series  of  discount  notes,  if applicable,  multiplied  by  the  initial  redemption  percentage  (as
          adjusted   by  the  annual   redemption   percentage   reduction,   if
          applicable); and

     o any unpaid interest accrued on such series of discount notes to the date of the redemption, repayment or acceleration of maturity, as the case may be.

     For purposes of determining the amount of discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity occurs for a series of discount notes, a discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the initial period (as defined below), corresponds to the shortest period between interest payment dates for the applicable series of discount notes (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to the applicable series of discount notes and an assumption that the maturity of such series of discount notes will not be accelerated. If the period from the date of issue to the first interest payment date for a series of discount notes
(the "initial period") is shorter than the compounding period for such series of discount notes, a proportionate amount of the yield for an entire compounding period will be accrued. If the initial period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence. The accrual of the applicable discount may differ from the accrual of original issue discount for purposes of the Code, certain series of discount notes may not be treated as having original issue discount within the meaning of the Code, and certain series of notes other than discount notes may be treated as issued with original issue discount for federal income tax purposes. See
"United States Federal Income Tax Considerations."

Amortizing Notes

     The trusts may from time to time issue series of notes ("amortizing notes")
with  the  amount  of  principal   thereof  and  interest   thereon  payable  in
installments  over their terms.  Unless  otherwise  specified in the  applicable pricing supplement, interest on each series of amortizing notes will be computed on the basis of a 360-day year of twelve 30-day months. Payments with respect to a series of  amortizing  notes will be applied first to interest due and payable thereon  and then to the  reduction  of the  unpaid  principal  amount  thereof.
Further information  concerning  additional terms and provisions of a particular series  of  amortizing  notes  will  be  specified  in  the  applicable  pricing supplement,  including a table  setting  forth  repayment  information  for such series of amortizing notes.

Form of Notes

     Book-entry notes

     When a trust issues notes in book-entry form, it will issue one or more global securities representing the entire issue of notes. Unless otherwise specified in the applicable pricing supplement, these certificates will name a nominee of The Depository Trust Company, New York, New York ("DTC") as the owner of the notes. DTC maintains a computerized system that will reflect your ownership of the applicable notes through an account you will maintain with your broker/dealer, bank, trust company or other representative. If specified in the applicable pricing supplement, notes of a series may also be issued in book-entry form and registered in the name of a nominee for Euroclear and Clearstream Luxembourg. For

                                      S-42

additional   information  regarding  such  notes,  you  should  review  "Special
Provisions Relating to Foreign Currency Notes" below.

     Unless  otherwise  specified in the applicable  pricing  supplement,  DTC's nominee will be considered the owner of your notes in the records of the issuing trust and will be the  entity  entitled  to cast a vote  regarding  your  notes.
However,   DTC  and  the  broker/dealers,   banks,  trust  companies  and  other
representatives  that are part of DTC's  computerized  system  are  required  to contact you for voting instructions.

     Definitive Notes

     When a trust issues notes in definitive form, you will receive a note certificate evidencing your notes. The certificate will name you as the owner of such notes, unless you choose to have your broker/dealer, bank, trust company or other representative hold these certificates for you. If your name appears on the note certificate evidencing your notes, then you will be considered the owner of your notes for all purposes under the relevant indenture. For example, if the issuing trust needs to ask the holders of the applicable series of notes to vote on a proposed amendment to such series of notes, you will be asked to cast the vote regarding your notes. If you have chosen to have some other entity hold the note certificates for you, that entity will be considered the owner of your notes in the records of the issuing trust and will be entitled to cast the vote regarding your notes. However, this entity is required to contact you for voting instructions.

     Exchanges

     Definitive notes cannot be exchanged for book-entry notes. Book-entry notes can be exchanged for definitive notes only if;

     o the depositary notifies the issuing trust that it is unwilling or unable to continue as depositary for the global securities or the issuing trust becomes aware that the depositary has ceased to be a clearing agency registered under the Exchange Act and, in any such case, such trust fails to appoint a successor to the depositary within 60 calendar days;

     o subject to the procedures of DTC, the issuing trust, in its sole discretion, determines that the notes of the relevant series should no longer be represented solely by one or more global securities; or

     o an event of default has occurred and is continuing with respect to the relevant series of notes under the applicable indenture and the maturity of the notes of such series is accelerated in accordance with the terms of the applicable indenture and the notes of such series.

     In these limited circumstances, the issuing trust will issue to you definitive notes in exchange for the book-entry notes. There will be no service charge for this exchange, but if a tax or other governmental charge is imposed, the issuing trust may require you to pay it.

Clearing Systems

     Unless otherwise specified in the applicable pricing supplement,  each note will be deposited  with, or on behalf of, DTC, as depositary,  and registered in the name of Cede & Co. (DTC's partnership nominee).  Investors may elect to hold interests in the notes  through DTC (in the United  States) or, if the notes are
eligible,   through  Clearstream  Luxembourg  or  Euroclear,  as  operator  (the
"Euroclear  Operator") of the Euroclear System, if they are participants in such systems or  indirectly  through  organizations  which are  participants  in such systems.  Clearstream  Luxembourg and the Euroclear Operator will hold interests on  behalf of their  participants  through  customers'  securities  accounts  in
Clearstream  Luxembourg's and the Euroclear Operator's names,  respectively,  on the  books of  their  respective  depositaries,  which in turn  will  hold  such interests in customers'  securities  accounts in the depositaries'  names on the books of the DTC. It is anticipated  that Citibank,  N.A. will act as depositary for  Clearstream  Luxembourg  and  that The  Chase  Manhattan  Bank  will act as
depositary  for  the  Euroclear   Operator  (in  such   capacities,   the  "U.S.
Depositaries").

     If so specified in the applicable pricing supplement, notes of a series may be registered in the name of a nominee for, and deposited with, a common depositary for Euroclear and Clearstream Luxembourg.

                                      S-43

     Clearstream  Luxembourg  advises that it is incorporated  under the laws of
Luxembourg as a professional depositary. Clearstream Luxembourg holds securities for its participating organizations ("Clearstream Participants") and facilitates the clearance and  settlement of  securities  transactions  between  Clearstream
Participants  through  electronic  book-entry changes in accounts of Clearstream
Participants,   thereby   eliminating   the  need  for   physical   movement  of
certificates. Clearstream Luxembourg provides to Clearstream Participants, among other things, services for safekeeping, administration, clearance and settlement of  internationally  traded  securities  and  securities  lending and borrowing.
Clearstream Luxembourg interfaces with domestic markets in several countries. As a professional  depositary,  Clearstream  Luxembourg is subject to regulation by the  Luxembourg  Monetary  Institute.  Clearstream  Participants  are recognized financial  institutions  around the world,  including  underwriters,  securities brokers and dealers,  banks, trust companies,  clearing corporations and certain other  organizations  and may  include  the  Agents  named  in  this  prospectus supplement or any applicable pricing supplement.  Indirect access to Clearstream
Luxembourg  is also  available to others,  such as banks,  brokers,  dealers and trust companies that clear through or maintain a custodial  relationship  with a
Clearstream Participant either directly or indirectly.

     Distributions   with  respect  to  the  notes  held  beneficially   through
Clearstream  Luxembourg  will  be  credited  to  cash  accounts  of  Clearstream
Participants in accordance with its rules and procedures, to the extent received by the U.S. Depositary for Clearstream Luxembourg.

     The Euroclear  Operator  advises that Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle  transactions  between Euroclear  Participants  through  simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical  movement  of  certificates  and any  risk  from  lack of  simultaneous transfers of securities and cash.  Euroclear  includes  various other  services, including  securities lending and borrowing and interfaces with domestic markets in several  countries.  Euroclear is operated by the  Euroclear  Operator  under
contract  with  Euroclear   Clearance   Systems  S.C.,  a  Belgian   cooperative
corporation (the  "Cooperative").  All operations are conducted by the Euroclear
Operator,  and all Euroclear  securities  clearance  accounts and Euroclear cash accounts are accounts  with the Euroclear  Operator,  not the  Cooperative.  The
Cooperative   establishes   policy  for   Euroclear   on  behalf  of   Euroclear
Participants.  Euroclear  Participants  include banks (including central banks), securities brokers and dealers and other professional  financial  intermediaries and may include the Agents named in this prospectus supplement or any applicable pricing  supplement.  Indirect  access to Euroclear  is also  available to other firms that clear through or maintain a custodial  relationship  with a Euroclear
Participant, either directly or indirectly.

     The Euroclear Operator was granted a banking license by the Belgian Banking and Finance Commission in 2000, authorizing it to carry out banking activities on a global basis. It took over operation of Euroclear from the Brussels, Belgium office of Morgan Guaranty Trust Company of New York on December 31,
2000.  Securities  clearance  accounts  and cash  accounts  with  the  Euroclear
Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts.
The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions with respect to notes held beneficially through Euroclear will be credited to the cash accounts of Euroclear Participants in accordance with the Terms and Conditions, to the extent received by the U.S. Depositary for Euroclear.


                                      S-44



                   GLOBAL CLEARANCE AND SETTLEMENT PROCEDURES

General

     Initial  settlement  for the notes of a series will be made in  immediately available funds. Secondary market trading between DTC Participants will occur in the  ordinary  way in  accordance  with  DTC's  rules  and  will be  settled  in immediately  available  funds  using DTC's  Same-Day  Funds  Settlement  System.
Secondary  market trading  between  Clearstream  Participants  and/or  Euroclear
Participants  will occur in the ordinary way in accordance  with the  applicable rules and operating procedures of Clearstream  Luxembourg and Euroclear and will be  settled  using  the  procedures  applicable  to  conventional  eurobonds  in immediately  available  funds.  Cross-market  transfers  between persons holding directly or indirectly  through DTC on the one hand,  and directly or indirectly through Clearstream  Participants or Euroclear Participants,  on the other, will be effected  in DTC in  accordance  with DTC's  rules on behalf of the  relevant
European  international  clearing system by its U.S. Depositary.  However,  such cross-market  transactions will require delivery of instructions to the relevant
European  international  clearing  system by the  counterparty in such system in accordance  with its rules and procedures and within its  established  deadlines
(European time). The relevant  European  international  clearing system will, if the transaction meets its settlement  requirements,  deliver instructions to its
U.S.  Depositary  to take  action to effect  final  settlement  on its behalf by delivering  or  receiving  notes in DTC,  and  making or  receiving  payment  in accordance with normal  procedures for same-day funds  settlement  applicable to
DTC.  Clearstream  Participants  and  Euroclear  Participants  may  not  deliver instructions directly to DTC. Because of time-zone differences, credits of notes received in  Clearstream  Luxembourg  or Euroclear as a result of a  transaction with a DTC  Participant  will be made during  subsequent  securities  settlement processing  and will be credited the business day following  the DTC  settlement date.  Such  credits or any  transactions  in such  notes  settled  during  such
processing  will  be  reported  to  the  relevant   Euroclear   Participants  or
Clearstream  Participants  on such business  day.  Cash received in  Clearstream
Luxembourg  or  Euroclear  as a  result  of  sales  of  notes  by or  through  a
Clearstream  Participant or a Euroclear Participant to a DTC Participant will be received  with value on the DTC  settlement  date but will be  available  in the relevant  Clearstream  Luxembourg  or  Euroclear  cash  account  only  as of the business day following settlement in the DTC.

     Although the DTC, Clearstream Luxembourg and the Euroclear Operator have agreed to the foregoing procedures in order to facilitate transfers of notes among participants in DTC, Clearstream Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     Certain alternative clearance and settlement procedures will apply if the applicable pricing supplement specifies that notes of a series are denominated in non-U.S. dollar currencies. Such alternative procedures are described below under "Special Provisions Relating to Foreign Currency Notes."

Secondary Market Trading

     Because the purchaser determines the place of delivery, it is important to establish at the time of trading of any notes where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants

     Secondary market sales of notes held in DTC between DTC participants will occur in the ordinary way in accordance with DTC rules and will be settled using the procedures applicable to United States corporate debt obligations.

     Trading between Euroclear and/or Clearstream Participants

     Secondary market sales of beneficial interests in the notes held through Euroclear or Clearstream Luxembourg to purchasers that will hold beneficial interests through Euroclear or Clearstream Luxembourg will be conducted in accordance with the normal rules and operating procedures of Euroclear and Clearstream Luxembourg and will be settled using the procedures applicable to conventional eurobonds.

     Trading between DTC Seller and Euroclear/Clearstream Luxembourg Purchaser

     When book-entry interests in notes are to be transferred from the account of a DTC participant to the account of a Euroclear or Clearstream Luxembourg accountholder, the purchaser must first send instructions to Euroclear or Clearstream Luxembourg through a participant at least one business day prior to the settlement date. Euroclear or Clearstream Luxembourg will then instruct its depositary to receive the notes and make payment for them. On the settlement date, the

                                      S-45

depositary will make payment to the DTC participant's account and the notes will be credited to the depositary's account. After settlement has been completed, DTC will credit the notes to the U.S. Depositary for Euroclear or Clearstream
Luxembourg, as the case may be. Euroclear or Clearstream Luxembourg will credit the notes, in accordance with its usual procedures, to the participant's account, and the participant will then credit the purchaser's account. These securities credits will appear the next day (European time) after the settlement date. The cash debit from the account of Euroclear or Clearstream Luxembourg will be back-valued to the value date (which will be the preceding day if settlement occurs in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the cash debit will instead be valued at the actual settlement date. Since the settlement will occur during New York business hours, a DTC participant selling an interest in the notes can use its usual procedures for transferring notes to the U.S. Depositary for Euroclear or Clearstream Luxembourg, as the case may be, for the benefit of Euroclear
Participants or Clearstream Participants. The DTC seller will receive the sale proceeds on the settlement date. Thus, to the DTC seller, a cross-market sale will settle no differently than a trade between two DTC Participants.

     Trading  between a Euroclear  or  Clearstream  Luxembourg  Seller and a DTC
     Purchaser

     Due to time zone differences in their favor, Euroclear participants and Clearstream Luxembourg participants can use their usual procedures to transfer notes through the applicable U.S. Depositary to a DTC participant. The seller must first send instructions to Euroclear or Clearstream Luxembourg through a participant at least one business day prior to the settlement date. Euroclear or Clearstream Luxembourg will then instruct its U.S. Depositary to credit the notes to the DTC participant's account and receive payment. The payment will be credited in the account of the Euroclear or Clearstream Luxembourg participant on the following day, but the receipt of the cash proceeds will be back-valued to the value date (which will be the preceding day if settlement occurs in New
York). If settlement is not completed on the intended value date (i.e., the trade fails), the receipt of the cash proceeds will instead be valued at the actual settlement date.

     Although the foregoing  sets out the  procedures of Euroclear,  Clearstream
Luxembourg and DTC in order to facilitate the transfers of interests in the notes among participants of DTC, Clearstream Luxembourg and Euroclear, none of Euroclear, Clearstream Luxembourg or DTC is under any obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. Neither the registrants and the trusts nor any Agent or any paying agent or any affiliate of any of the above, or any person by whom any of the above is controlled for the purposes of the Securities Act, will have any responsibility for the performance by DTC, Euroclear and Clearstream Luxembourg or their respective direct or indirect participants or accountholders of their respective obligations under the rules and procedures governing their operations or for the sufficiency for any purpose of the arrangements described above.


                                      S-46



              SPECIAL PROVISIONS RELATING TO FOREIGN CURRENCY NOTES

General

     Unless otherwise specified in the applicable pricing supplement, foreign currency notes will not be sold in, or to residents of, the country issuing the specified currency. The information set forth in this prospectus supplement is directed to prospective purchasers who are United States residents. The trusts and the Agents disclaim any responsibility to advise prospective purchasers who are residents of countries other than the United States with respect to any matters that may affect the purchase, holding or receipt of payments of principal of, and premium, if any, and interest, if any, on, their foreign currency notes. These purchasers should consult their own financial and legal advisors with regard to these risks. See "Risk Factors--Risk Factors Relating to the Notes--Foreign currency notes are subject to exchange rate and exchange control risks."

Payment of Principal and/or any Premium, if any, Interest and Additional Amounts

     Unless otherwise specified in the applicable pricing supplement, each trust is obligated to make, or cause to be made, payments of principal of, any premium and interest on, and any additional amounts with respect to a foreign currency note issued by it in the specified currency. Any amounts so payable by such trust in the specified currency will be converted by the indenture trustee, or another entity specified in the applicable indenture, as exchange rate agent
(including, in each case, any successors, the "exchange rate agent") into United
States dollars for payment to the registered holder or holders thereof unless otherwise specified in the applicable pricing supplement or a registered holder elects to receive these amounts in the specified currency as provided below.

     Unless otherwise specified in the applicable pricing supplement, any United
States dollar amount to be received by the registered holder or holders of a series of foreign currency notes will be based on the highest bid quotation in The City of New York received by the exchange rate agent at approximately 11:00
A.M., New York City time, on the second business day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the exchange rate agent) selected by the exchange rate agent and approved by the issuing trust for the purchase by the quoting dealer of the specified currency for United States dollars for settlement on that payment date in the aggregate amount of the specified currency payable to the registered holder or holders of such series of foreign currency notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the relevant registered holder or holders of such series of foreign currency notes by deductions from any payments. If three bid quotations are not available, payments will be made in the specified currency.

     Registered holders of foreign currency notes may elect to receive all or a specified portion of any payment of principal, and/or any interest, premium and additional amounts in the specified currency by submitting a written request to the indenture trustee at its corporate trust office in The City of New York on or prior to the applicable regular interest record date or special interest record date or at least fifteen calendar days prior to the maturity date, as the case may be. Such written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. Such election will remain in effect until revoked by written notice delivered to the indenture trustee on or prior to a regular interest record date or special interest record date or at least fifteen calendar days prior to the maturity date, as the case may be.
Registered holders of foreign currency notes to be held in the name of a broker or nominee should contact their broker or nominee to determine whether and how an election to receive payments in the specified currency may be made.

     Unless otherwise specified in the applicable pricing supplement, if the specified currency is other than United States dollars, an entitlement holder with respect to a note represented by a global security which elects to receive payments of principal, and/or any interest, premium and additional amounts in the specified currency must notify the participant through which it owns its interest on or prior to the applicable regular interest record date or special interest record date or at least fifteen calendar days prior to the maturity date, as the case may be, of its election. The applicable participant must notify the depositary of such election on or prior to the third business day after the applicable regular interest record date or at least twelve calendar days prior to the maturity date, as the case may be, and the depositary will notify the indenture trustee of that election on or prior to the fifth business day after the applicable regular interest record date or at least ten calendar days prior to the maturity date, as the case may be. If complete instructions are received by the participant from the applicable entitlement holder and forwarded by the participant to the depositary, and by the depositary to the indenture trustee, on or prior to such dates, then the applicable entitlement holder will receive payments in the specified currency.

     Notwithstanding anything herein to the contrary, if the specified currency for a series of foreign currency notes is not available for any required payment of principal and/or any interest, premium and additional amounts due to the


                                      S-47

imposition of exchange controls or other circumstances beyond the issuing trust's control, the issuing trust will be entitled to satisfy its obligations with respect to such series of foreign currency notes by making, or causing to be made, payments in United States dollars based on the market exchange rate computed by the exchange rate agent on the second business day prior to the particular payment date or, if the market exchange rate is not then available, on the basis of the most recently available market exchange rate.

     The  "market  exchange  rate" for a  specified  currency  other than United
States dollars means the noon dollar buying rate in The City of New York for cable transfers for the specified currency as certified for customs purposes
(or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.

     All determinations made by the exchange rate agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the registered holder or holders of the foreign currency notes and any applicable entitlement holders.

Judgment Currency

     Each trust will indemnify the registered holder of any note issued by it against any loss incurred as a result of any judgment or order being given or made for any amount due under the particular note and that judgment or order requiring payment in a currency (the "judgment currency") other than the specified currency, and as a result of any variation between:

     o the rate of exchange at which the specified currency amount is converted into the judgment currency for the purpose of that judgment or order; and

     o the rate of exchange at which the registered holder, on the date of payment of that judgment or order, is able to purchase the specified currency with the amount of the judgment currency actually received.


                                      S-48



                      DESCRIPTION OF THE FUNDING AGREEMENTS

     Each trust will use the net  proceeds  from the  issuance  of its series of notes  to the  public  to  purchase  from  Global  Funding  one or more  funding agreements  issued  by  Allstate  Life.  The  funding  agreement(s)  will have a principal  amount equal to the principal  amount of the related series of notes.
The  funding   agreement(s)   will   otherwise  have  payment  and  other  terms
substantially similar to the related series of notes.

     The funding agreement(s) may be interest bearing or non-interest bearing and, if interest bearing, may bear interest at fixed or floating rates. The calculation of the interest rate, the due dates for payments and other payment terms of each funding agreement will be determined in the manner substantially similar to that described above under "Description of the Notes." An amount equal to the principal amount of the funding agreement plus accrued but unpaid interest, if any, and accrued discount, if any (in the case of a discount funding agreement) (other than an amortizing funding agreement) will be payable on its maturity date. Allstate Life may issue an amortizing funding agreement that pays an amount in respect of both interest and deposit amount over the life of the funding agreement. For a more detailed discussion of the funding agreements, see "Description of the Funding Agreement" in the accompanying prospectus.


                                      S-49



                 UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

General

     This section  provides a discussion of the material  United States  Federal income tax consequences of the purchase, ownership and disposition of the notes.
This  summary is based upon laws,  regulations,  rulings  and  decisions  now in effect,  all of which are  subject to change  (including  changes  in  effective dates) or possible differing interpretations. This summary deals only with notes held as capital  assets and does not purport to deal with persons in special tax situations, such as financial institutions,  partnerships,  insurance companies, regulated  investment  companies,  dealers in securities or currencies,  persons holding notes as a hedge against currency risks or as a position in a "straddle"
for tax purposes,  or persons whose functional currency is not the United States dollar.  It also does not deal with  holders  other than initial  purchasers  of notes (except where  otherwise  specifically  noted).  Persons  considering  the purchase of the notes  should  consult  their own tax  advisors  concerning  the application  of  United  States  Federal  income  tax laws to  their  particular
situations  as  well  as  any  consequences  of  the  purchase,   ownership  and
disposition   of  the  notes   arising  under  the  laws  of  any  other  taxing
jurisdiction.  This summary does not consider the United States  Federal  income tax  consequences  of the  purchase,  ownership  or  disposition  of a note by a partnership.  If a partnership holds a note, the tax treatment of a partner will generally  depend  upon the  status of the  partner  and the  activities  of the partnership.  Partnerships holding a note, and partners in a partnership holding a note, should consult their tax advisors.

     As used herein, the term "U.S. Holder" means a beneficial owner of a note that is for United States Federal income tax purposes:

     o    a citizen or resident of the United States;

     o    a corporation (including an entity treated as a corporation for United
          States Federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

     o an estate whose income is subject to United States Federal income tax regardless of its source; or

     o subject to applicable transition rules, a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

     As used in this section, the term "non-U.S. Holder" means a beneficial owner of a note that is an individual, a corporation, an estate or trust that is not a U.S. Holder.

Classification of the Issuer and Notes

     In the opinion of LeBoeuf, Lamb, Greene & MacRae LLP, special tax counsel to Global Funding, under current law and based on certain facts and assumptions contained in such opinion:

     o    Global  Funding  and each  trust will be  ignored  for  United  States
          Federal income tax purposes and will not be treated as an association or a publicly traded partnership taxable as a corporation; and

     o the notes will be classified as indebtedness of Allstate Life for United States Federal income tax purposes.

     Allstate Life, Global Funding and each trust agree, and each holder and beneficial owner of notes by purchasing the notes agrees, for all United States
Federal, state and local income and franchise tax purposes (i) to treat the notes as indebtedness of Allstate Life, (ii) Global Funding and each trust will be ignored and will not be treated as an association or a publicly traded partnership taxable as a corporation and (iii) to not take any action inconsistent with the treatment described in (i) and (ii) unless otherwise required by law. The remainder of this discussion assumes the notes are properly treated as indebtedness of Allstate Life for all United States Federal income tax purposes.

     An opinion of tax counsel is not binding on the  Internal  Revenue  Service
(the "IRS") or the courts, and no ruling on any of the consequences or issues discussed below will be sought from the IRS. The IRS might assert that each trust should be treated as a separate grantor trust for United States Federal income tax purposes, in which case the holders of beneficial interests in the notes related to such trust would be treated as owning a pro rata undivided interest in the assets of such trust.

                                      S-50

In such a case, the tax consequences to beneficial owners of the notes would not be materially different than those described herein. Persons considering the purchase of notes should consult their own tax advisors about the United States
Federal income tax consequences of an investment in the notes and the application of United States Federal income tax laws, as well as the laws of any state, local or foreign taxing jurisdictions, to their particular situations.

U.S. Holders

     Payments of Interest

         Except as described below, payments of interest on a note generally will be taxable to a U.S. Holder as ordinary interest income at the time such payments are accrued or are received (in accordance with the U.S. Holder's regular method of tax accounting).

     Discount Notes

     The following summary is a general discussion of the United States Federal income tax consequences to U.S. Holders of the purchase, ownership and disposition of notes issued with original issue discount ("discount notes").

     For United States  Federal  income tax purposes,  original  issue  discount
("OID") is the excess of the stated redemption price at maturity of a note over its issue price, if such excess equals or exceeds a de minimis amount (generally
1/4 of 1% of the note's stated redemption price at maturity multiplied by the number of complete years to its maturity from its issue date or, in the case of a note providing for the payment of any amount other than qualified stated interest (as defined below) prior to maturity, multiplied by the weighted average maturity of such note). The issue price of each note in an issue of notes equals the first price at which a substantial amount of such notes has been sold (ignoring sales to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents, or wholesalers). The stated redemption price at maturity of a note is the sum of all payments provided by the note other than "qualified stated interest" payments. The term "qualified stated interest" generally means stated interest that is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually at a single fixed rate. In addition, if a note bears interest for one or more accrual periods at a rate below the rate applicable for the remaining term of such note (e.g., notes with teaser rates or interest holidays), and if the greater of either the resulting foregone interest on such note or any "true" discount on such note (i.e., the excess of the note's stated principal amount over its issue price) equals or exceeds a specified de minimis amount, then some or all of the stated interest on the note would be treated as OID rather than qualified stated interest.

     Payments  of  qualified  stated  interest  on a note are  taxable to a U.S.
Holder as ordinary  interest income at the time such payments are accrued or are
received  (in  accordance  with  the  U.S.   Holder's   regular  method  of  tax
accounting).  A U.S.  Holder of a discount  note must  include  OID in income as ordinary  interest for United States  Federal  income tax purposes as it accrues under a  constant  yield  method in  advance  of  receipt  of the cash  payments attributable to such income,  regardless of such U.S. Holder's regular method of tax accounting.  In general, the amount of OID included in income by the initial
U.S.  Holder of a  discount  note is the sum of the daily  portions  of OID with respect to such  discount  note for each day during the taxable year (or portion of the taxable  year) on which such U.S.  Holder held such  discount  note.  The
"daily  portion" of OID on any discount note is determined by allocating to each day in any accrual period a ratable portion of the OID allocable to that accrual period.  An "accrual  period"  may be of any length and the accrual  periods may vary in length over the term of the discount  note,  provided  that each accrual period is no longer than one year and each  scheduled  payment of  principal  or interest occurs either on the final day of an accrual period or on the first day of an accrual  period.  The amount of OID  allocable to each  accrual  period is generally equal to the difference between:

     o the product of the discount note's adjusted issue price at the beginning of such accrual period and its yield to maturity (determined on the basis of compounding at the close of each accrual period and appropriately adjusted to take into account the length of the particular accrual period); and

     o the amount of any qualified stated interest payments allocable to such accrual period. The "adjusted issue price" of a discount note at the beginning of any accrual period is the sum of the issue price of the discount note plus the amount of OID allocable to all prior accrual periods minus the amount of any prior payments on the discount note that were not qualified stated interest payments. Under these rules, U.S. Holders generally will have to include in income increasingly greater amounts of OID in successive accrual periods.

                                      S-51

     A U.S. Holder who purchases a discount note for an amount that is greater than its adjusted issue price as of the purchase date and less than or equal to the sum of all amounts payable on the discount note after the purchase date other than payments of qualified stated interest, will be considered to have purchased the discount note at an "acquisition premium." Under the acquisition premium rules, the amount of OID which such U.S. Holder must include in its gross income with respect to such discount note for any taxable year (or portion thereof in which the U.S. Holder holds the discount note) will be reduced (but not below zero) by the portion of the acquisition premium properly allocable to the period.

     Floating Rate Notes

     Notes that bear interest at floating rates ("variable notes") are subject to special rules whereby a variable note will qualify as a "variable rate debt instrument" if:

     o its issue price does not exceed the total noncontingent principal payments due under the variable note by more than a specified de minimis amount;

     o it provides for stated interest, paid or compounded at least annually, at current values of, one or more qualified floating rates, a single fixed rate and one or more qualified floating rates, a single objective rate, or a single fixed rate and a single objective rate that is a qualified inverse floating rate; and

     o    it does not provide for any principal payments which are contingent.

     A "qualified floating rate" is any variable rate where variations in the value of such rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the variable note is denominated. Although a multiple of a qualified floating rate will generally not itself constitute a qualified floating rate, a variable rate equal to the product of a qualified floating rate and a fixed multiple that is greater than .65 but not more than 1.35 will constitute a qualified floating rate. A variable rate equal to the product of a qualified floating rate and a fixed multiple that is greater than .65 but not more than 1.35, increased or decreased by a fixed rate, will also constitute a qualified floating rate. In addition, two or more qualified floating rates that can reasonably be expected to have approximately the same values throughout the term of the variable note
(e.g., two or more qualified floating rates with values within 25 basis points of each other as determined on the variable note's issue date) will be treated as a single qualified floating rate. Notwithstanding the foregoing, a variable rate that would otherwise constitute a qualified floating rate but which is subject to one or more restrictions such as a maximum numerical limitation
(i.e., a cap) or a minimum numerical limitation (i.e., a floor) may, under certain circumstances, fail to be treated as a qualified floating rate unless such cap or floor is fixed throughout the term of the note. An "objective rate" is a rate that is not itself a qualified floating rate but which is determined using a single fixed formula and that is based on objective financial or economic information. A rate will not qualify as an objective rate if it is based on information that is within the control of Allstate Life (or a related party) or that is unique to the circumstances of Allstate Life (or a related party), such as dividends, profits, or the value of Allstate Life's stock
(although a rate does not fail to be an objective rate merely because it is based on the credit quality of Allstate Life). A "qualified inverse floating rate" is any objective rate where such rate is equal to a fixed rate minus a qualified floating rate, as long as variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate. In addition, if a variable note provides for stated interest at a fixed rate for an initial period of one year or less followed by a variable rate that is either a qualified floating rate or an objective rate and if the variable rate on the variable note's issue date is intended to approximate the fixed rate (e.g., the value of the variable rate on the issue date does not differ from the value of the fixed rate by more than 25 basis points), then the fixed rate and the variable rate together will constitute either a single qualified floating rate or objective rate, as the case may be.

     If a variable note that provides for stated interest at either a single qualified floating rate or a single objective rate throughout the term thereof qualifies as a "variable rate debt instrument" and if the interest on such note is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually, then all stated interest on the note will constitute qualified stated interest and will be taxed accordingly. Thus, a variable note that provides for stated interest at either a single qualified floating rate or a single objective rate throughout the term thereof and that qualifies as a "variable rate debt instrument" will generally not be treated as having been issued with OID unless the variable note is issued at a "true" discount (i.e., at a price below the note's stated principal amount) in excess of a specified de minimis amount. The amount of qualified stated interest and the amount of OID, if any, that accrues during an accrual period on such a variable note is determined under the rules applicable to fixed rate debt instruments by assuming that the variable rate is a fixed rate equal to:

                                      S-52

     o in the case of a qualified floating rate or qualified inverse floating rate, the value, as of the issue date, of the qualified floating rate or qualified inverse floating rate; or

     o in the case of an objective rate (other than a qualified inverse floating rate), a fixed rate that reflects the yield that is reasonably expected for the variable note. The qualified stated interest allocable to an accrual period is the amount of interest actually paid during such accrual period.

     In general, any other variable note that qualifies as a "variable rate debt instrument" will be converted into an "equivalent" fixed rate debt instrument for purposes of determining the amount and accrual of OID and qualified stated interest on the variable note. A variable note is converted into an "equivalent" fixed rate debt instrument by substituting any qualified floating rate or qualified inverse floating rate provided for under the terms of the variable note with a fixed rate equal to the value of the qualified floating rate or qualified inverse floating rate, as the case may be, as of the variable note's issue date. Any objective rate (other than a qualified inverse floating rate) provided for under the terms of the variable note is converted into a fixed rate that reflects the yield that is reasonably expected for the variable note. In the case of a variable note that qualifies as a "variable rate debt instrument" and provides for stated interest at a single fixed rate in addition to either one or more qualified floating rates or a qualified inverse floating rate, the fixed rate is initially converted into a qualified floating rate (or a qualified inverse floating rate, if the variable note provides for a qualified inverse floating rate). Under such circumstances, the qualified floating rate or qualified inverse floating rate that replaces the fixed rate must be such that the fair market value of the variable note as of the variable note's issue date is approximately the same as the fair market value of an otherwise identical debt instrument that provides for either the qualified floating rate or qualified inverse floating rate rather than the fixed rate. Subsequent to converting the fixed rate into either a qualified floating rate or a qualified inverse floating rate, the variable note is then converted into an "equivalent" fixed rate debt instrument in the manner described above.

     Once the variable note is converted into an "equivalent" fixed rate debt instrument pursuant to the foregoing rules, the amount of OID and qualified stated interest, if any, are determined for the "equivalent" fixed rate debt instrument by applying the general OID rules to the "equivalent" fixed rate debt instrument. A U.S. Holder of the variable note will account for such OID and qualified stated interest as if the U.S. Holder held the "equivalent" fixed rate debt instrument. Each accrual period appropriate adjustments will be made to the amount of qualified stated interest or OID assumed to have been accrued or paid with respect to the "equivalent" fixed rate debt instrument in the event that such amounts differ from the actual amount of interest accrued or paid on the variable note during the accrual period.

     If the variable note does not qualify as a "variable rate debt instrument" then the variable note would be treated as a contingent payment debt instrument.
A U.S. Holder of a contingent payment debt instrument is generally required to include future contingent and noncontingent interest payments in income under the constant yield method as such interest accrues based on Allstate Life's determination of the "comparable yield" and the establishment of a "projected payment schedule" that must produce the comparable yield. The comparable yield is the yield at which Allstate Life would issue a fixed rated debt instrument with similar terms and conditions. The projected payment schedule consists of all stated principal payments and a projected amount and time for each contingent interest payment. If the actual amount of any contingent payment, once determined, differs from the projected amounts, appropriate adjustments are to be made to the amounts required to be included in gross income by the U.S.
Holder. The yield, timing and amounts set forth in the projected payment schedule are for purposes of computing the OID only and are not assurances by the trusts with respect to any aspect of the notes. Because U.S. Holders will generally be bound by Allstate Life's determination of the comparable yield and by the projected payment schedule for United States Federal income tax purposes, a U.S. Holder's income inclusions may be accelerated relative to the time payments under the notes are in fact made. The IRS has authority to disregard a projected payment schedule it determines to be unreasonable. Any gain recognized by a U.S. Holder on the sale, exchange, or retirement of a contingent payment debt instrument will be treated as interest income and all or a portion of any loss realized could be treated as ordinary loss as opposed to capital loss
(depending upon the circumstances). The United States Federal income tax treatment of variable notes that are treated as contingent payment debt instruments will be more fully described in the applicable pricing supplement.
Purchasers of contingent payment debt instruments should carefully examine the applicable pricing supplement and should consult their own tax advisor with respect to such notes.

     Certain of the notes:

     o may be redeemable at the option of the issuing trust prior to their stated maturity (a "call option"); and/or

     o may be repayable at the option of the holder prior to their stated maturity (a "put option"). Notes containing such features may be subject to rules that differ from the general rules discussed above.

                                      S-53

     Investors intending to purchase notes with such features should consult their own tax advisors, since the OID consequences will depend, in part, on the particular terms and features of the purchased notes.

     U.S. Holders may generally,  upon election,  include in income all interest
(including stated interest, acquisition discount, OID, de minimis OID, market discount, de minimis market discount, and unstated interest, as adjusted by any amortizable bond premium or acquisition premium) that accrues on a debt instrument by using the constant yield method applicable to OID, subject to certain limitations and exceptions.

     Short-Term Notes

     Notes that have a fixed maturity of one year or less ("short-term notes") will be treated as having been issued with OID. In general, an individual or other cash method U.S. Holder is not required to accrue such OID unless the U.S.
Holder elects to do so. If such an election is not made, any gain recognized by the U.S. Holder on the sale, exchange or maturity of the short-term note will be ordinary income to the extent of the OID accrued on a straight-line basis, or upon election under the constant yield method (based on daily compounding), through the date of sale or maturity, and a portion of the deductions otherwise allowable to the U.S. Holder for interest on borrowings allocable to the short-term note will be deferred until a corresponding amount of income is realized. U.S. Holders who report income for United States Federal income tax purposes under the accrual method, and certain other holders including banks and dealers in securities, are required to accrue OID on a short-term note on a straight-line basis unless an election is made to accrue the OID under a constant yield method (based on daily compounding).

     Market Discount

     If a U.S. Holder purchases a note, other than a discount note, for an amount that is less than its issue price (or, in the case of a subsequent purchaser, its stated redemption price at maturity) or, in the case of a discount note, for an amount that is less than its adjusted issue price as of the purchase date, such U.S. Holder will be treated as having purchased such note at a "market discount," unless such market discount is less than a specified de minimis amount.

     Under the market discount rules, a U.S. Holder will be required to treat any partial principal payment (or, in the case of a discount note, any payment that does not constitute qualified stated interest) on, or any gain realized on the sale, exchange, retirement or other disposition of, a note as ordinary income to the extent of the lesser of:

     o    the amount of such payment or realized gain; and

     o the market discount which has not previously been included in income and is treated as having accrued on such note at the time of such payment or disposition.

     Market discount will be considered to accrue ratably during the period from the date of acquisition to the maturity date of the note, unless the U.S. Holder elects to accrue market discount on the basis of semiannual compounding.

     A U.S. Holder may be required to defer the deduction of all or a portion of the interest paid or accrued on any indebtedness incurred or maintained to purchase or carry a note with market discount until the maturity of the note or certain earlier dispositions, because a current deduction of such holder's "net direct interest expense" is only allowed to the extent the interest expense exceeds an allocable portion of market discount. Net direct interest expense is the excess of interest paid or accrued to purchase or carry the market discount note over the interest (including OID) includible in the purchaser's gross income. A U.S. Holder may elect to include market discount in income currently as it accrues (on either a ratable or semiannual compounding basis), in which case the rules described above regarding the treatment as ordinary income of gain upon the disposition of the note, the receipt of certain cash payments and the deferral of interest deductions will not apply. Generally, such currently included market discount is treated as ordinary interest for United States
Federal income tax purposes. Such an election will apply to all debt instruments acquired by the U.S. Holder on or after the first day of the first taxable year to which such election applies and may be revoked only with the consent of the IRS.

     Premium

     If a U.S. Holder purchases a note for an amount that is greater than the sum of all amounts payable on the note after the purchase date other than payments of qualified stated interest, such U.S. Holder will be considered to have purchased the note with "amortizable bond premium" equal in amount to such excess. A U.S. Holder may elect to amortize such premium

                                      S-54

using a constant yield method over the remaining term of the note and may offset interest otherwise required to be included in gross income in respect of the note during any taxable year by the amortized amount of such excess for the taxable year. However, if the note may be optionally redeemed after the U.S.
Holder acquires it at a price in excess of its stated redemption price at maturity, special rules would apply which could result in a deferral of the amortization of some bond premium until later in the term of the note. Any election to amortize bond premium applies to all taxable debt instruments held or acquired by the U.S. Holder on or after the first day of the first taxable year to which such election applies and may be revoked only with the consent of the IRS.

     Disposition of a Note

     Except as discussed above, upon the sale, exchange, redemption (including a redemption in connection with a tax event), retirement or other disposition of a note, a U.S. Holder generally will recognize taxable gain or loss equal to the difference between the amount realized on the sale, exchange, retirement (other than amounts representing accrued and unpaid interest) or other disposition and such U.S. Holder's adjusted tax basis in the note. A U.S. Holder's adjusted tax basis in a note generally will equal such U.S. Holder's initial investment in the note increased by any OID included in income (and accrued market discount, if any, if the U.S. Holder has included such market discount in income) and decreased by the amount of any payments, other than qualified stated interest payments, received and amortizable bond premium taken into account with respect to such note. Such gain or loss generally will be long-term capital gain or loss if the note were held for more than one year. Non-corporate taxpayers are subject to reduced maximum rates on long-term capital gains and are generally subject to tax at ordinary income rates on short-term capital gains. The deductibility of capital losses is subject to certain limitations. Prospective investors should consult their own tax advisors concerning these tax law provisions.

Notes Denominated or on which Interest is Payable in a Foreign Currency

     The following discussion generally describes special rules that apply, in addition to the rules described above, to notes that are denominated in, or provide for payments determined by reference to, a currency other than the United States dollar (referred to as "foreign currency notes"). This discussion does not, however, describe the tax considerations relating to the purchase, ownership or disposition of a foreign currency note that is a contingent payment debt instrument. A general summary of certain federal income tax considerations relating thereto will be included in the relevant pricing supplement.

     Payments of Interest on a Foreign Currency Note

     Cash Method

     A U.S.  Holder who uses the cash  method of  accounting  for United  States
Federal income tax purposes and who receives a payment of interest on a foreign currency note (other than OID or market discount) will be required to include in income the U.S. dollar value of the foreign currency payment (determined on the date such payment is received) regardless of whether the payment is in fact converted to U.S. dollars at that time, and such U.S. dollar value will be the U.S. Holder's tax basis in such foreign currency.

     Accrual Method

     A U.S.  Holder who uses the accrual  method of accounting for United States
Federal income tax purposes, or who otherwise is required to accrue interest prior to receipt, will be required to include in income the U.S. dollar value of the amount of interest income (including OID or market discount and reduced by amortizable bond premium to the extent applicable) that has accrued and is otherwise required to be taken into account with respect to a foreign currency note during an accrual period. The U.S. dollar value of such accrued income will be determined by translating such income at the average rate of exchange for the accrual period or, with respect to an accrual period that spans two taxable years, at the average rate for the partial period within the taxable year. A
U.S. Holder may elect, however, to translate such accrued interest income using the rate of exchange on the last day of the accrual period or, with respect to an accrual period that spans two taxable years, using the rate of exchange on the last day of the taxable year. If the last day of an accrual period is within five business days of the date of receipt of the accrued interest, a U.S. Holder may translate such interest using the rate of exchange on the date of receipt.
The above election will apply to other debt obligations held by the U.S. Holder and may not be changed without the consent of the IRS. A U.S. Holder should consult a tax advisor before making the above election. A U.S. Holder will recognize exchange gain or loss (which will be treated as ordinary income or loss) with respect to accrued interest income on the date such income is received. The amount of ordinary income or loss recognized will equal the difference, if any, between the U.S. dollar value of the foreign currency payment received (determined on the date such payment is

                                      S-55

received) in respect of such accrual period and the U.S. dollar value of interest income that has accrued during such accrual period (as determined above).

     Purchase, Sale and Retirement of Foreign Currency Notes

     A U.S. Holder who purchases a foreign currency note with previously owned foreign currency will recognize ordinary income or loss in an amount equal to the difference, if any, between such U.S. Holder's tax basis in the foreign currency and the U.S. dollar fair market value of the foreign currency used to purchase the foreign currency note, determined on the date of purchase.

     Except as discussed above with respect to short-term notes, upon the sale, exchange, redemption (including a redemption in connection with a tax event) or retirement of a foreign currency note, a U.S. Holder will recognize taxable gain or loss equal to the difference between the amount realized on the sale, exchange or retirement and such U.S. Holder's adjusted tax basis in the foreign currency note. Such gain or loss generally will be capital gain or loss (except to the extent of any accrued market discount not previously included in the U.S.
Holder's income) and will be long-term capital gain or loss if at the time of sale, exchange or retirement the foreign currency note has been held by such U.S. Holder for more than one year. To the extent the gain realized represents accrued but unpaid interest, however, such amounts must be taken into account as interest income, with exchange gain or loss computed as described in "Payments of Interest in a Foreign Currency" above. If a U.S. Holder receives foreign currency on such a sale, exchange or retirement the amount realized will be based on the U.S. dollar value of the foreign currency on the date the payment is received or the foreign currency note is disposed of (or deemed disposed of as a result of a material change in the terms of the foreign currency note). In the case of a foreign currency note that is denominated in foreign currency and is traded on an established securities market, a cash basis U.S. Holder (or, upon election, an accrual basis U.S. Holder) will determine the U.S. dollar value of the amount realized by translating the foreign currency payment at the spot rate of exchange on the settlement date of the sale. A U.S. Holder's adjusted tax basis in a foreign currency note will equal the cost of the foreign currency note to such U.S. Holder, increased by the amounts of any market discount or OID previously included in income by the U.S. Holder with respect to such foreign currency note and reduced by any amortized acquisition or other premium and any principal payments received by the U.S. Holder. A U.S. Holder's tax basis in a foreign currency note, and the amount of any subsequent adjustments to such U.S. Holder's tax basis, will be the U.S. dollar value of the foreign currency amount paid for such foreign currency note, or of the foreign currency amount of the adjustment, determined on the date of such purchase or adjustment.

     Gain or loss realized upon the sale, exchange or retirement of a foreign currency note that is attributable to fluctuations in currency exchange rates will be ordinary income or loss which will not be treated as interest income or expense. Gain or loss attributable to fluctuations in exchange rates will equal the difference between the U.S. dollar value of the foreign currency principal amount of the foreign currency note, determined on the date such payment is received or the foreign currency note is disposed of, and the U.S. dollar value of the foreign currency principal amount of the foreign currency note, determined on the date the U.S. Holder acquired the foreign currency note. Such foreign currency gain or loss will be recognized only to the extent of the total gain or loss realized by the U.S. Holder on the sale, exchange or retirement of the foreign currency note.

     Original Issue Discount

     In the case of a discount note or short-term note:

     o    OID is determined in units of the foreign currency;

     o accrued OID is translated into U.S. dollars as described in "Payments of Interest in a Foreign Currency--Accrual Method" above; and

     o    the  amount of foreign  currency  gain or loss on the  accrued  OID is determined by comparing the amount of income received  attributable to
          the   discount   (either   upon   payment,   maturity  or  an  earlier
          disposition),  as translated into U.S. dollars at the rate of exchange on the  date of such  receipt,  with the  amount  of OID  accrued,  as translated above.

     Premium and Market Discount

     In the case of a foreign currency note with market discount:

                                      S-56

     o    market discount is determined in units of the foreign currency;

     o accrued market discount taken into account upon the receipt of any partial principal payment or upon the sale, exchange, retirement or other disposition of the foreign currency note (other than accrued market discount required to be taken into account currently) is translated into U.S. dollars at the exchange rate on such disposition date (and no part of such accrued market discount is treated as exchange gain or loss); and

     o    accrued  market  discount  currently  includible  in  income by a U.S.
          Holder for any accrual period is translated  into U.S.  dollars on the basis of the  average  exchange  rate in effect  during  such  accrual period,  and the exchange gain or loss is determined  upon the receipt
          of  any  partial  principal  payment  or  upon  the  sale,   exchange,
          retirement or other  disposition  of the foreign  currency note in the
          manner   described   in   "Payments   of   Interest   in   a   Foreign
          Currency--Accrual   Method"  above  with  respect  to  computation  of
          exchange gain or loss on accrued interest.

     With respect to a foreign currency note acquired with amortizable bond premium, such premium is determined in the relevant foreign currency and reduces interest income in units of the foreign currency. Although not entirely clear, a U.S. Holder should recognize exchange gain or loss equal to the difference between the U.S. dollar value of the bond premium amortized with respect to a period, determined on the date the interest attributable to such period is received, and the U.S. dollar value of the bond premium determined on the date of the acquisition of the foreign currency note.

     Exchange of Foreign Currencies

     A U.S. Holder will have a tax basis in any foreign currency received as interest or on the sale, exchange or retirement of a foreign currency note equal to the U.S. dollar value of such foreign currency, determined at the time the interest is received or at the time of the sale, exchange or retirement. Any gain or loss realized by a U.S. Holder on a sale or other disposition of foreign currency (including its exchange for U.S. dollars or its use to purchase foreign currency notes) will be ordinary income or loss.

Non-U.S. Holders

     Payments of interest (including OID, if any) on a note received by a non-U.S. Holder that does not hold its notes in connection with the conduct of a trade or business in the United States, will generally not be subject to United
States Federal withholding tax pursuant to the "Portfolio Interest Exemption" unless:

     o the non-U.S. Holder is a direct or indirect 10% or greater shareholder of Allstate Life;

     o the non-U.S. Holder is a controlled foreign corporation related to Allstate Life;

     o    the non-U.S.  Holder is a bank receiving interest described in section
          881(c)(3)(A) of the Code; or

     o    interest  on the note is  contingent  interest  described  in  section
          871(h)(4) of the Code.

     To qualify for the Portfolio Interest Exemption from United States Federal withholding tax, the last United States payor in the chain of payment prior to payment to a non-U.S. Holder (the "withholding agent") must have received in the year in which a payment of interest or principal occurs, or in either of the two preceding calendar years, a statement that:

     o is signed by the beneficial owner of the note under penalties of perjury;

     o    certifies that such owner is not a U.S. Holder; and

     o    provides the name and address of the beneficial owner.

     The statement may be made on an IRS Form W-8BEN or a substantially similar form, and the beneficial owner must inform the withholding agent of any change in the information on the statement within 30 days of such change. If a note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide a signed statement to the withholding agent. However, in such a case, the signed statement generally must be

                                      S-57

accompanied by a copy of the IRS Form W-8BEN or the substitute form provided by the beneficial owner to the organization or institution.

     If a non-U.S. Holder cannot satisfy the requirements for eligibility for the Portfolio Interest Exemption, interest earned by such non-U.S. Holder will be subject to United States Federal withholding tax at a 30% rate unless the non-U.S. Holder provides the withholding agent with a properly executed:

     o IRS Form W-8BEN claiming an exemption from or reduction in withholding under the benefit of a United States income tax treaty; or

     o IRS Form W-8ECI stating that interest paid on the note is not subject to withholding tax because it is effectively connected with the non-U.S. Holder's conduct of a trade or business in the United States.

     Notwithstanding the provision of IRS Form W-8ECI, a non-U.S. Holder that holds its notes in connection with its conduct of a trade or business in the United States will be taxed on its notes in the same manner as a U.S. Holder, and, if such non-U.S. Holder is a foreign corporation, it may also be subject to a branch profits tax equal to 30% of its effectively connected earnings and profits for the taxable year, subject to adjustments.

     Generally, a non-U.S. Holder will not be subject to United States Federal income taxes on any amount which constitutes capital gain upon the sale, exchange, redemption (including a redemption in connection with a tax event), retirement or other disposition of a note, provided:

     o the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. Holder; and

     o    the non-U.S.  Holder is not an individual who is present in the United
          States for 183 days or more during the taxable year.

     Certain other exceptions may be applicable, and a non-U.S. Holder should consult its tax advisor in this regard.

     The notes will not be includible in the estate of a non-U.S. Holder unless the individual is a direct or indirect 10% or greater shareholder of Allstate
Life or, at the time of such individual's death, payments in respect of the notes would have been effectively connected with the conduct by such individual of a trade or business in the United States. If any portion of the interest payable on the notes at the time of the individual's death was contingent interest, then an appropriate portion of the value of the notes would be includible in the estate of a non-U.S. Holder.

Backup Withholding and Information Reporting

     Backup  withholding  of United States  Federal income tax at the applicable backup  withholding  rate may apply to payments  made in respect of the notes to registered  owners  who are not  "exempt  recipients"  and who  fail to  provide certain  identifying  information  (such  as  the  registered  owner's  taxpayer identification  number) in the required manner.  Generally,  individuals are not exempt recipients, whereas corporations and certain other entities generally are exempt  recipients.  Payments made in respect of the notes to a U.S. Holder must be  reported  to the IRS,  unless  the U.S.  Holder  is an exempt  recipient  or
establishes  an  exemption.   Compliance  with  the  identification   procedures
described in the  preceding  section  would  establish an exemption  from backup withholding for those non-U.S. Holders who are not exempt recipients.

     In addition, upon the sale of a note to (or through) a broker, the broker must withhold at the applicable backup withholding rate, unless either the broker determines that the seller is a corporation or other exempt recipient or the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. Holder, certifies that such seller is a non-U.S.
Holder (and certain other conditions are met). Such a sale must also be reported by the broker to the IRS, unless either the broker determines that the seller is an exempt recipient or the seller certifies its non-U.S. status (and certain other conditions are met). Certification of the registered owner's non-U.S.
status would be made normally on an IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence.

     Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against such beneficial owner's United States Federal income tax provided the required information is furnished to the IRS.

                                      S-58

Opinion Regarding Tax Matters

     Prior to the issuance of any notes, Allstate Life will file as an exhibit to a Current Report on Form 8-K an opinion of legal counsel as described above regarding the tax treatment of such notes.



                                      S-59



                              PLAN OF DISTRIBUTION

     The notes of a series  will be offered to or through one or more of Merrill
Lynch, Pierce,  Fenner & Smith Incorporated,  A.G. Edwards & Sons, Inc., Banc of
America  Securities  LLC,  Barclays  Capital  Inc.,  Bear,  Stearns & Co.  Inc.,
Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank
Securities Inc.,  Goldman,  Sachs & Co.,  Greenwich Capital Markets,  Inc., J.P.
Morgan Securities Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated,
UBS Securities LLC and Wachovia Securities LLC (collectively, the "Agents") pursuant to a terms agreement among Global Funding, the issuing trust and each Agent named therein (each, a "terms agreement") and the distribution agreement among Global Funding and the Agents named therein, dated as of February -, 2006
(the "distribution agreement"). Each terms agreement will incorporate by reference the terms of the distribution agreement. The Agents, individually or in a syndicate, may purchase notes, as principal, from a trust for resale to investors and other purchasers at varying prices relating to prevailing market prices at the time of resale as determined by the applicable Agent or, if so specified in the applicable pricing supplement, for resale at a fixed offering price. However, a trust may agree with an Agent for that Agent to utilize its reasonable efforts on an agency basis on its behalf to solicit offers to purchase notes at 100% of the principal amount thereof, unless otherwise specified in the applicable pricing supplement. Unless otherwise specified in the applicable pricing supplement, each trust will pay a commission to an Agent, ranging from .150% to .875% of the principal amount of each note, depending upon its stated maturity, sold through that Agent as its agent. The notes may be sold to United States and foreign institutional and other investors.

     Subject to the terms of the applicable terms agreement and the distribution agreement, concurrently with any offering of a series of notes by a trust as described in this prospectus supplement, other trusts may issue other notes under this program or the Allstate Life(R) CoreNotes(R) program.

     Each trust will use the net  proceeds  received  from the  issuance  of the related series of notes to purchase a funding note from Global  Funding.  Global
Funding will use the net proceeds received from the sale of such funding note to purchase one or more funding  agreements issued by Allstate Life. Global Funding will immediately  assign absolutely to, and deposit into, the issuing trust each
such  funding   agreement  and  the  related  funding  note  will  be  cancelled immediately  upon the  assignment  and deposit by Global Funding of such funding agreement(s) to and into the issuing trust.

     Unless otherwise specified in the applicable pricing supplement, any note sold to an Agent as principal will be purchased by that Agent at a price equal to 100% of the principal amount thereof less a percentage of the principal amount equal to the commission applicable to an agency sale of a note of identical maturity. An Agent may sell notes it has purchased from a trust as principal to certain dealers less a concession equal to all or any portion of the discount received in connection with that purchase. An Agent may allow, and dealers may reallow, a discount to certain other dealers. After the initial offering of notes, the offering price, the concession and the reallowance may be changed.

     The offer made hereby may be modified without notice, and each trust may reject offers in whole or in part (whether placed directly by the issuing trust or through an Agent). Each Agent will have the right, in its discretion reasonably exercised, to reject in whole or in part any offer to purchase notes received by it on an agency basis.

     Unless otherwise specified in the applicable pricing supplement, you will be required to pay the purchase price of your notes in immediately available funds in the specified currency in The City of New York on the date of settlement.

     Upon issuance, the notes of a series will not have an established trading market. There can be no assurance that a trading market for your notes will ever develop or be maintained if developed. Unless otherwise specified in the applicable pricing supplement, the notes will not be listed on any securities exchange. The Agents may from time to time purchase and sell notes in the secondary market, but the Agents are not obligated to do so, and there can be no assurance that a secondary market for the notes will develop or that there will be liquidity in the secondary market if one develops. From time to time, the Agents may make a market in the notes, but the Agents are not obligated to do so and may discontinue any market-making activity at any time.

     In connection with an offering of notes purchased by one or more Agents as principal on a fixed offering price basis, the applicable Agents will be permitted to engage in certain transactions that stabilize the price of notes.
These transactions may consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of notes. If those Agents create a short position in notes (i.e., if they sell notes in an amount exceeding the amount specified in the applicable pricing supplement), they may reduce that short position by purchasing notes in the open market. In general, purchases of notes for the purpose of stabilization or to reduce a short position could cause the price of notes to be higher than it might be in the absence of these type of purchases.

                                      S-60

     Neither Global Funding and the trusts nor any Agent make any representation or prediction as to the direction or magnitude of any effect that the transactions described in the immediately preceding paragraph may have on the price of notes. In addition, neither Global Funding and the trusts nor any Agent make any representation that the Agents will engage in any such transactions or that such transactions, once commenced, will not be discontinued without notice.

     The   Agents   participating   in  the   distribution   of  notes  will  be
"underwriters,"  with  respect to the notes  being  distributed  by them and the funding  agreements  being purchased by the issuing trust,  and any discounts or commissions  received by them on the sale or resale of notes may be deemed to be underwriting  discounts and commissions under the Securities Act. The Agents may be entitled  under  agreements  entered  into with a trust,  Global  Funding and
Allstate Life to indemnification  against certain civil  liabilities,  including liabilities  under the  Securities  Act,  or to  contribution  with  respect  to payments that the Agents may be required to make in respect of such liabilities.

     Global Funding is a statutory issuer of the notes and the funding notes under the Securities Act, and Allstate Life is the issuer of the funding agreements under the Securities Act. In addition, under the Securities Act, each trust is a statutory underwriter of each funding agreement and each funding note purchased with the proceeds from the issuance of such trust's notes.

     J.P.  Morgan Trust Company,  National  Association is affiliated  with J.P.
Morgan  Securities Inc., which is an Agent.  With respect to any series of notes as to which  one or more  affiliates  of J.P.  Morgan  Trust  Company,  National
Association  will serve as an Agent, the relevant trust will appoint an eligible
entity  other  than  J.P.  Morgan  Trust  Company,   National   Association  and
unaffiliated  with any other Agent  participating in the offering of such series of Notes to serve as indenture trustee.

     In the ordinary course of its business, the Agents and their affiliates have engaged, and may in the future engage, in investment and commercial banking transactions with Allstate Life and certain of its affiliates.


                                      S-61

                                                                    ANNEX A


                           FORM OF PRICING SUPPLEMENT


                        Filed pursuant to Rule 424(b)[ ]
                      Registration Statement No. 333-129157
                      Pricing Supplement No. [ ] Dated [ ]
                          (To Prospectus dated [ ], and
                        Prospectus Supplement dated [ ])
                                   CUSIP: [ ]


                          Allstate Life Global Funding
                            Secured Medium Term Notes
                                 Issued Through
                     Allstate Life Global Funding Trust [ ]

         The description in this pricing supplement of the particular terms of the Secured Medium Term Notes offered hereby (the "Notes"), the Funding
Agreement(s) (specified below) issued by Allstate Life Insurance Company
("Allstate Life") and deposited into Allstate Life Global Funding Trust [ ] (the
"Trust") by Allstate Life Global Funding ("Global Funding") and the Funding Note
(specified below) issued by Global Funding to the Trust supplements the description of the general terms and provisions of the notes, the funding agreements and the funding notes set forth in the accompanying prospectus and prospectus supplement, to which reference is hereby made.

         The Notes represent the obligation of the Trust and constitute asset-backed securities within the meaning of Regulation AB under the Securities
Act of 1933, as amended.


                                                       THE NOTES

Principal Amount:  [     ]                                   Agent(s) Discount:  [          ]

Issue Price:  [        ]                                     Original Issue Date:  [         ]

Net Proceeds to the Trust:  [       ]                        Stated Maturity Date:  [        ]

Specified Currency:  [          ]

Interest Payment Dates:  [         ]                         Depositary: [The Depository Trust Company]

Initial Interest Payment Date:  [        ]

Regular Record Date:                                         [15 calendar days prior to the Interest Payment Date]

Fiscal Year of Trust (not applicable unless different than as specified in the prospectus and prospectus supplement): [ ]

Type of Interest Rate:                                       [[ ] Fixed Rate] [[ ] Floating Rate]

Fixed Rate Notes:                                            [[ ] Yes]  [[ ] No].  If, Yes,

Interest Rate:                                               [           ]



Floating Rate Notes:                                         [[ ] Yes]  [[ ] No].  If, Yes,
Regular Floating Rate Notes:                                 [[ ] Yes]  [[ ] No].  If, Yes,
         Interest Rate:                                      [                    ]
         Interest Rate Basis(es):                            [                    ]

Inverse Floating Rate Notes:                                 [[ ] Yes]  [[ ] No].  If, Yes,
         Fixed Interest Rate:                                [                    ]
         Floating Interest Rate:                             [                    ]
         Interest Rate Basis(es):                            [                    ]

Floating Rate/Fixed Rate Notes:                              [[ ] Yes]  [[ ] No].  If, Yes,
         Floating Interest Rate:                             [                    ]
         Interest Rate Basis(es):                            [                    ]
         Fixed Interest Rate:                                [                    ]
         Fixed Rate Commencement Date:                       [                    ]

Initial Interest Rate, if any:                               [                    ]

Initial Interest Reset Date:                                 [                    ]

Interest Rate Basis(es). Check all that apply:
         [  ] CD Rate                                        [  ] Federal Funds Rate
         [  ] CMT Rate                                       [  ] LIBOR
         [  ] Commercial Paper Rate                          [  ] EURIBOR
         [  ] Constant Maturity Swap Rate                    [  ] Prime Rate
         [  ] Eleventh District Cost of Funds Rate           [  ] Treasury Rate
         [  ] Federal Fund Open Rate

[If LIBOR:]

LIBOR Page:                                                  [                    ]

[ ] LIBOR Moneyline Telerate:                                [ ] LIBOR Reuters:

LIBOR Currency:                                              [                    ]

[If CMT Rate:]

Designated CMT Moneyline Telerate Page:                      [                    ]

[If CMT Moneyline Telerate Page 7052:]                       [[ ] Weekly Average]
                                                             [[ ] Monthly Average]

Designated CMT Maturity Index:                               [                    ]

Index Maturity:                                              [                    ]

Spread (+/-):                                                [                    ]

Spread Multiplier:                                           [                    ]

Interest Reset Date(s):                                      [                    ]

Interest Determination Date(s):                              [                    ]

Maximum Interest Rate, if any:                               [                    ]


                                      A-2

Minimum Interest Rate, if any:                               [                    ]

Calculation Agent, if any:                                   [J.P. Morgan Trust Company, National Association]

Exchange Rate Agent, if any:                                 [                    ]

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement): [ ]

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement): [ ]

Amortizing Notes:                                            [[ ] Yes]  [[ ] No].  If, Yes,
         Amortizing Schedule:                                [                    ]
         Additional/Other Terms:                             [                    ]

Discount Notes:                                              [[ ] Yes]  [[ ] No].  If, Yes,
         Total Amount of Discount:                           [                    ]
         Initial Accrual Period of Discount:                 [                    ]
         Additional/Other Terms:                             [                    ]

Redemption Provisions:                                       [[ ] Yes]  [[ ] No].  If, Yes,
         Initial Redemption Date:                            [                    ]
         Initial Redemption Percentage:                      [                    ]
         Annual Redemption Percentage Reduction (if  any):
                                                             [                    ]
         Redemption:                                         [[ ] In whole only and not in part]
                                                             [[ ] May be in whole or in part]
         Additional/Other Terms:                             [                    ]

Repayment:                                                   [[ ] Yes]  [[ ] No].  If, Yes,
         Repayment Date(s):                                  [                    ]
         Repayment Price:                                    [                    ]
         Repayment:                                          [[ ] In whole only and not in part]
                                                             [[ ] May be in whole or in part]
         Additional/Other Terms:                             [                    ]

Sinking Fund (not applicable unless specified): [ ]

Additional Amounts to be Paid for Withholding Tax (not applicable unless specified):

Securities Exchange Listing:                                 [[ ] Yes]  [[ ] No].  If Yes, Name of Exchange:

Authorized Denominations:                                    [$1,000]

Ratings:

The Notes issued under the Program are rated "AA" by Standard & Poor's, a division of The Mc-Graw Hill Companies, Inc.
("S&P").  It is anticipated that Moody's Investors Service, Inc. ("Moody's") will rate the Notes "Aa2" on the Original
Issue Date.

Agent(s) Purchasing Notes as Principal: [[ ] Yes] [[ ] No]. If Yes,

Agent(s)                                Principal Amount
[        ]                                 [        ]
Total:                                     [        ]

                                      A-3

Agent(s) Acting as Agent:               [[ ] Yes] [[ ] No]. If Yes,

Agent(s)                                Principal Amount
[        ]                                 [        ]
Total:                                     [        ]

Additional/Other Terms:                    [        ]

Special Tax Considerations:                [        ]

                                                THE FUNDING AGREEMENT(S)

Funding Agreement Issuer:                                             Allstate Life Insurance Company

Funding Agreement No.:                                                [                    ]

Deposit Amount:                                                       [                    ]

Issue Price:                                                          [                    ]

Net Deposit Amount:                                                   [                    ]

Effective Date:                                                       [                    ]

Specified Currency:                                                   [                    ]

Interest Payment Dates:                                               [                    ]

Initial Interest Payment Date:                                        [                    ]

Type of Interest Rate:                                                [[ ] Fixed Rate]  [[ ] Floating Rate]

Fixed Rate Funding Agreement:                                         [[ ] Yes]  [[ ] No].  If Yes,

Interest Rate:                                                        [                    ]

Floating Rate Funding Agreement:                                      [[ ] Yes]  [[ ] No].  If Yes,

Floating Rate Funding Agreement:                                      [[ ] Yes]  [[ ] No].  If Yes,
         Interest Rate:                                               [                    ]
         Interest Rate Basis(es):                                     [                    ]

Inverse Floating Rate Funding Agreement:                              [[ ] Yes]  [[ ] No].  If Yes,
         Fixed Interest Rate:                                         [                    ]
         Floating Interest Rate:                                      [                    ]
         Interest Rate Basis(es):                                     [                    ]

Floating Rate/Fixed Rate Funding Agreement:                           [[ ] Yes]  [[ ] No].  If Yes,
         Floating Interest Rate:                                      [                    ]
         Interest Rate Basis(es):                                     [                    ]
         Fixed Interest Rate:                                         [                    ]
         Fixed Rate Commencement Date:                                [                    ]

Initial Interest Rate, if any:                                        [                    ]


                                      A-4

Initial Interest Reset Date:                                          [                    ]

Interest Rate Basis(es).  Check all that apply:
         [  ]  CD Rate
         [  ]  CMT Rate                                               [  ]  Commercial Paper Rate
         [  ]  Constant Maturity Swap Rate                            [  ]  Eleventh District Cost of Funds Rate
         [  ]  LIBOR                                                  [  ]  Federal Funds Open Rate
         [  ]  EURIBOR                                                [  ]  Federal Funds Rate
         [  ]  Prime Rate                                             [  ]  Treasury Rate
[If LIBOR:]

LIBOR Page:                                                           [                    ]

[  ]  LIBOR Moneyline Telerate:                                       [  ]  LIBOR Reuters:

LIBOR Currency:                                                       [                    ]

[If CMT Rate:]

Designated CMT Moneyline Telerate Page:                               [                    ]

                                                                      [[  ]  Weekly Average]
[If CMT Moneyline Telerate Page 7052:]                                [[  ]  Monthly Average]

Designated CMT Maturity Index:                                        [                    ]

Index Maturity:                                                       [                    ]

Spread (+/-):                                                         [                    ]

Spread Multiplier:                                                    [                    ]

Interest Reset Date(s):                                               [                    ]

Interest Determination Date(s):                                       [                    ]

Maximum Interest Rate, if any:                                        [                    ]

Minimum Interest Rate, if any:                                        [                    ]

Calculation of Interest:                                              [                    ]

Day Count Convention:                                                 [                    ]
Amortizing Funding Agreement:                                         [[  ] Yes]  [[  ] No].  If Yes,
         Amortizing Schedule
         Additional/Other Terms

Additional/Other Terms:                                               [                    ]

                                      A-5

Discount Funding Agreement:                                           [[  ] Yes]  [[  ] No].  If Yes,

Total Amount of Discount:                                             [                    ]
         Initial Accrual Period of Discount:                          [                    ]

         Additional/Other Terms:                                      [                    ]

Redemption Provisions:                                                [[  ] Yes]  [[  ] No]. If Yes,
         Initial Redemption Date:                                     [                    ]
         Initial Redemption Percentage:                               [                    ]
         Annual Redemption Percentage Reduction
         (if any):                                                    [                    ]
         Redemption:                                                  [[  ] In whole only and not in part]
                                                                      [[  ] May be in whole or in part]
         Additional/Other Terms:                                      [                    ]

Repayment:                                                            [[  ] Yes]  [[  ] No].  If Yes,
         Repayment Date(s):                                           [                    ]
         Repayment Price:                                             [                    ]
         Repayment:                                                   [[  ] In whole only and not in part]
                                                                      [[  ] May be in whole or in part]
         Additional/Other Terms:                                      [                    ]

Sinking Fund (not applicable unless specified): [ ]

Additional Amounts to be Paid For Withholding Tax (not applicable
unless specified):                                                    [                    ]

Ratings:

The Funding Agreements issued under the Program are rated AA by S&P. It is anticipated that the Funding Agreement(s) will be rated Aa2 by Moody's on the Original Issue Date.

Additional/Other Terms, if any:                                       [                    ]

Special Tax Considerations:                                           [                    ]


                                                    THE FUNDING NOTE

Funding Note Issuer:                                                  Allstate Life Global Funding

Funding Note No.:                                                     [                    ]

Principal Amount:                                                     [                    ]

The Funding Note will otherwise have payment and other terms substantially similar to the Funding Agreement(s) and the Notes, except that the terms of the Funding Note will provide that it will be cancelled immediately upon the sale of, and deposit into, the Trust by Global Funding of the Funding Agreement(s).



                                      A-6





===============================================================================


                                 $5,000,000,000

                          Allstate Life Global Funding
                                    Depositor

                            Secured Medium Term Notes

           Due Between Nine Months and 30 Years From the Date of Issue
                                 Issued Through

                       Allstate Life Global Funding Trusts

                                   Secured by

                          Funding Agreements Issued by
                         Allstate Life Insurance Company
                                     Sponsor


                                ------------------

                              PROSPECTUS SUPPLEMENT

                                ------------------




                               Merrill Lynch & Co.
                            A.G. Edwards & Sons, Inc.
                         Banc of America Securities LLC
                                Barclays Capital
                            Bear, Stearns & Co. Inc.
                                    Citigroup
                                  Credit Suisse
                            Deutsche Bank Securities
                              Goldman, Sachs & Co.
                                    JPMorgan
                                 Lehman Brothers
                                 Morgan Stanley
                              RBS Greenwich Capital
                               UBS Investment Bank
                               Wachovia Securities


                                     -, 2006

===============================================================================



                              Subject to Completion
            Preliminary Prospectus Supplement dated February -, 2006

PROSPECTUS SUPPLEMENT
(To prospectus dated February -, 2006)

                                 $5,000,000,000

                          Allstate Life Global Funding
                                    Depositor

                          Allstate Life(R) CoreNotes(R)

           Due Between Nine Months and 30 Years From the Date of Issue
               Issued Through Allstate Life Global Funding Trusts

                                   Secured by

                          Funding Agreements Issued by
                         Allstate Life Insurance Company
                                     Sponsor
                                 ------------------

     Allstate Life Global Funding (the "depositor" or "Global Funding") is a statutory trust formed under the laws of the State of Delaware. Its primary purpose is to facilitate the programs for the issuance of one or more series of secured medium term notes, including the Allstate Life(R) CoreNotes(R) (the
"notes"). Each series of notes will be issued by a newly created separate and distinct Delaware statutory trust (each, a "trust"). The notes of each series will be secured by one or more funding agreements (each, a "funding agreement") issued by Allstate Life Insurance Company ("Allstate Life") and assigned absolutely to, and deposited into, the issuing trust by Global Funding. Global
Funding will be the sole beneficial owner of each trust that is formed and the depositor of the funding agreements into the issuing trusts. In connection with each offering of notes, Allstate Life Global Funding will issue the applicable funding note (each, a "funding note") as more fully described herein. Allstate
Life is the sponsor of the programs.

     The notes of each series will represent the obligations of the issuing trust and will constitute "asset-backed securities" within the meaning of Regulation AB under the Securities Act of 1933, as amended.

     The specific terms of each series of notes, and the related funding note and funding agreement(s), will be set forth in a separate prospectus supplement to this prospectus supplement and the accompanying prospectus (a "pricing supplement"), which will be prepared in connection with the issuance of such series of notes, including the information related to the interest rate or specified rate of return thereof, the distribution frequency and the first expected distribution date. The form of pricing supplement, which includes bracketed alternatives that may form part of the structure of an offering of notes pursuant to the program described in this prospectus supplement and the accompanying prospectus, is included in this prospectus supplement as Annex B.
You should read this prospectus supplement, the accompanying prospectus and the applicable pricing supplement carefully before you invest.

     The notes of each series:

     o    will be issued in only one class;

     o will represent the unconditional, direct, non-recourse, secured and unsubordinated obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust, Global
          Funding, Allstate Life or any of their respective affiliates;

     o will have a stated maturity of nine months to 30 years from the date of issue;

     o will have redemption and/or repayment provisions, if applicable, whether mandatory or at the option of the issuing trust or the holders of such notes;

     o    will provide for payments in U.S. dollars;

     o will, unless otherwise specified in the applicable pricing supplement, have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof;

     o    will be in book-entry form;

     o will bear interest at fixed or floating rates; unless otherwise specified in the applicable pricing supplement, each trust will pay interest on the relevant series of notes on a monthly, quarterly, semiannual or annual basis;

     o will be secured by the right, title and interest of the issuing trust in and to (1) the funding agreement(s) held by that trust, (2) all proceeds of such funding agreement(s) and (3) all books and records pertaining to such funding agreement(s); and

     o    may be sold in the United States to retail and other investors.

     The funding note and funding agreement(s) issued in connection with the offering of a series of notes will represent the respective obligations of Global Funding and Allstate Life only and will not represent the obligations of or the interest in any person other than the respective issuing entity.

     Each class of securities offered may have an aggregate principal amount of up to $5,000,000,000.

     Investing in these securities involves risks that are described in the "Risk Factors" section beginning on page S-[ ].

                                ------------------

     Neither the Securities and Exchange Commission, any state securities commission nor any state insurance commission has approved or disapproved of these securities or determined if this prospectus supplement, the accompanying prospectus or any pricing supplement is truthful or complete. Any representation to the contrary is a criminal offense.

                                ------------------
                               Merrill Lynch & Co.
                                ------------------

               The date of this prospectus supplement is -, 2006.

"Allstate Life(R)" is a registered service mark of Allstate Insurance Company.

"CoreNotes(R)" is a registered service mark of Merrill Lynch & Co., Inc.





                                TABLE OF CONTENTS

                                                                                                                       Page

                              Prospectus Supplement

Forward-Looking Statements..............................................................................................S-1
About this Prospectus Supplement and the Pricing Supplements............................................................S-2
Summary.................................................................................................................S-3
Risk Factors...........................................................................................................S-12
Allstate Life Global Funding Trusts....................................................................................S-18
Allstate Life Global Funding...........................................................................................S-18
Allstate Life Insurance Company........................................................................................S-19
Description of the Notes...............................................................................................S-20
Description of the Funding Agreements..................................................................................S-42
United States Federal Income Tax Considerations........................................................................S-43
Plan of Distribution...................................................................................................S-50
Annex A:  Survivor Option Repayment Election Form......................................................................A-1
Annex B:  Form of Pricing Supplement...................................................................................B-1

                                   Prospectus

Forward-Looking Statements................................................................................................1
About this Prospectus.....................................................................................................2
Available Information.....................................................................................................3
Incorporation of Documents by Reference...................................................................................3
Description of Allstate Life Global Funding and the Trusts................................................................5
Description of Allstate Life Insurance Company...........................................................................16
Computation of Ratio of Earnings to Fixed Charges........................................................................17
Use of Proceeds..........................................................................................................17
Description of the Notes.................................................................................................18
Description of the Indentures............................................................................................19
Description of the Funding Notes.........................................................................................30
Description of the Funding Agreements....................................................................................31
Description of the Support and Expenses Agreements.......................................................................37
Description of the Administrative Services Agreements....................................................................38
ERISA Considerations.....................................................................................................39
Plan of Distribution.....................................................................................................42
Legal Opinions...........................................................................................................43
Experts..................................................................................................................43

                                ------------------

     Each trust may sell its notes to the Purchasing  Agent referred to below as principal  for resale at a fixed  offering  price  specified  in the  applicable pricing  supplement or at varying prices.  Each trust may also explicitly  agree with the Purchasing  Agent that it will use its  reasonable  efforts as agent on behalf  of the  issuing  trust  to  solicit  offers  to  purchase  notes  of the applicable  series  from that  trust at 100% of the  principal  amount  thereof,
unless  otherwise  specified  in  the  applicable  pricing  supplement.   Unless
otherwise specified in the applicable pricing  supplement,  any note sold to the
Purchasing  Agent as principal  will be purchased by the  Purchasing  Agent at a price equal to 100% of the  principal  amount  thereof less a percentage  of the principal amount equal to the commission  applicable to an agency sale of a note of identical  maturity.  Unless  otherwise  specified in the applicable  pricing supplement,  each trust will pay a commission to the Purchasing  Agent,  ranging from .125% to 2.50% of the principal amount of each applicable  note,  depending upon its stated maturity,  for each note purchased from the issuing trust by the
Purchasing Agent as its agent.

     You  should  rely only on the  information  contained  or  incorporated  by reference in this prospectus  supplement,  the  accompanying  prospectus and any pricing  supplement.  Neither of the  registrants  nor the Purchasing  Agent has authorized  anyone to provide you with different or additional  information.  If anyone  provides you with  different or additional  information,  you should not rely on it. Neither of the  registrants  nor the  Purchasing  Agent is making an offer  to  sell  notes  in any  jurisdiction  where  the  offer  or  sale is not permitted.  You  should  not  assume  that  the  information  contained  in this prospectus  supplement,  the accompanying  prospectus or the applicable  pricing supplement  is  accurate  as of any date other  than the date of such  document.
Updated   information  will  be  provided  in  the  future  as  explained  under
"Incorporation of Documents by Reference" in the accompanying prospectus.


                           FORWARD-LOOKING STATEMENTS

Allstate Life

     This prospectus supplement, the accompanying prospectus and each applicable pricing supplement may include forward-looking statements of Allstate Life.
These forward-looking statements are not statements of historical fact but rather reflect Allstate Life's current expectations, estimates and predictions about future results and events. These statements may use words such as "will,"
"should," "likely," "target,"  "anticipate,"  "believe,"  "estimate,"  "expect,"
"intend," "predict," "project" and similar expressions as they relate to Allstate Life or its management. When Allstate Life makes forward-looking statements, Allstate Life is basing them on its management's beliefs and assumptions, using information currently available to Allstate Life. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to, risks, uncertainties and assumptions discussed in this prospectus supplement, the accompanying prospectus and in each applicable pricing supplement. Factors that can cause or contribute to these differences include those described under the heading "Risk Factors" in this prospectus supplement. Allstate Life undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, developments or otherwise.

     If one or more of these or other risks or uncertainties materialize,  or if
Allstate Life's underlying assumptions prove to be incorrect, actual results may
vary  materially  from  what  Allstate  Life  projected.   Any   forward-looking
statements  of  Allstate  Life  you  read in  this  prospectus  supplement,  the accompanying  prospectus  or any  pricing  supplement  reflect  Allstate  Life's current  views with respect to future  events and are subject to these and other risks,  uncertainties  and assumptions  relating to Allstate Life's  operations, results of operations, growth strategy and liquidity. All subsequent written and oral  forward-looking  statements  attributable  to Allstate Life or individuals acting on Allstate  Life's behalf are expressly  qualified in their  entirety by this section.  You should  specifically  consider the factors identified in this prospectus supplement,  the accompanying  prospectus and each applicable pricing supplement  which  could  cause  actual  results  to  differ  before  making  an investment decision.

Global Funding and the Trusts

     This prospectus supplement, the accompanying prospectus and each applicable pricing supplement may include forward-looking statements of Global Funding and the trusts. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to, risks, uncertainties and assumptions discussed in this prospectus supplement, the accompanying prospectus and in each applicable pricing supplement. Global Funding does not, and the trusts will not, undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     You should specifically consider the factors identified in this prospectus supplement, the accompanying prospectus and each applicable pricing supplement before making an investment decision. The trusts are not entitled to the safe harbors contained in Section 27A of the Securities Act of 1933, as amended (the
"Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to forward-looking statements of the trusts in this prospectus supplement, the accompanying prospectus and each applicable pricing supplement.


                                      S-1



          ABOUT THIS PROSPECTUS SUPPLEMENT AND THE PRICING SUPPLEMENTS

     This document is a prospectus supplement and supplements a prospectus which is part of a registration statement filed with the Securities and Exchange
Commission  (the  "SEC") by  Allstate  Life Global  Funding  and  Allstate  Life
Insurance Company (the "registrants"). This prospectus supplement provides you with a general description of the notes. The trusts may sell notes in various offerings up to an aggregate initial offering price of $5,000,000,000, less any amount of notes previously issued by the trusts under this program or pursuant to a separate prospectus supplement that relates to the Allstate Life Global
Funding secured medium term note program. References in this prospectus supplement to "notes" are to the Allstate Life(R) CoreNotes(R) offered by this prospectus supplement.

     This prospectus supplement and the information incorporated by reference in it may  update,  supplement  or  clarify  the  information  in the  accompanying prospectus.  You will  also  receive a pricing  supplement  with the  prospectus supplement.  The pricing supplement will contain the specific description of the notes  offered  at the time and the terms on which the notes are  offered.  That pricing  supplement also may add, update,  supplement or clarify  information in this prospectus supplement and the accompanying prospectus. You should carefully
review  such  additional,   updated,   supplemental  or  clarifying  information
contained in the pricing supplement.

     It is important for you to read and consider all of the information contained in this prospectus supplement and the accompanying prospectus, as well as in the applicable pricing supplement relating to the particular offering of notes, in making your decision to invest in notes. You should also read and consider the information in the documents referred to in "Incorporation of Documents by Reference" in the accompanying prospectus.

     In this  prospectus  supplement,  references to the "depositor" and "Global
Funding" are to Allstate Life Global Funding.  References to the "trusts" are to
Allstate Life Global Funding Trusts. References to an "issuing trust" are to a trust with respect to the series of notes issued and sold to the public by that trust. These references are not to Allstate Life Insurance Company. Unless otherwise specified herein or the context otherwise requires, in this prospectus supplement, references to "Allstate Life" are to Allstate Life Insurance
Company. References to "Purchasing Agent" are to Merrill Lynch, Pierce, Fenner &
Smith Incorporated.

     In this prospectus supplement, references to "United States dollars," "U.S.
dollars" or "$" are to lawful currency of the United States of America.



                                      S-2

                                     SUMMARY

     This section summarizes certain of the legal and financial terms of the notes, funding notes and funding agreements that are described in more detail in "Description of the Notes" and "Description of the Funding Agreements" beginning on pages S-[ ] and S-[ ] of this prospectus supplement, "Description of the Funding Notes" beginning on page [ ] of the accompanying prospectus, and other information described elsewhere in this prospectus supplement or in the accompanying prospectus. You should read the more detailed information appearing elsewhere in the accompanying prospectus, this prospectus supplement and the applicable pricing supplement relating to the particular offering of notes.

The Trusts......................   Each series of notes will be issued by a newly created separate and distinct Delaware statutory trust (each, a "trust") formed by Allstate Life Global Funding, as trust beneficial owner, AMACAR Pacific Corp., as administrator (including any successor, the
                                   "administrator"), and Wilmington Trust Company, as Delaware trustee (including any successor, the "Delaware trustee"), pursuant to the filing of a certificate of trust and the execution of a trust agreement. Each trust agreement pursuant to which various trusts may be formed from time to time to issue notes is referred to in this prospectus supplement as a "trust agreement." Allstate Life Global Funding will be the sole beneficial owner of each trust that is formed.

Depositor; Issuer of Funding
  Notes.........................   Allstate Life Global Funding is a registrant as the depositor of the funding agreements into the issuing trusts and the issuer of the funding notes.

Sponsor; Issuer of Funding
   Agreements...................   Allstate Life Insurance Company is the sponsor of the programs and a registrant as the issuer of the funding agreements.

                                   Allstate Life is not affiliated with any trust. None of Allstate Life or any of its officers, directors, subsidiaries or affiliates owns any beneficial interest in any trust nor has any of these persons or entities entered into any agreement with any trust other than in furtherance of the issuance of notes from time to time as contemplated by this prospectus supplement and the accompanying prospectus.

                                   None of Allstate Life or any of its officers, directors, subsidiaries or affiliates is affiliated with Global Funding, the Delaware trustee, the administrator, the indenture trustee or the funding note indenture trustee.
Purposes of Global Funding and
   Trusts.......................   The primary purpose of Global Funding is to facilitate the programs for the issuance of notes, including, in connection with each offering of notes, to issue the applicable funding note. The primary purpose of each trust is to issue the related series of notes to the public, which notes will be issued only on the original issue date of such notes and will be secured by one or more funding agreements issued by Allstate Life, and assigned absolutely to, and deposited into, the issuing trust by Global Funding. Each trust will use the net proceeds received from issuing its series of notes to acquire one or more funding agreements. Each trust will hold the collateral described below pertaining to its series of notes to fund its obligations under that series of notes.
                                   Each trust will pledge and collaterally assign the funding agreement(s) held in that trust to the indenture trustee for the benefit of the holders of that trust's series of notes and any other person for whose benefit the indenture trustee is or will be holding the applicable collateral.

                                   The notes of each series will represent the obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust, Global Funding,
                                   Allstate Life, or any of their respective affiliates. Holders of notes of a series may only look to the funding agreement(s) and any other collateral held in, or pledged and collaterally assigned to the indenture trustee by, the issuing trust for payment on their notes and not to the assets of Allstate  Life or Global Funding, or the assets held in any other trust.

                                      S-3

Delaware Trustee................   Unless otherwise specified in the applicable pricing supplement, Wilmington Trust
                                   Company, a Delaware banking corporation, will be the sole trustee of Global Funding and each trust. In this prospectus supplement and the accompanying prospectus, references to
                                   "Delaware trustee" (i) with respect to any trust are to Wilmington Trust Company (or another entity specified in the applicable trust agreement), as Delaware trustee of such trust (including, in each case, any successor); and (ii) with respect to Global Funding are to Wilmington Trust Company as Delaware trustee of Global Funding (including any successor). The Delaware trustee will not be obligated in any way to make payments under or in respect of any notes, any funding notes or any funding agreements. The Delaware trustee is not affiliated with Allstate Life or the indenture trustee.

Administrator...................   Unless otherwise specified in the applicable pricing supplement, AMACAR Pacific Corp.
                                   will be the administrator of Global Funding and each trust. In this prospectus supplement and the accompanying prospectus, references to the "administrator" (i) with respect to any trust are to AMACAR Pacific Corp. (or another entity specified in the applicable trust agreement), as administrator of such trust (including, in each case, any successor); and (ii) with respect to Global Funding are to AMACAR Pacific Corp. as administrator of Global Funding (including any successor). The administrator will not be obligated in any way to make any payments under or in respect of the notes, any funding notes or any funding agreements. The administrator is not affiliated with Allstate Life or the indenture trustee.

Indenture Trustee...............   Each series of notes will be issued by the issuing trust pursuant to a separate indenture
                                   (each, an "indenture") to be entered into among the issuing trust and J.P. Morgan Trust
                                   Company, National Association, (or another entity specified as indenture trustee in the applicable indenture) in its capacity as indenture trustee (including any successor, the
                                   "indenture trustee").  The indenture trustee will not be affiliated with the trusts, the
                                   Delaware trustee, the administrator, Global Funding or Allstate Life.

Funding Note Indenture
  Trustee.......................   Each funding note will be issued by Global Funding pursuant to a separate funding note indenture (each, a "funding note indenture") to be entered into among Global Funding and the other parties specified therein, including J.P. Morgan Trust Company, National
                                   Association, (or another entity specified as funding note indenture trustee in the applicable funding note indenture) in its capacity as funding note indenture trustee
                                   (including any successor, the "funding note indenture trustee"). The funding note indenture trustee is not affiliated with the  trusts, the Delaware Trustee, the administrator, Global Funding or Allstate Life.

Servicer........................   Unless otherwise provided in the pricing supplement for a series of notes, pursuant to each indenture, J.P. Morgan Trust Company, National Association will perform the functions of the servicer in respect of the programs.

Diagram of Parties..............   Below is a diagram showing the parties involved in the issuance of notes by each trust.




                                                Funding Agreement(s)
                                           Deposit of Funding Agreement(s)
                                       --- into issuing trust. Funding note ---        Security Interest in
                                      |      is simultaneously cancelled.      |        Funding Agreement(s)
                                      |                                        |        (held for the benefit
                        Funding       |                                        |             of holders)
                      Agreement(s)    |                 Funding Note           |
-------------------                 -----------------                   ----------------                  --------------
|Allstate Life    |---------------> |Allstate Life  |------------------>|              | ---------------- |  Indenture |
|Insurance Company|<--------------  |Global Funding |<----------------- | Issuing Trust|                  |   Trustee  |
-------------------  Note Proceeds  -----------------  Note Proceeds    ----------------                  --------------
                                                                          ^          |
                                                                          |          |
                                                                        Note
                                                                      Proceeds     Notes
                                                                          |          |
                                                                          |          v
                                                                        ----------------
                                                                        |              |
                                                                        | Noteholders  |
                                                                        ----------------







                                      S-4


Allstate Life Can Issue Its Own
   Medium Term Notes and Funding
   Agreements Directly to
   Investors....................   Allstate Life is able to issue its own medium term notes directly to investors and does issue funding agreements directly to qualified investors. However, by securing each trust's notes with one or more of Allstate Life's funding agreements, such trust's notes are secured by an asset that would have a higher priority in insolvency than unsecured medium term notes of Allstate Life and, accordingly, may be entitled to receive a higher investment rating than unsecured medium term notes of Allstate Life. In addition, funding agreements are very difficult to transfer and have no active secondary market. By securing each trust's notes with one or more of Allstate Life's funding agreements, investors may be able to avail themselves of many of the benefits of Allstate Life's funding agreements while benefiting from the liquidity afforded by each trust's medium term notes.

Title                              Allstate Life(R) CoreNotes(R)

Purchasing Agent                   Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Allstate Life(R) CoreNotes(R)
  Program......................    This prospectus supplement relates to one or  more series of notes that one or Delaware special purpose statutory trusts that may be  formed from time to time may issue and sell primarily to retail investors under this  Allstate Life(R) CoreNotes(R) program.
                                   Allstate Life(R) CoreNotes(R) will be offered from time to time to the public, with payment of principal of, any premium and interest on,and any other amounts due and owing with respect to, the Allstate Life(R) CoreNotes(R) to be secured by one or more applicable funding agreements issued by Allstate Life and sold to, and deposited into, the issuing trust by Global Funding.

Secured Medium Term Notes
  Program......................    Included in the registration statement, of which this prospectus supplement is a part, is another prospectus supplement relating to  series of notes that may be issued and sold primarily to institutional investors by one or more newly established Delaware statutory trusts under the related secured medium term  notes program. The terms of the secured medium term notes are identical in all material respects to the terms of the notes to be sold under this program, as described in this prospectus supplement, except that the secured medium term notes:

                                   o        may be issued as amortizing notes;

                                   o        may be denominated in one or more foreign currencies;

                                   o        will not contain a survivor's option, permitting optional repayment of notes of a series, subject to certain limitations, prior to maturity, if requested, following the death of the beneficial owner of notes of that series; and

                                   o        may contain a provision  providing for the redemption of the notes if Allstate Life is required to pay additional amounts on the related funding agreements pursuant to the applicable pricing supplement and Allstate Life exercises its right to redeem the funding agreements.

Amount of the Notes.............   Up to $5,000,000,000 of notes less any amount of notes previously issued under this program, the related secured medium term note program or otherwise under the accompanying prospectus.

Flow of Funds...................   All funds deposited with the indenture trustee pursuant to an indenture in respect of notes of a series, except when an event of default has occurred and is continuing under the indenture, shall be held in trust in the applicable collection account and applied by

                                      S-5

                                   the indenture trustee, in accordance with the provisions of the notes of such series and the applicable indenture, to the payment through any paying agent, to the persons entitled thereto, of the principal, premium, if any, interest and additional amounts, if any, for whose payment such money has been deposited with or received by the indenture trustee.  If no event of default with respect to the notes of a series has occurred and is continuing, the following priority of payments shall apply:

                                   o        First:  to the payment of principal, any premium and interest, any additional amounts, and any other amounts then due and owing on the notes of such series, ratably,  without preference or priority
                                            of any kind, according to the aggregate amounts due and payable on such notes;

                                   o        Second:  to the payment of any other obligations then due and owing with respect to such series of notes, ratably, without preference or priority of any kind; and

                                   o        Third:  to the payment of any remaining balance to the issuing trust for distribution by the Delaware Trustee in accordance with the provisions of the applicable trust agreement.

                                   Any funds collected by the indenture trustee  following an event of default, and during the continuance thereof, under the applicable indenture in respect of the notes of a series shall be held in trust in the applicable collection account and be applied in the following order at the date or dates fixed by the indenture trustee and, in case of the distribution of such funds on account of  principal, any premium and interest and any other amounts due and owing, upon  presentation of the global security or certificates representing the notes of such series and the notation thereon of the payment if only partially paid or upon the surrender thereof if fully paid:

                                   o        First: to the payment of costs and expenses, including reasonable compensation to the indenture trustee and each predecessor indenture trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the indenture trustee and each predecessor indenture trustee except as those adjudicated in a court of competent jurisdiction to be  the result of any such indenture trustee's negligence or bad faith, in an aggregate amount of no more than
                                            $250,000 for all series of notes outstanding;

                                   o        Second: to the payment of principal, any premium and interest, any additional amounts and any other amounts then due and owing on the notes of such series, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such notes;

                                   o        Third: to the payment of any other obligations then due and owing with respect to such series of notes, ratably, without preference or priority
                                            of any kind; and

                                   o        Fourth: to the payment of any remaining balance to the issuing trust for distribution by the Delaware Trustee in  accordance with the provisions of the applicable trust agreement.

                                   All funds and other property received by the Delaware trustee on behalf of the issuing trust in respect of the applicable collateral will be deposited into the payment account of such trust and will be distributed by such trust as follows:

                                   o        First: to the indenture trustee for the payment of all amounts then due and unpaid upon the applicable series of notes and any other amounts due and

                                      S-6

                                            payable, in accordance with the applicable indenture; and

                                   o        Second: upon the final redemption of the applicable series of notes and payment of any amounts payable in respect thereof, any remaining funds and other property deposited into the payment account shall be distributed to the Delaware trustee for distribution as provided below.

                                   In connection with the termination of any  trust that is formed and the distribution of all amounts from the applicable payment account in accordance with the priority described above, the Delaware trustee will distribute any amounts received in accordance with the second clause of the immediately  preceding paragraph and any other remaining assets of the trust in the following order of  priority:

                                   o        First:  to pay all expenses and other liabilities owed by the applicable trust;
                                            and

                                   o        Second:  any remaining funds and other property shall be paid to the trust beneficial owner.

Terms of the Notes:
   Status.......................   o        The notes of a series will represent the unconditional, direct, non-recourse and unsubordinated obligations of the issuing trust and will rank equally among themselves.

                                   o        Each series of notes may be accelerated in the payment of  principal and outstanding interest if an event of default under the notes of such series occurs. Upon the occurrence of an event of default, the  indenture trustee on behalf of the holders of notes of such series may only proceed against  the collateral held in the issuing trust.

                                   o        The notes of each series are not intended to be insurance contracts, insurance policies or funding agreements.

                                   o        The notes of each series will represent the obligations of the issuing trust only and will not represent the obligations of, or interest in, any other  trust, Global
                                            Funding, Allstate Life or any of their respective affiliates.

                                   o        The notes are not guaranteed by any person or entity.

                                   o        The notes will not benefit from  any insurance guaranty fund  coverage or any similar protection.

   Interest Rate................   o        Each series of fixed rate notes will bear interest from its date of issue at the rate stated in the applicable pricing supplement until the principal is paid. Each series of floating rate notes will bear interest from the date of issue until the principal is paid at a rate determined by reference to an interest rate or interest rate formula, which may be adjusted by a spread and/or spread multiplier (each as more fully described under
                                            "Description of the Notes"). The pricing supplement for a series of floating rate notes will designate one or more of the following base rates, along with the index maturity for that base rate:

                                            o        the CD Rate,

                                            o        the CMT Rate,

                                      S-7

                                            o        the Commercial Paper Rate,

                                            o        the Constant Maturity Swap Rate

                                            o        the Federal Funds Open Rate

                                            o        the Federal Funds Rate,

                                            o        LIBOR,

                                            o        the Prime Rate, or

                                            o        the Treasury Rate.

                                   o        Interest on each note will be payable either monthly,  quarterly, semiannually or annually on each interest  payment date and at maturity  or, if applicable, earlier redemption or repayment, and  will be computed on the basis of a 360-day year of twelve
                                            30-day months, unless otherwise specified in the pricing supplement.

   Principal....................   o        The principal amount of each note will be payable on its stated maturity date specified in the applicable pricing supplement, unless earlier redeemed or repaid in accordance with its terms.

   Redemption...................   Unless otherwise specified in the applicable pricing supplement:

                                   o        the notes will not be redeemable prior to  maturity; and

                                   o        the notes will not be subject to any sinking fund.

   Maturities...................   o        Each series of notes will mature between nine months and 30 years from its date of original issuance. Each series of notes will have the same maturity date as the related funding agreement(s).

   Survivor's Option............   A series of notes may contain a provision (which is referred to as the "survivor's option") permitting optional repayment of notes of that series prior to maturity, if requested, following the death of the beneficial owner of notes of that series, so long as the notes were held by the beneficial owner or the estate of the beneficial owner for a period beginning at least six months immediately prior to such death. Your notes may not be repaid in this manner unless the pricing supplement for your series of notes provides for the survivor's option. If the pricing supplement for your series of notes provides for the survivor's option, the funding agreement securing your series of notes will contain a provision which will allow the issuing trust to tender the funding agreement in whole or in part to Allstate Life. An issuing trust's ability to tender funding agreements related to its series of notes that contains a survivor's option, however, will be subject to certain limitations set by Allstate Life. As a result, your right to exercise the survivor's option is subject to limits set by Allstate Life with respect to the relevant funding agreement. Allstate Life has the discretionary right to limit the aggregate principal amount of:

                                   o        all funding agreements securing all outstanding series of notes issued under the
                                            Allstate Life(R) CoreNotes(R) program as to which exercises of any put option by any issuing trust shall be accepted by Allstate Life in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the aggregate principal amount of all funding agreements securing all outstanding series of notes issued under the Allstate Life(R) CoreNotes(R) program as of the end of the most recent calendar year or such other greater amount as determined in accordance with the applicable funding agreement and set forth in the

                                      S-8

                                            applicable pricing supplement;

                                   o        the funding agreements securing the notes of a series as to  which exercises of any put option by the applicable trust attributable to notes as to  which the survivor's option has been exercised by the authorized representative of any individual deceased beneficial owner to $250,000 in any calendar year or such other greater amount as determined in accordance with the applicable funding agreement and set forth in the applicable pricing supplement; and

                                   o        the funding agreements securing a series of notes as to which exercises of any put option by the applicable trust attributable to notes as to  which the survivor's option has been exercised shall be accepted in any calendar year to an amount as set forth in the applicable funding agreement and the applicable pricing supplement.

                                   Additional details on the survivor's option  are described in the section titled
                                   "Description of the Notes--Survivor's Option" on page S-[ ].

Currency and Denominations......   Notes will be denominated in U.S. dollars. Unless otherwise specified in the applicable pricing supplement, notes will be issued and sold in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

Listing of Notes................   Unless otherwise specified in the applicable pricing supplement, a series of notes will not be listed on any securities exchange.

Forms of Notes..................   Book-entry through the facilities of The Depository Trust Company ("DTC"), except as otherwise described under "Description of the Notes--Book-Entry Notes."

Collateral......................   The notes of a series will be secured by the right, title and interest of the issuing trust in and to (1) the funding agreement(s) held by that trust, (2) all proceeds of such funding agreement(s) and (3) all books and records pertaining to such funding agreement(s). In this prospectus supplement, references to "other collateral" are to items (2) and (3) above.

Funding Agreements..............   The funding agreements are unsecured obligations of Allstate Life, an Illinois stock life insurance company. In the event of insolvency of an Illinois insurance company, claims against the insurer's estate are prioritized pursuant to Section 5/205 of the Illinois
                                   Insurance Code. Under Section 5/205(1)(d) of the Illinois Insurance Code, claims by
                                   "policyholders, beneficiaries, and insureds, under insurance policies, annuity contracts, and funding agreements" receive payment prior to any distribution to general creditors not falling within any other priority class under the Illinois Insurance Code.

                                   The registrants believe that in a properly prepared and presented case in a delinquency proceeding under Article XIII of the Illinois Insurance Code, 215 ILCS Section 5/187 et
                                   seq. (the "Illinois Liquidation Act"), the timely and properly filed claims of an owner under the funding agreement (with the possible exception of claims for Additional
                                   Amounts, as discussed below) would be entitled to distribution pari passu with claims made by other policyholders, beneficiaries, and insureds under other insurance policies, insurance contracts, annuities and funding agreements issued by Allstate Life, and the claims of the Illinois Life and Health Insurance Guaranty Association, and any similar organization in another state, in accordance with Section 5/205(1)(d) of the Illinois
                                   Liquidation Act, and an owner's claims under the funding agreement should not be recharacterized as other than the claims of a policyholder, beneficiary, or insured under an insurance policy, insurance contract, annuity or funding agreement.

                                   The obligations of Allstate Life under any funding agreement will not be guaranteed by any person or entity.


                                      S-9

                                   If a funding agreement so provides, Allstate  Life may be required to pay Additional
                                   Amounts (as such term is defined therein) to  the indenture trustee as collateral assignee of the funding agreement. For a discussion regarding payment of Additional Amounts, see
                                   "Description of the Notes--Withholding Tax; No Payment of Additional Amounts." Although
                                   such payments could be viewed as a claim under the funding agreements within the meaning of Section 5/205(1)(d), they may also be argued to be a separate payment obligation. Therefore, while in a proceeding before a court of competent jurisdiction the court might find that a claim for an  Additional Amount constitutes a claim under a funding agreement, it also might find that such a claim is not a claim entitled to the priority afforded by Section 5/205(1)(d). If a claim for an Additional Amount does not constitute a claim entitled to the priority afforded by Section 5/205(1)(d), then in a properly prepared and presented case any claim for an Additional Amount would be entitled to the same priority as claims of general creditors of Allstate Life under
                                   Section 5/205(1)(g).

                                   With respect to the issuance of any series of the notes, the  aggregate amount of Allstate Life's liabilities that would rank pari passu with each funding agreement securing such series of notes is disclosed in the financial statements of Allstate Life contained in
                                   Allstate Life's most recent Annual Report on  Form 10-K or Quarterly Report on Form 10-Q
                                   filed with the SEC, in each case as of the date of such financial statements. This amount appears in the Consolidated Statements of Financial Position as a liability under the line item entitled "Contractholder funds."

Terms of the Funding Notes......   Each trust will use the net proceeds received from the issuance of the related series of notes to purchase a funding note in definitive form (each, a "funding note") from Global
                                   Funding.  Each funding note will have a principal amount equal to the principal amount of the related series of notes. Each funding note will otherwise have payment and other terms substantially similar to the related series of notes, except that each funding note will contain a provision that makes it immediately cancelable upon the assignment and deposit by Global Funding of the related funding agreement(s) to the related issuing trust.  Such cancellation shall operate as a redemption and satisfaction of such funding note.
Terms of the Funding
  Agreements....................   Global Funding will use the net proceeds received from the sale of the related funding note to purchase one or more funding agreements issued by Allstate Life. Global
                                   Funding will immediately pledge and collaterally assign each such funding agreement to the funding note indenture  trustee and immediately thereafter assign absolutely to, and deposit into, the issuing  trust each such funding agreement. The funding agreement(s) will have a principal amount equal to the principal amount of the related series of notes. The funding agreement(s) will otherwise have payment and other terms substantially similar to the  related series of notes.

Withholding Tax.................   All amounts due in respect of the notes of a series will be made without any applicable withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority, unless such withholding or deduction is required by law. Unless otherwise specified in the applicable pricing supplement, neither the notes of the applicable series nor the related funding note or funding agreement(s)
                                   will provide for the payment of additional amounts relating to any required withholding or deduction imposed or levied on payments in respect of a series of notes or the related funding note or funding agreement(s). As a result, unless otherwise specified in the applicable pricing supplement, the risk of any such withholding or deduction, whether or not as a result of a change in law or otherwise, will be borne by the holders of such series of notes.

Ratings.........................   Unless otherwise indicated in the applicable pricing supplement, it is expected that each series of notes, and the related funding note and the funding agreement(s) securing such series of notes will have an issue credit rating of "AA" from Standard & Poor's Ratings
                                   Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's").  It is
                                   expected that the program will be rated "Aa2" by Moody's Investors Service, Inc.

                                      S-10

                                   ("Moody's") and "AA" by Standard & Poor's.

                                   If Moody's or Standard & Poor's changes the program rating, the new program rating will be specified in the applicable pricing supplement. Notes of a series will be issued under the program only in the event that, at the time of issuance of such series of notes, at least one nationally recognized rating agency would assign an investment grade rating to such series of notes, the related funding note and the funding agreement(s) securing such series of notes.

Fees and Expenses...............   Allstate Life and Global Funding entered into an amended and restated support and expenses agreement dated as of February -, 2006 (the "depositor support agreement").
                                   Pursuant to the depositor support agreement, Allstate Life agreed, among other things, to pay certain costs and expenses relating to the offering, sale and issuance of each funding note and certain costs, expenses and taxes of Global Funding. Pursuant to the depositor trust agreement, Allstate Life also agreed to indemnify each service provider of Global Funding, as well as Global Funding, with respect to certain matters.

                                   In connection with the issuance of a series of notes, Allstate Life and the issuing trust will enter into a support and expenses agreement (each, a "support agreement"). Under each support agreement, Allstate Life will agree to pay certain costs and expenses relating to the offering, sale and issuance of the applicable series of notes and certain costs, expenses and taxes of the issuing trust. Pursuant to each support agreement,
                                   Allstate Life will also agree to indemnify each service provider of the issuing trust, as well as the issuing trust, with respect to certain matters.

                                   It is anticipated that the indenture trustee fees for this program will be approximately
                                   $- annually.

Governing Law...................   The notes, each indenture, each funding note and each funding note indenture will be governed by, and construed in accordance with, the laws of the State of New York. The depositor trust agreement is, and each trust agreement will be, governed by, and construed in accordance with, the laws of the State of Delaware. The funding agreements will be governed by the laws of the State of Illinois.

United States Federal Income
  Tax Considerations............   Special tax counsel to Global Funding will render its opinion that under current law and based on certain facts and assumptions contained in such opinion, for United States
                                   Federal income tax purposes, Global Funding and each trust will be ignored and that the notes will be classified as indebtedness of Allstate Life. Each holder and beneficial owner of the notes, by purchase of the notes, agrees to such treatment. Accordingly, holders of the notes generally will have the same United States federal income tax consequences from the purchase of the notes as they would had they purchased a debt obligation issued directly by Allstate Life. Prospective purchasers of the notes must carefully consider the tax consequences of the ownership and disposition the notes set forth under "United States Federal Income Tax Considerations."



                                      S-11

                                  RISK FACTORS

     Your investment in the notes includes risks. In consultation with your own financial and legal advisers, you should carefully consider, among other matters, the following discussion of risks before deciding whether an investment in the notes is suitable for you. The notes are not an appropriate investment for you if you do not understand their significant components and/or financial matters. You should also consult the discussion of risk factors set forth in Allstate Life's most recent Annual Report on Form 10-K, which is incorporated into this prospectus supplement and the accompanying prospectus by reference.

Risk Factors Relating to the Depositor and the Trusts

Each trust will have limited resources and therefore its ability to make timely payments with respect to its series of notes will depend upon Allstate Life making payments under the relevant funding agreement

     The ability of a trust to make timely payments with respect to the related series of notes is principally dependent upon Allstate Life making the related payments under each relevant funding agreement. Each trust is a special purpose statutory trust formed for the purpose of the issuance of the related series of notes. The obligations under a series of notes will be secured by and payable solely from the collateral held in the issuing trust. No holder of a series of notes will have any right to receive payments from the collateral related to any other series of notes.

The notes of a series will represent the obligations only of the issuing trust only and will not represent the obligations of, or be guaranteed by, Allstate
Life or any of its affiliates

     The notes will not  represent  the  obligations  of Allstate  Life,  Global
Funding or any other person or entity other than the issuing trust. The notes will not be guaranteed by any person or entity. Except pursuant to the terms of the funding agreement(s) included in the collateral for each series of notes, none of these entities nor any agent, trustee or beneficial owner of Global
Funding or the trusts, in respect of any trust, is under any obligation to provide funds or capital to Global Funding or the trusts or with respect to any series of notes issued by the trusts. The net worth of Global Funding on the date hereof is approximately $1,000 and is not expected to increase materially.
The net worth of each trust is expected to be minimal.

Global Funding is and the trusts will be special purpose entities and, as of the date of issue of any series of notes, the issuing trust will have, no prior operating history

     Global Funding is and the trusts will be special purpose statutory trusts organized under the laws of the State of Delaware. Global Funding exists for the primary purpose of facilitating the programs for the issuance of notes. Each trust will exist for the exclusive purposes of: issuing and selling one series of notes to investors; using the net proceeds from the sale of series of notes to acquire the related collateral, including one or more funding agreements; and engaging in other activities necessary or incidental thereto. As of the date of issue of any series of notes, the issuing trust will have, no prior operating history.

Risk Factors Relating to the Notes

The notes of a series represent non-recourse obligations of the issuing trust

     The obligations under the notes of a series represent non-recourse obligations payable solely from the applicable collateral constituting the assets of the issuing trust. If any event of default shall occur under any series of the notes, the rights of the holders of the notes of such series and the indenture trustee, on behalf of such holders, will be limited to a proceeding against the applicable collateral. None of such holders or the indenture trustee will have the right to proceed against the collateral related to any other series of notes, Global Funding, any other trust or any of Allstate
Life, its officers, directors, affiliates, employees or agents or any of the trustees, beneficial owners or agents, or any of their respective officers, directors, affiliates, employees or agents in the case of any judgment in which there is deficiency remaining after foreclosure of any property included in such collateral. If an event of default shall have occurred under a series of notes, the indenture trustee will be entitled to have its fees and expenses paid solely from the collateral of such series of notes before holders of the notes of such series receive payment of the amounts then due and owing with respect to their notes; provided, that such priority of the indenture trustee over the holders of the notes of a series will be limited to an aggregate amount of no more than $250,000 for all series of notes. All claims of the holders of a series of notes in excess of amounts received from the related collateral will be extinguished.
In the absence of an event of default under a funding agreement, the occurrence of an event of default under the related series of notes will not give rise to any right to accelerate such applicable funding agreement. In that event, it is possible that the obligations under the applicable series of notes may be accelerated while the obligations of Allstate Life

                                      S-12

under the applicable funding agreement(s) would not be similarly accelerated. If this occurs, the indenture trustee may have no or limited ability to proceed against the applicable funding agreement(s) and the related collateral and holders of the notes may not be paid in full, or in a timely manner upon such acceleration. See "Description of the Indentures--Events of Default" in the accompanying prospectus.

Allstate Life will be the sole obligor under the funding agreements

     Since Allstate Life will be the sole obligor under the funding agreements, the ability of a trust to meet its obligations, and your ability to receive payments from such trust, with respect to a particular series of notes, will be principally dependent upon Allstate Life's ability to perform its obligations under each applicable funding agreement held by the issuing trust. Despite this, you will have no direct contractual rights against Allstate Life under any such funding agreement. Pursuant to the terms of each funding agreement, recourse rights to Allstate Life will belong to the issuing trust, its successors and permitted assignees. In connection with the offering and sale of a series of notes, the issuing trust will pledge, collaterally assign and grant a security interest in the collateral for such series of notes to the indenture trustee on behalf of the holders of the applicable series of notes and the other persons identified in the relevant indenture. Recourse to Allstate Life under each such funding agreement will be enforceable only by the indenture trustee as a secured party for the benefit of holders of such series of notes and any other person for whose benefit the indenture trustee is or will be holding the collateral.
Accordingly, if Allstate Life fails to perform its obligations under the applicable funding agreement(s), your ability to receive payments from the issuing trust would be materially and adversely affected.

     Nonetheless, since Allstate Life is a registrant, purchasers of notes may be able to proceed directly against Allstate Life to enforce their rights under the Federal securities laws and their rights under the Federal securities laws will be no different than if they purchased the underlying funding agreements directly from Allstate Life.

The notes could be deemed to be participations in the funding agreements or could otherwise be deemed to be contracts of insurance and holders of the notes could be found to be acting as insurance agents or brokers

     The laws and regulations of each state of the United States and the District of Columbia (the "covered jurisdictions") contain broad definitions of the activities that may constitute the conduct of the business of insurance in such jurisdictions. Because the primary asset of each trust will be one or more funding agreements issued by Allstate Life, which will be sold to, and deposited into, the issuing trust by Global Funding, it is possible that a trust's issuance of notes, Global Funding's issuance of the related funding note or the performance of the issuing trust's obligations under the notes, including the payment or prepayment of amounts due under the notes, or the purchase, resale or assignment of the notes by any investor or any person who acquires the notes directly or indirectly from such investor;

     o could be characterized by one or more covered jurisdictions as the conduct of the business of insurance by Global Funding, the issuing trust, any such investor or any such other person or

     o could otherwise subject Global Funding, the issuing trust, any such investor or any such other person to regulation under the insurance laws of one or more covered jurisdictions.

     This could, among other effects, require such persons to be subject to regulatory licensure or other qualifications and levels of compliance that cannot practically be achieved. Failure to comply with such requirements could subject any such person to regulatory penalties. In the event Global Funding or any trust is subject to any such penalties or any other liabilities resulting from such regulation, the ability of holders to receive payment under the notes could be materially and adversely affected. In addition, any such failure to comply or the threat of any such regulation could reduce liquidity with respect to the notes, prevent an investor from transferring notes and reduce the marketability and market value of the notes. Therefore, any such regulation or threat of regulation by any one or more covered jurisdictions could result in an investor either being unable to liquidate its investment in the notes or, upon any such liquidation, receiving a value significantly less than the initial investment in the notes.

     The Illinois Department of Insurance has confirmed that it does not consider the sale of publicly offered funding agreement backed medium term notes to violate the Illinois Insurance Code. In addition, the Illinois Department of Insurance has approved the form of funding agreement to be used in connection with each offering of notes.

     Based primarily upon communications with the staff of the insurance regulatory bodies in most states and the legal advice of LeBoeuf, Lamb, Greene &
MacRae LLP, Allstate Life and Global Funding believe that:

                                      S-13

     o    the notes should not be subject to regulation as participations in the
          funding  agreements   themselves  or  otherwise  constitute  insurance
          contracts under the insurance laws of the covered jurisdictions; and

     o Global Funding, the trusts and persons selling or purchasing the notes should not be subject to regulation as doing an insurance business under the insurance laws of the covered jurisdictions by virtue of their respective activities in connection with the offer, sale and/or purchase of the notes.

     There are, however, wide variations in the insurance laws of the covered jurisdictions, subtle nuances in their application, and a general absence of any consistent pattern of interpretation or enforcement. Insurance regulatory authorities have broad discretionary powers in administering the insurance laws, including the authority to modify or withdraw a regulatory interpretation, impose new rules, and take a position contrary to Allstate Life's. In addition, state courts are not bound by any regulatory interpretations and could take a position contrary to Allstate Life's. Consequently, there can be no assurance that the purchase, resale or assignment of the notes or the funding notes will not subject the parties to such transaction to regulation or enforcement proceedings under the insurance laws of one or more covered jurisdictions.

Payments under funding agreements may be insufficient to pay principal and interest, if any, under the notes

     Payments of the principal of and any interest on a series of notes will be made solely from the payments the issuing trust receives under the applicable funding agreement(s). Unless otherwise specified in this prospectus supplement or the applicable pricing supplement, Allstate Life will not pay any Additional
Amounts (as defined in the applicable funding agreement) in respect of a funding agreement to compensate for any withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or governmental charges of whatever nature imposed or levied on payments in respect of a funding agreement, by or on behalf of any governmental authority and each holder of a note of the related series of notes will be deemed for all purposes to have received cash in an amount equal to the portion of such withholding or deduction that is attributable to such holder's interest in the notes, as equitably determined by the issuing trust. Under this circumstance, the issuing trust will not actually pay, or cause to be paid, to such holder all of the amounts which would have been receivable by such holder in the absence of such taxes, duties, levies, assessments or other governmental charges.

Redemption may adversely affect your return on the notes

     If your notes are redeemable at the option of the issuing trust, it may choose to redeem your notes at times when prevailing interest rates are relatively low. In addition, if your notes are subject to mandatory redemption, the issuing trust may be required to redeem your notes also at times when prevailing interest rates are relatively low. As a result, you may not be able to reinvest the redemption proceeds in a comparable security at an interest rate equal to the interest rate on your notes being redeemed.

There may not be any trading market for your notes; many factors affect the trading and market value of your notes

     Upon issuance, the notes of a series will not have an established trading market. No assurance can be given that a trading market for your notes will ever develop or be maintained if developed. In addition to the creditworthiness of Allstate Life and the issuing trust, many factors affect the trading market for, and trading value of, your notes. These factors include:

     o    the time remaining to the maturity of your notes;

     o    the outstanding amount of the applicable series of notes;

     o    any redemption features of your notes; and

     o    the  level,   direction  and  volatility  of  market   interest  rates
          generally.

     There may be a limited  number of buyers if you decide to sell your  notes.
This may affect the price you receive for your notes or your ability to sell your notes at all. In addition, notes that are designed for specific investment objectives or strategies often experience a more limited trading market and more price volatility than those not so designed. You should not purchase notes unless you understand and know you can bear all of the investment risks involving your notes.

                                      S-14

Ratings of this Allstate Life(R) CoreNotes(R) program described in this prospectus supplement and the accompanying prospectus, the related medium term note program and each series of notes may not reflect all risks of an investment in the notes

     Each series of notes will be rated by at least one nationally recognized statistical rating organization. The ratings of such notes will primarily reflect the financial strength of Allstate Life and will change in accordance with the rating of Allstate Life's financial strength and with any change in the priority status under Illinois law of funding agreements. Any rating is not a recommendation to purchase, sell or hold any particular security, including the notes. Such ratings do not comment as to market price or suitability for a particular investor. In addition, there can be no assurance that a rating will be maintained for any given period of time or that a rating will not be lowered or withdrawn in its entirety. The ratings of this Allstate Life(R) CoreNotes(R) program described in this prospectus supplement and the accompanying prospectus, the related medium term note program and each series of notes may not reflect the potential impact of all risks related to structure and other factors on any trading market for, or trading value of, your notes.

Any survivor's option may be subject to certain limitations

     Under the Allstate Life(R) CoreNotes(R) program, Allstate Life has the discretionary right to limit the aggregate principal amount of:

     o all funding agreements securing all outstanding series of notes as to which exercises of any put option by any issuing trust shall be accepted by Allstate Life in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the aggregate principal amount of all funding agreements securing all outstanding series of notes issued under the Allstate Life(R) CoreNotes(R) program as of the end of the most recent calendar year or such other greater amount as determined in accordance with the applicable funding agreement(s) and set forth in the applicable pricing supplement;

     o the funding agreement(s) securing the notes of a series as to which exercises of any put option by the applicable trust attributable to notes as to which the survivor's option has been exercised by the authorized representative of any individual deceased beneficial owner to $250,000 in any calendar year or such other greater amount as determined in accordance with the applicable funding agreement(s) and set forth in the applicable pricing supplement; and

     o the funding agreement(s) securing a series of notes as to which exercises of any put option by the applicable trust shall be accepted in any calendar year to an amount as set forth in the applicable funding agreement(s) and the applicable pricing supplement.

     In any such event, each trust shall similarly be required to limit the aggregate principal amount of notes as to which exercises of the survivor's option shall be accepted by it. Accordingly, no assurance can be given that the exercise of the survivor's option for a desired amount will be accepted as to any series of notes or in any single calendar year.

An increase in market interest rates could result in a decrease in the value of any notes bearing interest at a fixed rate

     If market interest rates increase above the interest rate of notes bearing interest at a fixed rate, such notes bearing interest at a fixed rate generally decline in value because debt instruments of the same face value priced at market interest rates will yield higher income. Consequently, if you purchase fixed rate notes and market interest rates increase above the fixed interest rate on the notes you have purchased, the market value of your notes may decline. No assurance can be given regarding the future level of market interest rates.

If you purchase discount notes, the amount payable to you upon early redemption, repayment or acceleration of these notes may be less than the principal amount
(i.e., par) of the notes plus accrued but unpaid interest and premium, if any

     If you purchase discount notes, the amount payable to you upon early redemption, repayment or acceleration of these notes may be less than the principal amount thereof plus accrued and unpaid interest. The amount payable will be determined by the formula set forth in this prospectus supplement or the applicable pricing supplement.

                                      S-15

Risk Factors Relating to the Collateral

The funding agreements are unsecured obligations of Allstate Life. If the funding agreements were not determined to be insurance contracts, they would be accorded the same priority in an insolvency of Allstate Life as its other general unsecured obligations

     The primary assets of each trust will be one or more funding agreements, and payments on the notes of a series will principally depend on payments under each related funding agreement(s). In addition, each trust will grant a security interest in, pledge and assign as collateral each funding agreement it acquires with the proceeds from the offering of a series of notes together with the related collateral to the indenture trustee, for the benefit of the holders of the notes of such series and any other person for whose benefit the indenture trustee is or will be holding the collateral, to secure the obligations under that series of notes.

     In the event of insolvency of an Illinois insurance company, claims against the insurer's estate are prioritized pursuant to Section 5/205 of the Illinois
Insurance Code. Under Section 5/205(1)(d) of the Illinois Insurance Code, claims by "policyholders, beneficiaries, and insureds, under insurance policies, annuity contracts, and funding agreements" receive payment prior to any distribution to general creditors not falling within any other priority class under the Illinois Insurance Code. The funding agreements are unsecured obligations of Allstate Life.

     In a properly prepared and presented case in a delinquency proceeding under
Article XIII of the Illinois Insurance Code, 215 ILCS Section 5/187 et seq. (the
"Illinois Liquidation Act"), the timely and properly filed claims of an owner under the funding agreement (with the possible exception of claims for Additional Amounts, as discussed below) would be entitled to distribution pari passu with claims made by other policyholders, beneficiaries, and insureds under other insurance policies, insurance contracts, annuities and funding agreements issued by Allstate Life, and the claims of the Illinois Life and Health
Insurance Guaranty Association, and any similar organization in another state, in accordance with Section 5 /205(1)(d) of the Illinois Liquidation Act, and an owner's claims under the funding agreement should not be recharacterized as other than the claims of a policyholder, beneficiary, or insured under an insurance policy, insurance contract, annuity or funding agreement.

     In the absence of controlling judicial precedents, the opinion of Lord, Bissell & Brook LLP is based on a reasoned analysis of Illinois statutes, as well as application of other states' judicial decisions involving similar or analogous circumstances, and is subject to the limitations, qualifications and assumptions set forth in its opinion letter. Investors should note that in the event of the insolvency of an insurance company, however, the judicial application of statutes governing the distribution of the insurer's general assets has typically proceeded on a case-by-case basis.

Additional Amounts may be considered a separate payment obligation and may not be subject to the same priority as other amounts claimed under the funding agreements

     If a funding  agreement so provides,  Allstate  Life may be required to pay
Additional Amounts (as such term is defined therein) to the indenture trustee as collateral assignee of the funding agreement. Although such payments could be viewed as a claim under the funding agreements within the meaning of Section
5/205(1)(d),  they may  also be  argued  to be a  separate  payment  obligation.
Therefore, while in a proceeding before a court of competent jurisdiction, the court might find that a claim for an Additional Amount constitutes a claim under a funding agreement, it also might find that such a claim is not a claim entitled to the priority afforded by Section 5 /205(1)(d). Lord, Bissell & Brook
LLP has opined that if a claim for an Additional Amount does not constitute a claim entitled to the priority afforded by Section 5/205(1)(d), then in a properly prepared and presented case any claim for an Additional Amount would be entitled to the same priority as claims of general creditors of Allstate Life under Section 5/205(1)(g). Accordingly, in the event of the insolvency of Allstate Life, your claim for any payments of Additional Amounts may be subordinated to claims for other amounts under the applicable funding agreement.

Changes in Federal tax legislation could adversely affect Allstate Life's business

     Under the Internal  Revenue Code of 1986, as amended (the  "Code"),  United
States Federal  income tax payable by  policyholders  on investment  earnings is deferred  during the  accumulation  period of certain life insurance and annuity products.  Thus,  taxes,  if  any,  are  payable  on  income  attributable  to a distribution  under the contract for the year in which the distribution is made.
This  favorable  tax treatment  may give certain of Allstate  Life's  products a competitive  advantage  over  other  noninsurance  products.  On May  28,  2003,
President Bush signed the Jobs and Growth Tax Relief Reconciliation Act of 2003,
which reduces the federal income tax rates  applicable to certain  dividends and
capital  gains  realized  by  individuals.   This  legislation  may  lessen  the
competitive  advantage of certain of Allstate  Life's  products  vis-a-vis other investments  that generate  dividend  and/or  capital gain income.  As a result, demand for certain of Allstate  Life's  products  that offer income tax

                                      S-16

deferral may be negatively impacted. Additionally, Congress has from time to time considered other legislation that would reduce or eliminate the benefits to policyowners of the deferral of taxation on the accretion of value within certain insurance products or otherwise affect the taxation of insurance products and insurance companies. To the extent that the Code is revised to reduce the tax deferred status of insurance products, or to reduce the taxation of competing products, all life insurance companies, including Allstate Life, could be adversely affected.


                                      S-17



                       ALLSTATE LIFE GLOBAL FUNDING TRUSTS

     Each series of notes will be issued by a newly created separate and distinct trust formed by Global Funding, the administrator and the Delaware trustee pursuant to the filing of a certificate of trust and the execution of the applicable trust agreement. Global Funding will be the sole beneficial owner of each trust that is formed.

     After formation, each trust will not engage in any activity other than:

     o    issuing and selling a single series of notes;

     o immediately acquiring a funding note and immediately surrendering such funding note for cancellation pursuant to its terms in exchange for one or more funding agreement(s);

     o    acquiring,    holding   and   maintaining   the   applicable   funding
          agreement(s);

     o pledging, assigning as collateral and granting a security interest in the applicable funding agreement(s) to the indenture trustee;

     o    making payments on the applicable series of notes; and

     o    engaging  in  other   activities  that  are  necessary,   suitable  or
          convenient  to  accomplish  the  foregoing  or  are  incidental  to or connected with those activities.

     The principal  executive  offices of the trusts will be located at Allstate
Life Global Funding Trusts,  c/o: AMACAR Pacific Corp., 6525 Morrison Boulevard,
Suite 318,  Charlotte,  North Carolina 28211. The telephone number will be (704)
365-0569.  For more information  about the trusts,  see "Description of Allstate
Life Global Funding and the Trusts" in the accompanying prospectus.

                          ALLSTATE LIFE GLOBAL FUNDING

     Global Funding is a special purpose statutory trust existing under the laws of the State of Delaware. The primary purpose of Global Funding is to serve as depositor for the programs.

     Global Funding will not engage in any activity other than:

     o    beneficially owning the trusts;

     o    issuing one or more funding notes;

     o    acquiring one or more funding agreements from Allstate Life;

     o pledging, assigning as collateral and granting a security interest in the applicable funding agreement(s) to the funding note indenture trustee;

     o assigning absolutely the funding agreement(s) to, and depositing such funding agreement(s) into, the trusts; and

     o    engaging  in  other   activities  that  are  necessary,   suitable  or
          convenient  to  accomplish  the  foregoing  or  are  incidental  to or connected with those activities.

     The principal  executive  offices of Global Funding are located at Allstate
Life Global Funding,  c/o: AMACAR Pacific Corp., 6525 Morrison Boulevard,  Suite
318,  Charlotte,  North Carolina 28211.  The telephone number is (704) 365-0569.
For more  information  about Global Funding,  see  "Description of Allstate Life
Global Funding and the Trusts" in the accompanying prospectus.

                                      S-18

                         ALLSTATE LIFE INSURANCE COMPANY

     Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of  Illinois.  It conducts  substantially  all of its life
insurance   operations   directly  or  through   wholly  owned   United   States
subsidiaries.  It is a wholly owned  subsidiary  of Allstate  Insurance  Company
("AIC"), a stock  property-liability  insurance company organized under the laws of the State of Illinois.  All of the  outstanding  stock of AIC is owned by The
Allstate  Corporation,  a publicly owned holding company  incorporated under the laws of the State of Delaware.

     The Allstate  Corporation,  together with its  subsidiaries,  is the second largest personal property and casualty insurer in the United States on the basis of 2004  statutory  premiums  earned.  Widely known  through the "You're In Good
Hands  With  Allstate(R)"   slogan,  The  Allstate   Corporation,   through  its
subsidiaries, provides insurance products to approximately 17 million households and has approximately 14,100 exclusive agencies and financial specialists in the
United  States  and  Canada.  For more  information  about  Allstate  Life,  see
"Description of Allstate Life Insurance Company" in the accompanying prospectus.

     Allstate  Life's  principal  executive  offices are located at 3100 Sanders
Road, Northbrook, Illinois 60062 and its telephone number is (847) 402-5000.


                                      S-19



                            DESCRIPTION OF THE NOTES

     This section provides a summary  description of the material  provisions of the notes. Each series of notes will be issued pursuant to a separate  indenture
(each,  an "indenture") to be entered into among the issuing trust and the other parties  specified  therein,  including  J.P.  Morgan  Trust  Company,  National
Association, or another entity specified therein as the indenture trustee in the indenture (including, in each case, any successor, the "indenture trustee"). The provisions  of the notes are not restated in their  entirety and you should read the actual  provisions  set forth in the  standard  indenture  terms filed as an exhibit to the  registration  statement of which this prospectus  supplement and the accompanying  prospectus form a part because those provisions,  and not this description,  will define your rights as an owner of an interest in the notes of a series.  The terms and conditions of the notes  described in this section will apply to each  series of notes,  except that the  specific  terms of a series of notes will be added in the applicable  pricing  supplement  and each  book-entry
(each,  a "note  certificate")  representing  the  notes of such  series.  It is important  for you to consider  the  information  contained  in this  prospectus
supplement,   the  accompanying   prospectus,   the  applicable  indenture,  the
applicable   pricing  supplement  and  the  note  certificates  in  making  your investment decision.

     This section describes some technical concepts and occasionally contains defined terms. You should refer to the standard indenture terms and the forms of note certificates filed as exhibits to the registration statement to which this prospectus supplement and the accompanying prospectus relate for the full description of those concepts and complete definitions of those terms.

General

     Indentures

     Each trust will issue its series of notes  subject to and  entitled  to the benefits of a separate  indenture.  Each indenture will be subject to, qualified under and governed by, the Trust  Indenture  Act of 1939, as amended (the "Trust
Indenture  Act").   The  aggregate   principal  amount  of  notes  that  may  be
authenticated  and  delivered  under each  indenture  will be  unlimited.  For a description of the indentures,  see "Description of the Indentures" beginning on page [ ] of the accompanying prospectus.

     Collateral

     Pursuant to each indenture, the issuing trust will pledge and collaterally assign each funding agreement held by it to the indenture trustee for the benefit of the holders of the notes issued by such trust and any other person for whose benefit the indenture trustee is or will be holding the collateral (as defined below) for such series of notes. Each series of notes will be secured by a first priority perfected security interest in the "collateral" for such series of notes in favor of the indenture trustee, for the benefit of the holders of the notes of such series and any other person for whose benefit the indenture trustee is or will be holding the collateral, which will consist of the right, title and interest of the issuing trust in and to:

     o    the funding agreement(s) held by the issuing trust;

     o    all proceeds of the relevant funding agreement(s); and

     o    all books and records pertaining to the relevant funding agreement(s).

     Ranking

     The  notes  of  a  series  will   represent  the   unconditional,   direct,
non-recourse and  unsubordinated  obligations of the issuing trust and will rank
equally  among  themselves.   The  notes  of  each  series  will  represent  the
obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust,  Global Funding,  Allstate Life or any of their respective affiliates.

     Pricing Supplement

     The pricing supplement relating to the offering of a series of notes will describe, among other things, the following terms of the notes, including:

     o    the principal amount of the notes;

                                      S-20

     o    whether the notes are:

          o    fixed rate notes;

          o floating rate notes, and/or discount notes that do not bear any interest currently or bear interest at a rate that is below market rates at the time of issuance;

     o the price at which the notes will be issued, which will be expressed as a percentage of the aggregate principal amount or face amount;

     o    the original issue date on which the notes will be issued;

     o    the stated maturity date;

     o if the notes are fixed rate notes, the rate per annum at which the notes will bear any interest and the interest payment date frequency;

     o if the notes are floating rate notes, relevant terms such as: the interest rate basis or interest rate bases, the initial interest rate, the interest reset period or the interest reset dates, the interest payment dates, the index maturity, any maximum interest rate, the minimum interest rate, the spread and/or spread multiplier, and any other terms relating to the particular method of calculating the interest rate for the notes and whether and how the spread and/or spread multiplier may be changed prior to the stated maturity date;

     o    whether the authorized  representative  of the  beneficial  owner of a beneficial interest in the notes will have the right to seek repayment
          upon  the  death  of  the   beneficial   owner  as   described   under
          "--Survivor's Option" on page S-[ ];

     o whether the notes may be redeemed by the issuing trust, or repaid at the option of the holders, prior to the stated maturity date and the terms of their redemption or repayment, provided that any such redemption or repayment will be accompanied by the simultaneous redemption or repayment of the relevant funding agreement(s);

     o any special United States federal income tax considerations relating to the purchase, ownership and disposition of the notes; and

     o any other terms of the notes provided in the accompanying prospectus to be set forth in a pricing supplement or that are otherwise consistent with the provisions of the indenture under which the notes will be issued.

     The pricing supplement also may add, update, supplement or clarify information in this prospectus supplement and the accompanying prospectus. The form of pricing supplement is included in this prospectus supplement as Annex B.

     Pricing Options

     Notes that bear interest will be fixed rate notes or floating rate notes, or a combination of fixed rate and floating rate, as specified in the applicable pricing supplement. The trusts may also issue discount notes, as specified in the applicable pricing supplement.

     Maturities

     Each series of notes will mature on a day between nine months and 30 years from its date of original issuance. Each series of notes will have the same maturity date as the related funding agreement(s). The principal or any installment of principal may mature prior to the stated maturity date if, for example, there is a declaration of acceleration of maturity, a notice of redemption at the option of the issuing trust or an election to exercise the survivor's option.

     Currency

     The notes of each series will be denominated in, and payments of principal, premium, if any, and/or interest, if any, and any other amounts in respect of the notes will be made in, U.S. dollars.

                                      S-21

     Form of Notes; Denominations

     The issuing trust will issue each note of a series as a book-entry note represented by one or more fully registered global securities, except as contemplated under "--Book-Entry Notes." Unless otherwise specified in the applicable pricing supplement, the minimum denominations of each note will be $1,000 and integral multiples of $1,000 in excess thereof.

     Listing of Notes

     Unless otherwise specified in the applicable pricing supplement, a series of notes will not be listed on any securities exchange.

     Transfers and Exchanges

     Book-entry  notes may be  transferred  or  exchanged  only through DTC. See
"--Book-Entry   Notes."  No  service   charge  will  be  imposed  for  any  such
registration  of  transfer or  exchange  of notes,  but the  issuing  trusts may require  payment  of a sum  sufficient  to cover  any tax or other  governmental charge that may be imposed in connection therewith (other than certain exchanges not involving any transfer).

     Payments of Principal and Interest

     The issuing trust will make payments of principal of, and premium, if any, interest on, if any, and other amounts due and owing with respect to, book-entry notes through the indenture trustee to DTC or its nominee. See "--Book-Entry
Notes." Payments of principal of, and premium on, if any, interest on, if any, and other amounts due and owing with respect to, definitive notes will be made at maturity in immediately available funds upon presentation and surrender of the definitive note (and, in the case of the exercise of the survivor's option, upon submission of a properly completed election form if required) at the office or agency maintained by the issuing trust for this purpose in the Borough of Manhattan, The City of New York. The issuing trust will make payments of interest, if any, on and any other amounts due and owing with respect to, a definitive note at maturity to the person to whom the issuing trust pays the principal. The issuing trust will make any payments of interest on a definitive note on an interest payment date other than the date of maturity by check mailed to the address of the record date registered holder as it appears in the security register. Notwithstanding the foregoing, the issuing trust will make any payments of interest on an interest payment date other than the date of maturity to each record date registered holder of $10,000,000 or more in principal amount of definitive notes with the same interest payment date
(whether those notes otherwise have identical or different terms and provisions) by wire transfer of immediately available funds if the registered holder has delivered appropriate wire transfer instructions in writing to the indenture trustee not less than 15 days prior to the relevant interest payment date. Any wire transfer instructions received by the indenture trustee shall remain in effect until revoked by the registered holder.

     If any interest payment date or the maturity date of a note falls on a day that is not a business day, the issuing trust will make the required payment on the next business day and no additional interest will accrue for that period.
"Business day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

Payments of Principal and Interest

     Notes of a series may bear interest at a fixed interest rate ("fixed rate notes") or at a floating interest rate ("floating rate notes").

Fixed Rate Notes

     Each series of fixed rate notes will bear interest at a fixed rate from and including its date of issue or from and including the most recent interest payment date as to which interest has been paid or made available for payment until the principal is paid or made available for payment. The applicable pricing supplement will specify the fixed interest rate per annum applicable to each note and the frequency with which interest is payable. Interest, including interest for any partial period, will be computed on the basis of a 360-day year of twelve 30-day months. Each payment of interest, including interest to be paid at maturity, will include interest to, but excluding, the date that the interest payment is due.

     Interest on notes that bear interest at fixed rates will be payable in arrears on each interest payment date to the registered holder at the close of business on the record date except that interest, if any, due at maturity will be paid to the

                                      S-22

person to whom the principal of the note is paid. Unless otherwise specified in the applicable pricing supplement, the record date will be the day that is fifteen calendar days preceding the applicable interest payment date, whether or not a business day. Unless otherwise specified in the applicable pricing supplement, the interest payment dates for fixed rate notes will be as follows:


         Interest Payment Frequency                 Interest Payment Dates
         --------------------------------------     -----------------------------------------------------

         Monthly                                    Fifteenth day of each calendar month, beginning in
                                                    the first calendar month following the date such
                                                    series of notes was issued.

         Quarterly                                  Fifteenth day of every third month, beginning in the
                                                    third calendar month following the date such
                                                    series of notes was issued.

         Semiannual                                 Fifteenth day of every sixth month, beginning in the
                                                    sixth calendar month following the date such
                                                    series of notes was issued.

         Annual                                     Fifteenth day of every twelfth month, beginning in
                                                    the twelfth calendar month following the date such
                                                    series of notes was issued.

     Unless otherwise provided in the applicable pricing supplement, any interest payment date or the maturity date of a series fixed rate notes falls on a day that is not a business day, the issuing trust will make the required payment of principal, premium, if any, and/or interest or other amounts on the next succeeding business day, and no additional interest will accrue in respect of the payment made on that next succeeding business day.

     Interest rates that the issuing trust offers on the fixed rate notes may differ depending upon, among other factors, the aggregate principal amount of notes purchased in any single transaction. Notes with different variable terms, other than interest rates, may also be offered concurrently by other trusts to different investors. Other trusts may change interest rates or formulas and other terms of notes from time to time, but no change of terms will affect any note any other trust has previously issued or as to which any other trust has accepted an offer to purchase.

Floating Rate Notes

     Interest on each series of floating rate notes will be determined by reference to the applicable interest rate basis or interest rate bases, which may, as described below, include:

     o    the CD Rate,

     o    the CMT Rate,

     o    the Commercial Paper Rate,

     o    the Constant Maturity Swap Rate,

     o    the Federal Funds Open Rate,

     o    the Federal Funds Rate,

     o    LIBOR,

     o    the Prime Rate, or

     o    the Treasury Rate.

                                      S-23

     The rate derived from the applicable interest rate basis will be determined in accordance with the related provisions below. The interest rate in effect on each day will be based on:

     o if that day is an interest reset date, the rate determined as of the interest determination date (as defined below) immediately preceding that interest reset date; or

     o if that day is not an interest reset date, the rate determined as of the interest determination date immediately preceding the most recent interest reset date.

     The "spread" is the number of basis points (one one-hundredth of a percentage point) specified in the applicable pricing supplement to be added to or subtracted from the related interest rate basis or interest rate bases applicable to a series of notes that bears interest at floating rates. The
"spread multiplier" is the percentage specified in the applicable pricing supplement of the related interest rate basis or interest rate bases applicable to a series of notes that bears interest at floating rates by which the interest rate basis or interest rate bases will be multiplied to determine the applicable interest rate. The "index maturity" is the period to maturity of the instrument or obligation with respect to which the related interest rate basis or interest rate bases will be calculated.

     Regular Floating Rate Notes

     Unless  a series  of  floating  rate  notes is  designated  as a series  of
Floating   Rate/Fixed  Rate,  or  as  having  an  addendum  attached  or  having other/additional provisions apply, in each case relating to a different interest rate formula, such series of notes that bears interest at floating rates will be a series of  Regular  Floating  Rate  notes and will bear  interest  at the rate determined by reference to the  applicable  interest rate basis or interest rate bases:

     o    multiplied by the applicable spread multiplier, if any; and/or

     o    plus or minus the applicable spread, if any.

     Commencing on the first interest reset date, as specified in the relevant pricing supplement, the rate at which interest on a series of regular floating rate notes is payable will be reset as of each interest reset date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first interest reset date will be the initial interest rate.

     Floating Rate/Fixed Rate Notes

     If a series of notes that bears interest at floating rates is designated as a series of Floating Rate/Fixed Rate notes, such series of notes that bears interest at floating rates will bear interest at the rate determined by reference to the applicable interest rate basis or interest rate bases:

     o    multiplied by the applicable spread multiplier, if any; and/or

     o    plus or minus the applicable spread, if any.

     Commencing on the first interest reset date, the rate at which interest on a series of Floating Rate/Fixed Rate notes is payable will be reset as of each interest reset date; provided, however, that:

     o the interest rate in effect for the period, if any, from the date of issue to the first interest reset date will be the initial interest rate, as specified in the relevant pricing supplement; and

     o the interest rate in effect commencing on the fixed rate commencement date will be the fixed interest rate, if specified in the applicable pricing supplement, or, if not so specified, the interest rate in effect on the day immediately preceding the fixed rate commencement date.

     Interest Reset Dates

     The applicable pricing supplement will specify the dates on which the rate of interest on a series of notes that bears interest at floating rates will be reset (each, an "interest reset date"), and the period between interest reset dates will be the "interest reset period." Unless otherwise specified in the applicable pricing supplement, the interest reset dates will be, in the case of a series of floating rate notes which reset:

                                      S-24

     o    daily--each business day;

     o weekly--the Wednesday of each week, with the exception of weekly reset series of notes that bears interest at floating rates as to which the Treasury Rate is an applicable interest rate basis, which will reset the Tuesday of each week;

     o    monthly--the third Wednesday of each month;

     o    quarterly--the   third   Wednesday  of  every  third  calendar  month,
          beginning in the third calendar month following the month in which the note was issued;

     o semiannually--the third Wednesday of the two months specified in the applicable pricing supplement; and

     o annually--the third Wednesday of the month specified in the applicable pricing supplement; provided, however, that, with respect to any series of Floating Rate/Fixed Rate notes, the rate of interest thereon will not reset after the particular fixed rate commencement date.

     Unless otherwise provided in the applicable pricing supplement, if any interest reset date for any series of notes that bears interest at floating rates would otherwise be a day that is not a business day, the particular interest reset date will be postponed to the next succeeding business day, except that in the case of a series of notes that bears interest at floating rates as to which LIBOR is an applicable interest rate basis and that business day falls in the next succeeding calendar month, the particular interest reset date will be the immediately preceding business day.

     Interest Determination Dates

     The interest rate applicable to a series of notes that bears interest at floating rates for an interest reset period commencing on the related interest reset date will be determined by reference to the applicable interest rate basis as of the particular "interest determination date," which will be:

     o with respect to the Federal Funds Open Rate--the related interest reset date;

     o with respect to the Federal Funds Rate and the Prime Rate--the business day immediately preceding the related interest reset date;

     o    with respect to the CD Rate,  the  Commercial  Paper Rate, and the CMT
          Rate--the second business day preceding the related interest reset date;

     o    with  respect to the  Constant  Maturity  Swap  Rate--the  second U.S.
          Government Securities business day (as defined below) preceding the related interest reset date; provided, however, that if, after attempting to determine the Constant Maturity Swap Rate (as described below), such rate is not determinable for a particular interest determination date (the "original interest determination date"), then such interest determination date shall be the first U.S. Government
          Securities business day preceding the original interest determination date for which the Constant Maturity Swap Rate can be determined as described below;

     o with respect to LIBOR--the second London banking day preceding the related interest reset date; and

     o with respect to the Treasury Rate--the day of the week in which the related interest reset date falls on which day Treasury Bills (as defined below) are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related interest reset date, the interest determination date will be the preceding Friday.

     Unless otherwise provided in the applicable pricing supplement, the interest determination date pertaining to a series of floating rate notes that bears interest at floating rates the interest rate of which is determined with reference to two or more interest rate bases will be the latest business day which is at least two business days before the related interest reset date for the applicable note that bears interest at floating rates on which each interest reset basis is determinable.

                                      S-25

     Calculation Dates

     The indenture trustee will be the "calculation agent" for a series of notes unless otherwise specified in the applicable pricing supplement. The interest rate applicable to each interest reset period will be determined by the calculation agent on or prior to the calculation date (as defined below), except with respect to LIBOR, which will be determined on the particular interest determination date. Upon request of the registered holder of a series of floating rate notes, the calculation agent will disclose the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding interest reset date with respect to the particular series of floating rate notes. The "calculation date," if applicable, pertaining to any interest determination date will be the earlier of:

     o the tenth calendar day after the particular interest determination date or, if such day is not a business day, the next succeeding business day; or

     o the business day immediately preceding the applicable interest payment date or the maturity date, as the case may be.

     Maximum and Minimum Interest Rates

     A series of notes that bears interest at floating rates may also have either or both of the following if specified in the applicable pricing supplement:

     o a maximum numerical limitation, or ceiling, that may accrue during any interest reset period (a "maximum interest rate"); and

     o a minimum numerical limitation, or floor, that may accrue during any interest reset period (a "minimum interest rate").

     In addition to any maximum interest rate that may apply to a series of floating rate notes, the interest rate on a series of floating rate notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

     Interest Payments

     Unless otherwise specified in the applicable pricing supplement, interest on each series of notes that bears interest at floating rates will be payable on the date(s) as set forth below (each, an "interest payment date" with respect to such series of notes that bears interest at floating rates). Unless otherwise specified in the applicable pricing supplement, the record date will be the day that is 15 calendar days preceding the applicable interest payment date, whether or not a business day. Unless otherwise specified in the applicable pricing supplement, the interest payment dates will be, in the case of a series of floating rate notes which reset:

     o daily, weekly or monthly--the third Wednesday of each month or on the third Wednesday of every third calendar month, beginning in the third calendar month following the date the applicable series of notes was issued;

     o    quarterly--the   third   Wednesday  of  every  third  calendar  month,
          beginning  in  the  third  calendar  month   following  the  date  the
          applicable series of notes was issued;

     o semiannually--the third Wednesday of the two months of each year specified in the applicable pricing supplement; and

     o annually--the third Wednesday of the month of each year specified in the applicable pricing supplement.

     In addition, the maturity date will also be an interest payment date.

     Unless otherwise provided in the applicable pricing supplement, if any interest payment date other than the maturity date for any series of floating rate notes would otherwise be a day that is not a business day, such interest payment date will be postponed to the next succeeding business day, except that in the case of a series of floating rate notes as to which LIBOR is an applicable interest rate basis and that business day falls in the next succeeding calendar month, the particular interest

                                      S-26

payment date will be the immediately preceding business day. If the maturity date of a series of floating rate notes falls on a day that is not a business day, the issuing trust will make the required payment of principal, premium, if any, and interest or other amounts on the next succeeding business day, and no additional interest will accrue in respect of the payment made on that next succeeding business day.

     All percentages resulting from any calculation on floating rates will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% (or
..09876545) would be rounded to 9.87655% (or .0987655). All dollar amounts used in or resulting from any calculation on floating rates will be rounded to the nearest cent.

     With respect to each series of floating rate notes, accrued interest is calculated by multiplying the principal amount of such series of floating rate notes by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular interest period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of a series of floating rate notes as to which the CD Rate, the Commercial Paper Rate, the Federal Funds
Open Rate, the Federal Funds Rate, LIBOR or the Prime Rate is an applicable interest rate basis, or by the actual number of days in the year, in the case of a series of floating rate notes as to which the CMT Rate or the Treasury Rate is an applicable interest rate basis. In the case of a series of notes that bears interest at floating rates as to which the Constant Maturity Swap Rate is the interest rate basis, the interest factor will be computed by dividing the number of days in the interest period by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless (i) the last day of the interest period is the 31st day of a month but the first day of the interest period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (ii) the last day of the interest period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month)). The interest factor for a series of floating rate notes as to which the interest rate is calculated with reference to two or more interest rate bases will be calculated in each period in the same manner as if only the applicable interest rate basis specified in the applicable pricing supplement applied.

     The calculation agent shall determine the rate derived from each interest rate basis in accordance with the following provisions.

     CD Rate

     "CD Rate" means:

     (1)  the rate on the particular interest  determination date for negotiable
          United States dollar certificates of deposit having the index maturity specified in the applicable pricing supplement as published in H.15(519) (as defined below) under the caption "CDs (secondary market);" or

     (2)  if the rate  referred  to in clause  (1) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate on the particular interest determination date for negotiable United
          States dollar certificates of deposit of the particular index maturity as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market);" or

     (3)  if the rate  referred  to in clause  (2) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate on
          the  particular   interest   determination   date  calculated  by  the
          calculation  agent  as the  arithmetic  mean of the  secondary  market offered  rates as of 10:00 A.M.,  New York City time, on that interest determination  date, of three leading  non-bank  dealers in negotiable
          United States dollar  certificates  of deposit in The City of New York
          (which may include the Purchasing Agent or its affiliates) selected by the calculation agent for negotiable United States dollar certificates of deposit of major United  States  money market banks for  negotiable
          United  States  certificates  of  deposit  with a  remaining  maturity closest  to  the  particular  index  maturity  in an  amount  that  is representative  for a single  transaction in that market at that time;
          or

     (4) if the dealers so selected by the calculation agent are not quoting as mentioned in clause (3), the CD Rate in effect on the particular interest determination date; provided that if no CD Rate is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

                                      S-27

     "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal
Reserve System.

     "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/H15/update, or any successor site or publication.

     CMT Rate

     "CMT Rate" means:

     (1) if CMT Moneyline Telerate Page 7051 is specified in the applicable pricing supplement:

          (a) the percentage equal to the yield for United States Treasury securities at "constant maturity" having the index maturity specified in the applicable pricing supplement as published in H.15(519) under the caption "Treasury Constant Maturities," as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7051"), for the particular interest determination date; or

          (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular index maturity and for the particular interest determination date as published in H.15(519) under the caption "Treasury Constant Maturities;" or

          (c) if the rate referred to in clause (b) does not so appear in H.15(519), the rate on the particular interest determination date for the period of the particular index maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the calculation agent determines to be comparable to the rate which would otherwise have been published in H.15(519); or

          (d)  if the rate  referred to in clause (c) is not so  published,  the rate on the particular interest  determination date calculated by the  calculation  agent  as a  yield  to  maturity  based  on the
               arithmetic   mean  of  the   secondary   market   bid  prices  at
               approximately  3:30 P.M.,  New York City time,  on that  interest
               determination   date  of  three  leading  primary  United  States
               government  securities dealers in The City of New York (which may
               include  the  Purchasing  Agent  or  its  affiliates)   (each,  a
               "reference dealer"),  selected by the calculation agent from five
               reference   dealers   selected  by  the  calculation   agent  and
               eliminating the highest quotation,  or, in the event of equality, one of the highest and the lowest  quotation  or, in the event of
               equality,   one  of  the  lowest,   for  United  States  Treasury
               securities  with an  original  maturity  equal to the  particular index  maturity,  a  remaining  term to maturity no more than one year shorter than that index  maturity and in a principal  amount that is representative for a single transaction in the securities in that market at that time; or

          (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

          (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that interest determination date of three reference dealers selected by the calculation agent from five reference dealers selected by the calculation agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular index maturity, a remaining term to maturity closest to that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                                      S-28

          (g)  if fewer than five but more than two prices referred to in clause
               (f) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

          (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on the particular interest determination date; provided that if no CMT Rate is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

     (2) if CMT Moneyline Telerate Page 7052 is specified in the applicable pricing supplement:

          (a) the percentage equal to the one-week or one-month, as specified in the applicable pricing supplement, average yield for United
               States Treasury securities at "constant maturity" having the index maturity specified in the applicable pricing supplement as published in H.15(519) opposite the caption "Treasury Constant
               Maturities," as the yield is displayed on Moneyline Telerate (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Moneyline Telerate
               Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular interest determination date falls; or

          (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7052, the percentage equal to the one-week or one-month, as specified in the applicable pricing supplement, average yield for United States Treasury securities at "constant maturity" having the particular index maturity and for the week or month, as applicable, preceding the particular interest determination date as published in H.15(519) opposite the caption "Treasury Constant Maturities;" or

          (c) if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as specified in the applicable pricing supplement, average yield for United States
               Treasury securities at "constant maturity" having the particular index maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular interest determination date falls; or

          (d)  if the rate  referred to in clause (c) is not so  published,  the rate on the particular interest  determination date calculated by the  calculation  agent  as a  yield  to  maturity  based  on the
               arithmetic   mean  of  the   secondary   market   bid  prices  at
               approximately  3:30 P.M.,  New York City time,  on that  interest determination  date of three  reference  dealers  selected by the calculation  agent from five  reference  dealers  selected by the calculation agent and eliminating the highest  quotation,  or, in the  event  of  equality,  one  of the  highest  and  the  lowest quotation  or, in the event of equality,  one of the lowest,  for
               United States Treasury securities with an original maturity equal to the particular index maturity, a remaining term to maturity no more than one year  shorter  than that  index  maturity  and in a principal amount that is representative  for a single transaction in the securities in that market at that time; or

          (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

          (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that interest determination date of three reference dealers selected by the calculation agent from five reference dealers selected by the calculation agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular index maturity, a remaining term to maturity closest to that index

                                      S-29

               maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time;
               or

          (g)  if fewer than five but more than two prices referred to in clause
               (f) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

          (h)  if fewer than three prices referred to in clause (f) are provided
               as   requested,   the  CMT  Rate  in  effect  on  that   interest
               determination  date;  provided  that  if no CMT  Rate  is then in effect,  the interest  rate that will be effective as of the next interest reset date will be the initial interest rate.

     If two United States Treasury securities with an original maturity greater than the index maturity specified in the applicable pricing supplement have remaining terms to maturity equally close to the particular index maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

     Commercial Paper Rate

     "Commercial Paper Rate" means:

     (1) the Money Market Yield (as defined below) on the particular interest determination date of the rate for commercial paper having the index maturity specified in the applicable pricing supplement as published in H.15(519) under the caption "Commercial Paper--Nonfinancial;" or

     (2)  if the rate  referred  to in clause  (1) is not so  published  by 3:00
          P.M., New York City time, on the related  calculation  date, the Money
          Market Yield of the rate on the particular interest determination date for commercial paper having the particular index maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption
          "Commercial Paper--Nonfinancial;" or

     (3)  if the rate  referred  to in clause  (2) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate on
          the  particular   interest   determination   date  calculated  by  the
          calculation  agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately  11:00 A.M., New York City time, on that interest  determination  date of three leading  dealers of United
          States  dollar  commercial  paper in The City of New York  (which  may include  the  Purchasing  Agent  or its  affiliates)  selected  by the calculation  agent for commercial  paper having the  particular  index maturity  placed for  industrial  issuers whose bond rating is "Aa" by
          Moody's  or  the  equivalent   from  another   nationally   recognized
          statistical rating organization; or

     (4) if the dealers so selected by the calculation agent are not quoting as mentioned in clause (3), the Commercial Paper Rate in effect on the particular interest determination date; provided that if no Commercial
          Paper Rate is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

     "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

          Money Market Yield =               D x 360                x 100
                               -------------------------------------
                                          360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable interest reset period.

     Constant Maturity Swap Rate

     "Constant Maturity Swap Rate" means:

                                      S-30

     (1) the rate for U.S. Dollar swaps with the designated maturity specified in the applicable pricing supplement, expressed as a percentage, which appears on the Reuters Screen ISDAFIX1 Page as of 11:00 A.M., New York
          City time, on the particular interest determination date; or

     (2)  if the rate  referred  to in clause (1) does not appear on the Reuters
          Screen ISDAFIX1 Page by 2:00 P.M., New York City time, on such interest determination date, a percentage determined on the basis of the mid-market semi-annual swap rate quotations provided by the reference banks (as defined below) as of approximately 11:00 A.M., New
          York City time, on such interest determination date, and, for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. Dollar interest rate swap transaction with a term equal to the designated maturity specified in the applicable pricing supplement commencing on the interest reset date and in a representative amount (as defined below) with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to USD-LIBOR-BBA with a designated maturity specified in the applicable pricing supplement. The calculation agent will request the principal New York City office of each of the reference banks to provide a quotation of its rate. If at least three quotations are provided, the rate for that interest determination date will be the arithmetic mean of the quotations, eliminating the highest quotation
          (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest); or

     (3) if such Constant Maturity Swap Rate is not determinable for a particular interest determination date under clauses (1) and (2) above, then such interest determination date shall be the first U.S.
          Government Securities business day preceding the original interest determination date for which the Constant Maturity Swap Rate can be determined under clauses (1) and (2) above.

     "U.S. Government Securities business day" means any day except for Saturday, Sunday, or a day on which The Bond Market Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

     "Representative amount" means an amount that is representative for a single transaction in the relevant market at the relevant time.

     "Reference banks" mean five leading swap dealers in the New York City interbank market, selected by the calculation agent, after consultation with Allstate Life.

     Federal Funds Open Rate

     "Federal  Funds Open Rate" means the rate set forth on  Moneyline  Telerate
Page 5 for an interest reset date underneath the caption "FEDERAL FUNDS" in the row titled "OPEN". If the rate is not available for an interest reset date, the rate for that interest reset date shall be the Federal Funds Rate as determined below.

     Federal Funds Rate

     "Federal Funds Rate" means:

     (1)  the rate as of the particular  interest  determination date for United
          States  dollar  federal  funds as  published  in  H.15(519)  under the
          caption  "Federal  Funds   (Effective)"  and  displayed  on  Moneyline
          Telerate (or any successor  service) on page 120 (or any other page as may replace the specified page on that service)  ("Moneyline  Telerate
          Page 120"); or

     (2)  if the rate  referred to in clause (1) does not so appear on Moneyline
          Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate as of the particular interest determination date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective);" or

     (3)  if the rate  referred  to in clause  (2) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate as of the particular interest determination date calculated by the calculation agent

                                      S-31

          as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include the Agents or their affiliates), selected by the calculation agent prior to 9:00 A.M., New York City time, on the business day following that interest determination date;
          or

     (4) if the brokers so selected by the calculation agent are not quoting as mentioned in clause (3), the Federal Funds Rate in effect on the particular interest determination date; provided that if no Federal
          Funds Rate is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

     LIBOR

     "LIBOR" means:

     (1)  if "LIBOR Moneyline  Telerate" is specified in the applicable  pricing
          supplement  or  if  neither  "LIBOR  Reuters"  nor  "LIBOR   Moneyline
          Telerate" is specified in the  applicable  pricing  supplement  as the method  for  calculating  LIBOR,  the rate for  deposits  in the LIBOR currency having the index maturity specified in the applicable pricing supplement,  commencing  on the  related  interest  reset  date,  that appears  on the  LIBOR  page as of 11:00  A.M.,  London  time,  on the particular interest determination date; or

     (2)  if "LIBOR Reuters" is specified in the applicable pricing  supplement,
          the  arithmetic   mean  of  the  offered  rates,   calculated  by  the
          calculation agent, or the offered rate, if the LIBOR page by its terms provides  only for a single rate,  for deposits in the LIBOR  currency having  the  particular  index  maturity,  commencing  on the  related interest  reset date,  that appear or appears,  as the case may be, on the  LIBOR  page as of 11:00  A.M.,  London  time,  on the  particular interest determination date; or

     (3) if fewer than two offered rates appear, or no rate appears, as the case may be, on the particular interest determination date on the LIBOR page as specified in clause (1) or (2), as applicable, the rate calculated by the calculation agent of at least two offered quotations obtained by the calculation agent after requesting the principal
          London offices of each of four major reference banks (which may include affiliates of the Purchasing Agent), in the London interbank market to provide the calculation agent with its offered quotation for deposits in the LIBOR currency for the period of the particular index maturity, commencing on the related interest reset date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that interest determination date and in a principal amount that is representative for a single transaction in the LIBOR currency in that market at that time; or

     (4) if fewer than two offered quotations referred to in clause (3) are provided as requested, the rate calculated by the calculation agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable principal financial center, on the particular interest determination date by three major banks (which may include affiliates of the Purchasing Agent), in that principal financial center selected by the calculation agent for loans in the LIBOR currency to leading European banks, having the particular index maturity and in a principal amount that is representative for a single transaction in the LIBOR currency in that market at that time; or

     (5) if the banks so selected by the calculation agent are not quoting as mentioned in clause (4), LIBOR in effect on the particular interest determination date; provided that if no LIBOR is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

     "LIBOR currency" means United States dollars.

     "LIBOR page" means either:

     (1) if "LIBOR Reuters" is specified in the applicable pricing supplement, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified in the applicable pricing supplement (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR currency; or

                                      S-32

     (2) if "LIBOR Moneyline Telerate" is specified in the applicable pricing supplement or neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified in the applicable pricing supplement as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified in the applicable pricing supplement
          (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR currency.

     "London banking day" means a day on which commercial banks are open for business (including dealings in the LIBOR currency) in London.

     Prime Rate

     "Prime Rate" means:

     (1) the rate on the particular interest determination date as published in H.15(519) under the caption "Bank Prime Loan;" or

     (2)  if the rate  referred  to in clause  (1) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate on the particular interest determination date as published in H.15 Daily
          Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank
          Prime Loan;" or

     (3)  if the rate  referred  to in clause  (2) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate on
          the  particular   interest   determination   date  calculated  by  the
          calculation  agent as the  arithmetic  mean of the  rates of  interest publicly  announced by each bank that appears on the Reuters Screen US
          PRIME 1 Page (as defined below) as the applicable bank's prime rate or base  lending  rate as of 11:00  A.M.,  New York  City  time,  on that interest determination date; or

     (4)  if fewer than four rates referred to in clause (3) are so published by
          3:00 P.M.,  New York City time, on the related  calculation  date, the rate  calculated by the calculation  agent as the particular  interest
          determination   date  calculated  by  the  calculation  agent  as  the
          arithmetic mean of the prime rates or base lending rates quoted on the basis of the  actual  number of days in the year  divided by a 360-day year as of the close of business on that interest  determination  date by three major banks (which may include  affiliates of the  Purchasing
          Agent) in The City of New York selected by the calculation agent; or

     (5) if the banks so selected by the calculation agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the particular interest determination date; provided that if no Prime Rate is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

     "Reuters  Screen US PRIME 1 Page" means the  display on the Reuter  Monitor
Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

     Treasury Rate

     "Treasury Rate" means:

     (1) the rate from the auction held on the Treasury Rate interest determination date (the "Auction") of direct obligations of the United
          States ("Treasury Bills") having the index maturity specified in the applicable pricing supplement under the caption "INVESTMENT RATE" on the display on Moneyline Telerate (or any successor service) on page
          56 (or  any  other  page as may  replace  that  page on that  service)
          ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 57"); or

     (2)  if the rate  referred  to in clause  (1) is not so  published  by 3:00
          P.M.,  New York City time, on the related  calculation  date, the Bond
          Equivalent  Yield (as  defined  below) of the rate for the  applicable
          Treasury  Bills  as  published  in  H.15  Daily  Update,   or  another
          recognized  electronic  source used for the purpose of displaying  the
          applicable    rate,    under    the    caption    "U.S.     Government
          Securities/Treasury Bills/Auction High;" or

                                      S-33

     (3)  if the rate  referred  to in clause  (2) is not so  published  by 3:00
          P.M.,  New York City time, on the related  calculation  date, the Bond
          Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury; or

     (4) if the rate referred to in clause (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular interest determination date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury
          Bills/Secondary Market;" or

     (5)  if the rate  referred  to in clause  (4) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate on the particular interest  determination date of the applicable Treasury
          Bills  as  published  in H.15  Daily  Update,  or  another  recognized electronic  source used for the purpose of displaying  the  applicable
          rate,   under  the  caption   "U.S.   Government   Securities/Treasury
          Bills/Secondary Market;" or

     (6)  if the rate  referred  to in clause  (5) is not so  published  by 3:00
          P.M., New York City time, on the related calculation date, the rate on
          the  particular   interest   determination   date  calculated  by  the
          calculation  agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately  3:30 P.M., New
          York City time, on that interest  determination date, of three primary
          United States  government  securities  dealers  (which may include the
          Purchasing Agent or its affiliates) selected by the calculation agent, for the issue of Treasury Bills with a remaining  maturity  closest to the index maturity specified in the applicable pricing supplement; or

     (7) if the dealers so selected by the calculation agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular interest determination date; provided that if no Treasury Rate is then in effect, the interest rate that will be effective as of the next interest reset date will be the initial interest rate.

     "Bond  Equivalent   Yield"  means  a  yield  (expressed  as  a  percentage)
calculated in accordance with the following formula:

          Bond Equivalent Yield =                D x N                 x 100
                                  -------------------------------------
                                             360 - (D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable interest reset period.

Discount Notes

     The trusts may from time to time issue series of notes ("discount notes") that have an issue price (as specified in the applicable pricing supplement) that is less than 100% of the principal amount thereof (i.e. par) by more than a percentage equal to the product of 0.25% and the number of full years to the stated maturity date. A series of discount notes may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance. The difference between the issue price of a series of discount notes and par is referred to as the "discount." In the event of redemption, repayment or acceleration of maturity of a series of discount notes, the amount payable to the holders of such series of discount notes will be equal to the sum of:

     o    the issue price  (increased  by any accruals of discount)  and, in the event  of  any  redemption  of  such  series  of  discount  notes,  if applicable,  multiplied  by  the  initial  redemption  percentage  (as
          adjusted   by  the  annual   redemption   percentage   reduction,   if
          applicable); and

     o any unpaid interest accrued on such series of discount notes to the date of the redemption, repayment or acceleration of maturity, as the case may be.

     For purposes of determining the amount of discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity occurs for a series of discount notes, a discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the initial period (as defined below), corresponds to the shortest period between interest payment dates for the applicable series of discount notes (with ratable accruals within a compounding period), a coupon rate equal to the initial

                                      S-34

coupon  rate  applicable  to the  applicable  series  of  discount  notes and an assumption  that the  maturity  of such  series of  discount  notes  will not be accelerated.  If the period from the date of issue to the first interest payment date for a series of discount  notes (the "initial  period") is shorter than the compounding period for such series of discount notes, a proportionate  amount of the yield for an entire  compounding  period  will be  accrued.  If the  initial period is longer than the  compounding  period,  then the period will be divided into a regular compounding period and a short period with the short period being treated as provided in the  preceding  sentence.  The accrual of the  applicable discount may differ from the accrual of original  issue discount for purposes of the Code, certain series of discount notes may not be treated as having original issue discount within the meaning of the Code, and certain series of notes other than discount  notes may be treated as issued with original  issue  discount for
federal   income  tax  purposes.   See  "United   States   Federal   Income  Tax
Considerations."

Withholding Tax; No Payment of Additional Amounts

     All amounts due in respect of the notes of a series will be made without withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority in the United
States having the power to tax on payments on the notes unless the withholding or deduction is required by law. An issuing trust will not pay any additional amounts to holders of any series of notes in the event that any withholding or deduction is so required by law, regulation or official interpretation thereof, and the imposition of a requirement to make any such withholding or deduction will not give rise to any independent right or obligation to redeem the notes of such series.

Security; Non-Recourse Obligations

     The notes of a series will represent the obligations of the issuing trust only, and will not be guaranteed by any person or entity. The obligations under each series of notes will be secured by all of the rights and title of the issuing trust in one or more funding agreements issued by Allstate Life and other rights and assets included in the applicable collateral held in the issuing trust.

     The issuing  trust will,  from time to time and upon advice of counsel,  at
the  trust's  expense,   execute,   deliver,  file  and  record  any  statement,
assignment,  instrument,  document,  agreement or other paper and take any other action, (including, without limitation, any filings of financing or continuation statements)  that from time to time may be necessary or  desirable,  or that the indenture trustee may reasonably request, in order to create, preserve, perfect, confirm or validate a security interest or to enable the holder of its series of notes to obtain the full benefits of the applicable indenture,  or to enable the indenture trustee to exercise and enforce any of its rights, powers and remedies under the indenture  with respect to the  applicable  collateral.  To the extent permitted by applicable law, the issuing trust authorizes the indenture  trustee to execute and file financing statements or continuation  statements without the trust's signature appearing thereon and will agree that a carbon,  photographic, photostatic or other reproduction of the applicable  indenture or of a financing statement is  sufficient as a financing  statement.  The issuing trust shall pay the costs of, or  incidental  to, any  recording  or filing of any  financing or continuation statements concerning any of the applicable collateral.

     Since Allstate Life will be the sole obligor under the funding agreements, the ability of a trust to meet its obligations, and your ability to receive payments from such trust, with respect to a particular series of notes, will be principally dependent upon Allstate Life's ability to perform its obligations under each applicable funding agreement held by the issuing trust. Despite this, you will have no direct contractual rights against Allstate Life under any such funding agreement. Pursuant to the terms of each funding agreement, recourse rights to Allstate Life will belong to the issuing trust, its successors and permitted assignees. In connection with the offering and sale of a series of notes, the issuing trust will pledge, collaterally assign and grant a security interest in the collateral for such series of notes to the indenture trustee for the benefit of the holders of the applicable series of notes and any other person for whose benefit the indenture trustee is or will be holding the collateral. Accordingly, recourse to Allstate Life under each such funding agreement will be enforceable only by the indenture trustee as a secured party for the benefit of holders of such series of notes and any other person for whose benefit the indenture trustee is or will be holding the collateral.

     Nonetheless, since Allstate Life is a registrant, purchasers of notes may be able to proceed directly against Allstate Life to enforce their rights under the Federal securities laws and their rights under the Federal securities laws will be no different than if they purchased the underlying funding agreements directly from Allstate Life.

Survivor's Option

     The "survivor's option" is a provision in a note pursuant to which the issuing trust agrees to repay that note in whole or in part prior to maturity, if requested, following the death of the beneficial owner of the note, so long as the note was held

                                      S-35

by the beneficial owner for a period of at least six months prior to the death of the beneficial owner. Unless otherwise specified in the applicable pricing supplement, the estate of the deceased beneficial owner of a note will be eligible to exercise the survivor's option.

     Subject to the limitations described below, upon the valid exercise of the survivor's option, the proper tender of that note for repayment and the tender and acceptance of that portion of the funding agreement(s) related to such note, the issuing trust will repay any of its notes pursuant to the survivor's option by or on behalf of a person that has the legal authority to act on behalf of the note's deceased owner. Unless otherwise specified in the applicable pricing supplement, the repurchase price will be 100% of the unpaid principal amount plus accrued interest to, but excluding, the date of repayment.

     Unless otherwise set forth in the applicable pricing supplement for your series of notes, the funding agreement(s) securing your series of notes will contain a provision which will allow the issuing trust to tender the funding agreement(s) in whole or in part to Allstate Life. An issuing trust's ability to tender the funding agreement(s) related to a series of notes that contain a survivor's option will be subject to certain limitations set by Allstate Life.
As a result, your right to exercise the survivor's option is subject to limits set by Allstate Life with respect to the relevant funding agreement(s). Allstate
Life has the discretionary right to limit the aggregate principal amount of:

     o all funding agreements securing all outstanding series of notes issued under the Allstate Life(R) CoreNotes(R) program as to which exercises of any put option by any issuing trust shall be accepted by Allstate
          Life in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the aggregate principal amount of all funding agreements securing all outstanding series of notes issued under the Allstate Life(R) CoreNotes(R) program as of the end of the most recent calendar year or such other greater amount as determined in accordance with the applicable funding agreement(s) and set forth in the applicable pricing supplement;

     o the funding agreement(s) securing the notes as to which exercises of any put option by the applicable trust attributable to notes as to which the survivor's option has been exercised by the authorized representative of any individual deceased beneficial owner to $250,000 in any calendar year or such other greater amount as determined in accordance with the applicable funding agreement(s) and set forth in the applicable pricing supplement; and

     o the funding agreement(s) securing a series of notes as to which exercises of any put option by the applicable trust shall be accepted in any calendar year to an amount as set forth in the applicable funding agreement(s) and the applicable pricing supplement.

     In any such event, each trust shall similarly be required to limit the aggregate principal amount of notes as to which exercises of the survivor's option shall be accepted by it.

     In addition, the exercise of the survivor's option will not be permitted for a principal amount less than $1,000 or if such exercise will result in a note with a principal amount of less than $1,000 to remain outstanding. All other questions, other than with respect to the right to limit the aggregate principal amount of notes subject to the survivor's option that will be accepted as to any series of notes or in any calendar year, regarding the eligibility or validity of any exercise of the survivor's option will be determined by the administrator of the issuing trust, in its sole discretion, which determination will be final and binding on all parties. The indenture trustee, upon written request by the authorized representative of the deceased beneficial owner of notes, will request the administrator to provide the status of the remaining program and series limitations for such calendar year on the exercise of any survivor's option.

     The issuing trust will accept elections to exercise the survivor's option in the order received by the administrator of the issuing trust. Notes that are not repaid in any calendar year due to the application of the limits described above will be treated as though they had been tendered on the first day of the following calendar year in the order in which they were originally tendered.
Subject to the limitations described above, notes accepted for repayment will be repaid on the first interest payment date that occurs 20 or more calendar days after the date of acceptance.

     If repayment of a note submitted for repayment pursuant to a valid exercise of the survivor's option is not accepted or is to be delayed, the administrator of the issuing trust will deliver a written notice by first-class mail to the depositary that states the reason that repayment of that particular note has not been accepted or will be delayed.

     A valid exercise of the survivor's option may not be withdrawn.

                                      S-36

     To exercise the survivor's option with respect to a book-entry note, the deceased owner's authorized person must provide the following items to the DTC
"participant" through which the relevant beneficial interest is owned (for a discussion of DTC and its participants, see "--About the Depositary"):

     o a written instruction to the participant to notify DTC of the authorized person's desire to obtain a payment pursuant to the exercise of the survivor's option;

     o appropriate evidence (a) that the person has authority to act on behalf of the deceased owner, (b) of the death of the beneficial owner, (c) that the deceased was the beneficial owner of the notes at the time of death and (d) that the beneficial owner acquired the interest in the note at least six months prior to the date of death of such beneficial owner;

     o if the beneficial interest in the relevant note is held by a nominee of the deceased owner, a certificate from the nominee attesting to the deceased owner's ownership of a beneficial interest in that note;

     o a written request for repayment signed by the authorized person for the deceased owner with signature guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States;

     o    if applicable, a properly executed assignment or endorsement;

     o tax waivers and any other instruments or documents reasonably required to establish the validity of the ownership of the beneficial interest in the related note and the claimant's entitlement to payment; and

     o    any  additional   information  reasonably  required  to  document  the
          ownership or authority to exercise the survivor's  option and to cause the repayment of the related note.

     In turn, on the basis of this information, the participant will be required to deliver to the indenture trustee a properly completed repayment election form to exercise the survivor's option, together with evidence satisfactory to the indenture trustee from the participant stating that it represents the deceased owner of the beneficial interest in the relevant note. The indenture trustee will then deliver these items to the administrator of the issuing trust and will provide the administrator of the issuing trust with any additional information
(after receipt from the participant) the administrator may request in connection with such exercise.

     Apart  from  Allstate  Life's  discretionary  right to limit the  principal amount of funding  agreements  securing  notes as to which  exercises of any put option by the  issuing  trusts  attributable  to notes to which  the  survivor's
option  may  be  exercised  in  any  calendar  year  as  described   above,  the
administrator  will determine all other  questions  regarding the eligibility or
validity  of  any  exercise  of  the  survivor's  option.  The   administrator's
determination will be final and binding on all parties.

     The death of a person owning a note in joint tenancy or tenancy by the entirety with another or others will be treated as the death of the owner of that note, and the entire principal amount so owned will be eligible for repayment.

     The death of a person owning a note by tenancy in common will be treated as the death of the owner of that note only with respect to the deceased owner's interest in the note held by tenancy in common. However, if a note is held by husband and wife as tenants in common, the death of either spouse will be treated as the death of the owner of the note and the entire principal amount so owned will be eligible for repayment.

     The death of a person who was a lifetime beneficiary of a trust that owns a note will be treated as the death of the owner of the note to the extent of that person's interest in the trust. The death of a person who was a tenant by the entirety or joint tenant in a tenancy which is the beneficiary of a trust that owns a note will be treated as the death of the owner of the note. The death of an individual who was a tenant in common in a tenancy which is the beneficiary of a trust that owns a note will be treated as the death of the owner of the note only with respect to the deceased person's beneficial interest in the note, unless a husband and wife are the tenants in common, in which case the death of either will be treated as the death of the owner of the note.

                                      S-37

     The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of a note will be treated as the death of the owner of the note if the beneficial interest can be established to the administrator's satisfaction. This will be done in typical cases of nominee ownership, such as ownership under the Uniform Transfers of Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife and lifetime custodial and trust arrangements.

     The applicable participant will be responsible for disbursing payments received from the indenture trustee to the authorized person for the deceased owner.

     Annex A to this prospectus supplement is the repayment election form for use by DTC participants in exercising the survivor's option. Copies of this form may be obtained from the administrator at AMACAR Pacific Corp., 6525 Morrison
Blvd., Suite 318, Charlotte, NC 28211 (telephone (704) 365-0569, facsimile (704)
365-1632).

Redemption, Repayment and Repurchase of Notes

     Unless otherwise specified in the applicable pricing supplement, the notes of a series will not be redeemable, except at the applicable maturity date, when all notes of such series will be redeemed.

Optional Redemption by the Issuer; No Sinking Fund

     If an initial redemption date is specified in the applicable pricing supplement and provided for in the applicable funding agreement(s), the issuing trust may redeem the particular series of notes prior to its stated maturity date at its option on any date on or after that initial redemption date in whole or from time to time in part in increments of $1,000 or any other integral multiple of an authorized denomination specified in the applicable pricing supplement (provided that any remaining principal amount thereof shall be at least $1,000 or other minimum authorized denomination applicable thereto), at the applicable redemption price (as defined below), together with unpaid interest accrued thereon to the date of redemption. "Redemption price," with respect to a series of notes, means an amount equal to the initial redemption percentage specified in the applicable pricing supplement (as adjusted by the annual redemption percentage reduction, if applicable) multiplied by the unpaid principal amount thereof to be redeemed. The initial redemption percentage, if any, applicable to a series of notes shall decline at each anniversary of the initial redemption date by an amount equal to the applicable annual redemption percentage reduction, if any, until the redemption price is equal to 100% of the unpaid amount thereof to be redeemed. For a discussion of the redemption of discount notes, see "--Discount Notes."

     No series of notes will be subject to, or entitled to the benefit of, any sinking fund unless otherwise indicated in the applicable pricing supplement.

     The applicable pricing supplement may provide that the notes of a series may be redeemed by the issuing trust and the terms of such redemption. If so specified, the issuing trust will give a notice of redemption to each holder of the notes to be redeemed not less than 30 days nor more than 60 days prior to the date fixed for redemption.

     Each trust may issue a series of notes which may be redeemed by the issuing trust when 25% or more of the original principal balance of such notes is outstanding, which are referred to herein as "callable" notes. If a trust issues a series of callable notes, such trust will include the word "callable" in the title of such series of notes in the applicable pricing supplement. Unless otherwise specified in the applicable pricing supplement, such series of notes will otherwise be subject to the redemption provisions described above.

Repayment at Option of Holder

     Except for the survivor's option, the notes of a series will not provide any holder with the option to have the issuing trust repay the note on a date or dates specified prior to its maturity date. If the applicable pricing supplement specifies that a particular series of notes will have a survivor's option, the relevant funding agreement will provide for such pre-payment of amounts due under the notes.

     None of the trusts will issue notes that may be repaid at the option of the holders prior to the stated maturity date if such issuance would cause the relevant trust to fail to satisfy the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder.

                                      S-38

Repurchase of Notes

     Each trust may purchase some or all notes of a series issued by such trust in the open market or otherwise at any time, and from time to time, with the prior written consent of Allstate Life as to both the making of such purchase and the purchase price to be paid for such notes. If Allstate Life, in its sole discretion, consents to such purchase of notes by the issuing trust, then such trust, the indenture trustee and Allstate Life will be obligated to take such actions as may be necessary or desirable to effect the prepayment of such portion, or the entirety, of the current Principal Amount (as defined in the applicable funding agreement) under each applicable funding agreement as may be necessary to provide for the payment of the purchase price for such notes. Upon such payment, the Principal Amount under each funding agreement shall be reduced by an amount equal to the aggregate principal amount of the notes as purchased
(or the portion thereof applicable to such funding agreement).

Other/Additional Provisions; Addendum

     Any provisions with respect to the notes of a series, including the specification and determination of one or more interest rate bases, the calculation of the interest rate applicable to a series of notes that bears interest at floating rates, the interest payment dates, the stated maturity date, any redemption or repayment provisions or any other term relating to the applicable series of notes, may be modified and/or supplemented as specified under "Other/Additional Provisions" on the face thereof or in an addendum relating thereto, if so specified on the face thereof and, in each case, described in the applicable pricing supplement.

Book-Entry Notes

     Each trust will establish a depositary arrangement with the DTC with respect to the book-entry notes, the terms of which are summarized below.

     All book-entry notes having the same terms will be represented by one or more global securities. Each global security will be deposited with, or on behalf of, DTC and will be registered in the name of DTC or its nominee. No global security may be transferred or exchanged except by DTC or a nominee of DTC to DTC or to another nominee of DTC, or by DTC or another nominee of DTC to a successor of DTC or a nominee of a successor to DTC. So long as DTC or its nominee is the registered holder of a global security, DTC or its nominee will be the sole owner of the related book-entry notes for all purposes under the indenture. Except as otherwise provided below, the beneficial owners of the book-entry notes will not be entitled to receive definitive notes and will not be considered the registered holders of the book-entry notes for any purpose under the indenture and no global security representing book-entry notes will be exchangeable or transferable. As a result, to exercise any rights of a registered holder under the indenture a beneficial owner must rely on the procedures of DTC and, if the beneficial owner is not a participant, on the procedures of the participant or participants through which the beneficial owner owns its interest. The laws of some jurisdictions require that some purchasers of securities take physical delivery of securities in definitive form. These laws may limit the ability to transfer beneficial interests in book-entry notes.

     Each global security representing book-entry notes will be exchangeable for definitive notes only if:

     o subject to the procedures of DTC, the issuing trust notifies the indenture trustee that the issuing trust wishes in its sole discretion to exchange the global security for definitive notes;

     o an event of default on the notes of that series has occurred and not been cured; or

     o DTC notifies the issuing trust that it is unwilling or unable to continue as a clearing system for the global securities, or it ceases to be a clearing agency registered under the Exchange Act and, in either case, a successor clearing system is not appointed by the issuing trust within 60 days after receiving the notice from DTC or becoming aware that DTC is no longer registered.

     If any of these events occurs, the issuing trust will print and deliver definitive notes. Definitive notes issued under these circumstances will be registered in the names of the beneficial owners of the related global securities as provided to the indenture trustee by the participants identified by DTC.

About the Depositary

     The following is based on information furnished by DTC:

                                      S-39

     DTC will act as securities depository for the book-entry notes. The book-entry notes will be issued as fully registered securities in the name of Cede & Co. (DTC's nominee) or another name requested by DTC. One fully registered global security will be issued for each issue of book-entry notes in the aggregate principal amount of that issue and will be deposited with, or on behalf of, DTC. If the aggregate principal amount of any issue exceeds DTC's limit for a single global security, then the global securities will be issued in the form of one or more global securities having a principal amount equal to DTC's limit and an additional global security representing any remaining principal amount.

     DTC is a limited-purpose trust company organized under the New York Banking
Law, a "banking  organization" within the meaning of the New York Banking Law, a member of the  Federal  Reserve  System,  a  "clearing  corporation"  within the meaning  of the  New  York  Uniform  Commercial  Code  and a  "clearing  agency"
registered  pursuant to the  provisions  of Section 17A of the Exchange Act. DTC holds  securities  that  its  direct  participants  deposit  with  it.  DTC also
facilitates  the  settlement  among  direct   participants  of  transactions  in
deposited  securities,   such  as  transfers  and  pledges,  through  electronic
computerized   book-entry  changes  in  direct  participants'   accounts.   This
eliminates  the need for physical  movement of  securities  certificates.  DTC's direct  participants  include  securities  brokers  and dealers  (including  the
Purchasing  Agent),  banks,  trust  companies,  clearing  corporations and other organizations.  DTC is owned by a number of its direct  participants  and by the
New York Stock Exchange,  Inc., the American Stock Exchange LLC and NASD. Access
to DTC's  system is also  available  to others  such as  securities  brokers and dealers,  banks and trust  companies  that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The rules applicable to DTC and its direct and indirect  participants are on file with the
SEC.

     Under DTC's system, purchases of book-entry notes must be made by or through direct participants, which will receive a credit for the book-entry notes on DTC's records. The ownership interest of the actual purchaser is in turn recorded on the records of the direct and indirect participants. Beneficial owners will not receive written confirmation from DTC of their purchase, but are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participants through which they entered into the transaction. Transfers of ownership interests in book-entry notes are accomplished by entries made on the books of the direct and indirect participants acting on behalf of the beneficial owners. Beneficial owners will not receive definitive notes unless use of the book-entry system is discontinued as described above.

     To facilitate subsequent transfers, all global securities representing the book-entry notes deposited with, or on behalf of, DTC will be registered in the name of DTC's nominee, Cede & Co., or any other name that DTC requests. The deposit of global securities with, or on behalf of, DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the book-entry notes; DTC's records reflect only the identity of the direct participants to whose accounts the book-entry notes are credited, which may or may not be the beneficial owners.
DTC's participants are responsible for keeping account of their holdings on behalf of their customers.

     Conveyance  of  notices  and  other   communications  from  DTC  to  direct
participants,  from direct participants to indirect participants and from direct participants  and indirect  participants  to  beneficial  owners are governed by
arrangements   among  them  and  are  subject  to   statutory   and   regulatory
requirements.

     Neither DTC nor Cede & Co. will consent or vote with respect to global securities. Under its usual procedures, DTC mails an omnibus proxy to a company as soon as possible after a record date. The omnibus proxy assigns Cede & Co.'s consenting or voting rights to those direct participants to whose accounts the book-entry notes are credited on the record date (identified in a listing attached to the omnibus proxy).

     The  issuing  trust  will  make  payments  on  the  global   securities  in
immediately  available  funds to Cede & Co. or any other  nominee  named by DTC.
DTC's  practice is to credit  direct  participants'  accounts on the  applicable payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive  payment on that date.
Payments  by  participants  to  beneficial   owners  are  governed  by  standing
instructions and customary practices and are subject to statutory and regulatory requirements.  The issuing trust and the trustee are responsible only for making payments to DTC, DTC is responsible for disbursing  those payments to its direct participants and the direct  participants  (and any indirect  participants)  are solely responsible for disbursing those payments to the beneficial owners.

     Any redemption notices will be sent to Cede & Co. If less than all of the book-entry notes having the same terms are being redeemed, DTC's current practice is to determine by lot the amount of the interest of each direct participant in those notes to be redeemed.

                                      S-40

     A beneficial owner must give notice of any election to have its book-entry notes repaid through its participant to the trustee. Delivery of the book-entry notes will be effected by causing the relevant direct participant to transfer the relevant part of its interest in the global securities to the trustee on DTC's records.

     DTC may discontinue providing its services as securities depository with respect to a series of notes at any time by giving reasonable notice to the issuing trust or the indenture trustee. If the issuing trust does not obtain a successor securities depository, it will print and deliver definitive notes of such series.

     The issuing trust may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). If the issuing trust does so, it will print and deliver definitive notes.


                                      S-41



                      DESCRIPTION OF THE FUNDING AGREEMENTS

     Each trust will use the net  proceeds  from the  issuance  of its series of notes  to the  public  to  purchase  from  Global  Funding  one or more  funding agreements  issued  by  Allstate  Life.  The  funding  agreement(s)  will have a principal  amount equal to the principal  amount of the related series of notes.
The  funding   agreement(s)   will   otherwise  have  payment  and  other  terms
substantially  similar to the related series of notes. The funding  agreement(s)
may be interest bearing or non-interest  bearing and, if interest  bearing,  may bear interest at fixed or floating rates.  The calculation of the interest rate, the due dates for payments and other payment terms on the funding agreement will be determined in the manner substantially  similar to that described above under
"Description  of the  Notes."  An amount  equal to the  principal  amount of the funding  agreement  plus  accrued  but  unpaid  interest,  if any,  and  accrued discount,  if any (in the case of a discount funding  agreement) will be payable on its maturity date, as specified in the applicable pricing supplement.

     The funding agreement(s) will have a principal amount equal to the principal amount of the related series of notes. The funding agreement(s) will otherwise have payment and other terms substantially similar to the related series of notes. For a more detailed discussion of the funding agreements, see
"Description of the Funding Agreement" in the accompanying prospectus.


                                      S-42



                 UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     This section  provides a discussion of the material  United States  Federal income tax consequences of the purchase, ownership and disposition of the notes.
This  summary is based upon laws,  regulations,  rulings  and  decisions  now in effect,  all of which are  subject to change  (including  changes  in  effective dates) or possible differing interpretations. This summary deals only with notes held as capital  assets and does not purport to deal with persons in special tax situations, such as financial institutions,  partnerships,  insurance companies, regulated  investment  companies,  dealers in securities or currencies,  persons holding notes as a hedge against currency risks or as a position in a "straddle"
for tax purposes,  or persons whose functional currency is not the United States dollar.  It also does not deal with  holders  other than initial  purchasers  of notes (except where  otherwise  specifically  noted).  Persons  considering  the purchase of the notes  should  consult  their own tax  advisors  concerning  the application  of  United  States  Federal  income  tax laws to  their  particular
situations  as  well  as  any  consequences  of  the  purchase,   ownership  and
disposition   of  the  notes   arising  under  the  laws  of  any  other  taxing
jurisdiction.  This summary does not consider the United States  Federal  income tax  consequences  of the  purchase,  ownership  or  disposition  of a note by a partnership.  If a partnership holds a note, the tax treatment of a partner will generally  depend  upon the  status of the  partner  and the  activities  of the partnership.  Partnerships holding a note, and partners in a partnership holding a note, should consult their tax advisors.

     As used herein, the term "U.S. Holder" means a beneficial owner of a note that is for United States Federal income tax purposes:

     o    a citizen or resident of the United States;

     o    a corporation (including an entity treated as a corporation for United
          States Federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

     o an estate whose income is subject to United States Federal income tax regardless of its source; or

     o subject to applicable transition rules, a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

     As used in this section, the term "non-U.S. Holder" means a beneficial owner of a note that is an individual, a corporation, an estate or trust that is not a U.S. Holder.

Classification of the Issuer and Notes

     In the opinion of LeBoeuf, Lamb, Greene & MacRae LLP, special tax counsel to Global Funding, under current law and based on certain facts and assumptions contained in such opinion:

     o    Global  Funding  and each  trust will be  ignored  for  United  States
          Federal income tax purposes and will not be treated as an association or a publicly traded partnership taxable as a corporation; and

     o the notes will be classified as indebtedness of Allstate Life for United States Federal income tax purposes.

     Allstate Life, Global Funding and each trust agree, and each holder and beneficial owner of notes by purchasing the notes agrees, for all United States
Federal, state and local income and franchise tax purposes (i) to treat the notes as indebtedness of Allstate Life, (ii) Global Funding and each trust will be ignored and will not be treated as an association or a publicly traded partnership taxable as a corporation and (iii) to not take any action inconsistent with the treatment described in (i) and (ii) unless otherwise required by law. The remainder of this discussion assumes the notes are properly treated as indebtedness of Allstate Life for all United States Federal income tax purposes.

     An opinion of tax counsel is not binding on the  Internal  Revenue  Service
(the "IRS") or the courts, and no ruling on any of the consequences or issues discussed below will be sought from the IRS. The IRS might assert that each trust should be treated as a separate grantor trust for United States Federal income tax purposes, in which case the holders of beneficial interests in the notes related to such trust would be treated as owning a pro rata undivided interest in the assets of such trust. In such a case, the tax consequences to beneficial owners of the notes would not be materially different than those described herein. Persons considering the purchase of notes should consult their own tax advisors about the United States Federal

                                      S-43

income tax consequences of an investment in the notes and the application of United States Federal income tax laws, as well as the laws of any state, local or foreign taxing jurisdictions, to their particular situations.

U.S. Holders

     Payments of Interest

     Except as described below, payments of interest on a note generally will be taxable to a U.S. Holder as ordinary interest income at the time such payments are accrued or are received (in accordance with the U.S. Holder's regular method of tax accounting).

     Discount Notes

     The following summary is a general discussion of the United States Federal income tax consequences to U.S. Holders of the purchase, ownership and disposition of notes issued with original issue discount ("discount notes").

     For United States  Federal  income tax purposes,  original  issue  discount
("OID") is the excess of the stated redemption price at maturity of a note over its issue price, if such excess equals or exceeds a de minimis amount (generally
1/4 of 1% of the note's stated redemption price at maturity multiplied by the number of complete years to its maturity from its issue date or, in the case of a note providing for the payment of any amount other than qualified stated interest (as defined below) prior to maturity, multiplied by the weighted average maturity of such note). The issue price of each note in an issue of notes equals the first price at which a substantial amount of such notes has been sold (ignoring sales to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents, or wholesalers). The stated redemption price at maturity of a note is the sum of all payments provided by the note other than "qualified stated interest" payments. The term "qualified stated interest" generally means stated interest that is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually at a single fixed rate. In addition, if a note bears interest for one or more accrual periods at a rate below the rate applicable for the remaining term of such note (e.g., notes with teaser rates or interest holidays), and if the greater of either the resulting foregone interest on such note or any "true" discount on such note (i.e., the excess of the note's stated principal amount over its issue price) equals or exceeds a specified de minimis amount, then some or all of the stated interest on the note would be treated as OID rather than qualified stated interest.

     Payments  of  qualified  stated  interest  on a note are  taxable to a U.S.
Holder as ordinary  interest income at the time such payments are accrued or are
received  (in  accordance  with  the  U.S.   Holder's   regular  method  of  tax
accounting).  A U.S.  Holder of a discount  note must  include  OID in income as ordinary  interest for United States  Federal  income tax purposes as it accrues under a  constant  yield  method in  advance  of  receipt  of the cash  payments attributable to such income,  regardless of such U.S. Holder's regular method of tax accounting.  In general, the amount of OID included in income by the initial
U.S.  Holder of a  discount  note is the sum of the daily  portions  of OID with respect to such  discount  note for each day during the taxable year (or portion of the taxable  year) on which such U.S.  Holder held such  discount  note.  The
"daily  portion" of OID on any discount note is determined by allocating to each day in any accrual period a ratable portion of the OID allocable to that accrual period.  An "accrual  period"  may be of any length and the accrual  periods may vary in length over the term of the discount  note,  provided  that each accrual period is no longer than one year and each  scheduled  payment of  principal  or interest occurs either on the final day of an accrual period or on the first day of an accrual  period.  The amount of OID  allocable to each  accrual  period is generally equal to the difference between:

     o the product of the discount note's adjusted issue price at the beginning of such accrual period and its yield to maturity (determined on the basis of compounding at the close of each accrual period and appropriately adjusted to take into account the length of the particular accrual period); and

     o the amount of any qualified stated interest payments allocable to such accrual period. The "adjusted issue price" of a discount note at the beginning of any accrual period is the sum of the issue price of the discount note plus the amount of OID allocable to all prior accrual periods minus the amount of any prior payments on the discount note that were not qualified stated interest payments. Under these rules, U.S. Holders generally will have to include in income increasingly greater amounts of OID in successive accrual periods.

     A U.S. Holder who purchases a discount note for an amount that is greater than its adjusted issue price as of the purchase date and less than or equal to the sum of all amounts payable on the discount note after the purchase date other than payments of qualified stated interest, will be considered to have purchased the discount note at an "acquisition premium."

                                      S-44

Under the acquisition premium rules, the amount of OID which such U.S. Holder must include in its gross income with respect to such discount note for any taxable year (or portion thereof in which the U.S. Holder holds the discount note) will be reduced (but not below zero) by the portion of the acquisition premium properly allocable to the period.

     Floating Rate Notes

     Floating rate notes are subject to special rules whereby a floating rate note will qualify as a "variable rate debt instrument" if:

     o its issue price does not exceed the total noncontingent principal payments due under the floating rate note by more than a specified de minimis amount;

     o it provides for stated interest, paid or compounded at least annually, at current values of, one or more qualified floating rates, a single fixed rate and one or more qualified floating rate, or a single objective rate; and

     o    it does not provide for any principal payments which are contingent.

     A "qualified floating rate" is any variable rate where variations in the value of such rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the floating rate note is denominated. Although a multiple of a qualified floating rate will generally not itself constitute a qualified floating rate, a variable rate equal to the product of a qualified floating rate and a fixed multiple that is greater than .65 but not more than 1.35 will constitute a qualified floating rate. A variable rate equal to the product of a qualified floating rate and a fixed multiple that is greater than .65 but not more than 1.35, increased or decreased by a fixed rate, will also constitute a qualified floating rate. In addition, two or more qualified floating rates that can reasonably be expected to have approximately the same values throughout the term of the floating rate note (e.g., two or more qualified floating rates with values within 25 basis points of each other as determined on the floating rate note's issue date) will be treated as a single qualified floating rate. Notwithstanding the foregoing, a variable rate that would otherwise constitute a qualified floating rate but which is subject to one or more restrictions such as a maximum numerical limitation (i.e., a cap) or a minimum numerical limitation (i.e., a floor) may, under certain circumstances, fail to be treated as a qualified floating rate unless such cap or floor is fixed throughout the term of the note. An "objective rate" is a rate that is not itself a qualified floating rate but which is determined using a single fixed formula and that is based on objective financial or economic information. A rate will not qualify as an objective rate if it is based on information that is within the control of Allstate Life (or a related party) or that is unique to the circumstances of Allstate Life (or a related party), such as dividends, profits, or the value of Allstate Life's stock
(although a rate does not fail to be an objective rate merely because it is based on the credit quality of Allstate Life). In addition, if a floating rate note provides for stated interest at a fixed rate for an initial period of one year or less followed by a variable rate that is either a qualified floating rate or an objective rate and if the variable rate on the floating rate note's issue date is intended to approximate the fixed rate (e.g., the value of the variable rate on the issue date does not differ from the value of the fixed rate by more than 25 basis points), then the fixed rate and the variable rate together will constitute either a single qualified floating rate or objective rate, as the case may be.

     If a floating rate note that provides for stated interest at either a single qualified floating rate or a single objective rate throughout the term thereof qualifies as a "variable rate debt instrument" and if the interest on such note is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually, then all stated interest on the note will constitute qualified stated interest and will be taxed accordingly.
Thus, a floating rate note that provides for stated interest at either a single qualified floating rate or a single objective rate throughout the term thereof and that qualifies as a "variable rate debt instrument" will generally not be treated as having been issued with OID unless the floating rate note is issued at a "true" discount (i.e., at a price below the note's stated principal amount) in excess of a specified de minimis amount. The amount of qualified stated interest and the amount of OID, if any, that accrues during an accrual period on such a floating rate note is determined under the rules applicable to fixed rate debt instruments by assuming that the variable rate is a fixed rate equal to:

     o in the case of a qualified floating rate, the value, as of the issue date, of the qualified floating rate; or

     o in the case of an objective rate, a fixed rate that reflects the yield that is reasonably expected for the floating rate note. The qualified stated interest allocable to an accrual period is the amount of interest actually paid during such accrual period.

                                      S-45

     In general, any other floating rate note that qualifies as a "variable rate debt instrument" will be converted into an "equivalent" fixed rate debt instrument for purposes of determining the amount and accrual of OID and qualified stated interest on the floating rate note. A floating rate note is converted into an "equivalent" fixed rate debt instrument by substituting any qualified floating rate provided for under the terms of the floating rate note with a fixed rate equal to the value of the qualified floating rate as of the floating rate note's issue date. Any objective rate provided for under the terms of the floating rate note is converted into a fixed rate that reflects the yield that is reasonably expected for the floating rate note. In the case of a floating rate note that qualifies as a "variable rate debt instrument" and provides for stated interest at a single fixed rate in addition to either one or more qualified floating rates or a qualified inverse floating rate, the fixed rate is initially converted into a qualified floating rate. Under such circumstances, the qualified floating rate that replaces the fixed rate must be such that the fair market value of the floating rate note as of the floating rate note's issue date is approximately the same as the fair market value of an otherwise identical debt instrument that provides for either the qualified floating rate rather than the fixed rate. Subsequent to converting the fixed rate into either a qualified floating rate or a qualified inverse floating rate, the floating rate note is then converted into an "equivalent" fixed rate debt instrument in the manner described above.

     Once the floating rate note is converted into an "equivalent" fixed rate debt instrument pursuant to the foregoing rules, the amount of OID and qualified stated interest, if any, are determined for the "equivalent" fixed rate debt instrument by applying the general OID rules to the "equivalent" fixed rate debt instrument. A U.S. Holder of the floating rate note will account for such OID and qualified stated interest as if the U.S. Holder held the "equivalent" fixed rate debt instrument. Each accrual period appropriate adjustments will be made to the amount of qualified stated interest or OID assumed to have been accrued or paid with respect to the "equivalent" fixed rate debt instrument in the event that such amounts differ from the actual amount of interest accrued or paid on the floating rate note during the accrual period.

     If the floating rate note does not qualify as a "variable rate debt instrument" then the floating rate note would be treated as a contingent payment debt instrument. A U.S. Holder of a contingent payment debt instrument is generally required to include future contingent and noncontingent interest payments in income under the constant yield method as such interest accrues based on Allstate Life's determination of the "comparable yield" and the establishment of a "projected payment schedule" that must produce the comparable yield. The comparable yield is the yield at which Allstate Life would issue a fixed rated debt instrument with similar terms and conditions. The projected payment schedule consists of all stated principal payments and a projected amount and time for each contingent interest payment. If the actual amount of any contingent payment, once determined, differs from the projected amounts, appropriate adjustments are to be made to the amounts required to be included in gross income by the U.S. Holder. The yield, timing and amounts set forth in the projected payment schedule are for purposes of computing the OID only and are not assurances by the trusts with respect to any aspect of the notes. Because
U.S. Holders will generally be bound by Allstate Life's determination of the comparable yield and by the projected payment schedule for United States Federal income tax purposes, a U.S. Holder's income inclusions may be accelerated relative to the time payments under the notes are in fact made. The IRS has authority to disregard a projected payment schedule it determines to be unreasonable. Any gain recognized by a U.S. Holder on the sale, exchange, or retirement of a contingent payment debt instrument will be treated as interest income and all or a portion of any loss realized could be treated as ordinary loss as opposed to capital loss (depending upon the circumstances). The United
States Federal income tax treatment of floating rate notes that are treated as contingent payment debt instruments will be more fully described in the applicable pricing supplement. Purchasers of contingent payment debt instruments should carefully examine the applicable pricing supplement and should consult their own tax advisor with respect to such notes.

     Certain of the notes:

     o may be redeemable at the option of the issuing trust prior to their stated maturity (a "call option"); and/or

     o may be repayable at the option of the holder prior to their stated maturity (a "put option"). Notes containing such features may be subject to rules that differ from the general rules discussed above.

     Investors intending to purchase notes with such features should consult their own tax advisors, since the OID consequences will depend, in part, on the particular terms and features of the purchased notes.

     U.S. Holders may generally,  upon election,  include in income all interest
(including stated interest, acquisition discount, OID, de minimis OID, market discount, de minimis market discount, and unstated interest, as adjusted by any amortizable bond premium or acquisition premium) that accrues on a debt instrument by using the constant yield method applicable to OID, subject to certain limitations and exceptions.

                                      S-46

     Short-Term Notes

     Notes that have a fixed maturity of one year or less ("short-term notes") will be treated as having been issued with OID. In general, an individual or other cash method U.S. Holder is not required to accrue such OID unless the U.S. Holder elects to do so. If such an election is not made, any gain recognized by the U.S. Holder on the sale, exchange or maturity of the short-term note will be ordinary income to the extent of the OID accrued on a straight-line basis, or upon election under the constant yield method (based on daily compounding), through the date of sale or maturity, and a portion of the deductions otherwise allowable to the U.S. Holder for interest on borrowings allocable to the short-term note will be deferred until a corresponding amount of income is realized. U.S. Holders who report income for United States Federal income tax purposes under the accrual method, and certain other holders including banks and dealers in securities, are required to accrue OID on a short-term note on a straight-line basis unless an election is made to accrue the OID under a constant yield method (based on daily compounding).

     Market Discount

     If a U.S. Holder purchases a note, other than a discount note, for an amount that is less than its issue price (or, in the case of a subsequent purchaser, its stated redemption price at maturity) or, in the case of a discount note, for an amount that is less than its adjusted issue price as of the purchase date, such U.S. Holder will be treated as having purchased such note at a "market discount," unless such market discount is less than a specified de minimis amount.

     Under the market discount rules, a U.S. Holder will be required to treat any partial principal payment (or, in the case of a discount note, any payment that does not constitute qualified stated interest) on, or any gain realized on the sale, exchange, retirement or other disposition of, a note as ordinary income to the extent of the lesser of:

     o    the amount of such payment or realized gain; and

     o the market discount which has not previously been included in income and is treated as having accrued on such note at the time of such payment or disposition.

     Market discount will be considered to accrue ratably during the period from the date of acquisition to the maturity date of the note, unless the U.S. Holder elects to accrue market discount on the basis of semiannual compounding.

     A U.S. Holder may be required to defer the deduction of all or a portion of the interest paid or accrued on any indebtedness incurred or maintained to purchase or carry a note with market discount until the maturity of the note or certain earlier dispositions, because a current deduction of such holder's "net direct interest expense" is only allowed to the extent the interest expense exceeds an allocable portion of market discount. Net direct interest expense is the excess of interest paid or accrued to purchase or carry the market discount note over the interest (including OID) includible in the purchaser's gross income. A U.S. Holder may elect to include market discount in income currently as it accrues (on either a ratable or semiannual compounding basis), in which case the rules described above regarding the treatment as ordinary income of gain upon the disposition of the note, the receipt of certain cash payments and the deferral of interest deductions will not apply. Generally, such currently included market discount is treated as ordinary interest for United States
Federal income tax purposes. Such an election will apply to all debt instruments acquired by the U.S. Holder on or after the first day of the first taxable year to which such election applies and may be revoked only with the consent of the IRS.

     Premium

     If a U.S. Holder purchases a note for an amount that is greater than its stated redemption price at maturity, such U.S. Holder will generally be considered to have purchased the note with "amortizable bond premium" equal in amount to such excess. A U.S. Holder may elect to amortize such premium using a constant yield method over the remaining term of the note and may offset interest otherwise required to be included in gross income in respect of the note during any taxable year by the amortized amount of such excess for the taxable year. However, if the note may be optionally redeemed after the U.S.
Holder acquires it at a price in excess of its stated redemption price at maturity, special rules would apply which could result in a deferral of the amortization of some bond premium until later in the term of the note. Any election to amortize bond premium applies to all taxable debt instruments held or acquired by the U.S. Holder on or after the first day of the first taxable year to which such election applies and may be revoked only with the consent of the IRS.

                                      S-47

     Disposition of a Note

     Upon the sale, exchange, redemption, retirement or other disposition of a note, a U.S. Holder generally will recognize taxable gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other disposition (other than amounts representing accrued and unpaid interest, which will constitute ordinary income) and such U.S. Holder's adjusted tax basis in the note. A U.S. Holder's adjusted tax basis in a note generally will equal such U.S. Holder's initial investment in the note increased by any OID included in income (and accrued market discount, if any, if the U.S.
Holder has included such market discount in income) and decreased by the amounts of any payments, other than qualified stated interest payments, received and the amortizable bond premium taken into account with respect to such note. Such gain or loss generally will be long-term capital gain or loss if the note were held for more than one year. Non-corporate taxpayers are subject to reduced maximum rates on long-term capital gains and are generally subject to tax at ordinary income rates on short-term capital gains. The deductibility of capital losses is subject to certain limitations. Prospective investors should consult their own tax advisors concerning these tax law provisions.

     If a U.S. Holder disposes of only a portion of a note pursuant to a partial redemption or partial repayment (e.g., pursuant to the survivor's option, if applicable), such disposition will be treated as a redemption or repayment of a portion of a debt instrument. The resulting gain or loss would be calculated by assuming that the original note being tendered consists of two instruments, one that is retired (or repaid), and one that remains outstanding. The adjusted issue price, the U.S. Holder's adjusted basis, and the accrued but unpaid OID of the original note, if any, determined immediately before the disposition, would be allocated between these two instruments based on the portion of the instrument that is treated as retired by the redemption or repayment.

Non-U.S. Holders

     Payments of interest (including OID, if any) on a note received by a non-U.S. Holder that does not hold its notes in connection with the conduct of a trade or business in the United States, will generally not be subject to United
States Federal withholding tax pursuant to the "Portfolio Interest Exemption" unless:

     o the non-U.S. Holder is a direct or indirect 10% or greater shareholder of Allstate Life;

     o the non-U.S. Holder is a controlled foreign corporation related to Allstate Life;

     o    the non-U.S.  Holder is a bank receiving interest described in section
          881(c)(3)(A) of the Code; or

     o    interest  on the note is  contingent  interest  described  in  section
          871(h)(4) of the Code.

     To qualify for the Portfolio Interest Exemption from United States Federal withholding tax, the last United States payor in the chain of payment prior to payment to a non-U.S. Holder (the "withholding agent") must have received in the year in which a payment of interest or principal occurs, or in either of the two preceding calendar years, a statement that:

     o is signed by the beneficial owner of the note under penalties of perjury;

     o    certifies that such owner is not a U.S. Holder; and

     o    provides the name and address of the beneficial owner.

     The statement may be made on an IRS Form W-8BEN or a substantially similar form, and the beneficial owner must inform the withholding agent of any change in the information on the statement within 30 days of such change. If a note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide a signed statement to the withholding agent. However, in such a case, the signed statement generally must be accompanied by a copy of the IRS Form W-8BEN or the substitute form provided by the beneficial owner to the organization or institution.

     If a non-U.S. Holder cannot satisfy the requirements for eligibility for the Portfolio Interest Exemption, interest earned by such non-U.S. Holder will be subject to United States Federal withholding tax at a 30% rate unless the non-U.S. Holder provides the withholding agent with a properly executed:

                                      S-48

     o IRS Form W-8BEN claiming an exemption from or reduction in withholding under the benefit of a United States income tax treaty; or

     o IRS Form W-8ECI stating that interest paid on the note is not subject to withholding tax because it is effectively connected with the non-U.S. Holder's conduct of a trade or business in the United States.

     Notwithstanding the provision of IRS Form W-8ECI, a non-U.S. Holder that holds its notes in connection with its conduct of a trade or business in the United States will be taxed on its notes in the same manner as a U.S. Holder, and, if such non-U.S. Holder is a foreign corporation, it may also be subject to a branch profits tax equal to 30% of its effectively connected earnings and profits for the taxable year, subject to adjustments.

     Generally, a non-U.S. Holder will not be subject to United States Federal income taxes on any amount which constitutes capital gain upon the sale, exchange, redemption, retirement or other disposition of a note, provided:

     o the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. Holder; and

     o    the non-U.S.  Holder is not an individual who is present in the United
          States for 183 days or more during the taxable year.

     Certain other exceptions may be applicable, and a non-U.S. Holder should consult its tax advisor in this regard.

     The notes will not be includible in the estate of a non-U.S. Holder unless the individual is a direct or indirect 10% or greater shareholder of Allstate
Life or, at the time of such individual's death, payments in respect of the notes would have been effectively connected with the conduct by such individual of a trade or business in the United States. If any portion of the interest payable on the notes at the time of the individual's death was contingent interest, then an appropriate portion of the value of the notes would be includible in the estate of a non-U.S. Holder.

Backup Withholding and Information Reporting

     Backup  withholding  of United States  Federal income tax at the applicable backup  withholding  rate may apply to payments  made in respect of the notes to registered  owners  who are not  "exempt  recipients"  and who  fail to  provide certain  identifying  information  (such  as  the  registered  owner's  taxpayer identification  number) in the required manner.  Generally,  individuals are not exempt recipients, whereas corporations and certain other entities generally are exempt  recipients.  Payments made in respect of the notes to a U.S. Holder must be  reported  to the IRS,  unless  the U.S.  Holder  is an exempt  recipient  or
establishes  an  exemption.   Compliance  with  the  identification   procedures
described in the  preceding  section  would  establish an exemption  from backup withholding for those non-U.S. Holders who are not exempt recipients.

     In addition, upon the sale of a note to (or through) a broker, the broker must withhold at the applicable backup withholding rate of the entire purchase price, unless either the broker determines that the seller is a corporation or other exempt recipient or the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. Holder, certifies that such seller is a non-U.S. Holder (and certain other conditions are met). Such a sale must also be reported by the broker to the IRS, unless either the broker determines that the seller is an exempt recipient or the seller certifies its non-U.S. status (and certain other conditions are met). Certification of the registered owner's non-U.S. status would be made normally on an IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence.

     Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against such beneficial owner's United States Federal income tax provided the required information is furnished to the IRS.

Opinion Regarding Tax Matters

     Prior to the issuance of any notes, Allstate Life will file as an exhibit to a Current Report on Form 8-K an opinion of legal counsel as described above regarding the tax treatment of such notes.



                                      S-49



                              PLAN OF DISTRIBUTION

     The notes of a series will be offered to or through Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Purchasing Agent, pursuant to a terms agreement among Global Funding, the issuing trust and the Purchasing Agent (each, a "terms agreement") and the distribution agreement among Global Funding and the Agents named therein, dated as of February -, 2006 (the "distribution agreement"). Each terms agreement will incorporate by reference the terms of the distribution agreement. The Purchasing Agent may purchase notes, as principal, from a trust for resale to investors at a fixed offering price or at varying prices relating to prevailing market prices at the time of resale as determined by the Purchasing Agent. The issuing trust may agree with the Purchasing Agent that the Purchasing Agent will utilize its reasonable efforts on an agency basis on its behalf to solicit offers to purchase notes of the applicable series at 100% of the principal amount thereof, unless otherwise specified in the applicable pricing supplement. Unless otherwise specified in the applicable pricing supplement, each trust will pay a commission to the Purchasing Agent, ranging from .125% to 2.50% of the principal amount of each applicable note, depending upon its stated maturity, for each note purchased from the issuing trust by the Purchasing Agent as its agent. The notes may be sold in the United States to retail, institutional and other investors.

     Subject to the terms of the applicable terms agreement and the distribution agreement, concurrently with any offering of a series of notes by a trust as described in this prospectus supplement, the issuing trust and the other trusts may issue other notes under this program or the related secured medium term note program.

     Each trust will use the net  proceeds  received  from the  issuance  of the related series of notes to purchase a funding note from Global  Funding.  Global
Funding will use the net proceeds received from the sale of such funding note to purchase one or more funding  agreements issued by Allstate Life. Global Funding will immediately  assign absolutely to, and deposit into, the issuing trust each
such  funding   agreement  and  the  related  funding  note  will  be  cancelled immediately  upon the  assignment  and deposit by Global Funding of such funding agreement(s) to and into the issuing trust.

     Unless otherwise specified in the applicable pricing supplement, any note sold to the Purchasing Agent as principal will be purchased by the Purchasing
Agent at a price equal to 100% of the principal amount thereof less a percentage of the principal amount equal to the commission applicable to an agency sale of a note of identical maturity. The Purchasing Agent may sell notes it has purchased from a trust as principal to other NASD dealers in good standing at a concession. Unless otherwise specified in the applicable pricing supplement, the concession allowed to any dealer will not, during the distribution of the notes of a series, be in excess of the concession the Purchasing Agent will receive from the issuing trust. After the initial offering of notes of a series, the offering price, the concession and any reallowance may be changed.

     The offer made hereby may be modified without notice, and each trust may reject offers in whole or in part (whether placed directly by an issuing trust or through the Purchasing Agent). The Purchasing Agent will have the right, in its discretion reasonably exercised, to reject in whole or in part any offer to purchase notes received by it on an agency basis.

     Unless otherwise specified in the applicable pricing supplement, you will be required to pay the purchase price of your notes in immediately available funds in United States dollars in The City of New York on the date of settlement.

     Upon issuance, the notes of a series will not have an established trading market. There can be no assurance that a trading market for your notes will ever develop or be maintained if developed. Unless otherwise specified in the applicable pricing supplement, a series of notes will not be listed on any securities exchange. The Purchasing Agent may from time to time purchase and sell notes in the secondary market, but the Purchasing Agent is not obligated to do so. There can be no assurance that a secondary market for the notes will develop or that there will be liquidity in the secondary market if one develops.
From time to time, the Purchasing Agent may make a market in the notes, but the Purchasing Agent is not obligated to do so and may discontinue any market-making activity at any time.

     In connection with an offering of notes purchased by the Purchasing Agent as principal on a fixed offering price basis, the Purchasing Agent will be permitted to engage in certain transactions that stabilize the price of notes.
These transactions may consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of notes. If the Purchasing Agent creates a short position in notes (i.e., if it sells notes in an amount exceeding the amount specified in the applicable pricing supplement), they may reduce that short position by purchasing notes in the open market. In general, purchases of notes for the purpose of stabilization or to reduce a short position could cause the price of notes to be higher than it might be in the absence of these type of purchases.

     Neither Global Funding and the trusts nor the Purchasing Agent make any representation or prediction as to the direction or magnitude of any effect that the transactions described in the immediately preceding paragraph may have on the price of notes. In addition, neither Global Funding and the trusts nor the Purchasing Agent make any representation that the

                                      S-50

Purchasing Agent will engage in any such transactions or that such transactions, once commenced, will not be discontinued without notice.

     The Purchasing Agent will be an "underwriter," with respect to the notes being distributed by it and the funding agreements being purchased by the issuing trust, and any discounts or commissions received by it on the sale or resale of notes may be deemed to be underwriting discounts and commissions under the Securities Act. The Purchasing Agent may be entitled under agreements entered into with a trust, Global Funding and Allstate Life to indemnification against certain civil liabilities, including liabilities under the Securities
Act, or to contribution with respect to payments that the Purchasing Agent may be required to make in respect of such liabilities.

     Global Funding is a statutory issuer of the notes and the funding notes under the Securities Act, and Allstate Life is the issuer of the funding agreements under the Securities Act. In addition, under the Securities Act, each trust is a statutory underwriter of each funding agreement and each funding note purchased with the proceeds from the issuance of such trust's notes.

     In the  ordinary  course  of its  business,  the  Purchasing  Agent and its affiliates  have  engaged,  and may in the  future  engage,  in  investment  and
commercial   banking   transactions  with  Allstate  Life  and  certain  of  its
affiliates.

     Broker-dealers and securities firms have executed dealer agreements with the Purchasing Agent and have agreed to market and sell the notes in accordance with the terms of those agreements and applicable laws and regulations.

     The  issuing  trusts  may  sell  other   securities   referred  to  in  the
accompanying  prospectus,  and the amount of notes  offered  by this  prospectus supplement may be reduced as a result of those sales.


                                      S-51

                                                                ANNEX A


                             REPAYMENT ELECTION FORM

                          Allstate Life Global Funding

                          Allstate Life(R) CoreNotes(R)

                                  Cusip Number

To: [Name of trust]

     The  undersigned  financial   institution  (the  "Financial   Institution")
represents the following:

     o The Financial Institution has received a request for repayment from the executor or other authorized representative (the "Authorized
          Representative")  of the deceased  beneficial  owner listed below (the
          "Deceased  Beneficial Owner") of Allstate Life(R)  CoreNotes(R) (CUSIP
          No. ) (the "Notes").

     o    At the time of his or her death,  the Deceased  Beneficial Owner owned
          Notes in the principal amount listed below.

     o The Deceased Beneficial Owner acquired the Notes at least six months before the date of death of such Deceased Beneficial Owner.

     o    The Financial  Institution  currently  holds such Notes as a direct or
          indirect   participant   in  The   Depository   Trust   Company   (the
          "Depositary").  The  Financial  Institution  agrees  to the  following terms:

     o    The  Financial   Institution   shall  follow  the  instructions   (the
          "Instructions")   accompanying  this  Repayment  Election  Form  (this
          "Form").

     o The Financial Institution shall make all records specified in the Instructions supporting the above representations available to J.P.
          Morgan Trust Company, National Association (the "Trustee") or [Name of trust] (the "Trust") for inspection and review within five Business
          Days of the Trustee's or the Trust's request.

     o If the Financial Institution, the Trustee or the Trust, in any such party's reasonable discretion, deems any of the records specified in the Instructions supporting the above representations unsatisfactory to substantiate a claim for repayment, the Financial Institution shall not be obligated to submit this Form, and the Trustee or Trust may deny repayment. If the Financial Institution cannot substantiate a claim for repayment, it shall notify the Trustee immediately.

     o    Repayment elections may not be withdrawn.

     o    The  Financial  Institution  agrees to indemnify and hold harmless the
          Trustee   and  the  Trust   against  and  from  any  and  all  claims,
          liabilities, costs, losses, expenses, suits and damages resulting from the  Financial  Institution's  above  representations  and request for repayment on behalf of the Authorized Representative.

     o The Notes will be repaid on the first Interest Payment Date to occur at least 20 calendar days after the date of acceptance of the Notes for repayment, unless such date is not a business day, in which case the date of repayment shall be the next succeeding business day.

     o Subject to the Trust's rights to limit the aggregate principal amount of Notes as to which exercises of the survivor's option shall be accepted in any one calendar year, all questions as to the eligibility or validity of any exercise of the survivor's option will be determined by the Trustee, in its sole discretion, which determination shall be final and binding on all parties.


                                      A-1



                             REPAYMENT ELECTION FORM

(1)      Name of Deceased Beneficial Owner

(2)      Date of Death

(3)      Name of Authorized Representative Requesting Repayment

(4)      Name of Financial Institution Requesting Repayment

(5)      Signature of Authorized Representative of Financial Institution
         Requesting Repayment

(6)      Principal Amount of Requested Repayment

(7)      Date of Election

(8)      Financial Institution Representative Name: Phone Number: Fax Number:
         Mailing Address (no P.O. Boxes):

(9)      Wire instructions for payment:
         Bank Name:
         ABA Number:
         Account Name:
         Account Number:
         Reference (optional):




                                      A-2



TO BE COMPLETED BY THE TRUSTEE:

(A) Election Number*:

(B) Delivery and Payment Date:

(C) Principal Amount:

(D) Accrued Interest:

(E) Date of Receipt of Form by the Trustee:

(F) Date of Acknowledgment by the Trustee:

---------------

* To be assigned by the Trustee upon receipt of this Form. An acknowledgement, in the form of a copy of this document with the assigned Election Number, will be returned to the party and location designated in item (8) above.




                                      A-3



INSTRUCTIONS  FOR COMPLETING  REPAYMENT  ELECTION FORM AND EXERCISING  REPAYMENT
OPTION

     Capitalized terms used and not defined herein have the meanings defined in the accompanying Repayment Election Form.

1.   Collect and retain for a period of at least  three  years (1)  satisfactory
     evidence  of  the   authority  of  the   Authorized   Representative,   (2)
     satisfactory  evidence  of  death of the  Deceased  Beneficial  Owner,  (3)
     satisfactory  evidence  that the  Deceased  Beneficial  Owner  beneficially owned,  at the time of his or her  death,  the Notes  being  submitted  for repayment,  (4)  satisfactory  evidence that the Notes being  submitted for repayment was acquired by the Deceased Beneficial Owner at least six months before the date of the death of such Deceased Beneficial Owner, and (5) any necessary tax waivers.  For purposes of determining  whether the Notes will be  deemed  beneficially  owned by an  individual  at any given  time,  the following rules shall apply:

     o If a Note (or a portion thereof) is beneficially owned by tenants by the entirety or joint tenants, the Note (or relevant portion thereof) will be regarded as beneficially owned by a single owner. Accordingly, the death of a tenant by the entirety or joint tenant will be deemed the death of the beneficial owner and the entire principal amount so owned will become eligible for repayment.

     o The death of a person beneficially owning a Note (or a portion thereof) by tenancy in common will be deemed the death of the beneficial owner only with respect to the deceased owner's interest in the Note (or relevant portion thereof) so owned, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the beneficial owner and the entire principal amount so owned will be eligible for repayment.

     o A Note (or a portion thereof) beneficially owned by a trust will be regarded as beneficially owned by each beneficiary of the trust to the extent of that beneficiary's interest in the trust (however, a trust's beneficiaries collectively cannot be beneficial owners of more Notes than are owned by the trust). The death of a beneficiary of a trust will be deemed the death of the beneficial owner of the Notes (or relevant portion thereof) beneficially owned by the trust to the extent of that beneficiary's interest in the trust. The death of an individual who was a tenant by the entirety or joint tenant in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust. The death of an individual who was a tenant in common in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust only with respect to the deceased holder's beneficial interest in the Note, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the beneficiary of the trust.

     o    The death of a person who, during his or her lifetime, was entitled to substantially  all of the beneficial  interest in a Note (or a portion thereof) will be deemed the death of the beneficial owner of that Note
          (or relevant  portion  thereof),  regardless  of the  registration  of ownership,  if such  beneficial  interest  can be  established  to the satisfaction of the Trustee.  Such  beneficial  interest will exist in
          many   cases  of  street   name  or   nominee   ownership,   custodial
          arrangements,  ownership  by a trustee,  ownership  under the  Uniform
          Transfers of Gifts to Minors Act and community property or other joint ownership  arrangements  between spouses.  Beneficial interest will be evidenced by such factors as the power to sell or otherwise dispose of a Note, the right to receive the proceeds of sale or  disposition  and the right to receive interest and principal payments on a Note.

2.   Indicate the name of the Deceased Beneficial Owner on line (1).

3.   Indicate the date of death of the Deceased Beneficial Owner on line (2).

4. Indicate the name of the Authorized Representative requesting repayment on line (3).

5.   Indicate the name of the Financial Institution requesting repayment on line
     (4).

6.   Affix   the   authorized   signature   of   the   Financial   Institution's
     representative  on line (5).  THE  SIGNATURE  MUST BE  MEDALLION  SIGNATURE
     GUARANTEED.

7.   Indicate the principal amount of Notes to be repaid on line (6).

8.   Indicate the date this Form was completed on line (7).

                                      A-4

9.   Indicate  the name,  mailing  address (no P.O.  boxes,  please),  telephone
     number  and  facsimile-transmission   number  of  the  party  to  whom  the
     acknowledgment of this election may be sent in item (8).

10.  Indicate the wire instruction for payment on line (9).

11.  Leave lines (A), (B), (C), (D), (E) and (F) blank.

12.  Mail or otherwise deliver an original copy of the completed Form to:

         J.P. Morgan Trust Company, National Association
         2001 Bryan Street, 9th Floor
         Dallas, TX 75201
         Attention: Institutional Trust Services

     FACSIMILE  TRANSMISSIONS  OF  THE  REPAYMENT  ELECTION  FORM  WILL  NOT  BE
     ACCEPTED.

13. If the acknowledgement of the Trustee's receipt of this Form, including the assigned Election Number, is not received within 10 days of the date such information is sent to the Trustee, contact the Trustee at J.P. Morgan
     Trust Company,  National  Association,  227 W. Monroe  Street,  Suite 2600,
     Chicago, IL 60606.

     For assistance with this Form or any questions relating thereto, please contact the Trustee at J.P. Morgan Trust Company, National Association, 227 W.
Monroe Street, Suite 2600, Chicago, IL 60606.




                                      A-5

                                                                      ANNEX B




                           FORM OF PRICING SUPPLEMENT


                        Filed pursuant to Rule 424(b)[ ]
                      Registration Statement No. 333-129157
                      Pricing Supplement No. [ ] Dated [ ]
                          (To Prospectus dated [ ], and
                        Prospectus Supplement dated [ ])
                                   CUSIP: [ ]


                          Allstate Life Global Funding
                          Allstate Life(R) CoreNotes(R)
                                 Issued Through
                     Allstate Life Global Funding Trust [ ]

         The description in this pricing supplement of the particular terms of the Allstate Life(R) CoreNotes(R)offered hereby (the "Notes"), the Funding
Agreement(s) (specified below) issued by Allstate Life Insurance Company
("Allstate Life") and deposited into Allstate Life Global Funding Trust [ ] (the
"Trust") by Allstate Life Global Funding ("Global Funding") and the Funding Note
(specified below) issued by Global Funding to the Trust supplements the description of the general terms and provisions of the notes, the funding agreements and the funding notes set forth in the accompanying prospectus and prospectus supplement, to which reference is hereby made.

         The Notes represent the obligation of the Trust and constitute asset-backed securities within the meaning of Regulation AB under the Securities
Act of 1933, as amended.



                                                       THE NOTES

Principal Amount:  [                    ]                    Agent(s) Discount:  [                    ]

Issue Price:  [                    ]                         Original Issue Date:  [                    ]

Net Proceeds to the Trust:  [                    ]           Stated Maturity Date:  [                    ]

Specified Currency:                                          United States Dollars

Interest Payment Dates:  [                    ]              Depositary: [The Depository Trust Company]

Initial Interest Payment Date:                               [                    ]

Regular Record Date:                                         [15 calendar days prior to the Interest Payment Date]

Fiscal Year of Trust (not applicable unless different than as specified in the prospectus and prospectus supplement): [ ]

Type of Interest Rate:                                       [[ ] Fixed Rate]  [[ ] Floating Rate]

Fixed Rate Notes:                                            [[ ] Yes]  [[ ] No].  If, Yes,

Interest Rate:                                               [                    ]




Floating Rate Notes:                                         [[ ] Yes]  [[ ] No].  If, Yes,

Regular Floating Rate Notes:                                 [[ ] Yes]  [[ ] No].  If, Yes,
         Interest Rate:                                      [                    ]
         Interest Rate Basis(es):                            [                    ]

Floating Rate/Fixed Rate Notes:                              [[ ] Yes]  [[ ] No].  If, Yes,
         Floating Interest Rate:                             [                    ]
         Interest Rate Basis(es):                            [                    ]
         Fixed Interest Rate:                                [                    ]
         Fixed Rate Commencement Date:                       [                    ]

Initial Interest Rate, if any:                               [                    ]

Initial Interest Reset Date:                                 [                    ]

Interest Rate Basis(es). Check all that apply:
         [  ] CD Rate                                        [  ] Federal Funds Rate
         [  ] CMT Rate                                       [  ] LIBOR
         [  ] Commercial Paper Rate                          [  ] Prime Rate
         [  ] Constant Maturity Swap Rate                    [  ] Treasury Rate
         [  ] Federal Funds Open Rate

[If LIBOR:]

LIBOR Page:                                                  [                    ]

[ ] LIBOR Moneyline Telerate:                                [ ] LIBOR Reuters:

LIBOR Currency:                                              United States Dollars

[If CMT Rate:]

Designated CMT Moneyline Telerate Page:

[If CMT Moneyline Telerate Page 7052:]                       [[ ] Weekly Average]
                                                             [[ ] Monthly Average]

Designated CMT Maturity Index:                               [                    ]

Index Maturity:                                              [                    ]

Spread (+/-):                                                [                    ]

Spread Multiplier:                                           [                    ]

Interest Reset Date(s):                                      [                    ]

Interest Determination Date(s):                              [                    ]

Maximum Interest Rate, if any:                               [                    ]

Minimum Interest Rate, if any:                               [                    ]

Calculation Agent, if any:                                   [J.P. Morgan Trust Company, National Association]

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement):


                                      B-2

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement):

Discount Notes:                                              [[ ] Yes]  [[ ] No].  If, Yes,
         Total Amount of Discount:                           [                    ]
         Initial Accrual Period of Discount:                 [                    ]
         Additional/Other Terms:                             [                    ]

Terms of Survivor's Option:                                  [[ ] Yes]  [[ ] No].  If, Yes,
         Annual Put Limitation:                              [ ] As specified in the prospectus and prospectus
                                                                 supplement; or
                                                             [ ] $[                    ]
         Individual Put Limitation:                          [ ] As specified in the prospectus and prospectus
                                                                 supplement; or
                                                             [ ] $[                    ]
         Trust Put Limitation:                               [ ] $[                    ]

Redemption Provisions:                                       [[ ] Yes]  [[ ] No].  If, Yes,
         Initial Redemption Date:                            [                    ]
         Initial Redemption Percentage:                      [                    ]
         Annual Redemption Percentage Reduction (if  any):
                                                             [                    ]


         Redemption:                                         [[ ] In whole only and not in part]
                                                             [[ ] May be in whole or in part]
         Additional/Other Terms:

Sinking Fund (not applicable unless specified):

Securities Exchange Listing:                                 [[ ] Yes]  [[ ] No].  If Yes, Name of Exchange:

Authorized Denominations:                                    [$1,000]

Ratings:

The Notes issued under the Program are rated "AA" by Standard & Poor's, a division of The Mc-Graw Hill Companies, Inc.
("S&P").  It is anticipated that  Moody's Investors Service, Inc. ("Moody's") will rate the Notes "Aa2" on the Original
Issue Date.

Agent(s) Purchasing Notes as Principal:                      [[ ] Yes] [[ ] No].  If Yes,

Agent(s)                                                     Principal Amount
                                                             [                    ]
Total:                                                       [                    ]
                                                             ======================

Agent(s) Acting as Agent:                                    [[ ] Yes] [[ ] No]. If Yes,

Agent(s)                                                     Principal Amount
[                    ]                                       [                    ]
Total:                                                       [                    ]

Additional/Other Terms:                                      [                    ]

Special Tax Considerations:                                  [                    ]

                                      B-3

                            THE FUNDING AGREEMENT(S)

Funding Agreement Issuer:                                             Allstate Life Insurance Company

Funding Agreement No.:                                                [                    ]

Deposit Amount:                                                       [                    ]

Issue Price:                                                          [                    ]

Net Deposit Amount:                                                   [                    ]

Effective Date:                                                       [                    ]

Specified Currency:                                                   United States Dollars

Interest Payment Dates:                                               [                    ]

Initial Interest Payment Date:                                        [                    ]

Type of Interest Rate:                                                [[ ] Fixed Rate]  [[ ] Floating Rate]

Fixed Rate Funding Agreement:                                         [[ ] Yes] [[ ] No].  If Yes,

Interest Rate:                                                        [                    ]

Floating Rate Funding Agreement:                                      [[ ] Yes]          [[ ] No].  If Yes,

Floating Rate Funding Agreement:                                      [[ ] Yes]  [[ ] No].  If Yes,
         Interest Rate:                                               [                    ]
         Interest Rate Basis(es):                                     [                    ]

Floating Rate/Fixed Rate Funding Agreement:                           [[ ] Yes]          [[ ] No].  If Yes,
         Floating Interest Rate:                                      [                    ]
         Interest Rate Basis(es):                                     [                    ]
         Fixed Interest Rate:                                         [                    ]
         Fixed Rate Commencement Date:                                [                    ]

Initial Interest Rate, if any:                                        [                    ]

Initial Interest Reset Date:                                          [                    ]

Interest Rate Basis(es).  Check all that apply:

         [  ]  CD Rate                                                [  ]  Commercial Paper Rate
         [  ]  CMT Rate                                               [  ]  Eleventh District Cost of Funds Rate
         [  ]  Constant Maturity Swap Rate                            [  ]  Federal Funds Open Rate
         [  ]  LIBOR                                                  [  ]  Federal Funds Rate
         [  ]  Prime Rate                                             [  ]  Treasury Rate
[If LIBOR:]

LIBOR Page:                                                           [                    ]

[  ]  LIBOR Moneyline Telerate:                                       [  ]  LIBOR Reuters:


                                      B-4

LIBOR Currency:                                                       [                    ]

[If CMT Rate:]

Designated CMT Moneyline Telerate Page:                               [                    ]

                                                                      [[  ]  Weekly Average]
[If CMT Moneyline Telerate Page 7052:]                                [[  ]  Monthly Average]

Designated CMT Maturity Index:                                        [                    ]

Index Maturity:                                                       [                    ]

Spread (+/-):                                                         [                    ]

Spread Multiplier:                                                    [                    ]

Interest Reset Date(s):                                               [                    ]

Interest Determination Date(s):                                       [                    ]

Maximum Interest Rate, if any:                                        [                    ]

Minimum Interest Rate, if any:                                        [                    ]

Calculation of Interest:                                              [                    ]

Day Count Convention:                                                 [                    ]

Additional/Other Terms:                                               [                    ]

Discount Funding Agreement:                                           [[  ] Yes]  [[  ] No].  If Yes,

Total Amount of Discount:                                             [                    ]
         Initial Accrual Period of Discount:                          [                    ]

         Additional/Other Terms:                                      [                    ]

Redemption Provisions:                                                [[  ] Yes]  [[  ] No]. If Yes,
         Initial Redemption Date:                                     [                    ]
         Initial Redemption Percentage:                               [                    ]
         Annual Redemption Percentage Reduction
         (if any):                                                    [                    ]
         Redemption:                                                  [[  ] In whole only and not in part]
                                                                      [[  ] May be in whole or in part]

         Additional/Other Terms:                                      [                    ]

Repayment:                                                            [                    ]

Sinking Fund (not applicable unless specified):                       [                    ]

Ratings:

                                      B-5

The Funding Agreements issued under the Program are rated AA by S&P. It is anticipated that the Funding Agreement(s) will be rated Aa2 by Moody's on the Original Issue Date.

Additional/Other Terms, if any:                                       [                    ]

Special Tax Considerations:                                           [                    ]


                                                    THE FUNDING NOTE

Funding Note Issuer:                                                  Allstate Life Global Funding

Funding Note No.:                                                     [                    ]

Principal Amount:                                                     [                    ]

The Funding Note will otherwise have payment and other terms substantially similar to the Funding Agreement(s) and the Notes, except that the terms of the Funding Note will provide that it will be cancelled immediately upon the sale of, and deposit into, the Trust by Global Funding of the Funding Agreement(s).




                                      B-6





==============================================================================









                                 $5,000,000,000

                          Allstate Life Global Funding
                                    Depositor

                          Allstate Life(R) CoreNotes(R)

           Due Between Nine Months and 30 Years From the Date of Issue
                                 Issued Through

                       Allstate Life Global Funding Trusts

                                   Secured by

                          Funding Agreements Issued by
                         Allstate Life Insurance Company
                                     Sponsor


                               ------------------

                              PROSPECTUS SUPPLEMENT

                               ------------------




                               Merrill Lynch & Co.


                                     -, 2006












"Allstate Life(R)" is a registered service mark of Allstate Insurance Company.

"CoreNotes(R)" is a registered service mark of Merrill Lynch & Co., Inc.


===============================================================================




                              Subject to Completion
                      Preliminary Prospectus dated o, 2006

PROSPECTUS
                                 $5,000,000,000
                          Allstate Life Global Funding
                                    Depositor
                            Secured Medium Term Notes
                          Allstate Life(R) CoreNotes(R)
                                 Issued Through
                       Allstate Life Global Funding Trusts
                                   Secured by
                          Funding Agreemments Issued by
                         Allstate Life Insurance Company
                                     Sponsor
                               ------------------

     Allstate Life Global Funding (the "depositor" or "Global Funding") is a statutory trust formed under the laws of the State of Delaware. Its primary purpose is to facilitate the programs for the issuance of one or more series of secured medium term notes (the "notes"), including, in connection with each offering of notes, to issue the applicable funding note (each, a "funding note"), as more fully described herein. Each series of notes will be issued by a newly created separate and distinct Delaware statutory trust (each, a "trust").
Global Funding will be the sole beneficial owner of each trust that is formed and the depositor of the funding agreements into the issuing trusts. The notes may have an aggregate principal amount of up to $5,000,000,000 or the equivalent amount in one or more foreign or composite currencies.

     The notes of each series will represent the obligations of the issuing trust and will constitute "asset-backed securities" within the meaning of Regulation AB under the Securities Act of 1933, as amended.

     In connection with the issuance of a series of notes, the issuing trust will acquire one or more funding agreements issued by Allstate Life Insurance
Company ("Allstate Life"). The notes of a series will be secured by the right, title and interest of the issuing trust in and to (1) the funding agreement(s) held by that trust, (2) all proceeds of such funding agreement(s) and (3) all books and records pertaining to such funding agreement(s).

     The  notes  of  a  series  will   represent  the   unconditional,   direct,
non-recourse,  secured and unsubordinated obligations of the issuing trust only, will not represent the obligations  of, or interest in, any other trust,  Global
Funding,  Allstate  Life or any of their  respective  affiliates  and will  rank equally  among  themselves.  Each series of notes will be secured by and payable solely out of the assets of the  issuing  trust,  and  holders of such series of notes will have no rights  against the assets of Global Funding or the assets of any other trust.

     The notes of a series may be listed on a securities exchange.

     Neither the Securities and Exchange Commission, any state securities commission nor any state insurance commission has approved or disapproved of these securities or determined if this prospectus, any prospectus supplement or any pricing supplement is truthful or complete. Any representation to the contrary is a criminal offense.

     The trusts may sell the secured medium term notes referred to herein to one or more of the agents referred to below (collectively, the "Agents") as principals for resale at varying or fixed offering prices or through the applicable Agent(s) as agents using their reasonable efforts on behalf of each issuing trust. The trusts may also sell secured medium term notes directly to investors without the assistance of any Agent. Unless otherwise specified in the applicable pricing supplement, any secured medium term note sold to an Agent as principal will be purchased by that Agent at a price equal to 100% of the principal amount thereof less a percentage of the principal amount equal to the commission applicable to an agency sale of a note of identical maturity. Unless otherwise specified in the applicable pricing supplement, each trust will pay a commission to an Agent, ranging from .150% to .875% of the principal amount of each secured medium term note, depending upon its stated maturity, sold through that Agent as its agent.

     Each trust may sell its Allstate  Life(R)  CoreNotes(R)  to Merrill  Lynch,
Pierce,  Fenner & Smith  Incorporated (the "Purchasing  Agent") as principal for resale at a fixed offering price specified in the applicable  pricing supplement or at varying prices.  Each trust may also explicitly  agree with the Purchasing
Agent that it will use its reasonable  efforts as agent on behalf of the issuing trust to  solicit  offers  to  purchase  Allstate  Life(R)  CoreNotes(R)  of the applicable  series  from that  trust at 100% of the  principal  amount  thereof,
unless  otherwise  specified  in  the  applicable  pricing  supplement.   Unless
otherwise specified in the applicable pricing  supplement,  any Allstate Life(R)
CoreNotes(R)  sold to the Purchasing Agent as principal will be purchased by the
Purchasing Agent at a price equal to 100% of the principal amount thereof less a percentage  of the  principal  amount equal to the  commission  applicable to an agency sale of a note of identical  maturity.  Unless otherwise specified in the applicable  pricing  supplement,  each  trust  will  pay  a  commission  to  the
Purchasing  Agent,  ranging from .125% to 2.50% of the  principal  amount of the applicable  Allstate Life(R)  CoreNotes(R),  depending upon the stated maturity, for all Allstate  Life(R)  CoreNotes(R)  purchased from the issuing trust by the
Purchasing Agent as its agent.

                     The date of this prospectus is -, 2006.

"Allstate Life(R)" is a registered service mark of Allstate Insurance Company.
"CoreNotes(R)" is a registered service mark of Merrill Lynch & Co., Inc.


                           FORWARD-LOOKING STATEMENTS

Allstate Life

     This prospectus, the applicable accompanying prospectus supplement and each applicable pricing supplement may include forward-looking statements of Allstate
Life. These forward-looking statements are not statements of historical fact but rather reflect Allstate Life's current expectations, estimates and predictions about future results and events. These statements may use words such as "will,"
"should," "likely," "target,"  "anticipate,"  "believe,"  "estimate,"  "expect,"
"intend," "predict," "project" and similar expressions as they relate to Allstate Life or its management. When Allstate Life makes forward-looking statements, Allstate Life is basing them on its management's beliefs and assumptions, using information currently available to Allstate Life. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to, risks, uncertainties and assumptions discussed in this prospectus supplement, the accompanying prospectus and in each applicable pricing supplement. Factors that can cause or contribute to these differences include those described under the heading "Risk Factors" in this prospectus supplement. Allstate Life undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, developments or otherwise.

     If one or more of these or other risks or uncertainties materialize,  or if
Allstate Life's underlying assumptions prove to be incorrect, actual results may
vary  materially  from  what  Allstate  Life  projected.   Any   forward-looking
statements  of  Allstate  Life  you  read in  this  prospectus,  the  applicable accompanying  prospectus supplement or the applicable pricing supplement reflect
Allstate  Life's  current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to Allstate Life's operations, results of operations, growth strategy and liquidity. All subsequent written and oral  forward-looking  statements  attributable  to Allstate Life or individuals  acting on Allstate  Life's behalf are expressly  qualified in their
entirety  by  this  section.  You  should  specifically   consider  the  factors
identified in this prospectus supplement,  the accompanying  prospectus and each applicable  pricing supplement which could cause actual results to differ before making an investment decision.

Global Funding and the Trusts

     This prospectus, the accompanying prospectus supplement and each applicable pricing supplement may include forward-looking statements of Global Funding and the trusts. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to, risks, uncertainties and assumptions discussed in this prospectus, the accompanying prospectus supplement and in each applicable pricing supplement. Global Funding does not, and the trusts will not, undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     You should specifically consider the factors identified in this prospectus, the accompanying prospectus supplement and each applicable pricing supplement before making an investment decision. The trusts are not entitled to the safe harbors contained in Section 27A of the Securities Act of 1933, as amended (the
"Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to forward-looking statements of the trusts in this prospectus, the accompanying prospectus supplements and each applicable pricing supplement.


                                       1



                              ABOUT THIS PROSPECTUS

     This prospectus is part of a registration statement filed by Global Funding
and  Allstate  Life  (the   "registrants")  with  the  Securities  and  Exchange
Commission (the "SEC"). Pursuant to the registration statement,  the trusts will be offering,  from time to time, up to a total amount of $5,000,000,000,  or the equivalent  amount in one or more foreign  currencies,  in  aggregate  principal amount of the notes described in this  prospectus.  This  prospectus  provides a general description of the notes that the trusts may be offering, and additional descriptions of the related funding notes and funding agreements. The applicable prospectus supplement will provide additional descriptions of the secured medium term notes or the Allstate Life(R) CoreNotes(R), as applicable, to be offered by the trusts,  and the related funding notes and funding  agreements.  Each time a trust offers to sell notes, it will prepare a separate prospectus  supplement to
this   prospectus   and  the  applicable   prospectus   supplement  (a  "pricing
supplement")  that will set forth the specific terms of the applicable series of notes, and the terms of the related funding note and funding agreement(s).  That pricing  supplement also may add, update,  supplement or clarify  information in this prospectus and the applicable  prospectus  supplement.  Before you agree to purchase any notes, you should read this prospectus,  the applicable  prospectus supplement and the applicable pricing  supplement  together with the information described under  the heading  "Incorporation of Documents by Reference" on page
[ ]. For more detail  on the  terms of the notes, you should  read the exhibits filed with or incorporated by reference in the registration statement.

     You should rely on the information contained or incorporated by reference in this prospectus, the applicable prospectus supplement and the applicable pricing supplement. Neither the registrants nor any Agent has authorized anyone to provide you with different or additional information. If anyone provides you with different or additional information, you should not rely on it. Neither the registrants nor any Agent is making an offer to sell the notes in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained or incorporated by reference in this prospectus, the applicable prospectus supplement and the applicable pricing supplement is accurate as of any date other than the date of such document.

     In this prospectus, references to the "depositor" and "Global Funding" are to Allstate Life Global Funding. References to the "trusts" are to Allstate Life
Global Funding Trusts. References to an "issuing trust" are to a trust with respect to the series of notes issued and sold to the public by that trust.
These references are not to Allstate Life Insurance Company. In this prospectus, references to "Allstate Life" are to Allstate Life Insurance Company.

     In this  prospectus,  references  to the  "United  States  dollars,"  "U.S.
dollars" or "$" are to lawful currency of the United States of America, and references to "Euro" are to the currency introduced at the start of the third stage of the European Economic and Monetary Union pursuant to the Treaty
Establishing the European Community, as amended.


                                       2



                              AVAILABLE INFORMATION

     This prospectus, which constitutes part of the registration statement referred to above, does not contain all of the information set forth in the registration statement. Parts of the registration statement are omitted from this prospectus in accordance with the rules and regulations of the SEC.
Allstate Life is subject to the informational requirements of the Exchange Act, and, in accordance with the Exchange Act, Allstate Life files or furnishes annual, quarterly, special event reports and other information with the SEC.

     Each trust formed in connection with the offering of notes will incur separate reporting obligations under the Exchange Act. As depositor, Global
Funding will file periodic reports with the SEC with respect to each trust formed under the programs on Form 8-K or Form 10-D, as applicable, and will file annual reports with respect to each trust on Form 10-K. Global Funding will also transmit such reports to holders of each applicable series of notes in the manner and to the extent required by the Trust Indenture Act of 1939, as amended
(the "Trust Indenture Act").

     If so required by the applicable rules and regulations of the SEC, and the interpretations and positions of the SEC staff thereunder, Global Funding will also be filing or furnishing with the SEC all required reports on its behalf.

     As part of the Allstate organization, Allstate Life does not maintain a company-specific website. All reports and other information filed by Allstate
Life with the SEC are  available  over the internet at  http://www.allstate.com.
(This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the Allstate website into this prospectus).
Global Funding does not maintain a website. No reports will be made available on the website of any other party as no such obligation is imposed on any such party under the programs. You can read and copy any reports or other information that Global Funding and Allstate Life file at the SEC's public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. You can also request copies of such documents upon payment of a duplicating fee, by writing to the SEC's public reference room. You can obtain information regarding the public reference room by calling the SEC at 1-800-SEC-0330. Such filings are available to the public from commercial document retrieval services and over the internet at http://www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC website into this prospectus).

     Pursuant to the terms of the Trust Indenture Act, the indenture trustee will be required to transmit to holders of each series of notes reports with respect to certain matters, including any changes to the eligibility and qualifications, any conflicting interests, any unpaid advances made, and its actions that materially affect the applicable notes or collateral. These reports will not be made available on the indenture trustee's website. A copy of each such report shall, at the time of such transmission to indenture security holders, be filed with each stock exchange upon which the applicable note may be listed, and also with the SEC.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

     The SEC allows Global Funding and Allstate Life to incorporate by reference information that Global Funding and Allstate Life file with the SEC into this prospectus and any accompanying prospectus supplement and pricing supplement, which means that incorporated documents are considered part of this prospectus and any accompanying prospectus supplement and pricing supplement. Global
Funding and Allstate Life can disclose important information to you by referring you to those documents. Information that Global Funding and Allstate Life file with the SEC will automatically update and supersede information in this prospectus.

     This prospectus and any accompanying prospectus supplement and pricing supplement incorporate by reference:

     o    Allstate  Life's  Annual Report on Form 10-K for the fiscal year ended
          December 31, 2004;

     o    Allstate  Life's  Quarterly  Report on Form 10-Q for the period  ended
          March 31, 2005;

     o    Allstate  Life's  Quarterly  Report on Form 10-Q for the period  ended
          June 30, 2005;

     o    Allstate  Life's  Quarterly  Report on Form 10-Q for the period  ended
          September 30, 2005;

     o    Allstate  Life's  Current  Report on Form 8-K  furnished to the SEC on
          February 3, 2006; and

                                       3

     o all filings made with the SEC by Global Funding as depositor with respect to the trusts since January 1, 2005 pursuant to Sections
          13(a), 13(c), 14 or 15(d) of the Exchange Act.

     This prospectus and any accompanying prospectus supplement and pricing supplement also incorporate by reference any filings made by Global Funding
(with respect to the trusts or, if required, on its behalf) or Allstate Life with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this prospectus and prior to the termination of the offering of the notes. These documents contain important information.

     You may request a copy of any documents incorporated by reference in this prospectus and any accompanying prospectus supplement and pricing supplement
(including any exhibits that are specifically incorporated by reference in them), at no cost, by writing or telephoning to the following addresses or telephone numbers:

Allstate Life Global Funding                         Allstate Life Insurance Company
c/o AMACAR Pacific Corp.                             3100 Sanders Road, Suite M3A
6525 Morrison Boulevard                              Northbrook, Illinois 60062
Suite 318                                            Attention: Assistant Vice President, Institutional Markets
Charlotte, North Carolina 28211                      Tel: (847) 402-5000
Attention: President
Tel: (704) 365-0569


                                       4



           DESCRIPTION OF ALLSTATE LIFE GLOBAL FUNDING AND THE TRUSTS

General

     Allstate Life Global Funding is a statutory trust formed and existing under the laws of the State of Delaware pursuant to the trust agreement, dated as of June 24, 2002, as amended and restated by the Amended and Restated Trust
Agreement dated as of April 27, 2004, as further amended and restated by the Amended and Restated Trust Agreement dated as of August 16, 2005, and as further amended and restated by the Amended and Restated Trust Agreement dated as of February -, 2006 (as the same may be further amended, supplemented, modified, restated or replaced from time to time, the "depositor trust agreement"), executed by Wilmington Trust Company as Delaware trustee of Global Funding,
AMACAR Pacific Corp. as administrator of Global Funding and AMACAR Pacific Corp.
as the trust beneficial owner of Global Funding, and the filing of a certificate of trust (and amendments thereto) with the Secretary of State of the State of Delaware. You should read the actual documents which are attached as exhibits to the registration statement of which this prospectus forms a part.

     Global Funding has not and will not engage in any activity other than:

     o    beneficially owning the trusts;

     o    issuing one or more funding notes;

     o    acquiring one or more funding agreements from Allstate Life;

     o pledging, assigning as collateral and granting a security interest in the applicable funding agreement(s) to the funding note indenture trustee;

     o assigning absolutely the funding agreement(s) to, and depositing such funding agreement(s) into, the trusts; and

     o    engaging  in  other   activities  that  are  necessary,   suitable  or
          convenient  to  accomplish  the  foregoing  or  are  incidental  to or connected with those activities.

     Global  Funding is  performing  the  functions of the  depositor  under the programs  for the  issuance of secured  medium term notes and  Allstate  Life(R)
CoreNotes(R)   described  in  this  prospectus  and  the  applicable  prospectus supplements.

     Each series of notes will be issued by a newly created separate and distinct Delaware statutory trust formed by the Delaware trustee of the trust, the administrator of the trust and Global Funding as the sole beneficial owner of the trust pursuant to the filing of a certificate of trust and the execution of the applicable trust agreement.

     After formation, each trust will not engage in any activity other than:

     o    issuing and selling a single series of notes;

     o immediately acquiring a funding note and immediately surrendering such funding note for cancellation pursuant to its terms in exchange for one or more funding agreement(s);

     o    acquiring, holding and maintaining the funding agreement(s);

     o pledging, assigning as collateral and granting a security interest in the applicable funding agreement(s) to the indenture trustee;

     o    making payments on the applicable series of notes; and

     o    engaging  in  other   activities  that  are  necessary,   suitable  or
          convenient  to  accomplish  the  foregoing  or  are  incidental  to or connected with those activities.

     The principal executive offices of Global Funding and the trusts will be located at c/o AMACAR Pacific Corp., 6525 Morrison Boulevard, Suite 318,
Charlotte, North Carolina 28211. The telephone number is (704) 365-0569.

                                       5

     Unless otherwise provided in the applicable pricing supplement, the fiscal year for each trust will end on December 31. The fiscal year for Global Funding will end on December 31.

Assets and Obligations of Global Funding; Distributions

     The only equity contribution to Global Funding is $1,000 invested in Global
Funding by its trust beneficial owner. Each trust will use the net proceeds received from the issuance of the related series of notes to purchase a funding note from Global Funding. Global Funding will use the net proceeds received from the sale of the related funding note to purchase one or more funding agreements issued by Allstate Life. Pursuant to each funding note indenture, Global Funding will immediately pledge and collaterally assign each such funding agreement to and grant a security interest in each such funding agreement and the related collateral in favor of the funding note indenture trustee. Global Funding will immediately thereafter assign absolutely to, and deposit into, the applicable trust each such funding agreement and, in connection with such assignment and deposit, the relevant funding note will be surrendered for cancellation by or on behalf of the applicable trust, and will be cancelled by the funding note indenture trustee, and the pledge and collateral assignment of each funding agreement to, and the security interest in favor of, the funding note indenture trustee will be terminated. Such cancellation shall operate as a redemption and satisfaction of the funding note. Global Funding will be the sole beneficial owner of each trust that is formed.

     Prior to the issue date of each funding note, the Delaware trustee shall establish the related payment account for Global Funding. The Delaware trustee and any agent of the Delaware trustee shall have exclusive control and sole right of withdrawal with respect to each payment account for the purpose of making deposits in and withdrawals from such payment account in accordance with the depositor trust agreement. Subject to each funding note indenture, all funds or other property received by the Delaware trustee on behalf of Global Funding in respect of any collateral for the applicable funding note will be deposited in the related payment account. All funds and other property deposited or held from time to time in a payment account for Global Funding shall be held by the Delaware trustee in such payment account for the exclusive benefit of the trust beneficial owner, subject to the security interest in the applicable collateral in favor of the applicable funding note indenture trustee for the benefit of the holder of the applicable funding note and any other person for whose benefit such funding note indenture trustee is or will be holding such collateral, and for distribution by the Delaware trustee as provided in the depositor trust agreement, including (and subject to) any priority of payments provided for in the depositor trust agreement.

     All funds and other  property  deposited  into a payment  account of Global
Funding shall be distributed by Global Funding as follows:

     First: to the applicable funding note indenture trustee, for the payment of all amounts then due and unpaid upon the applicable funding note and any other amounts due and payable in accordance with the applicable funding note indenture; and

     Second: upon the final surrender of the applicable funding note and payment of any amounts payable in respect thereof, any remaining funds and other property deposited into such payment account shall be distributed to Delaware trustee of Global Funding for distribution as provided below.

     Notwithstanding anything in the depositor trust agreement to the contrary, the Delaware trustee, on behalf of Global Funding, shall execute a standing order to each funding note indenture trustee pursuant to which such funding note indenture trustee, either directly or through an applicable funding note paying agent, shall distribute all applicable amounts due and unpaid in accordance with the provisions discussed above; provided, however, that all payments to be made by Global Funding in connection with the termination of Global Funding as provided below shall be made by the Delaware trustee on behalf of Global
Funding. For so long as (i) the Delaware trustee, on behalf of Global Funding, has not rescinded the applicable standing order and (ii) the applicable funding note indenture trustee, either directly or through an applicable funding note paying agent, is able to, and does, comply with such standing order, the Delaware trustee will not be required to establish a separate payment account in accordance with the provisions discussed above in respect of the applicable funding note; provided, however, that the Delaware trustee shall establish a separate payment account to facilitate payments to be made in connection with the termination of Global Funding as provided below.


                                       6

     In connection with the termination of Global Funding and the distribution of all amounts from each payment account in accordance with the priority described above, the Delaware trustee will distribute any amounts received in accordance with the second clause of the second preceding paragraph and any other remaining assets of Global Funding in the following order of priority:

     First:  to pay all expenses and other  liabilities  owed by Global Funding;
     and

     Second: any remaining funds and other property shall be paid to its trust beneficial owner.

     The Delaware trustee shall deposit in the applicable payment account of Global Funding, promptly upon receipt, any payments received in respect of any related collateral. Amounts held in any payment account shall not be invested by the Delaware trustee.

     AMACAR Pacific Corp., as trust beneficial owner of Global Funding, will be entitled to receive any residual assets of Global Funding upon its liquidation and dissolution.

Assets and Obligations of the Trusts; Distributions

     The  notes  of  a  series  will   represent  the   unconditional,   direct,
non-recourse and unsubordinated  obligations of the issuing trust only, will not represent the obligations  of, or interest in, any other trust,  Global Funding,
Allstate Life or any of their respective  affiliates and will rank equally among themselves.  Each series of notes will be secured by and  payable  solely out of the assets of the issuing  trust,  and holders of such series of notes will have no right against the assets of Global  Funding or the assets of any other trust.
Any funding  agreement  and any other  collateral  securing the repayment of the obligations  under such series of notes will be the assets of the issuing  trust and will not be the assets of Global  Funding or the assets of any other  trust.
The sole liability of each trust shall be its series of notes and the sole asset of the trust will be the applicable funding agreement(s).

     On the original issue date of a series of notes, the Delaware trustee shall establish the payment account for the issuing trust. The Delaware trustee and any agent of the Delaware trustee shall have exclusive control and sole right of withdrawal with respect to such payment account for the purpose of making deposits in and withdrawals from the payment account in accordance with the applicable trust agreement and the applicable indenture. Subject to the applicable indenture, all funds or other property received by the Delaware trustee on behalf of the applicable trust in respect of the applicable collateral will be deposited in the payment account of the issuing trust. All funds and other property deposited or held from time to time in the payment account shall be held by the Delaware trustee in the payment account for the exclusive benefit of Global Funding, as the trust beneficial owner, subject to the security interest in the applicable collateral in favor of the indenture trustee for the benefit of the holders of the applicable series of notes and any other person for whose benefit the indenture trustee is or will be holding the applicable collateral, and for distribution by the Delaware trustee as provided in the applicable trust agreement, including (and subject to) any priority of payments provided for in the applicable trust agreement.

     All funds and other property received by the Delaware trustee on behalf of the issuing trust in respect of the applicable collateral will be deposited into the payment account of such trust and will be distributed by such trust as follows:

     First: to the indenture trustee for the payment of all amounts then due and unpaid upon the applicable series of notes and any other amounts due and payable, in accordance with the applicable indenture; and

     Second: upon the final redemption of the applicable series of notes and payment of any amounts payable in respect thereof, any remaining funds and other property deposited into the payment account shall be distributed to the Delaware trustee for distribution as provided below.

     Notwithstanding anything in the trust agreement for an issuing trust to the contrary, the Delaware trustee, on behalf of the trust, shall execute a standing order to the indenture trustee pursuant to which the indenture trustee, either directly or through a paying agent, shall distribute all amounts due and unpaid in accordance with the provisions discussed above; provided, however, that all payments to be made by the trust in connection with the termination of the trust as provided below shall be made by the Delaware trustee on behalf of the trust.
For so long as (i) the Delaware trustee, on behalf of the trust, has not rescinded the standing order and (ii) the indenture trustee, either directly or through a paying agent, is able to, and does, comply with the standing order, the Delaware trustee will not be required to establish a separate payment account in accordance with the provisions discussed above in respect of the applicable series of notes; provided, however, that the

                                       7

Delaware trustee shall establish a separate payment account to facilitate payments made in connection with the termination of the trust as provided below.

     In connection with the termination of any trust that is formed and the distribution of all amounts from the applicable payment account in accordance with the priority described above, the Delaware trustee will distribute any amounts received in accordance with the second clause of the second preceding paragraph and any other remaining assets of the trust in the following order of priority:

     First: to pay all expenses and other liabilities owed by the applicable trust; and

     Second: any remaining funds and other property shall be paid to its trust beneficial owner.

     The Delaware trustee shall deposit in the applicable payment account of the trust, promptly upon receipt, any payments received with respect to the applicable collateral. Amounts held in the applicable payment account shall not be invested by the Delaware trustee.

     Global Funding, as trust beneficial owner of each trust that is formed, will be entitled to receive any residual assets of such trust upon their liquidation and dissolution.

Bankruptcy Concerns

     In each trust agreement, the Delaware trustee, the administrator and the trust beneficial owner will agree that none of the parties will institute against the applicable trust any bankruptcy proceeding. Furthermore, in the depositor trust agreement, the parties will agree that none of them will institute any bankruptcy proceedings against Global Funding. Also, in each indenture, the indenture trustee will agree that it will not institute against the applicable trust or Global Funding any bankruptcy proceeding for payments due the indenture trustee. However, during an Event of Default under a series of notes, the indenture trustee (on behalf of the holders of notes of the applicable series) or the holders of such notes may accelerate payments of principal and interest under the notes as well as attempt to institute bankruptcy proceedings against the applicable trust. If a bankruptcy proceeding is commenced against any trust, Allstate Life and Global Funding do not anticipate that the assets of such trust will be consolidated with the assets of any other party. As the sole asset of each trust will be funding agreement(s) issued by Allstate Life, upon a proceeding for Allstate Life's liquidation, rehabilitation, conservation or supervision or similar event, an Event of Default under the notes issued by each trust will occur and the indenture trustee on behalf of the holders of each series of notes will have a claim against Allstate Life in such proceeding. No other creditors or policyholders of Allstate Life or Global Funding should have a claim against the funding agreement(s) held by each trust or any claims thereunder.

Delaware Trustee of Global Funding and the Trusts

     General

     Wilmington Trust Company has served as trustee in connection with numerous registered and unregistered transactions involving the securitization of funding agreements since 1996.

     Allstate Life Global Funding Trusts

     Pursuant to each trust agreement, the Delaware trustee will be the sole trustee of the applicable trust. The Delaware trustee will manage the business and affairs of each trust in accordance with the Delaware Statutory Trust Act;
provided, however, that the Delaware trustee will undertake to perform only such duties as are specifically set forth in the applicable trust agreement and as it may be directed from time to time by the administrator, the trust beneficial owner and the indenture trustee in accordance with the terms of the applicable trust agreement and the applicable indenture.

     Under each trust agreement, it shall be the duty of the Delaware trustee to discharge, or cause to be discharged, all of its responsibilities pursuant to the terms of the applicable trust agreement, or any other documents or instruments to which it will be a party, and to administer the issuing trust, in accordance with the provisions of the applicable trust agreement and the other program documents and any other documents or instruments to which the issuing trust will be a party. Notwithstanding the foregoing, the Delaware trustee shall be deemed to have discharged its duties and responsibilities under the applicable trust agreement and any other documents or instruments to which the issuing trust is a party to the extent (a) such duties and responsibilities shall have been performed by the administrator and (b) the administrator is required or permitted under the

                                       8

applicable trust agreement, under the administrative services agreement or under any other documents or instruments to which the issuing trust is a party, to perform such act or discharge such duty of the Delaware trustee or the issuing trust; provided, however, that the Delaware trustee shall not be held liable for the default or failure of the administrator to carry out its required obligations under the trust agreement or thereunder but only to the extent such obligations are not also required to be carried out by the Delaware trustee.

     Under each trust agreement, among other items, the Delaware trustee, on behalf of the issuing trust, will have the power and authority to:

     o execute and deliver on behalf of the issuing trust the notes in accordance with the applicable trust agreement and the applicable indenture;

     o cause the issuing trust to perform the applicable trust agreement and to enter into, and to execute, deliver and perform on behalf of the issuing trust, the documents contained in the series instrument and the closing instrument for the applicable series of notes, the distribution agreement, the applicable notes, each applicable funding agreement and such other certificates, other documents or agreements as may be necessary, contemplated by or desirable in connection with the purposes and function of the issuing trust or any of the above-referenced documents;

     o subject to the applicable provisions of the relevant indenture, receive and maintain custody of each applicable funding agreement and exercise all of the rights, powers and privileges of an owner or policyholder of each applicable funding agreement;

     o grant to the indenture trustee a security interest in the collateral for the applicable series of notes and pledge and collaterally assign the rights, title and interest of the applicable trust in such collateral to the indenture trustee for the benefit of the holders of notes of the applicable series and any other person for whose benefit the indenture trustee is or will be holding the collateral, and seek release of such security interest upon payment in full of all amounts required to be paid with respect to the applicable series of notes pursuant to the terms and conditions of such notes and the applicable indenture;

     o    establish the payment account for the applicable trust;

     o send notices regarding the applicable notes and the applicable funding agreement(s) to Allstate Life, the indenture trustee, the rating agencies, the trust beneficial owner, the applicable agents and any other person entitled thereto in accordance with the terms of the applicable notes, the indenture, each applicable funding agreement and the applicable trust agreement;

     o take all actions necessary or appropriate to enable the applicable trust to comply with the provisions of the trust agreement regarding income tax treatment;

     o    after the  occurrence  of an event of  default  under  the  applicable funding  agreement(s)  actually known to a responsible  officer of the
          Delaware trustee, subject to the applicable provisions of the relevant indenture,  take  any  action  as it may from  time to time  determine
          (based solely upon the advice of counsel) is necessary or advisable to give  effect to the terms of the trust  agreement  and to protect  and conserve the  applicable  collateral for the benefit of the holders of the applicable  series of notes and any other person for whose benefit the indenture trustee is or will be holding the collateral and, within five business  days after the  occurrence of an event of default under the applicable  funding  agreement(s)  actually known to a responsible
          officer  of  the  Delaware   trustee,   give  notice  thereof  to  the
          administrator, the trust beneficial owner and the indenture trustee;

     o to the extent permitted by the applicable trust agreement, to participate in the winding up of the affairs of and liquidation of the applicable trust and assist with the preparation, execution and filing of a certificate of cancellation with the Secretary of State of the State of Delaware;

     o subject to the applicable provisions of the applicable indenture, to take any action and to execute any documents on behalf of the applicable trust, incidental to the foregoing as the Delaware trustee may from time to time determine (based on the advice of counsel) is necessary or advisable to give effect to the terms of the applicable trust agreement;

                                       9

     o execute and file documents with the Secretary of State of the State of Delaware; and

     o accept service of process on behalf of the issuing trust in the State of Delaware.

     Under each trust agreement, the Delaware trustee shall, based on the advice of counsel, defend against all claims and demands of all persons at any time claiming any lien on any of the assets of the applicable trust adverse to the interest of the applicable trust or any holder of the applicable series of notes, other than the security interest in the collateral granted in favor of the indenture trustee for the benefit of each holder of the applicable series of notes and any other person for whose benefit the indenture trustee is or will be holding the collateral.

     With respect to any trust, the Delaware trustee will not be liable under the applicable trust agreement under any circumstances, except for (i) its own willful misconduct, bad faith or gross negligence; (ii) its failure to use ordinary care to disburse funds or (iii) the inaccuracy of any representation or warranty contained in the applicable trust agreement made by the Delaware trustee.

     The Delaware trustee may resign as Delaware trustee, or the administrator, acting on behalf of the applicable trust, may, in its sole discretion, remove the Delaware trustee, in each case upon not less than thirty (30) days' prior notice to the Delaware trustee, the indenture trustee and each rating agency then rating the programs or the applicable series of notes. Upon any resignation or removal of the Delaware trustee, the administrator, acting on behalf of the applicable trust, shall appoint a successor Delaware trustee. If at any time the Delaware trustee shall cease to be eligible to serve as trustee under the applicable trust agreement and shall have not resigned, or if at any time the Delaware trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver for the Delaware trustee or for its property shall be appointed, or any public officer shall take charge or control of the Delaware trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the administrator may remove the Delaware trustee.

     Any resignation or removal of the Delaware trustee and appointment of a successor Delaware trustee pursuant to any of the provisions of the applicable trust agreement shall not become effective until all fees and expenses, including any indemnity payments, due to the outgoing Delaware trustee have been paid and until acceptance of appointment by the successor Delaware trustee pursuant to the applicable trust agreement.

     Global Funding

     Pursuant to the depositor trust agreement, the Delaware trustee will be the sole trustee of Global Funding. The Delaware trustee will manage the business and affairs of Global Funding in accordance with the Delaware Statutory Trust
Act; provided, however, that the Delaware trustee will undertake to perform only such duties as are specifically set forth in the depositor trust agreement and as it may be directed from time to time by the administrator or the applicable trust beneficial owner in accordance with the terms of the depositor trust agreement.

     Under the depositor trust  agreement,  it shall be the duty of the Delaware trustee to discharge,  or cause to be  discharged,  all of its  responsibilities pursuant to the terms of the depositor trust  agreement,  or any other documents or instruments to which it will be a party, and to administer Global Funding, in accordance  with the provisions of the depositor  trust  agreement and the other program documents and any other documents or instruments to which Global Funding will be a party.  Notwithstanding  the foregoing,  the Delaware trustee shall be deemed to have  discharged its duties and  responsibilities  under the depositor trust  agreement and any other  documents or instruments to which Global Funding is a party to the extent (a) such  duties and  responsibilities  shall have been performed  by the  administrator  and  (b)  the  administrator  is  required  or
permitted   under  the   depositor   trust   agreement,   under  the   depositor
administrative services agreement or under any other documents or instruments to which Global  Funding is a party,  to perform such act or discharge such duty of the Delaware  trustee or Global Funding;  provided,  however,  that the Delaware trustee shall not be held liable for the default or failure of the administrator to carry out its required  obligations  under the depositor  trust  agreement or thereunder but only to the extent such  obligations  are not also required to be carried out by the Delaware trustee.

     Under the depositor trust agreement, among other items, the Delaware trustee, on behalf of the issuing trust, will have the power and authority to:

     o execute and deliver on behalf of Global Funding the funding notes and the amended and restated certificate of trust in accordance with the depositor trust agreement;

                                       10

     o cause Global Funding to perform the depositor trust agreement and to enter into, and to execute, deliver and perform, the funding notes, each series instrument and each closing instrument (including all relevant documents contained in each series instrument and each closing instrument), the distribution agreement, the depositor name licensing agreement, the depositor support agreement, the depositor administrative services agreement, each other program document and such other certificates, other documents or agreements as may be necessary, contemplated by or desirable in connection with the purposes and function of Global Funding or any of the above-referenced documents;

     o receive custody of any funding agreement and exercise on behalf of Global Funding all of the rights, powers and privileges of an owner or policyholder of each such funding agreement in accordance with the terms of such funding agreement and any related documents;

     o cause Global Funding to immediately pledge and collaterally assign each funding agreement to the funding note indenture trustee and to immediately thereafter assign absolutely to, and deposit into, the relevant trust the relevant funding agreement(s);

     o establish each payment account for Global Funding and a separate payment account to facilitate payments to the trust beneficial owner;

     o send any notices regarding any funding note to Allstate Life, the rating agencies, the trust beneficial owner of Global Funding and the applicable agents under the relevant terms agreement in accordance with the terms of the relevant funding note and the depositor trust agreement;

     o take all actions necessary and appropriate to enable Global Funding to comply with the provisions of the depositor trust agreement regarding income tax treatment;

     o after the occurrence of an event of default under a funding agreement actually known to a responsible officer of the Delaware trustee, take any action as it may from time to time determine (based solely upon the advice of counsel) is necessary or advisable to give effect to the terms of the depositor trust agreement (without consideration of the effect of any such action on any particular trust) and, within five business days after the occurrence of an event of default under a funding agreement actually known to a responsible officer of the Delaware trustee, give notice thereof to the administrator and the trust beneficial owner;

     o    to  the  extent  permitted  by  the  depositor  trust  agreement,   to
          participate  in the  winding up of the affairs of and  liquidation  of
          Global Funding and assist with the  preparation,  execution and filing of a certificate  of  cancellation  with the Secretary of State of the
          State of Delaware;

     o    to take any action and to execute  any  documents  on behalf of Global
          Funding, incidental to the foregoing, as the Delaware trustee may from time to time determine (based on the advice of counsel) is necessary or advisable to give effect to the terms of the depositor trust agreement;

     o execute and file documents with the Secretary of State of the State of Delaware; and

     o accept service of process on behalf of Global Funding in the State of Delaware.

     Under the depositor trust agreement, the Delaware trustee shall, based on the advice of counsel, defend against all claims and demands of all persons at any time claiming any lien on any of the assets of Global Funding adverse to the interest of Global Funding or any holder of the applicable funding note.

     The Delaware trustee will not be liable under the depositor trust agreement under any circumstances, except for (i) its own willful misconduct, bad faith or gross negligence; (ii) its failure to use ordinary care to disburse funds or
(iii) the inaccuracy of any representation or warranty contained in the applicable trust agreement made by the Delaware trustee.

     The Delaware trustee may resign as Delaware trustee, or the administrator, acting on behalf of Global Funding, may, in its sole discretion, remove the Delaware trustee, in each case upon not less than thirty (30) days' prior notice to the Delaware trustee, each funding note indenture trustee, each indenture trustee and each rating agency then rating the programs or the applicable series of notes. Upon any resignation or removal of the Delaware trustee, the administrator, acting on behalf of the trust, shall appoint a successor Delaware trustee. If at any time the Delaware trustee shall cease to be eligible to serve

                                       11

as trustee under the depositor trust agreement and shall have not resigned, or if at any time the Delaware trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver for the Delaware trustee or for its property shall be appointed, or any public officer shall take charge or control of the Delaware trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the administrator may remove the Delaware trustee.

     Any resignation or removal of the Delaware trustee and appointment of a successor Delaware trustee pursuant to any of the provisions of the depositor trust agreement shall not become effective until all fees and expenses, including any indemnity payments, due to the outgoing Delaware trustee have been paid and until acceptance of appointment by the successor Delaware trustee pursuant to the depositor trust agreement.

Administrator of Global Funding and the Trusts

     The Delaware trustee, on behalf of Global Funding, executed the amended and restated administrative services agreement of Global Funding, dated as of August
16, 2005 (as amended, supplemented, modified, restated or replaced from time to time, the "depositor administrative services agreement"), with AMACAR Pacific
Corp., in its capacity as the  administrator  of Global Funding.  AMACAR Pacific
Corp. will also be the administrator of each trust pursuant to separate administrative services agreements. In such capacities the administrator will be responsible for various administrative functions relating to the business of Global Funding and the trusts. See "Description of the Administrative Services
Agreements" for a description of the  administrative  functions for which AMACAR
Pacific Corp. will be responsible.

Beneficial Ownership of Global Funding and the Trusts

     Global Funding is beneficially owned by AMACAR Pacific Corp. (the "trust beneficial owner"). The trust beneficial owner's only interest in Global Funding is the $1,000 amount invested in Global Funding prior to the issuance of any notes or any funding notes. No other equity contribution will be made to Global
Funding by any party. The principals of the trust beneficial owner have advised that it is ultimately owned by several individuals, none of whom are affiliated with Allstate Life or The Allstate Corporation. The investment by the trust beneficial owner will not be secured by the collateral relating to any series of notes.

     Global Funding will be the  beneficial  owner of each trust that is formed.
No equity contribution will be made to any trust by any party.

Negative Covenants of Global Funding

     So long as the depositor trust agreement remains in effect,  Global Funding
(and the  Delaware  trustee  and the  administrator  acting  on behalf of Global
Funding) shall not undertake any business, activity or transaction except as expressly provided for or contemplated by the depositor trust agreement or by any funding note indenture. In particular, Global Funding shall not, except as otherwise contemplated by the depositor trust agreement or by any funding note indenture:

     o sell, transfer, exchange, assign, lease, convey or otherwise dispose of any assets held in Global Funding, except for any funding agreements (as of the date of the depositor trust agreement or thereafter acquired);

     o engage in any business or activity other than in connection with, or relating to, (A) the performance of the depositor trust agreement and the execution, delivery and performance of any documents, including the program documents (other than the depositor trust agreement as set forth above), relating to the funding notes and the transactions contemplated thereby and (B) any activities, including entering into agreements that are necessary, suitable or convenient to accomplish the purposes of Global Funding specified under "-General";

     o    incur, directly or indirectly, any debt except for each funding note;

     o create, incur, assume or permit any lien or other encumbrance on any of its properties or assets owned or thereafter acquired, or any interest therein or the proceeds thereof except for the lien created pursuant to each funding note indenture;

     o amend, modify or fail to comply with any material provision of the depositor trust agreement, except for any amendment or modification of the depositor trust agreement expressly permitted under the depositor trust agreement;

                                       12

     o own any subsidiary, except for the issuing trusts, or lend or advance any funds to, or make any investment in, any person, except in connection with any funding notes, the depositor administrative services agreement, the depositor support agreement and any funding agreement;

     o directly or indirectly declare or make any distribution or other payment to, or redeem or otherwise acquire or retire for value the interests of, the trust beneficial owner if any amount under the funding notes or the notes is due and unpaid, or directly or indirectly redeem or otherwise acquire or retire for value any debt other than any funding note if any funding note remains outstanding;

     o become required to register as an "investment company" under and as such term is defined in the Investment Company Act of 1940, as amended
          (the "Investment Company Act");

     o enter into any transaction of merger or consolidation or liquidate or dissolve itself (or, to the fullest extent permitted by law, suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any person, except for the issuing trusts;

     o take any action that would cause Global Funding not to be either ignored or treated as a "grantor trust" for United States Federal income tax purposes;

     o have any employees other than the Delaware trustee, the administrator or any other persons necessary to conduct its business and enter into transactions contemplated under the program documents;

     o have an interest in any bank account other than those accounts required or permitted under the program documents;

     o permit any affiliate, employee or officer of Allstate Life or any agent of Allstate Life or any agent to be a trustee of Global Funding;

     o    issue any funding note unless (A) Global Funding has purchased or will
          simultaneously   purchase  the  relevant  funding   agreement(s)  from
          Allstate  Life and (B) Global  Funding will grant a security  interest in, pledge and collaterally  assign the relevant funding  agreement(s)
          to the funding note indenture trustee and will immediately  thereafter assign  absolutely to and deposit into the relevant trust the relevant funding agreement(s); and (C) the relevant funding note will thereupon be surrendered and cancelled by Global Funding  immediately  upon such surrender,  and such  cancellation  shall operate as a redemption  and satisfaction of the funding note;

     o commingle any of its assets with assets of any of Global Funding's affiliates, or guarantee any obligation of any of Global Funding's affiliates;

     o (A) permit the validity or effectiveness of any funding note indenture or the security interest securing the funding note issued pursuant to any funding note indenture to be impaired, or permit such security interest to be amended, hypothecated, subordinated, terminated or discharged, (B) permit any person to be released from any covenants or obligations under any funding agreement securing any funding note, except as expressly permitted thereunder, under the applicable funding note indenture, the depositor trust agreement, or each applicable funding agreement, (C) create, incur, assume, or permit any lien or other encumbrance (other than the security interests securing the funding notes) on any of its properties or assets (whenever acquired), or any interest therein or the proceeds thereof, or (D) permit a lien with respect to any collateral not to constitute a valid first priority perfected security interest in such collateral securing the related funding note;

     o    issue any funding note unless Allstate Life has affirmed in writing to
          Global  Funding  that it has made  changes to its books and records to reflect  the grant of a  security  interest  in,  and the making of an
          assignment   for   collateral   purposes  of,  the  relevant   funding
          agreement(s)  by  Global  Funding  to  the  applicable   funding  note
          indenture  trustee  in  accordance  with  the  terms  of such  funding agreement(s)  and the  applicable  funding note  indenture  and Global
          Funding  has taken such other steps as may be  necessary  to cause the security interest in or assignment for all collateral purposes of, the applicable  collateral  to be  perfected  for  purposes of the Uniform
          Commercial  Code in effect  in the  State of New York  (the  "UCC") or effective  against its  creditors  and  subsequent  purchasers of such collateral pursuant to insurance or other state laws; or

                                       13

     o make any deduction or withholding from any payment of principal of or interest on any funding note (other than amounts that may be required to be withheld or deducted from such payments under the Internal
          Revenue Code of 1986, as amended (the "Code"), or any other applicable tax law) by reason of the payment of any taxes levied or assessed upon any portion of the related collateral except to the extent specified in the applicable funding note indenture or the relevant funding note certificate or supplemental funding note indenture.

Negative Covenants of the Trusts

     The trust agreement of each issuing trust will provide that so long as the trust agreement remains in effect, the trust (and the Delaware trustee and the administrator acting on behalf of the trust) shall not undertake any business, activity or transaction except as expressly provided for or contemplated by the trust agreement or the applicable indenture. In particular, the issuing trust shall not, except as otherwise contemplated by such trust agreement or the applicable indenture:

     o sell, transfer, exchange, assign, lease, convey or otherwise dispose of any assets held in the trust (as of the date of the trust agreement or thereafter acquired), including, without limitation, any portion of the applicable collateral;

     o engage in any business or activity other than in connection with, or relating to, (A) the performance of the trust agreement and the execution, delivery and performance of any documents, including the program documents (other than the trust agreement as set forth above), relating to the applicable series of notes and the transactions contemplated thereby, (B) the issuance of the applicable series of notes pursuant to the applicable indenture and (C) any activities, including entering into agreements that are necessary, suitable or convenient to accomplish the purposes of the trust specified therein;

     o incur, directly or indirectly, any debt except for the applicable series of notes;

     o amend, modify or fail to comply with any material provision of the trust agreement, except for any amendment or modification of the trust agreement expressly permitted under the trust agreement or under the applicable indenture or the relevant funding agreement(s);

     o own any subsidiary or lend or advance any funds to, or make any investment in, any person, except for an investment in the applicable funding agreement(s), the applicable funding note or the investment of any funds of the trust held by the indenture trustee, a paying agent, the registrar, the Delaware trustee or the administrator as provided in (or in the documents or agreements contained in) the applicable series instrument or the applicable closing instrument, or in any applicable funding agreement;

     o directly or indirectly declare or pay a distribution or make any distribution or other payment, or redeem or otherwise acquire or retire for value any securities other than the applicable series of notes, provided that the trust may declare or pay a distribution or make any distribution or other payment to the trust beneficial owner in compliance with the trust agreement if the trust has paid or made provision for the payment of all amounts due to be paid on the applicable series of notes, and pay all of its debt, liabilities, obligations and expenses, the payment of which is provided for under the applicable support agreement;

     o become required to register as an "investment company" under and as such term is defined in the Investment Company Act;

     o enter into any transaction of merger or consolidation or liquidate or dissolve itself (or, to the fullest extent permitted by law, suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any person;

     o take any action that would cause the trust not to be either ignored or treated as a "grantor trust" for United States Federal income tax purposes;

     o have any employees other than the Delaware trustee, the administrator or any other persons necessary to conduct its business and enter into transactions contemplated under the program documents;

                                       14

     o    have an interest  in any bank  account  other than (A) those  accounts
          contemplated  by  the  program  documents,   and  (B)  those  accounts
          expressly  permitted by the indenture trustee;  provided that any such further account or such interest of the trust therein shall be charged or  otherwise  secured  in favor  of the  indenture  trustee  on terms acceptable to the indenture trustee;

     o permit any affiliate, employee or officer of Allstate Life or any agent of Allstate Life or Agent to be a trustee of the trust;

     o issue the applicable series of notes unless Allstate Life has affirmed in writing to the trust that it has made changes to its books and records to reflect the grant of a security interest in, and the making of an assignment for collateral purposes of, the relevant funding agreement(s) by the trust to the indenture trustee in accordance with the terms of such funding agreement(s) and the trust has taken such other steps as may be necessary to cause the security interest in or assignment for all collateral purposes of, the collateral to be perfected for purposes of the UCC or effective against its creditors and subsequent purchasers of the collateral pursuant to insurance or other state laws;

     o make any deduction or withholding from any payment of principal of or interest on the notes (other than amounts that may be required to be withheld or deducted from such payments under the Code or any other applicable tax law) by reason of the payment of any taxes levied or assessed upon any portion of the collateral except to the extent specified in the applicable indenture or a note certificate or supplemental indenture;

     o commingle any of its assets with assets of any of the trust's affiliates, or guarantee any obligation of any of the trust's affiliates; or

     o    (A) permit the validity or effectiveness  of the applicable  indenture or the security interest securing the applicable series of notes to be
          impaired,   or  permit   such   security   interest   to  be  amended,
          hypothecated,  subordinated,  terminated or discharged, (B) permit any person to be released  from any  covenants  or  obligations  under any funding agreement  securing the applicable series of notes,  except as expressly permitted thereunder,  under the applicable  indenture,  the applicable trust agreement, or each applicable funding agreement,  (C)
          create,  incur, assume, or permit any lien or other encumbrance (other than the security interest securing the applicable series of notes) on any of its  properties  or  assets,  or any  interest  therein  or the proceeds thereof,  or (D) permit a lien with respect to the applicable collateral not to constitute a valid first priority perfected security interest in the collateral securing the applicable series of notes.

Amendments of Depositor Trust Agreement

     The depositor trust agreement may be amended from time to time by the parties thereto by a written instrument executed by each of the parties, in any way that is not inconsistent with the intent of the depositor trust agreement, including, without limitation to: (i) cure any ambiguity, (ii) correct, supplement or modify any provision of the depositor trust agreement that is inconsistent with another provision of the depositor trust agreement or (iii) modify, eliminate or add to any provisions of the depositor trust agreement to the extent necessary to ensure that Global Funding will, at all times, for United States Federal income tax purposes be either ignored or treated as a "grantor trust" or to ensure that Global Funding will not be required to register as an "investment company" under the Investment Company Act and no such amendment shall require the consent of any other person, except to the extent specified in the second and third paragraphs below.

     So long as any funding note remains outstanding, except as provided in the two paragraphs immediately following below, any amendment to the depositor trust agreement that would adversely affect, in any material respect, the terms of any funding note, other then any amendment of the type contemplated by clause (iii) of the immediately preceding paragraph, shall require the prior consent of the holders or holders of a majority of the outstanding principal amount of funding notes.

     So long as any funding note remains outstanding, the depositor trust agreement may not be amended to (i) change the amount or timing of any payment of any funding note or (ii) impair the right of the applicable trust to institute suit for the enforcement of any right for principal and interest or other distribution without the consent of each affected holder.

     The Delaware trustee shall not be required to enter into any amendment to the depositor trust agreement which adversely affects its own rights, duties or immunities under the depositor trust agreement.

                                       15

Amendments of Trust Agreements

     The trust agreement of each issuing trust will provide that the trust agreement may be amended from time to time by the Delaware trustee and the administrator by a written instrument executed by the Delaware trustee and the administrator, in any way that is not inconsistent with the intent of the trust agreement, including, without limitation to: (i) cure any ambiguity, (ii) correct, supplement or modify any provision of the trust agreement that is inconsistent with another provision of the trust agreement or (iii) modify, eliminate or add to any provisions of the trust agreement to the extent necessary to ensure that the trust will, at all times, for United States Federal income tax purposes be either ignored or treated as a grantor trust or to ensure that the trust will not be required to register as an investment company under the Investment Company Act and no such amendment shall require the consent of any other person, except to the extent specified in the second and third paragraphs below.

     So long as any notes of the applicable series remain outstanding, except as provided in the two paragraphs immediately following below, any amendment to the applicable trust agreement that would adversely affect, in any material respect, the terms of any notes of such series, other than any amendment of the type contemplated by clause (iii) of the immediately preceding paragraph, shall require the prior consent of the holders of a majority of the outstanding principal amount of the notes of the applicable series.

     So long as any notes of the applicable series remain outstanding, the applicable trust agreement may not be amended to (i) change the amount or timing of any payment of any notes of the applicable series or (ii) impair the right of any holder thereof to institute suit for the enforcement of any right for principal and interest or other distribution, in each case without the consent of each affected holder.

     The Delaware trustee shall not be required to enter into any amendment to any trust agreement which adversely affects its own rights, duties or immunities under the applicable trust agreement.

Relationships  among  Global  Funding,  the Trusts,  Allstate  Life and Allstate
Insurance Company

     The following describes the relationships among Global Funding, the trusts, Allstate Life and Allstate Insurance Company:

     o pursuant to an amended and restated name licensing agreement, dated as of February -, 2006, Allstate Insurance Company has granted Global
          Funding, and in connection with any issuance and sale of notes, pursuant to a separate name licensing agreement Allstate Insurance
          Company will grant the issuing trust, a non-exclusive license to use the name "Allstate" and other licensed marks as provided therein;

     o Allstate Life and Global Funding entered into an amended and restated support and expenses agreement dated as of February -, 2006, pursuant to which Allstate Life agreed, among other things, to pay certain costs and expenses relating to the offering, sale and issuance of each funding note and certain costs, expenses and taxes incurred by Global
          Funding, and to indemnify Global Funding with respect to certain matters;

     o in connection with the issuance of a series of notes, pursuant to a separate support and expenses agreement, Allstate Life will agree, among other things, to pay certain costs and expenses relating to the offering, sale and issuance of the applicable series of notes and certain costs, expenses and taxes incurred by the issuing trust, and to indemnify the issuing trust with respect to certain matters; and

     o Allstate Life, Global Funding and the applicable issuing trust will enter into the documents contemplated by the medium term note program or the Allstate Life(R) CoreNotes(R) program in connection with the issue and sale of each series of notes.

     Except as set  forth  above,  none of The  Allstate  Corporation,  Allstate
Insurance Company, Allstate Life or any of their respective officers, directors, subsidiaries or affiliates owns or will own any beneficial interest in Global
Funding or any trust nor has any of these persons or entities entered or will enter into any agreement with Global Funding or any trust.

     No trust will be affiliated with Allstate Life.

     Neither The Allstate Corporation, Allstate Insurance Company, Allstate Life nor any of their respective officers, directors, subsidiaries or affiliates owns, or will own, any beneficial interest in the depositor or the trusts.

                                       16

     Neither The Allstate Corporation, Allstate Life nor any of their respective officers, directors, subsidiaries or affiliates is affiliated with the Delaware trustee, the trust beneficial owner or the administrator of any trust or Global
Funding,  any indenture trustee or any funding note indenture  trustee.  Neither
The Allstate Corporation, Allstate Insurance Company, Allstate Life nor any of their respective officers, directors, subsidiaries or affiliates is affiliated with any beneficial owner of AMACAR Pacific Corp.

Costs and Expenses of Global Funding and the Trusts

     Costs and expenses of Global Funding and each trust shall be paid by Allstate Life pursuant to the applicable support agreement to the extent provided therein. See "Description of Support and Expenses Agreements."

Records and Financial Statements of Global Funding and the Trusts

     Each trust will:

     o    maintain separate and distinct records; and

     o    hold and account for its assets  separately  from the assets of Global
          Funding and the assets of the other trusts.


                                       17



                 DESCRIPTION OF ALLSTATE LIFE INSURANCE COMPANY

     Allstate Life  Insurance  Company is the sponsor of the programs.  Allstate
Life was organized in 1957 as a stock life  insurance  company under the laws of the State of  Illinois.  It  conducts  substantially  all of its life  insurance operations directly or through wholly owned United States subsidiaries.  It is a
wholly  owned  subsidiary  of  Allstate   Insurance  Company  ("AIC"),  a  stock
property-liability  insurance  company  organized under the laws of the State of
Illinois.  All  of  the  outstanding  stock  of AIC  is  owned  by The  Allstate
Corporation, a publicly owned holding company incorporated under the laws of the
State of Delaware.

     The Allstate  Corporation,  together with its  subsidiaries,  is the second largest personal property and casualty insurer in the United States on the basis of 2004  statutory  premiums  earned.  Widely known  through the "You're In Good
Hands  With  Allstate(R)"   slogan,  The  Allstate   Corporation,   through  its
subsidiaries, provides insurance products to approximately 17 million households and has approximately 14,100 exclusive agencies and financial specialists in the
United States and Canada.

     Allstate Life sells life insurance, retirement and investment products to individual and institutional customers through several distribution channels.
The principal individual products are deferred and immediate fixed annuities, variable annuities, interest-sensitive and traditional life insurance, and accident and health insurance. The principal institutional product is funding agreements backing medium-term notes.

     Allstate Life distributes its products to individuals through multiple intermediary distribution channels, including Allstate exclusive agencies, independent agents (primarily master brokerage agencies), banks, broker-dealers, and specialized structured settlement brokers. Allstate Life sells funding agreements to unaffiliated trusts used to back medium-term notes issued to institutional and individual investors.

     As of December  31, 2004 and  December  31,  2003,  respectively,  Allstate
Life's total invested assets in its general account were $69.69 billion and $59.99 billion, and its separate accounts' assets were $14.38 billion and $13.43 billion, respectively. Net income for the years ended December 31, 2004 and 2003 was $181 million and $278 million, respectively.

     Since 1999, Allstate Life has participated in five securitization programs for the issuance of medium term notes secured by funding agreements. The first program in which Allstate Life participated was a securitization program under which notes were offered in private placement transactions by a Cayman Islands limited liability company only to foreign investors, in reliance on Regulation S under the Securities Act. Under this program, in connection with each offering of notes, Allstate Life sells a funding agreement to the issuing entity, which uses the proceeds of the note issuance to pay for the funding agreement and holds the funding agreement as its principal asset. The notes are secured with a lien on the funding agreement. Allstate Life makes payments under the funding agreement which, in turn, are used by the issuing entity to pay interest and principal when due under the applicable notes.

     In September 2000,  Allstate Life began  participating  in a securitization program (the "GMTN I program") under which a Delaware limited  liability company
issued  funding   agreement-backed   medium  term  notes  in  private  placement
transactions  to both "qualified  institutional  buyers" in the United States in reliance on Rule 144A under the  Securities  Act, and to foreign  investors.  In addition to the notes,  the issuing  entity also offered  auction  market equity securities  ("AMES").  Under the GMTN I program,  the future  payment  stream of
Allstate  Life's  funding  agreements  was  used to back  the  issuing  entity's obligations under both the applicable series of notes and the AMES. In addition, the notes of each  series are  secured  with a lien on each  applicable  funding agreement.

     Since August 2003,  Allstate Life has been  participating  in an additional
global  funding   agreement-backed  medium  term  note  program  (the  "GMTN  II program").  The GMTN II structure  does not include the AMES feature.  Under the
GMTN II  program,  notes are issued by a Delaware  series  trust  which uses the proceeds from each  offering to acquire from  Allstate Life a funding  agreement with  pricing  terms  matching  those  of the  underlying  notes.  Each  funding agreement is pledged by the issuing  entity to the  indenture  trustee to secure the issuing entity's obligations under the relevant series of notes.

     Since April 2004, Allstate Life has been participating in the programs for the issuance of secured medium term notes (including the Allstate Life(R)
CoreNotes(R) program) described in this prospectus and the applicable prospectus supplements.

     Under all of the above described securitization programs, Allstate Life is responsible for certain fees and expenses of, and has certain indemnification obligations with respect to, each of the issuing entities and their respective service

                                       18

providers. Allstate Life also has certain indemnification obligations for securities law liabilities to initial purchasers of notes issued under the above described programs.

     As of February 27, 2006, funding agreements having an aggregate principal amount of $13,869,991,572 have been issued and were outstanding in connection with the securitization programs described above.

     Allstate  Life  is a  "significant  obligor"  within  the  meaning  of  the applicable SEC  regulations.  This  prospectus and any  accompanying  prospectus supplement  and pricing  supplement  incorporate  by reference the  consolidated
financial   statements  of  Allstate  Life  and  its  subsidiaries  meeting  the requirements  of the  applicable  SEC  regulations  for financial  statements of significant obligors.

     Allstate  Life's  principal  executive  offices are located at 3100 Sanders
Road, Northbrook, Illinois 60062 and its telephone number is (847) 402-5000.

                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

     The following table shows the ratio of earnings to fixed charges for Allstate Life and its subsidiaries for the periods indicated:


                                                                         Nine-month
                                                                       periods ended
                                                                        September 30,          Year Ended December 31,
                                                                        -------------          -----------------------
                                                                           2005    2004   2004    2003    2002   2001    2000
                                                                           ----    ----   ----    ----    ----   ----    ----
Ratio of earnings to fixed charges(1)(2)(3)                                1.2x    1.2x   1.3x    1.3x    1.2x   1.3x    1.5x
---------------
(1)  Allstate Life has authority to issue up to 1,500,000 shares of non-voting preferred stock, par value $100.00 per share. There are currently 49,230 shares of redeemable preferred stock issued and outstanding. Allstate Life is obligated to pay a dividend on those preferred shares.

(2) For the purposes of this computation, earnings consist of income from continuing operations before income taxes and the cumulative effect of change in accounting principle plus fixed charges. Fixed charges consist of the interest factor of annual rental expense, the dividends on redeemable preferred securities and the interest credited to contractholder funds.

(3) Allstate Life continues to sell asset accumulation products that credit interest to the contractholder. This results in a negative impact on the ratio of earnings to fixed charges because the effect of increases in interest credited to contractholders more than offsets the effect of the increases in earnings.


                                 USE OF PROCEEDS

     In connection with the issuance and sale of each series of notes, the issuing trust will use the net proceeds received from the offering of the applicable series of notes to purchase a funding note from Global Funding.
Global Funding will use the proceeds received from the sale of such funding note to purchase one or more funding agreements issued by Allstate Life. Allstate
Life intends to use the net proceeds from the sale of each funding agreement to purchase investment assets.


                                       19



                            DESCRIPTION OF THE NOTES

     This prospectus relates to:

     o one or more series of secured medium term notes to be offered primarily to retail investors which are referred to as Allstate
          Life(R) CoreNotes(R); and

     o one or more series of secured medium term notes to be offered primarily to institutional investors, which one or more newly created separate and distinct Delaware special purpose statutory trusts that may be formed from time to time may offer.

     Allstate Life(R) CoreNotes(R) will be offered from time to time to the public, with payment of principal of, any premium and interest on, and any other amounts due and owing with respect to, the Allstate Life(R) CoreNotes(R) to be secured by one or more applicable funding agreements issued by Allstate Life and assigned absolutely to, and deposited into, the issuing trust by Global Funding.

     The terms of the secured medium term notes are identical in all material respects to the terms of the Allstate Life(R) CoreNotes(R), except that the secured medium term notes:

     o    may be issued as amortizing notes;

     o    may be denominated in one or more foreign currencies;

     o will not contain a survivor's option, permitting optional repayment of notes of a series, subject to certain limitations, prior to maturity, if requested, following the death of the beneficial owner of notes of that series; and

     o may contain a provision providing for the redemption of the notes if Allstate Life is required to pay additional amounts on the related funding agreements pursuant to the applicable pricing supplement and Allstate Life exercises its right to redeem the funding agreements.

     The following is a general description of the terms of the notes. Specific terms of a series of notes will be provided in the applicable pricing supplement which will supplement this prospectus and the applicable prospectus supplement.

     Notes will be issued in one or more series. The terms of each indenture (as defined below) will not limit the amount of notes that the relevant trust may issue. Unless otherwise specified in the applicable prospectus supplement or the applicable pricing supplement, each series of notes will be secured by one or more funding agreements relating to that series of notes.

     Each trust may issue notes at a discount below their stated principal amount, bearing no interest or interest at a rate that at the time of issuance is below market rates.

     None of the trusts will issue notes that may be repaid at the option of the holders prior to the stated maturity date if such issuance would cause the relevant trust to fail to satisfy the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder.

     Certain federal income tax considerations and other relevant considerations are described in the applicable prospectus supplement or pricing supplement.

     The decision to issue notes to investors and purchase funding agreements or funding notes (in the case of an issuing trust) issued by Allstate Life (or
Global Funding in the case of funding notes) rests solely with Global Funding or the issuing trust (in the case of funding notes). Global Funding and the trusts are under no obligation to Allstate Life or any other person or entity to issue any notes or purchase any funding agreements.


                                       20



                          DESCRIPTION OF THE INDENTURES

     Each series of notes will be issued by a trust pursuant to a separate indenture (each, an "indenture") to be entered into among the issuing trust and the other parties specified therein, including J.P. Morgan Trust Company, National Association ("J.P. Morgan Trust Company") or another entity specified in the applicable indenture, in its capacity as indenture trustee, (including, in each case, any successor, the "indenture trustee"). Each indenture will be subject to and qualified under the Trust Indenture Act. Each indenture will adopt the standard indenture terms, which are filed as an exhibit to the registration statement of which this prospectus is a part and are incorporated into this prospectus by reference.

     The following summary highlights some of the provisions included in the standard indenture terms, but it may not contain all of the information that is important to you. The standard indenture terms are not restated in their entirety and you should read the standard indenture terms, which are attached as an exhibit to the registration statement of which this prospectus forms a part.

Covenants

     Under the applicable indenture, the issuing trust will make certain covenants regarding payment of principal, interest (if any), premium (if any) and other amounts (if any), maintenance of offices or agencies, holding in trust money for note payments, protection of the collateral and delivery of an annual statement as to compliance with conditions, performance of obligations and adherence to covenants under the applicable indenture. Among other covenants, the issuing trust will agree, so long as any notes of the applicable series are outstanding, that such trust will comply with all of its covenants set forth under "Description of Allstate Life Global Funding and the Trusts--Negative
Covenants of the Trusts".

Non-Petition

     Under the  applicable  indenture  in  respect  of a series  of  notes,  the indenture  trustee,  each other party to such indenture and each holder of notes of such series will  covenant and agree that,  for a period of one year plus one day after  payment  in full of all  amounts  payable  under or in respect of the applicable  indenture  and the  notes  of such  series,  it will  not  institute against, or join any other person in instituting  against,  the applicable trust
any   bankruptcy,   reorganization,   arrangement,   insolvency  or  liquidation
proceedings,  or other  proceedings  under any  federal or state  bankruptcy  or similar law. The immediately preceding sentence shall survive any termination of the applicable indenture.

     Notwithstanding the preceding paragraph, under the applicable indenture in respect of a series of notes, the indenture trustee and each other party to such indenture and each holder of notes of such series will covenant and agree that it will not institute against, or join any other person in instituting against, the applicable trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law, as a result of the failure to pay fees or expenses pursuant the applicable indenture to any party entitled thereto.

     Moreover, under the applicable indenture, each of the indenture trustee and each other party to such indenture will covenant and agree that it will not cause an Event of Default as a result of the applicable trust's failure to pay any fees or expenses to any party entitled thereto under such indenture.

Events of Default

     The following will be "Events of Default" with respect to the notes of a particular series issued pursuant to the applicable indenture:

     o default in the payment when due and payable of the principal of, or any premium on, any note of such series;

     o default in the payment when due and payable, of any interest on, or any additional amounts with respect to, any note of such series and continuance of such default for a period of five business days;

     o any "Event of Default" (as defined in the funding agreement) by Allstate Life under any funding agreement securing the notes of such series or any Event of Default (as defined in the applicable funding note) under the applicable funding note;

     o the issuing trust fails to observe or perform any covenant contained in the notes of such series or in the applicable indenture for a period of 30 days after the date on which written notice specifying such failure,

                                       21

          stating that such notice is a "Notice of Default" thereunder and demanding that the issuing trust remedy the same, will have been given by registered or certified mail, return receipt requested, to the issuing trust by the indenture trustee, or to the issuing trust and the indenture trustee by the holder or holders of at least 25% in aggregate principal amount of the outstanding notes of such series affected thereby;

     o the applicable indenture for any reason shall cease to be in full force and effect or shall be declared null and void, or the indenture trustee shall fail to have or maintain a validly created and first priority perfected security interest (or the equivalent thereof) in the collateral required to secure the notes of such series; or any person shall successfully claim, as finally determined by a court of competent jurisdiction, that any lien on such collateral in favor of the indenture trustee for the benefit of the holders of the notes of such series and any other person for whose benefit the indenture trustee is or will be holding the applicable collateral, is void or is junior to any other lien or that the enforcement thereof is materially limited because of any preference, fraudulent transfer, conveyance or similar law;

     o an involuntary case or other proceeding shall be commenced against the issuing trust seeking liquidation, reorganization or other relief with respect to the issuing trust or its debts under any bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the issuing trust or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the issuing trust under the federal bankruptcy laws in effect at the date of the applicable indenture or thereafter;

     o the issuing trust commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, reorganization or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the issuing trust or any substantial part of its property, or consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or makes a general assignment for the benefit of creditors, or fails generally to pay its debts as they become due, or takes any statutory trust action to authorize any of the foregoing; or

     o any other Event of Default provided in any supplemental indenture or in a note certificate representing the notes of such series.

     If one or more Events of Default shall have occurred and be continuing with respect to the notes of such series, then, and in every such event, unless the principal of all of the notes of such series shall have already become due and payable, either the indenture trustee or the holder or holders of not less than 25% in aggregate principal amount of the notes of such series then outstanding under the applicable indenture by notice in writing to the issuing trust (and to the indenture trustee if given by such holders), may declare the entire principal of, and premium (if any), of all the notes of such series and any interest accrued thereon and any other amounts due and owing with respect thereto, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided that, if any Event of Default specified in the sixth or seventh bullets above occurs with respect to the issuing trust, or if any Event of Default specified in the third bullet above that would cause any funding agreement securing the notes of such series to become immediately due and payable occurs with respect to Allstate Life, then without any notice to the issuing trust or any other act by the indenture trustee or any holder of any notes of such series, the entire principal of, and premium on (if any), all the notes of such series and the interest accrued thereon and any other amounts due and owing with respect thereto, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which will be waived by the issuing trust under the applicable indenture.

     Notwithstanding the previous paragraph, if at any time after the principal of the notes of such series, any interest accrued thereon and any other amounts due or owing with respect thereto shall have been so declared due and payable and before any judgment or decree for the payment of the funds due shall have been obtained or entered as hereinafter provided, the issuing trust shall pay or shall deposit with the indenture trustee a sum sufficient to pay all due and payable interest on all the notes of such series, any interest accrued thereon and any other amounts due or owing with respect thereto and the principal of and premium on (if any) any and all notes of such series which shall have become due and payable otherwise than by acceleration (with interest on such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue interest and any other amounts payable, at the same rate as the rate of interest specified in the note certificates representing the notes of such series to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the indenture trustee and each predecessor indenture trustee, their respective

                                       22

agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the indenture trustee and each predecessor indenture trustee except as a result of negligence or bad faith, and if any and all Events of Default under the applicable indenture, other than the non-payment of the principal of and premium on (if any) the notes of such series which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the applicable holder representative (as defined below), by written notice to the issuing trust and to the indenture trustee, may waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     Upon the occurrence and during the continuation of an Event of Default, the claims of the indenture trustee for its fees and expenses will have priority over the claims of holders of notes of such series with respect to any funds collected by the indenture trustee during such Event of Default, subject to the terms of the applicable indenture.

     Except in the circumstances described in the third bullet point above, an Event of Default under the notes of a series will not constitute an event of default under any related funding agreement. In the absence of a contemporaneous event of default under any applicable funding agreement, the issuing trust will probably not have sufficient amounts to pay fully all amounts due to the holders of the applicable series of notes upon the occurrence of an acceleration event with respect to such series of notes. In such a case, the indenture trustee, acting for the benefit of the holders of the applicable series of notes, will be limited to a proceeding against each applicable funding agreement and the related collateral. However, because under such circumstances Allstate Life would not be under any obligation to accelerate its payment obligations under any such funding agreement, the indenture trustee could only:

     o continue to receive scheduled periodic payments under the collateral, including any applicable funding agreement;

     o dispose of the collateral, including any applicable funding agreement, subject to obtaining the consent of Allstate Life; or

     o    exercise any combination of the foregoing.

     Any such disposition of collateral could be made on unfavorable terms and result in material losses to the holders of the applicable series of notes.

     In addition, in the event of any acceleration under a series of notes, the amounts of cash received under any applicable funding agreement(s), the applicable support agreement and any other sources available to the issuing trust may be insufficient to enable it to satisfy all of its support obligations and other cash obligations. The failure to have sufficient cash to meet these obligations could result in insolvency or other circumstances that could result in material losses to the holders of the applicable series of notes.

Application of Proceeds

     Any funds collected by the indenture trustee following an Event of Default, and during the continuance thereof, under the applicable indenture in respect of the notes of a series shall be held in trust in the applicable collection account and be applied in the following order at the date or dates fixed by the indenture trustee and, in case of the distribution of such funds on account of principal, any premium and interest and any other amounts due and owing, upon presentation of the global security or certificates representing the notes of such series and the notation thereon of the payment if only partially paid or upon the surrender thereof if fully paid:

     First:  to  the  payment  of  costs  and  expenses,   including  reasonable
     compensation  to the  indenture  trustee  and  each  predecessor  indenture trustee and their  respective  agents and attorneys and of all expenses and liabilities  incurred,  and all advances made, by the indenture trustee and each predecessor  indenture  trustee except as those adjudicated in a court of competent  jurisdiction to be the result of any such indenture trustee's negligence  or bad faith,  in an aggregate  amount of no more than $250,000 for all series of notes  issued  under the  programs to the extent not paid pursuant to the applicable support agreement;

     Second: to the payment of principal, any premium and interest, any additional amounts and any other amounts then due and owing on the notes of such series, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such notes;

                                       23

     Third: to the payment of any other Obligations then due and owing with respect to such series of notes, ratably, without preference or priority of any kind; and

     Fourth: to the payment of any remaining balance to the issuing trust for distribution by the Delaware trustee in accordance with the provisions of the applicable trust agreement.

     All money deposited with the indenture trustee pursuant to an indenture in respect of notes of a series, except when an Event of Default has occurred and is continuing, shall be held in trust in the applicable collection account and applied by it, in accordance with the provisions of the notes of such series and the applicable indenture, to the payment through any paying agent, to the persons entitled thereto, of the principal, premium, if any, interest and additional amounts, if any, for whose payment such money has been deposited with or received by the indenture trustee. If no Event of Default with respect to the notes of a series has occurred and is continuing, the following priority of payments shall apply:

     First: to the payment of principal, any premium and interest, any additional amounts, and any other amounts then due and owing on the notes of such series, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such notes;

     Second: to the payment of any other Obligations then due and owing with respect to such series of notes, ratably, without preference or priority of any kind; and

     Third: to the payment of any remaining balance to the issuing trust for distribution by the Delaware trustee in accordance with the provisions of the applicable trust agreement.

     The indenture trustee may make distributions under an indenture in cash or in kind or, on a ratable basis, in any combination thereof.

     Except as provided in the immediately following paragraph, all funds received by the indenture trustee shall, until used or applied as provided in the applicable indenture, be held in trust for the purposes for which they were received. The indenture trustee (and each of its agents and affiliates) shall deposit all cash amounts received by it (or any such agents or affiliates) that are derived from the collateral for the benefit of the holders of the applicable series of notes in a collection account. Neither the indenture trustee nor any agent of the applicable trust or the indenture trustee shall be under any liability for interest on any funds received by it under the applicable indenture.

     Any funds deposited with or paid to the indenture trustee or any paying agent for the payment of the principal of, any interest or premium on, or any additional amounts or any other amounts with respect to, any note of a series and not applied but remaining unclaimed for three years after the date upon which such principal, interest, premium, additional amounts or any other amount shall have become due and payable, shall, upon the written request of the applicable trust and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the applicable trust by the indenture trustee or such paying agent, and the holder of any such note shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the applicable trust for any payment which such holder may be entitled to collect, and all liability of the indenture trustee or any paying agent with respect to such funds shall thereupon cease.

Trust Certificate of Compliance

     Under each indenture, the trust will furnish to the indenture trustee on or before May 15 of each year commencing with the first May 15 following the issuance of a funding note or any notes, a brief certificate as to its knowledge of the trust's compliance with all conditions and covenants under the applicable indenture (which will be determined without regard to any period of grace or requirement of notice provided under the indenture).

Reports on Assessment  of  Compliance  With  Servicing  Criteria and  Compliance
Statements; Attestation Reports of Registered Public Accounting Firm

     In connection with the filing of any annual report on Form 10-K of a trust filed under the Exchange Act, each of the indenture trustee and each paying agent (unless the indenture trustee is the only paying agent) shall (a) provide to Allstate Life, the applicable trust and Global Funding (i) a report required pursuant to Item 1122(a) of Regulation AB on an assessment of compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (each a "Compliance Report") and (ii) a statement of compliance required pursuant to
Item 1123 of Regulation  AB, each of which shall be dated

                                       24

the date of, and shall be filed as an exhibit to, the applicable  annual report;
and (b) cause, at the expense of Allstate Life, a registered public accounting firm to provide to Allstate Life, the applicable trust and Global Funding an attestation report on the applicable Compliance Report as required pursuant to
Item 1122(b) of Regulation AB, which shall be dated the date of, and shall be filed as an exhibit to, the applicable Annual Report.

Reports by Indenture Trustee

     Within ten days following any distribution made or scheduled to be made on the notes of a series, including any date specified in the applicable note certificate(s) or in any supplement to the applicable indenture or the date at which the notes of such series become due and payable, and only to the extent the applicable trust is required to file reports under the Exchange Act, the indenture trustee will deliver to Allstate Life and the holders of the notes of such series a report regarding such distribution.

     Within 60 days after May 15 of each year commencing with the first May 15 following the issuance of the notes of a series, if required by Section 313(a) of the Trust Indenture Act, the indenture trustee shall transmit, pursuant to
Section 313(c) of the Trust Indenture Act, a brief report dated as of May 15 with respect to any of the events specified in Section 313(a) of the Trust
Indenture Act which may have occurred since the later of the immediately preceding May 15 and the date of the applicable indenture. The indenture trustee shall transmit the reports required by Section 313(a) of the Trust Indenture Act at the time specified therein. The indenture trustee shall comply with Section
313(b) of the Trust Indenture Act. Such reports shall be transmitted in the manner and to the persons required by Sections 313(c) and 313(d) of the Trust
Indenture Act. A copy of each such report shall, at the time of such transmission to holders of the notes of such series, be filed by the indenture trustee with each stock exchange upon which the notes of such series are listed, with the SEC and the applicable trust. The applicable trust will notify the indenture trustee whether the notes of such series are listed on any stock exchange.

Reports by Trust

     Pursuant to Section 314(a) of the Trust Indenture Act, each trust shall:

     o file, or cause to be filed, with the indenture trustee, within 15 days after the applicable trust or Global Funding is required to file the same with the SEC and to the extent available to such trust, copies of the annual reports and of the information, documents and other reports
          (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the applicable trust or Global Funding may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if such trust is not required to file information, documents or reports pursuant to either of said Sections, then it shall file, or cause to be filed, with the indenture trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed form time to time in such rules and regulations; provided that if, pursuant to any publicly available interpretations of the SEC, the applicable trust or Global
          Funding  would not be  required  to make such  filings  under  Section
          314(a) of the Trust Indenture Act, then such trust or Global Funding shall not be required to make such filings;

     o file, or cause to be filed on its behalf, with the indenture trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the applicable trust, with the conditions and covenants of the applicable indenture as may be required from time to time by such rules and regulations; and

     o transmit within 30 days after the filing thereof with the indenture trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by or on behalf of the applicable trust pursuant to the two immediately preceding paragraphs as may be required by rules and regulations prescribed from time to time by the SEC.

Fees and Expenses Payable Out of Cash Flows From Funding Agreements

     It is expected that funding agreement(s) securing the obligations of any issuing trust under a series of notes will constitute the sole source of payments in respect of the notes of such series. Pursuant to each indenture, any funds collected

                                       25

by the indenture trustee under the applicable series of notes will be applied as described under "--Application of Proceeds" and used in part to pay certain costs and expenses as described in the table below:

---------------- ----------------- ------------------------------------ ---------------- ----------------- --------------------
Payment of Fees  Party Receiving             General Purpose            Source of Funds    Distribution      Amount Payable
                     Fees and                                                                Priority
                     Expenses
---------------- ----------------- ------------------------------------ ---------------- ----------------- --------------------
Following        Indenture         Costs and expenses, including        Funds            First priority    Actual expenses
Event of         Trustee           reasonable compensation of the       collected by     (prior to the     (in an aggregate
Default                            indenture trustee, and each          the indenture    payment of any    amount of no more
                                   predecessor indenture trustee and    trustee in       other amounts,    than $250,000 for
                                   their respective agents and          respect of the   including any     all series of
                                   attorneys, and all expenses and      applicable       amounts due and   notes issued under
                                   liabilities incurred, and advances   series of notes  owing on the      the programs)
                                   made, by the indenture trustee and                    notes of the
                                   each predecessor indenture                            applicable
                                   trustee, excluding those resulting                    series)
                                   from negligence or bad faith
---------------- ----------------- ------------------------------------ ---------------- ----------------- --------------------
Prior to and     Indenture         All costs and expenses (including    Funds            Third priority    Actual expenses
Following        Trustee           attorneys' fees) incurred by the     collected by     (after the
Event of                           indenture trustee in realizing on    the indenture    payment of all
Default                            the applicable collateral            trustee in       amounts due and
                                                                        respect of the   owing under the
                                                                        applicable       notes of the
                                                                        series of notes  applicable
                                                                                         series)

---------------------------------------------------------------------------------------------------------------------------------
Certain Rights of Holders

     The holder or holders of a majority in aggregate principal amount of the notes of any series at the time outstanding shall have the right to elect a holder representative ("holder representative") who shall have binding authority upon all the holders and who shall direct the time, method, and place of conducting any proceeding for any remedy available to the indenture trustee, or exercising any trust or power conferred on the indenture trustee by the applicable indenture, provided that:

     o such direction shall not be otherwise than in accordance with law and the provisions of the applicable indenture; and

     o    subject to certain  limitations,  the indenture trustee shall have the right to  decline  to  follow  any  such  direction  if the  indenture trustee,  being advised by counsel, shall determine that the action or proceeding  so directed may not lawfully be taken or if the  indenture trustee  in good  faith  by its  board  of  directors,  the  executive committee,  or a trust committee of directors or responsible  officers
          of  the  indenture   trustee  shall   determine  that  the  action  or
          proceedings  so  directed  would  involve  the  indenture  trustee  in personal liability.

     Nothing in an indenture shall impair the right of the indenture trustee in its discretion to take any action deemed proper by the indenture trustee and which is not inconsistent with such direction by the holder or holders of notes of the applicable series.

     No holder of any note of any series shall have any right by virtue or by availing of any provision of the applicable indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to the applicable indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy under the applicable indenture, unless:

                                       26

     o such holder has previously given written notice to the indenture trustee of a continuing Event of Default with respect to such series of notes;

     o the holder or holders of notes representing not less than 25% of the aggregate principal amount of the outstanding notes of such series shall have made written request to the indenture trustee to institute proceedings in respect of such Event of Default in its own name as the indenture trustee;

     o such holder or holders have offered to the indenture trustee indemnity or security satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

     o the indenture trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     o no direction inconsistent with such written request has been given to the indenture trustee during such 60-day period by the holder or holders of notes representing at least 66 2/3% of the aggregate principal amount of the outstanding notes of such series;

it being understood and intended, and being expressly covenanted by each holder of a note of the relevant series with each other holder of a note of the relevant series and the indenture trustee, that no holder or holders of notes of a series shall have any right in any manner whatever by virtue of, or by availing of, any provision of the applicable indenture to affect, disturb or prejudice the rights of any other holder of any note of the relevant series or to obtain or to seek to obtain priority or preference over any other holder of the relevant series to enforce any right under such indenture, except in the manner therein provided and for the equal, ratable and common benefit of all the holders of the notes of the relevant series. For the protection and enforcement of the provisions described in this paragraph, each holder and the indenture trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provisions in the applicable indenture, however, the right of any holder of any note of the relevant series, which is absolute and unconditional, to receive payment of the principal of (and premium, if any), and interest on, if any, and additional amounts with respect to, if any, such note of the relevant series, on or after the respective due dates expressed in such note of the relevant series, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.

     Since Allstate Life and Global Funding are registrants, purchasers of notes may be able to proceed directly against Allstate Life and Global Funding to enforce their rights under the Federal securities laws and their rights under the Federal securities laws will be no different than if they purchased the underlying funding agreements directly from Allstate Life or the underlying funding notes directly from Global Funding.

Modifications and Amendments

     Modifications and Amendments Without Consent of Holders

     The issuing trust and the indenture trustee may from time to time and at any time enter into an indenture or indentures supplemental to the applicable indenture for one or more of the following purposes without the consent of any holders of the applicable series of notes:

     o for the issuing trust to convey, transfer, assign, mortgage or pledge to the indenture trustee as security for the notes of the relevant series any property or assets;

     o to add to the issuing trust's covenants such further covenants, restrictions, conditions or provisions as the issuing trust and the indenture trustee shall consider to be for the protection of each holder of notes of the applicable series, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in the relevant indenture, as described herein; provided that, in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the indenture trustee upon such an Event of Default or may limit the right of the applicable holder representative to waive such an Event of Default;

                                       27

     o to cure any ambiguity or to correct or supplement any provision contained in the relevant indenture or in any applicable supplemental indenture or note certificate which may be defective or inconsistent with any other provision contained in such indenture or in any applicable supplemental indenture or note certificate; or to make such other provisions in regard to matters or questions arising under the relevant indenture or under any applicable supplemental indenture or note certificate which shall not adversely affect the interests of the holders in any material respect; or

     o to evidence and provide for the acceptance of appointment under the relevant indenture by a successor indenture trustee with respect to the notes of the applicable series and to add to or change any of the provisions of such indenture as shall be necessary to provide for or facilitate the issuing trust's administration under the applicable indenture by more than one indenture trustee.

     The issuing trust shall advise all rating agencies that are then rating the medium term note program, the Allstate Life(R) CoreNotes(R) program or the relevant series of notes of any such supplemental indentures.

     Modifications and Amendments With Consent of Holders

     With the consent of the holder or holders of not less than 66 (2)/3% in aggregate principal amount of the outstanding notes of the applicable series, the issuing trust and the indenture trustee may, from time to time and at any time, enter into a supplemental indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the relevant indenture or of any applicable supplemental indenture or note certificate or of modifying in any manner the rights of the holders of notes of such series; provided, that no such supplemental indenture shall, without the consent of the holder of each note of such series so affected:

     o change the final maturity of such series of notes, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or impair or affect the right of any holder of notes of such series to institute suit for the payment thereof or modify any redemption or repayment provisions applicable to the notes of such series;

     o    permit the creation of any lien on the  collateral or any part thereof
          (other than the applicable security interest) or terminate the applicable security interest as to any part of the collateral, except as permitted by the applicable indenture; or

     o modify the foregoing provisions of the relevant indenture except to increase the percentage of notes of such series required to approve any such supplemental indenture.

     The issuing trust shall advise all rating agencies that are then rating the medium term note program, the Allstate Life(R) CoreNotes(R) program or the relevant series of notes of any such supplemental indentures.

Indenture Trustee

     Under each indenture, if an Event of Default with respect to the applicable series of notes has occurred and is continuing, the indenture trustee is obligated to exercise such of the rights and powers vested in it by such indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     Each indenture will provide that, except during the continuance of an Event of Default, the indenture trustee will undertake to perform such duties and only such duties with respect to the notes of the applicable series as are specifically set forth in the applicable indenture. No implied covenants or obligations shall be read into the applicable indenture against the indenture trustee.

     No provision of an indenture will be construed to relieve the indenture trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     o    this paragraph does not limit the effect of the preceding paragraph;

     o in the absence of bad faith on its part, the indenture trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the

                                       28

          indenture trustee and conforming to the requirements of the applicable indenture unless a responsible officer (as defined in the applicable indenture) of the indenture trustee has actual knowledge that such statements or opinions are false; provided that the indenture trustee must examine such certificates and opinions to determine whether they conform to the requirements of the applicable indenture;

     o the indenture trustee will not be liable for any error of judgment made in good faith by a responsible officer of the indenture trustee, unless it is proved that the indenture trustee was negligent in ascertaining the pertinent facts;

     o the indenture trustee will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with a direction of the applicable holder representative relating to the time, method and place of conducting any proceeding for any remedy available to the indenture trustee, or exercising any trust or power conferred upon the indenture trustee, under the applicable indenture with respect to the notes of the applicable series; and

     o    no provision of the  applicable  indenture  will require the indenture trustee  to  expend  or risk its own  funds  or  otherwise  incur  any
          financial   liability  in  the   performance  of  any  of  its  duties
          thereunder,  or in  the  exercise  of  any of  its  rights  or  powers thereunder,  if it shall have  reasonable  grounds for believing  that repayment  of such funds or adequate  indemnity  against  such risk or liability is not reasonably assured to it.

     The indenture trustee may resign at any time under any indenture by giving not less than 90 days' prior written notice thereof to the issuing trust and the holders of the applicable series of notes. Upon receiving such notice of resignation, the applicable trust shall promptly cause a successor trustee with respect to the applicable series to be appointed by written instrument in duplicate, executed by the applicable trust, one copy of which instrument shall be delivered to the resigning indenture trustee and one copy to the successor indenture trustee. If no successor indenture trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning indenture trustee will be permitted to petition any court of competent jurisdiction for the appointment of a successor indenture trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor indenture trustee.

     If at any time:

     o the indenture trustee shall cease to be eligible to serve as indenture trustee under the requirements of the applicable indenture and shall fail to resign after written request in accordance with the applicable indenture;

     o    the indenture trustee shall become incapable of acting with respect to the  applicable  series of notes or shall be  adjudged  as bankrupt or insolvent,  or a receiver or liquidator of the indenture trustee or of its property  shall be  appointed,  or any public  officer  shall take charge or  control of the  indenture  trustee  or of its  property  or
          affairs   for  the   purpose  of   rehabilitation,   conservation   or
          liquidation; or

     o the indenture trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to the applicable series of notes after written request therefor by the issuing trust or any holder of such notes who has been a bona fide holder of such notes for at least six months;

then, the issuing trust (except upon the occurrence and during the continuation of an Event of Default) will be permitted to remove the indenture trustee with respect to the applicable series of notes and appoint a successor indenture trustee under and in accordance with the applicable indenture.

     In addition to the right of petition given to the resigning indenture trustee under an indenture and the right of removal given to the issuing trust thereunder as described in the preceding two paragraphs, any holder who has been a holder of notes of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor indenture trustee under the applicable indenture or the removal of the indenture trustee and the appointment of a successor indenture trustee under the applicable indenture, as the case may be.

     The applicable holder representative may at any time remove the indenture trustee with respect to the notes of such series and appoint a successor indenture trustee with respect to the notes of such series by delivering to the indenture trustee so removed, to the successor indenture trustee so appointed and to the issuing trust the evidence required for such action by the relevant indenture.

                                       29

     J.P.  Morgan Trust Company,  National  Association is affiliated  with J.P.
Morgan  Securities Inc., which is an Agent.  With respect to any series of notes as to which  one or more  affiliates  of J.P.  Morgan  Trust  Company,  National
Association  will serve as an Agent, the relevant trust will appoint an eligible
entity  other  than  J.P.  Morgan  Trust  Company,   National   Association  and
unaffiliated  with any other Agent  participating in the offering of such series of Notes to serve as indenture trustee.

     Unless otherwise specified in the applicable pricing supplement, pursuant to each indenture, J.P. Morgan Trust Company will perform the functions of the servicer in respect of the programs. J.P. Morgan Trust Company is a national banking association and wholly owned subsidiary of J.P. Morgan Chase & Co., a holding company with assets in excess of $1 trillion and operations in more than 50 countries, which operations include investment banking, financial services for consumers and businesses, financial transaction processing, asset and wealth management and private equity.

     J.P.  Morgan Trust Company acts as indenture  trustee through the Worldwide
Securities  Services  division of the  Treasury &  Securities  Services  line of business.  JPMorgan Worldwide  Securities  Services offers a full range of trust and  administrative  services for various types of  securitization  transactions from its office at 4 New York Plaza,  New York, New York 10004 and other offices worldwide. Asset classes for which JPMorgan Worldwide Securities Services serves as trustee include  residential  and commercial  mortgages,  credit cards,  auto loans,  equipment  loans and  leases,  home  equity  loans,  trade  receivables, commercial leases,  franchise loans,  funding agreement backed note programs and
student  loans.   JPMorgan  Worldwide  Securities  Services  is  a  provider  of transaction  services to 23,500 clients worldwide for more than $4.5 trillion in global  debt.  In  transactions  where  J.P.  Morgan  Trust  Company  acts as an independent  collateral agent, it maintains separate accounts for the collateral of each such  transaction.  J.P. Morgan Trust Company and its predecessors  have served as indenture  trustee on  transactions  involving the  securitization  of funding  agreements  since 1994.  J.P.  Morgan Trust Company  currently  acts as indenture  trustee or paying  agent for various  funding  agreement  backed note programs with approximately 169 trusts outstanding as of November 30, 2005.

Meetings of Holders

     A meeting of holders of notes of a series will be permitted to be called at any time and from time to time pursuant to the relevant indenture to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by such indenture to be made, given or taken by such holders of notes of such series.

     Unless otherwise provided in a note certificate representing the notes of a particular series, the indenture trustee may at any time call a meeting of holders of notes of such series for any purpose specified in the preceding paragraph, to be held at such time and at such place in the City of New York or the city in which the Corporate Trust Office (as defined in the applicable indenture) is located. Notice of every meeting of holders of notes of such series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, must be given not less than 21 nor more than 180 days prior to the date fixed for the meeting.

     Any resolution passed or decision taken at any meeting of holders of notes of a series duly held in accordance with the relevant indenture will be binding on all of the holders of notes of such series, whether or not such holders were present or represented at the meeting.

Nonrecourse Enforcement

     Notwithstanding anything to the contrary contained in an indenture or any relevant note certificate or supplemental indenture, other than as described below, none of Allstate Life, its officers, directors, affiliates, employees or agents or any of the trustees of Global Funding or the trusts, beneficial owners or agents, or any of their respective officers, directors, affiliates, employees or agents, all of whom are collectively referred to in this prospectus as the "nonrecourse parties," will be personally liable for the payment of any principal, interest or any other sums at any time owing under the terms of any notes. If any Event of Default shall occur with respect to any notes of any series, the right of the holder or holders of notes of such series and the indenture trustee for the benefit of such holder or holders in connection with a claim related to such series of notes will be limited solely to a proceeding against the relevant collateral.

     Neither any such holder or holders nor the indenture trustee for the benefit of such holder or holders will have the right to proceed against the nonrecourse parties to enforce the notes of the relevant series (except that to the extent they exercise their rights, if any, to seize the relevant funding agreement(s), they may enforce the relevant funding agreement(s) against Allstate Life) or for any deficiency judgment remaining after foreclosure of any property included in the relevant collateral.

                                       30

     The limitations on the rights of the holders  described in the previous two paragraphs  will not in any manner or way  constitute  or be deemed a release of the debt or other obligations of the issuing trust evidenced by the notes of the applicable series or otherwise affect or impair the  enforceability  against the assets of the  issuing  trust of the liens,  assignments,  rights  and  security interests  created by the relevant  indenture,  the relevant  collateral  or any
other  instrument  or  agreement   evidencing,   securing  or  relating  to  the
indebtedness  or the  obligations of the issuing trust evidenced by the notes of the applicable  series.  The holders of notes of a series are not precluded from foreclosing  upon any property  included in the relevant  collateral or from any other  rights or remedies in law or in equity  against the assets of the issuing trust.

     Since Allstate Life and Global Funding are registrants, purchasers of notes may be able to proceed directly against Allstate Life and Global Funding to enforce their rights under the Federal securities laws depending on the particular facts and circumstances and their rights under the Federal securities laws will be no different than if they purchased the underlying funding agreements from Allstate Life or Global Funding.

Notices

     All notices regarding notes of a series will be mailed to the registered owners thereof as their names appear in the applicable note register maintained by the indenture trustee.

Governing Law; Submission to Jurisdiction

     Pursuant to Section 5-1401 of the General  Obligations  Law of the State of
New York, each indenture and the notes of each series shall (unless specified otherwise in the applicable pricing supplement) be governed by, and construed in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the ownership of and security interest in the relevant funding agreements of the issuing trust or remedies under the applicable indenture in respect thereof may be governed by the laws of a jurisdiction other than the State of New York. All judicial proceedings brought against a trust or the indenture trustee arising out of or relating to the relevant indenture, any note of the applicable series or any portion of the relevant collateral may be brought in any state or Federal court in the State of New York, provided that the applicable pricing supplement may specify other jurisdictions as to which the issuing trust may consent to the nonexclusive jurisdiction of courts with respect to such series of notes.


                                       31



                        DESCRIPTION OF THE FUNDING NOTES

     Each trust will use the net  proceeds  received  from the  issuance  of the related series of notes to purchase a funding note.  Global Funding will use the net proceeds  received from the sale of the related funding note to purchase one or more funding  agreements  issued by Allstate  Life.  Pursuant to each funding note indenture,  Global Funding will immediately pledge and collaterally  assign each such  funding  agreement  to and  grant a  security  interest  in each such funding  agreement  and the  related  collateral  in favor of the  funding  note indenture trustee.  Global Funding will immediately thereafter assign absolutely to, and deposit into, the applicable  trust each such funding  agreement and, in connection with such assignment and deposit,  the relevant  funding note will be surrendered for  cancellation by or on behalf of the applicable  trust, and will be  cancelled  by the  funding  note  indenture  trustee,  and  the  pledge  and collateral assignment of each funding agreement to, and the security interest in
favor  of,  the  funding  note  indenture  trustee  will  be  terminated.   Such
cancellation will act as a redemption and satisfaction of the funding note.

     The funding note will have a principal amount equal to the principal amount of the related funding agreement(s) and the related series of notes. Each funding note will otherwise have payment and other terms substantially similar to the related funding agreement(s) and the related series of notes, except that the terms of each funding note will provide that it will be cancelled immediately upon the sale of, and deposit into, the issuing trust by Global
Funding of the related funding agreement(s).


                                       32



                      DESCRIPTION OF THE FUNDING AGREEMENTS

     This section provides a summary of the material terms and conditions of the funding agreements issued under the programs. Specific terms of the funding agreement(s) issued with respect to a series of notes and the extent to which these general provisions apply to such funding agreement(s) will be provided in the applicable prospectus supplement and pricing supplement to this prospectus.
This summary is not complete and you should read the detailed provisions of the funding agreements. A copy of the form of funding agreement is filed as an exhibit to the registration statement (of which this prospectus is a part) and is incorporated into this prospectus by reference.

General

     In connection with the issuance of a series of notes, Global Funding will use the proceeds received from the issuance and sale of the applicable funding note to purchase one or more funding agreements issued by Allstate Life. Global
Funding will immediately pledge and collaterally assign each such funding agreement to the funding note indenture trustee as collateral to secure the obligations under the applicable series of notes and immediately thereafter assign absolutely to, and deposit into, the issuing trust each such funding agreement.

     Each such funding  agreement  will be held  separately as collateral by the indenture  trustee for the benefit of the  holders of the  applicable  series of
notes.  Each  funding   agreement  will  represent   Allstate  Life's  unsecured
obligation.  Under the funding agreement(s)  securing the obligations of a trust under its series of notes,  the applicable  trust shall pay Allstate Life one or more  deposit(s)  in an  aggregate  amount  equal  to  the  issue  price  of the applicable series of notes plus accrued interest, if any, less any commission or compensation  payments due to any person.  Such deposit(s)  shall be made in the currency in which such notes are  denominated.  Upon receipt of such deposit(s),
Allstate  Life shall be  obligated  to  establish  one or more  general  account records,  each of  which is  referred  to as a  "funding  account",  which  will evidence  its  obligation  under  the  funding  agreement(s).  Unless  otherwise
specified  in  the  applicable  pricing  supplement,   the  deposit(s)  of  such
obligation(s)  will be deemed to be equal to the  aggregate  face  amount of the notes of the  applicable  series of notes and  interest,  if any, will accrue on such  balance at such rate and upon such terms as is accruing on the  applicable series of notes.  See  "Description  of the Notes" in the applicable  prospectus supplement. Unless otherwise specified in the applicable pricing supplement, for each funding agreement securing a series of notes other than discount notes, the deposits received pursuant to the funding agreement (as specified in the pricing annex to such funding  agreement),  less any  withdrawals to make payments under such funding agreement (other than additional amounts, if applicable),  plus any interest  accrued  pursuant to such funding  agreement,  all as set forth in the pricing annex to such funding agreement,  is referred to as the "funding account balance".  Unless otherwise specified in the applicable pricing supplement,  for each funding  agreement  securing a series of notes that are discount notes, the deposit received  pursuant to the funding agreement (as specified in the pricing annex to such funding  agreement),  less any  withdrawals to make payments under such funding agreement (other than additional amounts, if applicable),  plus any accrual of discount  (determined  in accordance  with the  applicable  series of notes),  plus,  if  applicable,  any interest  accrued  pursuant to such funding agreement,  all as set forth in the pricing annex to such funding agreement,  is referred to as "funding account balance". The obligations of Allstate Life under each funding agreement will constitute its general account obligations and shall not be obligations of any of its separate accounts.

     Under each funding agreement issued under the program, Allstate Life will be obligated to make or cause to be made certain payments as are necessary to permit the issuing trust to meet in full its scheduled payment obligations under the relevant series of notes. Therefore, the currency of denomination, maturity, redemption, repayment and interest rate provisions of the funding agreement(s) issued by Allstate Life to the issuing trust shall be structured so that the payments made by or at the direction of Allstate Life will enable the issuing trust to meet its requisite obligations under the relevant series of notes. The repayment of principal on such funding agreement(s) will occur at the stated date of maturity of the funding agreement(s), or, under certain circumstances specified by the terms of the funding agreement(s), at a date or dates prior to maturity. Amounts received by the issuing trust in respect of interest or principal on the funding agreement(s) held by it will be applied to all payments due the holders of notes of the related series of notes. Additional terms of each applicable funding agreement will be described in the applicable prospectus supplement and pricing supplement.

     A funding agreement is a type of insurance company product in which the purchaser, usually an institutional investor, pays the insurance company a deposit and, in turn, receives scheduled payments of principal and interest. The deposit Allstate Life receives on the issuance of a funding agreement under the programs will be part of its general account and not allocated to any of its separate accounts. Allstate Life's general account is the account which contains all of its assets and liabilities other than those held in its separate accounts. Separate accounts are segregated accounts which are established for certain products that Allstate Life sells. A separate account holds assets and liabilities specifically related to one or more products and segregates these assets and liabilities from the assets and liabilities of all other separate accounts and the assets and liabilities of Allstate Life's general account.
Since the deposit made under any funding agreement issued by Allstate Life

                                       33

under the programs will be part of its general account, Allstate Life's obligations under each such funding agreement will be the obligations of its general account, rather than the obligations of any separate account. As such, Allstate Life will invest the proceeds from the sale of funding agreements under the programs in a portfolio of assets which along with its other general account assets will be used to meet its contractual obligations under the funding agreements and its other general account obligations. Allstate Life will earn the spread differential, if any, between the cost of its obligations under such funding agreements and the yield on its invested assets.

     Allstate Life has established internal procedures to ensure that it performs all of its payment obligations under the funding agreements. A specific group of Allstate Life employees will monitor performance of Allstate Life's payment obligations under the funding agreements and will promptly notify the indenture trustee in the event it has not timely made payments under any funding agreement. Under the applicable indenture, the calculation agent will notify
Allstate Life of the amount of interest due on any notes of the applicable series prior to any interest payment date. Additionally, in the event that Allstate Life fails timely to make any payment under the applicable funding agreement(s), the indenture trustee will notify Allstate Life of such failure and will have the right to enforce the rights of holders of the applicable series of notes contained in the applicable indenture.

Priority of Funding Agreements

     The funding agreements are unsecured obligations of Allstate Life, an Illinois stock life insurance company. In the event of insolvency of an Illinois insurance company, claims against the insurer's estate are prioritized pursuant to Section 5/205 of the Illinois Insurance Code. Under Section 5/205(1)(d) of the Illinois Insurance Code, claims by "policyholders, beneficiaries, and insureds, under insurance policies, annuity contracts, and funding agreements" receive payment prior to any distribution to general creditors not falling within any other priority class under the Illinois Insurance Code.

     In a properly prepared and presented case in a delinquency proceeding under
Article XIII of the Illinois Insurance Code, 215 ILCS Section 5/187 et seq. (the
"Illinois Liquidation Act"), the timely and properly filed claims of an owner under the funding agreement (with the possible exception of claims for Additional Amounts, as discussed below) would be entitled to distribution pari passu with claims made by other policyholders, beneficiaries, and insureds under other insurance policies, insurance contracts, annuities and funding agreements issued by Allstate Life, and the claims of the Illinois Life and Health
Insurance Guaranty Association, and any similar organization in another state, in accordance with Section 5/205(1)(d) of the Illinois Liquidation Act, and an owner's claims under the funding agreement should not be recharacterized as other than the claims of a policyholder, beneficiary, or insured under an insurance policy, insurance contract, annuity or funding agreement.

     If a funding  agreement so provides,  Allstate  Life may be required to pay
Additional Amounts (as such term is defined therein) to the indenture trustee as collateral assignee of the funding agreement. For a discussion regarding payment of  Additional  Amounts,  see  "Description  of the  Notes--Withholding  Tax and
Payment  of  Additional   Amounts."  The  language  of  Section  205(1)(d)  that
specifically   refers  to  claims  under  "funding   agreements"  has  not  been
interpreted  in  any  Illinois  judicial  decision.  Specifically,  there  is no authority  addressing  whether  claims under funding  agreements  for Additional
Amounts would be accorded  priority  under  Section  205(1)(d) as claims made by other policyholders,  beneficiaries and insureds under other policies, insurance contracts, annuities and funding agreements. Accordingly, although such payments could be viewed as a claim  under the funding  agreements  within the meaning of
Section  5/205(1)(d),  they  may  also  be  argued  to  be  a  separate  payment obligation.  Therefore,  while  in a  proceeding  before  a court  of  competent jurisdiction  the  court  might  find  that a  claim  for an  Additional  Amount constitutes  a claim under a funding  agreement,  it also might find that such a claim is not a claim entitled to the priority  afforded by Section  5/205(1)(d).
If a claim for an Additional  Amount does not constitute a claim entitled to the priority  afforded  by  Section  5/205(1)(d),  then in a properly  prepared  and presented case any claim for an Additional  Amount would be entitled to the same priority  as  claims  of  general  creditors  of  Allstate  Life  under  Section
5/205(1)(g).

     As insurance  contracts under Illinois law, funding  agreements rank senior to unsecured indebtedness of Allstate Life. Therefore,  if Allstate Life were to offer  notes  directly  to  investors,  holders of such notes  would  receive an
effectively   subordinated  obligation  because  of  the  relative  priority  of insurance contracts and funding agreements over unsecured indebtedness.

     With respect to any issuance of the notes of a series, the aggregate amount of Allstate Life's liabilities that would rank pari passu with each funding agreement securing such series of notes is disclosed in the financial statements of Allstate Life contained in Allstate Life's most recent Annual Report on Form
10-K or Quarterly Report on Form 10-Q filed with the SEC, in each case as of the date of such financial statements. This amount appears in the Consolidated
Statements  of Financial  Position as a liability  under the line item  entitled
"Contractholder funds."

                                       34

     The statutory authorizations for the uses of funding agreements under the Illinois Insurance Code (the "Illinois Insurance Code") are severely limited.
The form of funding agreement has been filed with the Illinois Department of Insurance and has been accepted as a funding agreement that is a type of annuity contract without life contingency permitted by Section 5/226.1 of the Illinois
Insurance Code. Under that provision, the permitted uses are limited to funding of: (a) ERISA employee benefit plans, as defined in Section 3(3) of the Employee
Retirement Income Security Act of 1974, as amended ("ERISA"); (b) an activity of an Internal Revenue Code Section 501(c) organization; (c) a program of a government entity or instrumentality; (d) structured settlement claims; and (e) a program of an institution with assets in excess of $25,000,000. Thus, the market for direct sales of funding agreements is very narrow, essentially limited to large institutional investors under Rule 144A or foreign investors under Regulation S promulgated under the Securities Act, as amended. Moreover, in contrast to medium term notes, funding agreements have no secondary market to provide investors with liquidity or mark-to-market valuation and, therefore, the funding agreement market is much narrower than the universe of investors who can purchase medium term notes.

     In addition,  funding  agreements  are  insurance  contracts  authorized by
Section 5/226.1 of the Illinois Insurance Code. Only licensed insurance agents or the issuing insurance company may sell such contracts. Thus, not only is the market for direct funding agreement sales limited by the specified classes of buyers, but it is restricted also by the limits on the agency force.

     The Illinois Department of Insurance has confirmed that it does not consider the sale of publicly offered funding agreement backed medium term notes to violate the Illinois Insurance Code. In addition, the Illinois Department of Insurance has approved the form of funding agreement to be used in connection with the medium term note program and the Allstate Life(R) CoreNotes(R) program.

Ratings

     The rating by any rating agency of the financial strength of Allstate Life does not mean that such rating agency will rate a funding agreement or the related series of notes. However, unless otherwise indicated in the applicable pricing supplement, each series of notes, the related funding note and the funding agreement(s) securing such series of notes will have an issue credit rating of "AA" from Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc. ("Standard & Poor's"). We expect the program to be rated "Aa2" by Moody's Investors Service, Inc. ("Moody's") and "AA" by Standard
& Poor's. If Moody's or Standard & Poor's changes the program rating, the new program rating will be specified in the applicable pricing supplement. Notes of a series will be issued under the program only in the event that, at the time of issuance of such series of notes, at least one nationally recognized rating agency would assign an investment grade rating to such series of notes, the related funding note and the funding agreement(s) securing such series of notes.

Insolvency of Allstate Life

     In the event of insolvency of an Illinois insurance company, claims against the insurer's estate are prioritized pursuant to Section 5/205 of the Illinois
Insurance Code. Under Section 5/205(1)(d) of the Illinois Insurance Code, claims by "policyholders, beneficiaries, and insureds, under insurance policies, annuity contracts, and funding agreements" receive payment prior to any distribution to general creditors not falling within any other priority class under the Illinois Insurance Code. The funding agreements are unsecured obligations of Allstate Life.

     Lord, Bissell & Brook LLP, special Illinois insurance regulatory counsel of
Allstate Life, has opined that, subject to the limitations, qualifications and assumptions set forth in its opinion letter, in a properly prepared and presented case, (1) in a delinquency proceeding under Article XIII of the Illinois Insurance Code, 215 ILCS Section 5/187 et seq. (the "Illinois
Liquidation Act"), the timely and properly filed claims of an owner under the funding agreement (with the possible exception of claims for Additional Amounts, as discussed below) would be entitled to distribution pari passu with claims made by other policyholders, beneficiaries, and insureds under other insurance policies, insurance contracts, annuities and funding agreements issued by Allstate Life, and the claims of the Illinois Life and Health Insurance Guaranty
Association,  and any similar  organization in another state, in accordance with
Section 5 /205(1)(d) of the Illinois Liquidation Act, and (2) an owner's claims under the funding agreement should not be recharacterized as other than the claims of a policyholder, beneficiary, or insured under an insurance policy, insurance contract, annuity or funding agreement.

     If a funding  agreement so provides,  Allstate  Life may be required to pay
Additional Amounts (as such term is defined therein) to the indenture trustee as collateral assignee of the funding agreement. Although such payments could be viewed as a claim under the funding agreements within the meaning of Section
5/205(1)(d),  it  may  also  be  argued  to be a  separate  payment  obligation.
Therefore, while in a proceeding before a court of competent jurisdiction the court might find that a claim for an Additional Amount constitutes a claim under a funding agreement, it also might find that such a claim is

                                       35

not a claim entitled to the priority afforded by Section 5 /205(1)(d). Lord, Bissell & Brook LLP has opined that if a claim for an Additional Amount does not constitute a claim entitled to the priority afforded by Section 5/205(1)(d), then in a properly prepared and presented case any claim for an Additional
Amount would be entitled to the same priority as claims of general creditors of Allstate Life under Section 5/205(1)(g).

     In the absence of controlling judicial precedents, the opinion of Lord, Bissell & Brook LLP is based on a reasoned analysis of Illinois statutes, as well as application of other states' judicial decisions involving similar or analogous circumstances, and is subject to the limitations, qualifications and assumptions set forth in its opinion letter. Investors should note that in the event of the insolvency of an insurance company, however, the judicial application of statutes governing the distribution of the insurer's general assets has typically proceeded on a case-by-case basis.

     The scope of the Lord, Bissell & Brook LLP opinion regarding a liquidation proceeding with respect to Allstate Life is limited to an Illinois liquidation proceeding and only those claims that are made in domiciliary proceedings in an Illinois court. The opinion of Lord, Bissell & Brook LLP recites basic facts with respect to the funding agreement, the transaction in which the funding agreement is to be issued and the parties to the transaction, and those facts are implicitly assumed in connection with the rendering of the opinion.

     The assumptions, limitations and qualifications in the opinion include, without limitation:

     o that it is limited to the application of the law of the State of Illinois;

     o    that the opinion is rendered solely as of the date thereof;

     o that limited documents were reviewed in issuing the opinion and that no opinion is expressed as to such documents;

     o    that the funding agreement may be issued with a life contingency;

     o that the opinion assumes the veracity and accuracy of the form of the funding agreement reviewed and the funding agreement's enforceability under and compliance with applicable laws, as well as the adherence to the proper legal formalities of and separate corporate distinctions between Allstate Life and the holders of the notes;

     o    that there is no  Illinois  statutory  or case law  guidance as to the
          definition   of   "annuity   contract;"   and

     o that the terms "policyholders," "beneficiaries" and "insureds" are not defined in the Illinois Liquidation Act.

Payments under Funding Agreements

     Under the terms of each funding agreement securing the obligations under a series of notes, Allstate Life will be obligated to make payments in the amounts necessary to permit the issuing trust to meet in full its scheduled payment obligations under the applicable series of notes.

     Unless otherwise specified in the applicable pricing supplement, the issuing trust will not pay any additional amounts to holders of the notes of a series in the event that any withholding or deduction for or on account of any United States taxes or other governmental charges is required. If the applicable prospectus supplement or the applicable pricing supplement specifies that the issuing trust will pay additional amounts to holders of the notes of the applicable series in the event of certain changes in tax law, including the repeal of the "Portfolio Interest Exemption" from United States Federal withholding taxes for payments to non-U.S. Holders, the relevant funding agreement(s) will provide that Allstate Life will make payments to the issuing trust in the amounts necessary to permit it to pay additional amounts, if any, required to be paid to holders of the particular series of notes. If the payment of additional amounts to holders of a particular series of notes is required as a result of a change in tax law, Allstate Life will be obligated to pay such additional amounts to the issuing trust under the relevant funding agreement(s).

Events of Default

     The following will be "Events of Default" under each funding agreement:

     o default in the payment when due and payable of any principal amount under the funding agreement;

                                       36

     o default in the payment of any interest accrued when such amounts become due and payable, and continuance of such default for a period of five business days;

     o Allstate Life fails, is unable, or Allstate Life admits in writing its inability, generally to pay its debts as such debts become due; or the board of directors of Allstate Life adopts any action to approve or for the purpose of effecting any of the actions referred to in this paragraph;

     o    default in the  performance  or breach of any one or more of the other
          covenants  of  Allstate  Life  under  such  funding   agreement,   and
          continuance  of such  default  or breach for a period of 45 days after there has been given notice thereof to Allstate Life;

     o a court having jurisdiction in the premises has entered a decree or order for relief in respect of Allstate Life in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in the United States of America or any other applicable jurisdiction which decree or order is not stayed; or any other similar relief has been granted under any applicable law;

     o    an insolvency case has been commenced  against Allstate Life under any
          applicable  bankruptcy,   insolvency  or  other  similar  law  now  or
          hereafter  in effect in the  United  States  of  America  or any other applicable jurisdiction and such case shall not have been dismissed or stayed,  in each case within 45 days,  or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver,
          liquidator,   rehabilitator,   conservator,   sequestrator,   trustee,
          custodian or other officer  having  similar powers over Allstate Life, or over all or a substantial  part of its property,  has been entered;
          or there  has  occurred  the  involuntary  appointment  of an  interim receiver,  trustee or other  custodian of Allstate  Life, for all or a substantial  part of its property;  or a court having  jurisdiction in the premises has entered a decree or order  declaring the  dissolution of Allstate  Life;  or a warrant of  attachment,  execution or similar process has been issued against any  substantial  part of the property of Allstate Life;

     o the Director of the Illinois Department of Insurance or any other insurance supervisor having jurisdiction over Allstate Life shall have filed a petition seeking any order under the Illinois Insurance Code or other applicable insurance law to rehabilitate, liquidate, or conserve the assets of, or take other similar action with respect to, Allstate Life; or

     o Allstate Life commences a voluntary case or other proceeding seeking liquidation, dissolution, reorganization or other relief with respect to itself or its debts under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in the United States of America (or any state thereof) or any other applicable jurisdiction, or seeking the appointment of a receiver, liquidator, rehabilitator, sequestrator, conservator or other similar officer of Allstate Life or any substantial part of its property, or consents to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Allstate Life makes any general assignment for the benefit of creditors.

     If one or more  Events of Default  shall have  occurred  and be  continuing
(other than an Event of Default specified in the third, fourth, fifth, sixth, seventh and eighth bullets above), the indenture trustee as collateral assignee of the funding agreement may, by written notice to Allstate Life, declare the principal of, plus accrued but unpaid interest on and any other amounts then due and owing with respect to, such funding agreement to be due and payable and such amounts will become due and payable on the date the written declaration is given to Allstate Life; provided that if an Event of Default specified in the third, fourth, fifth, sixth, seventh and eighth bullets above occurs, such amounts will be automatically and immediately due and payable without any declaration or other act on the part of the indenture trustee as collateral assignee of the funding agreement; provided further that, without affecting the obligation of Allstate Life to repay such amounts, no such repayment shall be made in preference to other policyholders of Allstate Life.

Representations and Warranties in the Funding Agreement

     In each funding agreement, each party will represent and warrant as follows:

     o the representing party has the power to enter into the funding agreement and to consummate the transactions contemplated thereby;

                                       37

     o the funding agreement has been duly authorized, executed and delivered by the representing party;

     o assuming the due authorization, execution and delivery thereof by the other party thereto, the funding agreement constitutes a legal, valid and binding obligation of the representing party; and

     o the funding agreement is enforceable against the representing party in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and subject, as to enforceability, to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

Restrictions on Transfer

     Each funding agreement will contain provisions prohibiting any transfer or assignment of the funding agreement or any right to receive payments under the funding agreement without the express written consent of Allstate Life and the written affirmation of Allstate Life that it has changed its books and records to reflect the transfer or assignment or right to receive payments under the funding agreement. In connection with the issuance of a series of notes, Allstate Life will consent to the sale and deposit of each relevant funding agreement from the depositor to the issuing trust and the pledge and collateral assignment of, and the grant of a security interest in, each such funding agreement to the indenture trustee, and will affirm that it has changed its books and records to reflect the foregoing.

Termination of Funding Agreements by Allstate Life

     If the applicable pricing supplement specifies that the issuing trust will pay additional amounts to holders of its notes in the event of certain changes in tax law, including the repeal of the "Portfolio Interest Exemption" from United States Federal withholding taxes for payments to non-U.S. Holders, the funding agreement(s) securing such series of notes will provide that Allstate
Life may terminate the relevant funding agreement(s) upon the occurrence of certain specified tax events. Unless otherwise specified in the applicable
Pricing Supplement, Allstate Life will not be able to unilaterally terminate any funding agreements under any other circumstances. In order to terminate the relevant funding agreement(s) in the event of a certain change in tax law, Allstate Life must give not less than 30 and no more than 75 days prior written notice to the issuing trust and pay such issuing trust the outstanding principal of and accrued but unpaid interest, including any additional amounts due and owing, on the notes of such series or such other amount as is specified in the applicable pricing supplement for such notes. However, Allstate Life may not give notice of termination earlier than 90 days prior to the earliest day when
Allstate Life would become obligated to pay any such additional amounts were a payment in respect of the funding agreement(s) then due.

Governing Law

     Each funding agreement will be governed by, and construed in accordance with, the laws of the State of Illinois without regard to conflict of law principles.


                                       38



                 DESCRIPTION OF SUPPORT AND EXPENSES AGREEMENTS

Support and Expenses Agreements of the Trusts

     This section provides a summary of the material terms and conditions of each support and expenses agreement to be entered into by Allstate Life and the applicable issuing trust (each, a "support agreement"). Each support agreement will incorporate by reference the standard support and expenses agreement terms.
The form of support and expenses agreement is included in the form of series instrument. This summary is not complete and you should read the detailed provisions of the standard support and expenses agreement terms, and the applicable support agreement. Copies of the support and expenses agreement terms and the form of series instrument have been filed as exhibits to the registration statement of which this prospectus is a part and are incorporated into this prospectus by reference.

     Under each support agreement, Allstate Life will agree to pay the costs and expenses relating to the offering, sale and issuance of the applicable series of notes, including in connection with the acquisition of the applicable funding agreement(s), and costs, expenses and taxes incurred by the issuing trust other than certain excluded amounts described below, and to indemnify the indenture trustee, the Delaware trustee, the administrator and each other service provider, as well as the issuing trust, with respect to certain matters. No expenses will be payable from the applicable offering proceeds.

     Under each support agreement, Allstate Life will not be obligated to pay any costs, expenses, taxes or other amounts that are considered excluded amounts. Excluded amounts include:

     o any obligation Global Funding or any trust may have to make any payment in accordance with the terms of any funding notes or any notes;

     o any obligation or expense of Global Funding or any trust to the extent that such obligation or expense has actually been paid utilizing funds available from payments under the applicable funding agreement(s) and funding notes, as applicable;

     o any cost, loss, damage, claim, action, suit, expense, disbursement, tax, penalty and liability of any kind or nature whatsoever resulting from or relating to any insurance regulatory or other governmental authority asserting that:

          o    the  funding  notes  or  the  notes  are,  or are  deemed  to be,
               participations   in  the  funding   agreements  or  contracts  of
               insurance, or

          o    the offer, purchase, sale and/or transfer of the funding notes or the notes and/or the pledge and collateral  assignment of, or the
               grant  of  a  security   interest  in,  any  funding   agreement,
               constitute   the  conduct  of  the   business  of   insurance  or
               reinsurance in any  jurisdiction or require Global  Funding,  any trust or any holder to be licensed as an insurer, insurance agent or broker in any jurisdiction;

     o any obligation of Global Funding or any trust to pay additional amounts to indemnify any holder of the funding notes or the notes against potential withholding tax liabilities;

     o any cost, loss, damage, claim, expense, tax, penalty or liability of any kind imposed on a service provider to the trust resulting from the bad faith, misconduct or negligence of such service provider;

     o    any income taxes or overhead expenses of any service provider; or

     o any withholding taxes imposed with respect to payments made under any funding agreement or any notes, or any obligation to pay additional amounts.

     With respect to any support obligation owed to the Delaware trustee and the administrator, excluded amounts specified in the third bullet point above shall not apply.

Support and Expenses Agreement of Global Funding

     Allstate Life and Global Funding entered into an amended and restated support and expenses agreement dated as of February -, 2006 (the "depositor support agreement"). Pursuant to the depositor support agreement Allstate Life agreed to pay the costs and expenses relating to the offering, sale and issuance of each funding note and costs, expenses and taxes

                                       39

incurred by Global Funding other than the excluded amounts (as described under "
--Support and Expenses Agreements of the Trusts" above). Pursuant to the depositor trust agreement Allstate Life also agreed to indemnify the indenture trustee, the Delaware trustee, the administrator and each other service provider, as well as Global Funding, with respect to certain matters.

     Under the depositor trust agreement, Allstate Life will not be obligated to pay any costs, expenses, taxes or other amounts that are considered excluded amounts.

                DESCRIPTION OF ADMINISTRATIVE SERVICES AGREEMENTS

Administrative Services Agreements of the Trusts

     This section  provides a summary of the material  terms and  conditions  of
each   administrative   services  agreement  to  be  entered  into  between  the
administrator  and each trust to be formed in connection  with the issuance of a series of notes (each,  an  "administrative  services  agreement").  The form of administrative  services agreement is included in the form of series instrument.
Each  administrative  services  agreement  will  incorporate  by  reference  the standard  administrative  services  terms.  This summary is not complete and you should read the  detailed  provisions  of the standard  administrative  services terms  and the  applicable  administrative  services  agreement.  Copies  of the standard  administrative  services terms and the form of series  instrument have been filed as exhibits to the registration statement of which this prospectus is a part and are incorporated into this prospectus by reference.

     Pursuant to each administrative services agreement,  the administrator will perform various  financial,  statistical,  accounting and other services for the issuing trust,  including  maintenance of books and records,  preparation,  upon request,  of  amendments  to  and  waivers  under  certain  documents,  holding, maintaining and preserving executed copies of certain documents; upon receipt of notice,  taking  certain  actions to enforce  agreements as to which the issuing trust is a party,  preparing  certain  documents  for  signature  by the issuing trust,  obtaining services of outside counsel,  accountants and/or other outside
service  providers,   other  actions  incidental  or  reasonably   necessary  to
accomplish the foregoing and certain other actions specifically  directed by the issuing trust. In addition, the administrator will prepare and file with the SEC and,  if  necessary,  execute,  on behalf of the issuing  trust such  documents, forms, certifications or filings as may be required by the Exchange Act.

     Each administrative services agreement will be governed by, and construed in accordance with, the laws of the State of New York.

Administrative Services Agreement of Global Funding

     Global Funding and the administrator executed the amended and restated administrative services agreement of Global Funding, dated as of February -, 2006 (as amended, supplemented, modified, restated or replaced from time to time, the "depositor administrative services agreement").

     Pursuant  to  the  depositor   administrative   services   agreement,   the
administrator agreed to perform various financial,  statistical,  accounting and other services for Global Funding,  including  maintenance of books and records, preparation, upon request, of amendments to and waivers under certain documents, holding,  maintaining and preserving executed copies of certain documents;  upon receipt of notice,  taking  certain  actions to enforce  agreements  as to which
Global Funding is a party,  preparing  certain documents for signature by Global
Funding, obtaining services of outside counsel, accountants and/or other outside
service  providers,   other  actions  incidental  or  reasonably   necessary  to
accomplish  the foregoing and certain  other  actions  specifically  directed by
Global Funding.  In addition,  the administrator  will prepare and file with the
SEC and,  if  necessary,  execute on behalf of Global  Funding  such  documents, forms, certifications or filings as may be required by the Exchange Act.

     The depositor administrative services agreement is governed by, and will be construed in accordance with, the laws of the State of New York.


                                       40



                              ERISA CONSIDERATIONS

     ERISA imposes certain  requirements on "employee benefit plans" (as defined in  Section  3(3)  of  ERISA)  subject  to  ERISA,  including  entities  such as collective  investment funds whose underlying  assets include the assets of such plans  (collectively,  "ERISA Plans"),  and on those persons who are fiduciaries with respect to ERISA Plans.  Investments  by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that an ERISA Plan's investments be made in accordance with the documents  governing the ERISA Plan. Each fiduciary of an
ERISA Plan should  consider the  fiduciary  standards of ERISA in the context of the ERISA Plan's particular  circumstances  before  authorizing an investment in the notes.  Accordingly,  among other  factors,  the fiduciary  should  consider
whether  the   investment   would  satisfy  the  prudence  and   diversification
requirements of ERISA and would be consistent with the documents and instruments governing the ERISA Plan.

     Under U.S. Department of Labor regulations at 29 C.F.R. 2510.3-101, as in effect from time to time (the "Plan Asset Regulations"), assets of a trust may be deemed to be "plan assets" of an ERISA Plan or a "plan" such as an individual retirement account or a Keogh plan (as defined in Section 4975(e)(1) of the Code, other than a governmental or church plan described in Section 4975(g)(2) or (3) of the Code) (together with ERISA Plans, "Plans") for purposes of ERISA and Section 4975 of the Code if a Plan or a person investing plan assets of a Plan acquires an equity interest in a trust and none of the exceptions contained in the Plan Asset Regulations are applicable. An equity interest is defined under the Plan Asset Regulations as an interest other than an instrument that is treated as indebtedness under applicable local law and has no substantial equity features. There is very little pertinent authority on the issue of what constitutes an equity interest for purposes of the Plan Asset Regulations.
Accordingly, whether the notes would be treated as debt or equity for purposes of the Plan Asset Regulations is unclear. Since, however, the holders of notes of a series will have recourse only to the relevant collateral that secures such series of notes, if the notes were treated as equity interests, the related funding agreements would be treated as assets of any Plan holding a note.

     Even if the notes were treated as equity interests for purposes of the Plan
Asset Regulations, because (a) each trust expects that the funding agreements will be treated as debt, rather than equity, for federal tax purposes and (b) the funding agreements should not be deemed to have any substantial equity features, none of the assets underlying the funding agreements should be treated as plan assets for purposes of the Plan Asset Regulations. Those conclusions are based, in part, upon the traditional debt features of the funding agreements, including the reasonable expectation of purchasers of the notes that the payments due under the funding agreements will be paid when due, as well as the absence of conversion rights, warrants and other typical equity features.

     Moreover, since the Delaware trustee has no discretionary authority with respect to the funding agreements, even if the funding agreements are treated as assets of a Plan holding a note, the Delaware trustee should not be treated as having acted in a fiduciary capacity with respect to the funding agreements and the treatment of the funding agreements as plan assets should not, absent other factors that do not appear to be present, give rise to a violation of the prohibited transaction rules of ERISA or Section 4975 of the Code.

     Therefore, subject to the considerations described herein, the notes are eligible for purchase by Plans, any entity whose underlying assets include plan assets by reason of any Plan's investment in the entity ("Plan Asset Entity") and any person investing plan assets of any Plan.

     Section 406 of ERISA and Section 4975 of the Code also prohibit Plans from engaging in certain transactions involving plan assets with persons who are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to such Plans (together, "Parties in Interest"). For example, if either
Global Funding, a trust or Allstate Life is a Party in Interest with respect to a Plan (either directly or by reason of its ownership of its subsidiaries), the purchase of the notes of the applicable series by or on behalf of the Plan would likely be a prohibited transaction under Section 406(a)(1) of ERISA and/or
Section 4975(c)(1) of the Code, unless exemptive relief were available under an applicable statutory or administrative exemption (see below). A Party in Interest that engages in a prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code.

     The U.S. Department of Labor has issued five prohibited transaction class exemptions ("PTCEs") that may provide exemptive relief for direct or indirect prohibited transactions resulting from the purchase and holding of the notes by or on behalf of a Plan. Those class exemptions are PTCE 96-23 (for certain transactions determined by in-house asset managers), PTCE 95-60 (for certain transactions involving insurance company general accounts), PTCE 91-38 (for certain transactions involving bank collective investment funds), PTCE 90-1 (for certain transactions involving insurance company separate accounts) and PTCE
84-14 (for certain transactions determined by independent qualified professional asset managers). There can be no assurances that any of these class exemptions or any other exemptions will be available with respect to any

                                       41

particular transaction involving the notes. In addition, a purchaser of the notes should be aware that even if the conditions specified in one or more of the above referenced or other exemptions are met, the scope of the exemptive relief provided by the exemption might not cover all acts which might be construed as prohibited transactions.

     Accordingly,  the notes may not be purchased or held by any Plan,  any Plan
Asset Entity or any person investing plan assets of any Plan, unless the purchase and holding of the notes is exempt under PTCE 96-23, 95-60, 91-38, 90-1, 84-14 or similar exemption. Any purchaser of the notes or any interest therein, including in the secondary market, will be deemed to have represented that, among other things, either it is not a Plan or other Plan Asset Entity and is not purchasing the notes on behalf of or with plan assets of any Plan or other Plan Asset Entity; or its purchase and holding of the notes is exempt under PTCE 96-23, 95-60, 91-38, 90-1, 84-14 or similar exemption, and that such representations shall be deemed to be made each day from the date on which the purchaser purchases through and including the date on which the purchaser disposes of the notes.

     Moreover,  the notes  may not be  purchased  or held by any Plan,  any Plan
Asset Entity or any person investing plan assets of any Plan if Global Funding, any trust or any of their respective affiliates (a) have investment or administrative discretion with respect to the assets of the Plan used to effect such purchase; (b) have authority or responsibility to give, or regularly give, investment advice with respect to such assets, for a fee and pursuant to an agreement or understanding that such advice (1) will serve as a primary basis for investment decisions with respect to such assets, and (2) will be based on the particular investment needs of such Plan; or (c) unless PTCE 95-60, 91-38 or 90-1 applies, are an employer maintaining or contributing to such Plan.

     Any insurance company proposing to invest assets of its general account in the notes should consider the implications of the United States Supreme Court's decision in John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings
Bank,  510 U.S. 86, 114 S. Ct. 517 (1993),  in which the United  States  Supreme
Court held that in certain circumstances assets in a life insurance company's general account are treated as assets of a Plan that owns a policy or other contract with such insurance company, as well as the effect of Section 401(c) of ERISA as interpreted by regulations issued by the U.S. Department of Labor in January 2000.

     Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is particularly important that fiduciaries or other persons considering purchasing notes on behalf of or with plan assets of any Plan or Plan Asset Entity consult with their counsel regarding the potential consequences under ERISA and the Code and the availability of exemptive relief under PTCE 96-23, 95-60, 91-38, 90-1, 84-14 or similar exemption.

     Governmental  plans (as  defined  in Section  3(32) of ERISA)  and  certain church  plans (as defined in Section  3(33) of ERISA),  if no election  has been made  under  Section  410(d) of the Code,  while not  subject  to the  fiduciary responsibility  provisions  of ERISA or the  provisions  of Section  4975 of the
Code, may nevertheless be subject to state, local or other federal laws that are substantially  similar to the foregoing provisions of ERISA and the Code such as
Section 503 of the Code. No view is expressed as to whether an investment in the
notes  (and  any  continued   holding  of  the  notes),  or  the  operation  and
administration of Global Funding or any trust, is appropriate or permissible for any governmental plan or church plan under Section 503 of the Code, or under any state,  local or other federal law  respecting  such plan.  Any purchaser of the notes or any interest therein, including in the secondary market, will be deemed to have  represented  that, among other things either (a) it is not a government plan or a church plan or any entity the assets of which are treated as including assets  of such  plans and it is not  purchasing  the notes on behalf of or with assets of any such plan or entity or (b) its purchase,  holding and  disposition of the notes is not in violation of the laws applicable to any such governmental plan or church plan,  and such  representations  shall be deemed to be made each day from the date on which the  purchaser  purchases,  through and including the date on which the purchaser disposes of the notes. Fiduciaries of any such plans should consult with their counsel before purchasing any notes.

     The sale of any notes to a Plan is in no respect a representation by any party or entity that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan.

     Notwithstanding the above, with regard to a particular trust, the sale of notes of the applicable series to Plans, or a person utilizing the plan assets of Plans, might not be allowed, or might only be allowed subject to certain additional conditions, in which case the applicable pricing supplement to this prospectus will disclose the prohibition or such additional conditions.


                                       42

     THE EMPLOYEE BENEFIT PLAN  CONSIDERATIONS SET FORTH ABOVE ARE ONLY INTENDED
AS A SUMMARY AND MAY NOT BE APPLICABLE  DEPENDING  UPON A PLAN'S  SPECIFIC FACTS
AND  CIRCUMSTANCES.  PLAN  FIDUCIARIES  SHOULD  CONSULT  THEIR OWN ADVISORS WITH
RESPECT TO THE  ADVISABILITY  OF AN  INVESTMENT  IN THE NOTES,  AND  POTENTIALLY
ADVERSE  CONSEQUENCES  OF SUCH  INVESTMENT,  INCLUDING  WITHOUT  LIMITATION  THE
POSSIBLE EFFECTS OF CHANGES IN APPLICABLE LAWS.



                                       43


                              PLAN OF DISTRIBUTION

     The trusts will offer the notes from time to time for sale to or through the agents identified in the applicable prospectus supplement (collectively, the "Agents"). The trusts may also offer the notes from time to time for sale directly to investors and other purchasers. The distribution of the notes offered under this prospectus may occur in one or more transactions at fixed prices, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices, all of which may change over time.

     Each trust will use the net proceeds received from the issuance of the related series of notes to purchase a funding note from Global Funding. Each funding note will be cancelled immediately upon the assignment and deposit by Global Funding of the related funding agreement(s) to the issuing trust.

     Each trust will use the net  proceeds  received  from the  issuance  of the related series of notes to purchase a funding note from Global  Funding.  Global
Funding will use the net proceeds received from the sale of such funding note to purchase one or more funding  agreements issued by Allstate Life. Global Funding will immediately  assign absolutely to, and deposit into, the issuing trust each
such  funding   agreement  and  the  related  funding  note  will  be  cancelled immediately  upon the  assignment  and deposit by Global Funding of such funding agreement(s) to and into the issuing trust.

     In connection with any sale of the notes, the Agents may receive compensation in the form of discounts, concessions or commissions from the issuing trust or from purchasers of the notes for whom they may act as agents.
The Agents may sell the notes to or through dealers, and those dealers may receive compensation in the form of discounts, concessions, or commissions from the purchasers for whom they may act as agents. Any Agents that participate in the offering of the notes will be identified and their compensation will be described in the applicable prospectus supplement or the applicable pricing supplement. The applicable prospectus supplement or the applicable pricing supplement will also describe the other terms of the offering, including any discounts or concessions allowed or reallowed or paid to dealers.

     The   Agents   participating   in  the   distribution   of  notes  will  be
"underwriters,"  with  respect to the notes  being  distributed  by them and the funding  agreements  being purchased by the issuing trust,  and any discounts or commissions  received by them on the sale or resale of notes may be deemed to be underwriting  discounts and commissions under the Securities Act. The Agents may be entitled  under  agreements  entered  into with a trust,  Global  Funding and
Allstate Life to indemnification  against certain civil  liabilities,  including liabilities  under the  Securities  Act,  or to  contribution  with  respect  to payments that the Agents may be required to make in respect of such liabilities.

     Global Funding is a statutory issuer of the notes and the funding notes under the Securities Act, and Allstate Life is a statutory issuer of the funding agreements under the Securities Act.

     J.P.  Morgan Trust Company,  National  Association is affiliated  with J.P.
Morgan  Securities Inc., which is an Agent.  With respect to any series of notes as to which  one or more  affiliates  of J.P.  Morgan  Trust  Company,  National
Association  will serve as an Agent, the relevant trust will appoint an eligible
entity  other  than  J.P.  Morgan  Trust  Company,   National   Association  and
unaffiliated  with any other Agent  participating in the offering of such series of Notes to serve as indenture trustee.

     In the ordinary course of its business, the Agents and their affiliates have engaged, and may in the future engage, in investment and commercial banking transactions with Allstate Life and certain of its affiliates.


                                       44



                                 LEGAL OPINIONS

     Certain matters regarding the notes, funding notes and funding agreements, and their offering will be passed upon:

     o for Allstate Life by Counsel of Allstate Life (as to Illinois law, including the validity of the funding agreements thereunder);

     o    for Global Funding and Allstate Life by LeBoeuf, Lamb, Greene & MacRae
          LLP (as to New York law and United States Federal securities law, including the validity of the notes and the funding notes thereunder, and as to tax law and certain insurance regulatory matters);

     o for Global Funding and Allstate Life by Lord, Bissell & Brook LLP (as to certain Illinois regulatory matters);

     o    for Global Funding and Wilmington Trust Company by Richards,  Layton &
          Finger, P.A. (as to Delaware law, including, organization, authority and certain regulatory matters related to Global Funding, the trusts and the Delaware Trustee, certain security interest matters, the enforceability of the trust agreements and the valid issuance of the notes and the funding notes); and

     o for the Agents by Sidley Austin LLP (as to United States Federal securities law).

     LeBoeuf, Lamb, Greene & MacRae LLP has from time to time represented, and continues to represent, one or more of the Agents. Sidley Austin LLP has from time to time represented, and continues to represent Allstate Life.

                                     EXPERTS

     The  consolidated   financial   statements  and  the  related  consolidated
financial statement schedules  incorporated in this Prospectus by reference from the Allstate  Life  Insurance  Company  Annual  Report on Form 10-K for the year ended  December  31,  2004  have been  audited  by  Deloitte  & Touche  LLP,  an independent  registered public accounting firm, as stated in their report (which report  expresses an unqualified  opinion and includes an explanatory  paragraph relating  to a  change  in  method  of  accounting  for  certain  nontraditional long-duration  contracts  and for  separate  accounts in 2004 and changes in the
methods  of  accounting  for  embedded   derivatives  in  modified   coinsurance
agreements and variable interest entities in 2003), which is incorporated herein by reference,  and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     With respect to the unaudited interim financial information for the periods ended March 31, 2005 and 2004, June 30, 2005 and 2004 and September 30, 2005 and
2004 which is incorporated herein by reference, Deloitte & Touche LLP, an independent registered public accounting firm, have applied limited procedures in accordance with the standards of the Public Company Accounting Oversight
Board (United States) for a review of such information. However, as stated in their reports included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 and incorporated by reference herein, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their reports on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their reports on the unaudited interim financial information because those reports are not "reports" or a "part" of the registration statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.


                                       45

                                     PART II


                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

         The following table sets forth the expenses to be incurred in connection with the offering described in this registration statement. Except for the Securities and Exchange Commission registration fee, all amounts shown are estimates.

Securities and Exchange Commission registration fee                                                 $        383,060
Fees and expenses of Trustees                                                                                 50,000
Printing expenses                                                                                             35,000
Accountant's fees and expenses                                                                                25,000
Legal fees and expenses                                                                                      250,000
Rating Agency fees                                                                                           400,000
Miscellaneous expenses                                                                                        50,000
                                                                                                              ------
                                                                                                         $ 1,193,060

Item 15. Indemnification of Directors and Officers.

Allstate Life Insurance Company

     Under  Section  8.75 of the  Illinois  Business  Corporation  Act of  1983,
Allstate Life Insurance Company is empowered, subject to the procedures and limitations stated therein, to indemnify any person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding to which such person is made a party or threatened to be made a party by reason of his being or having been a director, officer, employee or agent of Allstate Life Insurance Company, or serving or having served at the request of Allstate Life Insurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Section 8.75 further provides that indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise, and that such indemnification to which a person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, officer, employee or agent of Allstate Life Insurance
Company who has ceased to serve in such capacity, and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Article VI,  Section 1 of the by-laws of Allstate  Life  Insurance  Company provides  that  Allstate  Life  Insurance  Company  will  indemnify  all  of its directors, former directors, officers and former officers, to the fullest extent permitted  under law, who were or are a party or are threatened to be made party to any  proceeding by reason of the fact that such persons were or are directors or officers of Allstate Life Insurance Company,  against liabilities,  expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by them.  The  indemnity  shall not be deemed  exclusive  of any other rights to which  directors  or officers  may be  entitled by law or under any  articles of
incorporation,   by-law,   agreement,  vote  of  stockholders  or  disinterested
directors or otherwise. In addition, the indemnity shall inure to the benefit of the legal representatives of directors and officers or of their estates, whether such  representatives  are court appointed or otherwise  designated,  and to the benefit of the heirs of such directors and officers.  The indemnity shall extend to and include claims for such payments arising out of any proceeding  commenced or  based  on  actions  of  such  directors  and  officers  taken  prior  to the effectiveness  of this  indemnity;  provided that payment of such claims had not been agreed to or denied by Allstate Life  Insurance  Company  before such date.
Article IV of the by-laws of The Allstate Corporation provides similar rights of indemnification to all directors, former directors, officers and former officers of Allstate Life Insurance Company, as a subsidiary of The Allstate Corporation.

     The directors and officers of Allstate Life Insurance Company have been provided liability insurance for certain losses arising from claims or charges made against them while acting in their capacities as directors or officers of Allstate Life Insurance Company.

                                      II-1

Allstate Life Global Funding

     Pursuant to an amended and restated support and expenses agreement between Allstate Life Insurance Company and Allstate Life Global Funding to be dated on or about the date of effectiveness of this registration statement, Allstate Life
Insurance Company will agree to indemnify Wilmington Trust Company as Delaware trustee and AMACAR Pacific Corp. as administrator of Allstate Life Global
Funding with respect to certain matters related to the performance of such functions.

     Allstate  Life  Global  Funding  will  agree,  pursuant  to an amended  and restated administrative services agreement of Allstate Life Global Funding to be dated on or about the date of effectiveness of this registration  statement (the
"depositor  administrative  services  agreement"),  to indemnify  AMACAR Pacific
Corp.,  as  administrator,  and to hold  the  administrator  harmless,  from and against certain losses arising out of, in connection with, or resulting from the administrator's  right and/or performance of the  administrator's  duties by the
administrator   or  its  agents  and   employees   pursuant  to  the   depositor
administrative services agreement. Allstate Life Global Funding will also agree, pursuant to an amended and restated  indemnity  agreement with Wilmington  Trust
Company, to indemnify, protect, save and keep harmless Wilmington Trust Company, as Delaware trustee, and its officers,  directors,  successors,  assigns,  legal representatives,  agents,  and servants,  from and against  certain  liabilities relating  to or arising  out of the  amended and  restated  trust  agreement  of
Allstate Life Global Funding,  to be dated on or about the date of effectiveness of this registration statement (as the same may be further amended,  restated or modified) or any other  agreements to which  Allstate  Life Global  Funding is a party or to which Allstate Life Global Funding becomes a party.

Item 16. Exhibits.

(a)  Exhibits

     Exhibit No. Description

            1.1  Form of Distribution Agreement.

            1.2  Form of Terms Agreement (included in Part E to the Form of Series Instrument filed as Exhibit 4.12).

            1.3  Form of Representations and Indemnity Agreement.

            3.1  Articles of Amendment to the Articles of Incorporation of Allstate Life Insurance Company dated
                 December 29, 1999 (incorporated by reference to Form 10 dated April 24, 2002 (File No. 000-31248)).

            3.2  By-Laws of Allstate Life Insurance Company, Amended and Restated June 28, 2000 (incorporated by reference to Form 10 dated April 24, 2002 (File No. 000-31248)).

            3.3  Certificate of Trust of Allstate Life Global Funding, dated as of June 24, 2002 (incorporated by reference to Registration Statement (File No. 333-101424)).

            3.4  Amended and Restated Certificate of Trust of Allstate Life Global Funding, dated as of April 20, 2004.

            3.5  Form of Certificate of Trust of an Allstate Life Global Funding Trust.

            4.1  Form of Amended and Restated Trust Agreement of Allstate Life Global Funding to be entered into by
                 Wilmington Trust Company, as Delaware Trustee, and AMACAR Pacific Corp., in its capacities as
                 Administrator and Trust Beneficial Owner.

            4.2  Standard Trust Agreement Terms.

            4.3  Form of Trust Agreement of each Issuing Trust to be entered into among Wilmington Trust Company,
                 AMACAR Pacific Corp. and Allstate Life Global Funding (included in Part A to the Form of Series Instrument filed as Exhibit 4.12).

            4.4  Standard Indenture Terms.

                                      II-2

     Exhibit No. Description

            4.5  Form of Indenture to be entered into between each Issuing Trust and J.P. Morgan Trust Company, National
                 Association (included in Part G to the Form of Series Instrument filed as Exhibit 4.12 hereto).

            4.6  Standard Funding Note Indenture Terms.

            4.7  Form of Funding Note Indenture to be entered into between Allstate Life Global Funding and J.P. Morgan
                 Trust Company, National Association (included in Part H to the Form of Series Instrument filed as
                 Exhibit 4.12 hereto).

            4.8  Form of Global Security for Secured Medium Term Notes Program.

            4.9  Form of Definitive Security for Secured Medium Term Notes Program.

           4.10  Form of Global Security for Allstate Life(R) CoreNotes(R) Program.

           4.11  Form of Definitive Security for Allstate Life(R) CoreNotes(R) Program.

           4.12  Form of Series Instrument.

           4.13  Form of Closing Instrument.

            5.1  Opinion of Counsel of Allstate Life Insurance Company.

            5.2  Opinion of LeBoeuf, Lamb, Greene & MacRae LLP.

              8  Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, as Tax Counsel.

           10.1  Form of Funding Agreement between Allstate Life Insurance Company and Allstate Life Global Funding
                 (incorporated by reference to Registration Statement (File No. 333-101424)).

           10.2  Form of Funding Note related to Secured Medium Term Notes issued under the Allstate Life(R)
                 CoreNotes(R) Program.

           10.3  Form of Funding Note related to Secured Medium Term Notes issued under the Secured Medium Term
                 Notes Program.

           10.4  Form of Amended and Restated Support and Expenses Agreement to be entered into between Allstate
                 Life Insurance Company and Allstate Life Global Funding.

           10.5  Standard Support and Expenses Agreement Terms.

           10.6  Form of Support and Expenses Agreement (included in Part C to the Form of Series Instrument filed as Exhibit 4.12).

           10.7  Form of Amended and Restated Administrative Services Agreement to be entered into between Allstate
                 Life Global Funding and AMACAR Pacific Corp.

           10.8  Standard Administrative Services Agreement Terms.

           10.9  Form of Administrative Services Agreement of each Issuing Trust to be entered into between each
                 Issuing Trust and AMACAR Pacific Corp. (included in Part B to the Form of Series Instrument filed as
                 Exhibit 4.12).

          10.10  Form of Amended and Restated Name Licensing Agreement between Allstate Insurance Company and Allstate
                 Life Global Funding.

          10.11  Form of Name Licensing Agreement of each Issuing Trust (included in Part D to the Form of Series Instrument filed as Exhibit 4.12).

          10.12  Standard Name Licensing Agreement Terms.

          10.13  Indemnity Agreement, dated as of June 24, 2002, between Allstate Life Global Funding and Wilmington Trust
                 Company (incorporated by reference to Registration Statement (File No. 333-101424)).

                                      II-3

     Exhibit No. Description

          10.14  Form of Amended and Restated Indemnity Agreement to be entered into between Allstate Life Global
                 Funding and Wilmington Trust Company (incorporated by reference to Registration Statement (File
                 No. 333-112249)).

             12  Ratio of Earnings to Fixed Charges of Allstate Life Insurance Company.

           23.1  Consent of Independent Registered Public Accounting Firm.

           23.2  Consent of Counsel of Allstate Life Insurance Company (included in Exhibit 5.1).

           23.3  Consents of LeBoeuf, Lamb, Greene & MacRae LLP.

           23.4  Consent of Lord, Bissell & Brook LLP.

           23.5  Consent of Richards, Layton & Finger, P.A.

             24  Power of Attorney (included as part of the Allstate Life Insurance Company signature pages).

           25.1  Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company, National
                 Association as Indenture Trustee under the Indenture.

           25.2  Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company, National
                 Association as Funding Note Indenture Trustee under the Funding Note Indenture.


Item 17. Undertakings.

     (a)  The undersigned registrants hereby undertake:

     (1) To file,  during any period in which  offers or sales are being made of
the  securities   registered   hereby,  a   post-effective   amendment  to  this
registration statement:

     (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

     (ii) To reflect in the  prospectus  any facts or events  arising  after the effective date of this registration statement (or the most recent post-effective
amendment  hereof)  which,  individually  or  in  the  aggregate,   represent  a
fundamental change in the information set forth in this registration  statement.
Notwithstanding the foregoing,  any increase or decrease in volume of securities offered (if the total dollar value of  securities  offered would not exceed that which was registered) and any deviation from low or high end estimated  offering range may be  reflected  in the form of  prospectus  filed  with the  Commission pursuant to Rule 424(b),  if, in the aggregate,  the changes in volume and price represent no more than 20 percent change in maximum aggregate offering price set
forth  in  the  "Calculation  of  Registration   Fee"  table  in  the  effective
registration statement.

     (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

     Provided, however, That:


     (A) The undertakings set forth in paragraphs (i), (ii) and (iii) above do not apply if the registration statement is on Form S-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrants pursuant to section 13 or section 15(d) of the Securities
Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.


     (B) Provided, further, however, that the undertakings set forth in paragraphs (i) and (ii) do not apply if the registration statement is for an offering of asset-backed securities on Form S-1 or Form S-3, and the information required to be included in a post-effective amendment is provided pursuant to
Item 1100(c) of Regulation AB.


                                      II-4

     (2) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the registrants are relying on Rule 430(B):


     (A) Each prospectus filed by the registrants pursuant to Rule 424(b)(3) shall be deemed to be part of this registration statement as of the date the filed prospectus was deemed part of and included in this registration statement;
and


     (B) Each  prospectus  required  to be  filed  pursuant  to Rule  424(b)(2),
(b)(5),  or (b)(7) as part of this  registration  statement  in reliance on Rule
430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in this registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule
430(B), for liability purposes of the issuer and any person that is at the date an underwriter, such date shall be deemed to be a new effective date of this registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided , however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such effective date.


     (3) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

     The  undersigned  registrants  undertake  that  in a  primary  offering  of
securities  of  the  undersigned   registrants  pursuant  to  this  registration
statement,  regardless of the underwriting method used to sell the securities to the purchaser,  if the securities are offered or sold to such purchaser by means of any of the following  communications,  the  undersigned  registrants  will be sellers to the purchaser and will be considered to offer or sell such securities to such purchaser:

     (i) Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

     (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;


     (iii) The portion of any other free writing prospectus relating to the offering containing materials information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and


     (iv) Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

     (4) That, for the purpose of determining any liability under the Securities
Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (5) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrants hereby further undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of any annual report pursuant to section 13(a) or section 15(d) of the Securities
Exchange Act of 1934 that is incorporated by reference in this registration statement shall be

                                      II-5

deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The undersigned registrants hereby undertake to file an application for the purposes of determining eligibility of the trustee to act under Subsection
(a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust
Indenture Act.

     (d) Insofar as indemnification for liabilities arising under the Securities
Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions discussed in Item 15 above, or otherwise, the undersigned registrants have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Allstate Life of expenses incurred or paid by its director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Allstate Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     (e) The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to section 13(a) or section 15(d) of the Securities
Exchange Act of 1934 of a third party that is incorporated by reference in the registration statement in accordance with Item 1100(c)(1) of Regulation AB (17
CFR 229.1100(c)(1)) shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (f) The undersigned  registrants hereby undertake to deliver or cause to be delivered with the prospectus,  to each person to whom the prospectus is sent or given,  the latest annual report,  to security  holders that is  incorporated by
reference  in  the  prospectus  and  furnished   pursuant  to  and  meeting  the
requirements  of Rule 14a-3 or Rule 14c-3 under the  Securities  Exchange Act of
1934;  and,  where  interim  financial  information  required to be presented by
Article 3 of Regulation S-X is not set forth in the prospectus,  to deliver,  or cause to be  delivered to each person to whom the  prospectus  is sent or given, the latest  quarterly  report that is specifically  incorporated by reference in the prospectus to provide such interim financial information.




                                      II-6



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, Allstate Life Global Funding certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on February 27, 2006.

                         ALLSTATE LIFE GLOBAL FUNDING

                         By:   AMACAR Pacific Corp.,
                               not in its individual capacity,
                               but solely as administrator

                         By:   /s/ Evelyn Echevarria
                               --------------------------
                               Name:    Evelyn Echevarria
                               Title:   Vice President, Secretary and Director of AMACAR
                                        Pacific Corp.

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 2 to the registration statement has been signed on behalf of Allstate Life
Global Funding by AMACAR Pacific Corp., not in its individual capacity, but solely as the administrator, on February 27, 2006 by the following persons solely in the capacities indicated.

 Signature                                          Title

/s/ Douglas K. Johnson        Chief Executive Officer and Director of AMACAR Pacific Corp.
----------------------                   (Principal Executive Officer)
Douglas K. Johnson


/s/ Juliana C. Johnson        Chief Financial Officer, Principal Accounting Officer and Director of
----------------------                             AMACAR Pacific Corp.
Juliana C. Johnson              (Principal Financial Officer and Principal Accounting Officer)



/s/ Evelyn Echevarria          Vice President, Secretary and Director of AMACAR Pacific Corp.
----------------------
Evelyn Echevarria



                                      II-7



     Pursuant to the requirements of the Securities Act of 1933, as amended, Allstate Life Insurance Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Northfield, and State of Illinois, on February 27, 2006.

                      ALLSTATE LIFE INSURANCE COMPANY

                      By:   /s/ Casey J. Sylla
                            ---------------------------
                            Casey J. Sylla, Chairman of the Board, President and Director

     Each person whose signature appears below hereby appoints John C. Pintozzi, Kevin R. Slawin, Casey J. Sylla, and Michael J. Velotta as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and anything appropriate or necessary to be done, as fully and for all confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 2 to the registration statement has been signed on February 27, 2006 by the following persons in the capacities indicated.


                                      II-8





       Signature                         Title


/s/ David A. Bird               Senior Vice President and Director of Allstate Life
-----------------------
    David A. Bird


/s/ Danny L. Hale               Director of Allstate Life
-----------------------
    Danny L. Hale


/s/ Edward M. Liddy             Director of Allstate Life
-----------------------
   Edward M. Liddy


/s/ John C. Lounds              Senior Vice President and Director of Allstate Life
-----------------------
   John C. Lounds


/s/ Doublas B. Welch            Senior Vice President and Director of Allstate Life
-----------------------
  Douglas B. Welch


/s/ Samuel H. Pilch             Group Vice President and Controller of Allstate Life
-----------------------
   Samuel H. Pilch


/s/ John C. Pintozzi            Senior Vice President, Chief Financial Officer and Director of Allstate Life
-----------------------                         (Principal Financial Officer)
  John C. Pintozzi


/s/ Eric A. Simonson            Senior Vice President, Chief Investment Officer and Director of Allstate Life
-----------------------
  Eric A. Simonson



/s/ Kevin R. Slawin             Senior Vice President and Director of Allstate Life
-----------------------
   Kevin R. Slawin


/s/ Casey J. Sylla              Chairman of the Board, President and Director of Allstate Life
-----------------------                         (Principal Executive Officer)
   Casey J. Sylla


/s/ Michael J. Velotta          Senior Vice President, General Counsel, Secretary and Director of Allstate Life
-----------------------
 Michael J. Velotta


/s/ Thomas J. Wilson, II        Director of Allstate Life
------------------------
Thomas J. Wilson, II



                                      II-9



                                  EXHIBIT INDEX

     Exhibit No. Description

            1.1  Form of Distribution Agreement.

            1.2  Form of Terms Agreement (included in Part E to the Form of Series Instrument filed as Exhibit 4.12).

            1.3  Form of Representations and Indemnity Agreement.

            3.1  Articles of Amendment to the Articles of Incorporation of Allstate Life Insurance Company dated
                 December 29, 1999 (incorporated by reference to Form 10 dated April 24, 2002 (File No. 000-31248)).

            3.2  By-Laws of Allstate Life Insurance Company, Amended and Restated June 28, 2000 (incorporated by reference to Form 10 dated April 24, 2002 (File No. 000-31248)).

            3.3  Certificate of Trust of Allstate Life Global Funding, dated as of June 24, 2002 (incorporated by reference to Registration Statement (File No. 333-101424)).

            3.4  Amended and Restated Certificate of Trust of Allstate Life Global Funding, dated as of April 20, 2004.

            3.5  Form of Certificate of Trust of an Allstate Life Global Funding Trust.

            4.1  Form of Amended and Restated Trust Agreement of Allstate Life Global Funding to be entered into by
                 Wilmington Trust Company, as Delaware Trustee, and AMACAR Pacific Corp., in its capacities as
                 Administrator and Trust Beneficial Owner.

            4.2  Standard Trust Agreement Terms.

            4.3  Form of Trust Agreement of each Issuing Trust to be entered into among Wilmington Trust Company,
                 AMACAR Pacific Corp. and Allstate Life Global Funding (included in Part A to the Form of Series
                 Instrument filed as Exhibit 4.12).

            4.4  Standard Indenture Terms.

            4.5  Form of Indenture to be entered into between each Issuing Trust and J.P. Morgan Trust Company,
                 National Association (included in Part G to the Form of Series Instrument filed as Exhibit 4.12 hereto).

            4.6  Standard Funding Note Indenture Terms.

            4.7  Form of Funding Note Indenture to be entered into between Allstate Life Global Funding and J.P. Morgan
                 Trust Company, National Association (included in Part H to the Form of Series Instrument filed as
                 Exhibit 4.12 hereto).

            4.8  Form of Global Security for Secured Medium Term Notes Program.

            4.9  Form of Definitive Security for Secured Medium Term Notes Program.

           4.10  Form of Global Security for Allstate Life(R) CoreNotes(R) Program.

           4.11  Form of Definitive Security for Allstate Life(R) CoreNotes(R) Program.

           4.12  Form of Series Instrument.

           4.13  Form of Closing Instrument.

            5.1  Opinion of Counsel of Allstate Life Insurance Company.

            5.2  Opinion of LeBoeuf, Lamb, Greene & MacRae LLP.

              8  Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, as Tax Counsel.

                                     II-10

           10.1  Form of Funding Agreement between Allstate Life Insurance Company and Allstate Life Global Funding
                 (incorporated by reference to Registration Statement (File No. 333-101424)).

           10.2  Form of Funding Note related to Secured Medium Term Notes issued under the Allstate Life(R)
                 CoreNotes(R) Program.

           10.3  Form of Funding Note related to Secured Medium Term Notes issued under the Secured Medium Term
                 Notes Program.

           10.4  Form of Amended and Restated Support and Expenses Agreement to be entered into between Allstate
                 Life Insurance Company and Allstate Life Global Funding.

           10.5  Standard Support and Expenses Agreement Terms.

           10.6  Form of Support and Expenses Agreement (included in Part C to the Form of Series Instrument filed as
                 Exhibit 4.12).

           10.7  Form of Amended and Restated Administrative Services Agreement to be entered into between Allstate
                 Life Global Funding and AMACAR Pacific Corp.

           10.8  Standard Administrative Services Agreement Terms.

           10.9  Form of Administrative Services Agreement of each Issuing Trust to be entered into between each
                 Issuing Trust and AMACAR Pacific Corp. (included in Part B to the Form of Series Instrument filed as
                 Exhibit 4.12).

          10.10  Form of Amended and Restated Name Licensing Agreement between Allstate Insurance Company and Allstate
                 Life Global Funding.

          10.11  Form of Name Licensing Agreement of each Issuing Trust (included in Part D to the Form of Series Instrument filed as Exhibit 4.12).

          10.12  Standard Name Licensing Agreement Terms.

          10.13  Indemnity Agreement, dated as of June 24, 2002, between Allstate Life Global Funding and Wilmington Trust
                 Company (incorporated by reference to Registration Statement (File No. 333-101424)).

          10.14  Form of Amended and Restated Indemnity Agreement to be entered into between Allstate Life Global Funding and Wilmington Trust Company (incorporated by reference to Registration Statement (File No. 333-112249)).

             12  Ratio of Earnings to Fixed Charges of Allstate Life Insurance Company.

           23.1  Consent of Independent Registered Public Accounting Firm.

           23.2  Consent of Counsel of Allstate Life Insurance Company (included in Exhibit 5.1).

           23.3  Consents of LeBoeuf, Lamb, Greene & MacRae LLP.

           23.4  Consent of Lord, Bissell & Brook LLP.

           23.5  Consent of Richards, Layton & Finger, P.A.

             24  Power of Attorney (included as part of the Allstate Life Insurance Company signature pages).

           25.1  Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company, National
                 Association as Indenture Trustee under the Indenture.

           25.2  Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company, National
                 Association as Funding Note Indenture Trustee under the Funding Note Indenture.



                                     II-11